                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08764

                         UBS PACE Select Advisors Trust

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2004

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ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM)

GOING THE DISTANCE TO MEET YOUR FINANCIAL NEEDS

ANNUAL REPORT

JULY 31, 2004

UBS PACE SELECT ADVISORS TRUST

TABLE OF CONTENTS

        Introduction                                                           3

        UBS PACE Money Market Investments                                      4

        UBS PACE Government Securities Fixed Income Investments                9

        UBS PACE Intermediate Fixed Income Investments                        14

        UBS PACE Strategic Fixed Income Investments                           19

        UBS PACE Municipal Fixed Income Investments                           24

        UBS PACE Global Fixed Income Investments                              29

        UBS PACE Large Co Value Equity Investments                            35

        UBS PACE Large Co Growth Equity Investments                           42

        UBS PACE Small/Medium Co Value Equity Investments                     48

        UBS PACE Small/Medium Co Growth Equity Investments                    53

        UBS PACE International Equity Investments                             58

        UBS PACE International Emerging Markets Equity Investments            65

        Financial Statements                                                  71


        UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

        FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.

                                        1
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UBS PACE SELECT ADVISORS TRUST

INTRODUCTION

Dear UBS PACE(SM) Shareholder,

We are pleased to provide you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust.

This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events during the fiscal year ended July 31, 2004. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (US) Inc.

The world's equity markets substantially outperformed their fixed income counterparts during the fiscal year. Equities posted positive returns during much of the period, buoyed by improving global growth and strong corporate profits. In virtually every case, the vast majority of these gains occurred during the first half of the reporting period. In contrast, during the second half of the period, equity returns were modest, as investors focused on the prospect of rising interest rates, geopolitical uncertainties and mixed economic signals.

The world's fixed income markets largely treaded water over the fiscal year. Despite periods of strength due to mixed economic signals and terrorism concerns, bond prices fell as the reporting period progressed. This was largely due to inflationary pressures and the widespread belief that many central banks were poised to raise rates sooner than had been expected. The riskier segments of the bond market performed better, in particular during the first half of the fiscal year. However, these bonds gave back a portion of their gains late in the period as investors became more risk averse.

Looking ahead, despite some lingering issues, we believe the global economic outlook is positive. Most indicators point to continued positive growth in the US. The Eurozone will, in all likelihood, lag other regions, while the UK is enjoying strong growth and low inflation. We believe the sustainability of Japan's expansion remains uncertain, as questions remain whether it has been underpinned by structural changes, or if it is purely cyclical in nature.

Given the many uncertainties in the US and abroad, we would expect to see periods of increased market volatility going forward. As such, it's our belief that investors should maintain a diversified portfolio and long-term perspective. Your financial advisor can be a key ally to keep you focused on your financial goals should market volatility increase. The PACE Portfolios can be a key component of your investment strategy, as they offer a wide choice of actively managed investments that allow you to take advantage of ever-changing market opportunities.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.


Sincerely,


/s/ Joseph A Varnas


Joseph A Varnas
President
UBS PACE Select Advisors Trust
Managing Director
UBS Global Asset Management (US) Inc.

   This report is intended to assist investors in understanding how the Portfolios performed during the fiscal year ended July 31, 2004. The views expressed in the Advisor's Comments sections are as of the end of the reporting period and are those of the investment advisors. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security or market sector, the markets generally or any Portfolio. The Portfolios are actively managed and their composition will differ over time; any specific securities discussed may or may not be current or future holdings of a Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio returned 0.51% (before the deduction of the UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio declined 0.98%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 0.97% and 0.36%, respectively. (Returns over various time periods are shown in the table on page
6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

During the period, gross domestic product ("GDP") figures confirmed that the US economy was growing, fueled by the combined effects of robust consumer and business spending, an increase in exports, and ongoing military spending. Third quarter 2003 GDP came in at 8.2%, up from 3.3% over the prior three months. This number was far higher than anticipated, and the sharpest recorded advance of GDP since 1984. Strong fourth quarter 2003 and first quarter 2004 numbers followed, at 4.1% and 4.5%, respectively, while the preliminary estimate for second quarter GDP came in at a more modest 2.8%.

After a prolonged period of disappointing growth, employment figures improved considerably before taking a step backwards late in the review period. The reporting period began with a cloud of uncertainty hanging over the labor market, as low new job growth levels led to concerns of a "jobless" economic recovery. These fears were temporarily laid to rest when nearly one million jobs were created between March and May of 2004. However, only an estimated 78,000 and 32,000 new jobs were created in June and July 2004, respectively, resulting in renewed concerns of a jobless economic recovery.

Despite increasing signs that an economic rebound was taking hold, the Federal Reserve Board (the "Fed") maintained its accommodative monetary policy throughout much of the period. As late as the end of March 2004, many market participants believed the Fed would hold rates steady until after the November presidential election, or until early 2005. However, this expectation abruptly changed as the improvement in the labor market became apparent. Following the March employment report, which showed that 308,000 new jobs had been created, the Fed began to lay the groundwork for higher rates.

After many months of speculation, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% on June 30, 2004. In raising the rate--the first of its kind in four years--the Fed noted that "policy accommodation can be removed at a pace that is likely to be measured." However, it also made it clear that it was leaving the door open for larger and more frequent rate hikes, if necessary, to ward off inflation.

ADVISOR'S COMMENTS

Throughout much of the reporting period, we employed a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. Our longer-term securities--with maturities up to one year--were used to lock in higher yields during periods when interest rates fell, while our shorter-term securities--with maturities of one month or less--provided liquidity. This strategy allowed us to generate incremental yield compared with a more "laddered" approach, wherein a portfolio is spread out among all maturity levels.

In terms of security selection, we maintained our strategy of emphasizing quality and liquidity. Thus, we continued to concentrate a large portion of the Portfolio's holdings in commercial paper, which, in the healthier credit environment that characterized much of the period, offered a yield advantage. We held positions in other sectors, including US government agency obligations, bank obligations and short-term corporate obligations, which helped maintain the Portfolio's overall level of diversification. This strategy also helped us meet our liquidity requirements.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:
UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:
Michael H. Markowitz

OBJECTIVE:
Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:
The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

Looking ahead, deflationary pressures appear to have abated, and inflation has become a concern for many market participants. Core inflation (excluding food and energy) has risen in recent months. At the same time, the effects of high oil prices are starting to work their way into the economy, and companies may pass these incremental costs along to consumers.

At this point, we expect that the Fed will continue to raise interest rates in the months to come. In fact, after period end, the Fed raised rates by another 25 basis points at its August meeting. The futures markets have forecast that the fed funds rate will rise to 4.00% by the end of 2005, an increase of 2.50% from the current level. In anticipation of the higher interest rate environment, we have let the Portfolio's weighted average maturity drift shorter, in order to take advantage of higher yields. Maintaining a high-quality portfolio will also be of paramount importance, and we anticipate continuing our strategy of allocating a large portion of the portfolio to US government securities.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY US T-BILL INDEX

                  UBS PACE MONEY MARKET   UBS PACE MONEY MARKET
                       INVESTMENTS             INVESTMENTS
                  (WITHOUT MAXIMUM UBS      (WITH MAXIMUM UBS      90-DAY U.S.
                    PACE PROGRAM FEE)       PACE PROGRAM FEE)     T-BILL INDEX
Aug-1995               $    10,000             $    10,000         $    10,000
Sep-1995               $    10,045             $    10,033         $    10,045
Oct-1995               $    10,090             $    10,065         $    10,091
Nov-1995               $    10,134             $    10,096         $    10,135
Dec-1995               $    10,179             $    10,129         $    10,182
Jan-1996               $    10,223             $    10,160         $    10,228
Feb-1996               $    10,263             $    10,187         $    10,269
Mar-1996               $    10,306             $    10,216         $    10,313
Apr-1996               $    10,347             $    10,244         $    10,355
May-1996               $    10,389             $    10,273         $    10,400
Jun-1996               $    10,431             $    10,302         $    10,444
Jul-1996               $    10,475             $    10,332         $    10,489
Aug-1996               $    10,518             $    10,362         $    10,535
Sep-1996               $    10,561             $    10,391         $    10,580
Oct-1996               $    10,605             $    10,421         $    10,626
Nov-1996               $    10,649             $    10,452         $    10,671
Dec-1996               $    10,693             $    10,481         $    10,717
Jan-1997               $    10,738             $    10,512         $    10,763
Feb-1997               $    10,779             $    10,540         $    10,805
Mar-1997               $    10,825             $    10,571         $    10,852
Apr-1997               $    10,871             $    10,603         $    10,898
May-1997               $    10,918             $    10,636         $    10,947
Jun-1997               $    10,965             $    10,668         $    10,993
Jul-1997               $    11,013             $    10,701         $    11,040
Aug-1997               $    11,062             $    10,735         $    11,088
Sep-1997               $    11,109             $    10,768         $    11,135
Oct-1997               $    11,158             $    10,801         $    11,183
Nov-1997               $    11,206             $    10,835         $    11,230
Dec-1997               $    11,257             $    10,870         $    11,279
Jan-1998               $    11,307             $    10,904         $    11,329
Feb-1998               $    11,353             $    10,935         $    11,374
Mar-1998               $    11,403             $    10,969         $    11,424
Apr-1998               $    11,451             $    11,002         $    11,473
May-1998               $    11,501             $    11,036         $    11,522
Jun-1998               $    11,550             $    11,070         $    11,570
Jul-1998               $    11,601             $    11,104         $    11,619
Aug-1998               $    11,652             $    11,139         $    11,668
Sep-1998               $    11,701             $    11,172         $    11,716
Oct-1998               $    11,749             $    11,204         $    11,763
Nov-1998               $    11,795             $    11,234         $    11,806
Dec-1998               $    11,844             $    11,266         $    11,850
Jan-1999               $    11,890             $    11,296         $    11,894
Feb-1999               $    11,931             $    11,322         $    11,935
Mar-1999               $    11,977             $    11,350         $    11,980
Apr-1999               $    12,021             $    11,378         $    12,025
May-1999               $    12,068             $    11,407         $    12,071
Jun-1999               $    12,113             $    11,436         $    12,116
Jul-1999               $    12,161             $    11,467         $    12,163
Aug-1999               $    12,211             $    11,499         $    12,211
Sep-1999               $    12,260             $    11,531         $    12,259
Oct-1999               $    12,311             $    11,565         $    12,309
Nov-1999               $    12,362             $    11,599         $    12,359
Dec-1999               $    12,418             $    11,637         $    12,411
Jan-2000               $    12,475             $    11,675         $    12,466
Feb-2000               $    12,529             $    11,711         $    12,519
Mar-2000               $    12,587             $    11,750         $    12,578
Apr-2000               $    12,645             $    11,790         $    12,637
May-2000               $    12,707             $    11,833         $    12,699
Jun-2000               $    12,771             $    11,877         $    12,758
Jul-2000               $    12,837             $    11,924         $    12,820
Aug-2000               $    12,904             $    11,972         $    12,884
Sep-2000               $    12,970             $    12,018         $    12,948
Oct-2000               $    13,038             $    12,065         $    13,016
Nov-2000               $    13,104             $    12,112         $    13,082
Dec-2000               $    13,173             $    12,160         $    13,151
Jan-2001               $    13,238             $    12,204         $    13,219
Feb-2001               $    13,293             $    12,241         $    13,276
Mar-2001               $    13,350             $    12,277         $    13,334
Apr-2001               $    13,402             $    12,309         $    13,385
May-2001               $    13,450             $    12,338         $    13,434
Jun-2001               $    13,494             $    12,363         $    13,478
Jul-2001               $    13,536             $    12,386         $    13,520
Aug-2001               $    13,576             $    12,407         $    13,561
Sep-2001               $    13,611             $    12,424         $    13,600
Oct-2001               $    13,641             $    12,435         $    13,636
Nov-2001               $    13,667             $    12,444         $    13,665
Dec-2001               $    13,691             $    12,450         $    13,689
Jan-2002               $    13,712             $    12,452         $    13,710
Feb-2002               $    13,729             $    12,454         $    13,728
Mar-2002               $    13,748             $    12,455         $    13,749
Apr-2002               $    13,766             $    12,456         $    13,768
May-2002               $    13,784             $    12,456         $    13,789
Jun-2002               $    13,802             $    12,457         $    13,809
Jul-2002               $    13,819             $    12,457         $    13,829
Aug-2002               $    13,836             $    12,456         $    13,849
Sep-2002               $    13,852             $    12,455         $    13,868
Oct-2002               $    13,868             $    12,454         $    13,887
Nov-2002               $    13,882             $    12,451         $    13,905
Dec-2002               $    13,894             $    12,446         $    13,922
Jan-2003               $    13,904             $    12,439         $    13,937
Feb-2003               $    13,912             $    12,432         $    13,950
Mar-2003               $    13,921             $    12,424         $    13,964
Apr-2003               $    13,930             $    12,416         $    13,977
May-2003               $    13,938             $    12,408         $    13,991
Jun-2003               $    13,946             $    12,399         $    14,003
Jul-2003               $    13,952             $    12,389         $    14,016
Aug-2003               $    13,957             $    12,378         $    14,027
Sep-2003               $    13,963             $    12,368         $    14,038
Oct-2003               $    13,969             $    12,357         $    14,049
Nov-2003               $    13,974             $    12,347         $    14,060
Dec-2003               $    13,980             $    12,337         $    14,071
Jan-2004               $    13,986             $    12,326         $    14,082
Feb-2004               $    13,991             $    12,316         $    14,093
Mar-2004               $    13,997             $    12,305         $    14,104
Apr-2004               $    14,002             $    12,295         $    14,115
May-2004               $    14,008             $    12,284         $    14,126
Jun-2004               $    14,015             $    12,275         $    14,137
Jul-2004               $    14,023             $    12,267         $    14,151

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index from the closest month end after the inception date of Class P shares, August 31, 1995, through July 31, 2004. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
---------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments without maximum UBS PACE program fee*           0.27%     0.51%     2.89%       3.87%
UBS PACE Money Market Investments with maximum UBS PACE program fee*             -0.48     -0.98      1.36        2.32
90-Day U.S. T-Bill Index**                                                        0.49      0.97      3.07        3.97
Lipper Money Market Funds Median                                                  0.18      0.36      2.65        3.67

Average annual total returns for UBS PACE Money Market Investments, for periods ended June 30, 2004, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, -1.00%; 5-year period, 1.43%; since inception, 2.35%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2004 was 0.78%, without maximum UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was -0.72%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Portfolio's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                      $       1,000.00   $    1,002.70   $         2.99
                               Hypothetical (5% return before expenses)            1,000.00        1,021.88             3.02
----------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Net Assets (mm)                                                                 $   166.1
Number of issuers (excluding U.S. Government Agency Obligations)                       47
Weighted Average Maturity                                                         43 days

PORTFOLIO COMPOSITION*                                                            7/31/04
-----------------------------------------------------------------------------------------
Commercial Paper                                                                     66.4%
Certificates of Deposit                                                              16.9
U.S. Government Agency Obligations                                                   13.2
Short-Term Corporate Obligations                                                      2.7
Money Market Funds                                                                    1.1
Other Assets Less Liabilities                                                        (0.3)
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

TOP 10 HOLDINGS (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*                   7/31/04
-----------------------------------------------------------------------------------------
Abbey National Treasury Services                                                      2.4%
Natexis Banque                                                                        2.4
Wells Fargo                                                                           2.4
Citigroup Global Markets Holdings                                                     2.4
Windmill Funding                                                                      2.4
Societe Generale                                                                      2.4
Bear Stearns                                                                          2.4
International Lease                                                                   2.4
Barton Capital                                                                        2.4
HSBC                                                                                  2.4
-----------------------------------------------------------------------------------------
Total                                                                                24.0%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 4.97% (before the deduction of the maximum UBS PACE program fee; 3.41% after the deduction of the maximum program fee), compared with the Lehman Brothers Mortgage-Backed Securities Index return of 5.11% and the 2.82% return of the Lipper Intermediate US Government Funds median. (Returns for all share classes over various time periods are shown in the table on page 11. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the first half of the fiscal year, the market grew more optimistic as business investment revived. Massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. With firming yields and declining prepayment levels, demand for mortgage securities rebounded sharply, especially from banks, hedge funds and other financial institutions.

However, by the time 2004 began, increasing concern about the durability of the US economic recovery pushed interest rates lower. Demand for relatively safe assets such as bonds also rose, amid renewed fears of terrorist attacks after the Madrid bombing in March 2004. Nevertheless, from April through June 2004, employment reports showed strength, convincing the markets that the Federal Reserve Board (the "Fed") would soon begin a long-anticipated tightening cycle. Short-term interest rates increased over 100 basis points (a basis point, or "bps," is 1/100th of a percentage point) and, at the end of June, the Fed met market expectations by increasing the federal funds rate (the rate that banks charge one another for funds they borrow on an overnight basis)--which had been held at 1.00% since June 2003--by 25 bps.

Signs of rising inflation--driven by higher oil prices, as well as slower productivity growth--fueled anxiety that central banks would have to move aggressively to combat it. However, the Fed helped calm markets when it clarified that it would raise rates gradually.

ADVISOR'S COMMENTS

After a sharp decline in July 2003, the mortgage market rebounded in August and September. Mortgages began 2004 on a positive note, outperforming Treasuries, and then suffered a setback in April 2004, as rising rates caused leading banks to sell some of their mortgage holdings. Mortgages subsequently rebounded when interest rates stabilized and volatility declined, benefiting the Portfolio over the fiscal year.

Factors that detracted from the Portfolio's results included a lower-than-index duration (a measure of a bond or bond portfolio's price sensitivity to changes in interest rates) during periods when yields fell across most maturities. An underweight to 30-year Government National Mortgage Association (GNMA) securities was also detrimental, as these issues outperformed their conventional counterparts, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) securities. An underweight to 15-year mortgage-backed securities (MBS) was slightly negative as well, as these issues modestly outperformed 30-year issues.

Conversely, our focus on lower-coupon, 15-year MBS, primarily certain Fannie Mae securities, enhanced results. Also beneficial was our underweight to select 30-year mortgages, as well as lower coupon securities, early in the reporting period. Additionally, our purchase of mortgages in the new issue mortgage market added to returns, as did our modest allocation to adjustable rate mortgages.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
W. Scott Simon

OBJECTIVE:
Current income

INVESTMENT PROCESS:
The Portfolio invests primarily in mortgage-backed securities along with US government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

Looking ahead, we believe that much of the rate increase associated with expectations of Fed tightening and higher inflation has already occurred. Higher interest rates should cool the economy in the near term, preventing the benchmark 10-year Treasury yield from climbing much higher than five percent. While this makes US bonds a better value now than earlier in 2004, especially on the short- to intermediate-end of the yield curve, it also means that rates can rise modestly from current levels. We believe this forecast argues for a duration slightly below that of the benchmark.

In addition, we believe some sectors of the mortgage market look increasingly attractive. As a result, we expect to continue to actively manage our yield and maturity exposure. We are currently overweight in some of the lower coupon mortgages, which we believe are undervalued relative to higher coupon, premium issues. Additionally, we have taken tactical exposure to securities in out-of-index sectors that look attractively priced when compared with mortgage pass-throughs. This includes investments in the asset-backed securities (ABS) and collateralized mortgage obligation (CMO) markets. Finally, we have exposure to adjustable rate mortgages, which we believe should outperform pass-throughs, if rates continue to rise.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

                UBS PACE GOVERNMENT SECURITIES    UBS PACE GOVERNMENT SECURITIES
                   FIXED INCOME INVESTMENTS          FIXED INCOME INVESTMENTS       LEHMAN BROTHERS
                  (BEFORE DEDUCTING MAXIMUM          (AFTER DEDUCTING MAXIMUM       MORTGAGE-BACKED
                    UBS PACE PROGRAM FEE)              UBS PACE PROGRAM FEE)        SECURITIES INDEX
                          $    10,000                      $    10,000                 $    10,000
Aug-1995                  $    10,008                      $    10,005                 $    10,073
Sep-1995                  $    10,050                      $    10,034                 $    10,162
Oct-1995                  $    10,219                      $    10,190                 $    10,252
Nov-1995                  $    10,343                      $    10,301                 $    10,369
Dec-1995                  $    10,493                      $    10,437                 $    10,499
Jan-1996                  $    10,552                      $    10,483                 $    10,578
Feb-1996                  $    10,402                      $    10,321                 $    10,490
Mar-1996                  $    10,354                      $    10,260                 $    10,452
Apr-1996                  $    10,297                      $    10,191                 $    10,423
May-1996                  $    10,301                      $    10,182                 $    10,392
Jun-1996                  $    10,427                      $    10,294                 $    10,535
Jul-1996                  $    10,435                      $    10,289                 $    10,574
Aug-1996                  $    10,460                      $    10,301                 $    10,574
Sep-1996                  $    10,627                      $    10,452                 $    10,751
Oct-1996                  $    10,837                      $    10,645                 $    10,962
Nov-1996                  $    11,012                      $    10,804                 $    11,119
Dec-1996                  $    10,940                      $    10,720                 $    11,060
Jan-1997                  $    10,993                      $    10,758                 $    11,143
Feb-1997                  $    11,019                      $    10,770                 $    11,180
Mar-1997                  $    10,927                      $    10,667                 $    11,074
Apr-1997                  $    11,090                      $    10,813                 $    11,251
May-1997                  $    11,185                      $    10,891                 $    11,361
Jun-1997                  $    11,310                      $    11,000                 $    11,494
Jul-1997                  $    11,522                      $    11,192                 $    11,710
Aug-1997                  $    11,495                      $    11,151                 $    11,682
Sep-1997                  $    11,624                      $    11,262                 $    11,830
Oct-1997                  $    11,771                      $    11,391                 $    11,962
Nov-1997                  $    11,827                      $    11,430                 $    12,001
Dec-1997                  $    11,929                      $    11,514                 $    12,110
Jan-1998                  $    12,034                      $    11,601                 $    12,231
Feb-1998                  $    12,049                      $    11,601                 $    12,256
Mar-1998                  $    12,089                      $    11,626                 $    12,308
Apr-1998                  $    12,156                      $    11,676                 $    12,378
May-1998                  $    12,252                      $    11,752                 $    12,460
Jun-1998                  $    12,326                      $    11,809                 $    12,520
Jul-1998                  $    12,374                      $    11,840                 $    12,583
Aug-1998                  $    12,515                      $    11,960                 $    12,698
Sep-1998                  $    12,624                      $    12,049                 $    12,852
Oct-1998                  $    12,586                      $    11,998                 $    12,835
Nov-1998                  $    12,623                      $    12,018                 $    12,899
Dec-1998                  $    12,694                      $    12,071                 $    12,955
Jan-1999                  $    12,796                      $    12,152                 $    13,046
Feb-1999                  $    12,718                      $    12,063                 $    12,994
Mar-1999                  $    12,804                      $    12,129                 $    13,081
Apr-1999                  $    12,848                      $    12,156                 $    13,142
May-1999                  $    12,782                      $    12,078                 $    13,068
Jun-1999                  $    12,707                      $    11,992                 $    13,022
Jul-1999                  $    12,625                      $    11,900                 $    12,934
Aug-1999                  $    12,609                      $    11,871                 $    12,934
Sep-1999                  $    12,804                      $    12,038                 $    13,143
Oct-1999                  $    12,849                      $    12,066                 $    13,219
Nov-1999                  $    12,863                      $    12,064                 $    13,226
Dec-1999                  $    12,823                      $    12,011                 $    13,194
Jan-2000                  $    12,769                      $    11,946                 $    13,079
Feb-2000                  $    12,953                      $    12,103                 $    13,231
Mar-2000                  $    13,119                      $    12,243                 $    13,375
Apr-2000                  $    13,128                      $    12,236                 $    13,385
May-2000                  $    13,093                      $    12,188                 $    13,391
Jun-2000                  $    13,348                      $    12,410                 $    13,678
Jul-2000                  $    13,427                      $    12,468                 $    13,766
Aug-2000                  $    13,622                      $    12,633                 $    13,975
Sep-2000                  $    13,745                      $    12,731                 $    14,120
Oct-2000                  $    13,861                      $    12,823                 $    14,222
Nov-2000                  $    14,091                      $    13,019                 $    14,435
Dec-2000                  $    14,296                      $    13,192                 $    14,668
Jan-2001                  $    14,640                      $    13,492                 $    14,896
Feb-2001                  $    14,825                      $    13,646                 $    14,982
Mar-2001                  $    14,854                      $    13,656                 $    15,069
Apr-2001                  $    14,848                      $    13,632                 $    15,089
May-2001                  $    14,969                      $    13,726                 $    15,190
Jun-2001                  $    15,004                      $    13,741                 $    15,222
Jul-2001                  $    15,335                      $    14,028                 $    15,492
Aug-2001                  $    15,468                      $    14,131                 $    15,629
Sep-2001                  $    15,671                      $    14,299                 $    15,863
Oct-2001                  $    15,893                      $    14,483                 $    16,082
Nov-2001                  $    15,747                      $    14,332                 $    15,934
Dec-2001                  $    15,681                      $    14,254                 $    15,874
Jan-2002                  $    15,804                      $    14,348                 $    16,021
Feb-2002                  $    15,963                      $    14,474                 $    16,203
Mar-2002                  $    15,804                      $    14,312                 $    16,031
Apr-2002                  $    16,074                      $    14,539                 $    16,335
May-2002                  $    16,178                      $    14,614                 $    16,454
Jun-2002                  $    16,317                      $    14,721                 $    16,589
Jul-2002                  $    16,538                      $    14,902                 $    16,779
Aug-2002                  $    16,627                      $    14,963                 $    16,911
Sep-2002                  $    16,755                      $    15,060                 $    17,031
Oct-2002                  $    16,793                      $    15,076                 $    17,096
Nov-2002                  $    16,678                      $    14,954                 $    17,084
Dec-2002                  $    16,781                      $    15,027                 $    17,263
Jan-2003                  $    16,823                      $    15,046                 $    17,305
Feb-2003                  $    16,902                      $    15,098                 $    17,421
Mar-2003                  $    16,942                      $    15,115                 $    17,422
Apr-2003                  $    17,029                      $    15,173                 $    17,495
May-2003                  $    17,030                      $    15,154                 $    17,509
Jun-2003                  $    17,085                      $    15,185                 $    17,538
Jul-2003                  $    16,761                      $    14,878                 $    17,209
Aug-2003                  $    16,900                      $    14,983                 $    17,332
Sep-2003                  $    17,165                      $    15,199                 $    17,627
Oct-2003                  $    17,109                      $    15,131                 $    17,566
Nov-2003                  $    17,173                      $    15,168                 $    17,603
Dec-2003                  $    17,277                      $    15,241                 $    17,792
Jan-2004                  $    17,407                      $    15,336                 $    17,903
Feb-2004                  $    17,550                      $    15,443                 $    18,054
Mar-2004                  $    17,613                      $    15,479                 $    18,133
Apr-2004                  $    17,319                      $    15,201                 $    17,811
May-2004                  $    17,269                      $    15,139                 $    17,772
Jun-2004                  $    17,414                      $    15,246                 $    17,929
Jul-2004                  $    17,595                      $    15,386                 $    18,089

The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Lehman Brothers Mortgage-Backed Securities Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                     0.97%    4.75%      N/A          5.13%
Maximum Sales Charge                                   Class B**                    0.58     3.94       N/A          4.92
or UBS PACE Program Fee                                Class C***                   0.70     4.18       N/A          5.45
                                                       Class Y****                  1.16     5.12       N/A          5.47
                                                       Class P*****                 1.08     4.97      6.86%         6.53
After Deducting                                        Class A*                    -3.59     0.06       N/A          3.74
Maximum Sales Charge                                   Class B**                   -4.40    -1.06       N/A          4.43
or UBS PACE Program Fee                                Class C***                  -0.05     3.43       N/A          5.45
                                                       Class P*****                 0.32     3.41      5.27          4.94
Lehman Brothers Mortgage-Backed Securities Index                                    1.04     5.11      6.94          6.79
Lipper Intermediate US Government Funds Median                                     -0.16     2.82      5.99          5.79

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -2.82%; since inception, 3.55%; Class B--1-year period, -3.96%; since inception, 4.27%; Class C--1-year period, 0.41%; since inception, 5.29%; Class Y--1-year period, 2.07%; since inception, 5.29%; Class P--1-year period, 0.40%; 5-year period, 4.92%; since inception, 4.88%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $    1,009.70   $         5.40
                               Hypothetical (5% return before expenses)            1,000.00        1,019.49             5.42
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00        1,005.80             9.18
                               Hypothetical (5% return before expenses)            1,000.00        1,015.71             9.22
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00        1,007.00             8.08
                               Hypothetical (5% return before expenses)            1,000.00        1,016.81             8.12
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00        1,011.60             3.80
                               Hypothetical (5% return before expenses)            1,000.00        1,021.08             3.82
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00        1,010.80             4.35
                               Hypothetical (5% return before expenses)            1,000.00        1,020.54             4.37
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     1.08%, Class B: 1.84%, Class C: 1.62%, Class Y: 0.76%, Class P: 0.87%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Weighted Average Duration                                                       3.38 yrs.
Weighted Average Maturity                                                       4.30 yrs.
Average Coupon                                                                       2.95%
Average Quality                                                                       AAA
Net Assets (mm)                                                                $    472.5
Number of Securities                                                                  344

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Bonds                                                                               108.7%
Investments Sold Short                                                               (9.5)
Written Options, Futures and Swaps                                                    0.1
Cash Equivalents and Other Assets Less Liabilities                                    0.7
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                 7/31/04
-----------------------------------------------------------------------------------------
U.S. Agency Mortgage Pass-Through Certificates                                       95.0%
Asset-Backed Securities                                                               8.3
Collateralized Mortgage Obligations                                                   5.0
Stripped Mortgage-Backed Securities                                                   0.4
U.S. Agency Mortgage Pass-Through Certificates Sold Short                            (9.5)
Written Options, Futures and Swaps                                                    0.1
Cash Equivalents and Other Assets Less Liabilities                                    0.7
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 3.36% (before the deduction of the maximum UBS PACE program fee; 1.82% after the deduction of the maximum program fee), compared with the Lehman Brothers Intermediate Government/Credit Index (the "Index") return of 3.59% and the 2.58% return of the Lipper Short-Intermediate Investment Grade Debt Funds median. (Returns for all share classes over various time periods are shown in the table on page 16. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The fiscal year was marked by continued volatility across all fixed income sectors. The first half of the period saw several shifts in sentiment as the market experienced both optimism regarding strengthening economic data and pessimism with regard to US dollar weakness, softness in the equity markets and the lack of job creation. Specifically, strong employment figures in March 2004 ended a string of disappointing releases, and triggered a sharp rise in 10-year Treasury yields in April and May. Weaker economic data released in July then caused a reevaluation of the pace and magnitude of assumed future rate hikes. However, with his testimony to Congress, Federal Reserve Board (the "Fed") Chairman Alan Greenspan solidified the commitment to move away from an anti-deflationary monetary regime toward a more "normal" interest rate policy.

The Fed met on June 30 and voted unanimously to raise the federal funds rate (the rate that banks charge one another for funds they borrow on an overnight basis) to 1.25%, from a 45-year low of 1.00%. At that time, the Fed reiterated that further increases would come at a "measured" pace, as long as inflation remained "relatively low."

ADVISOR'S COMMENTS

Throughout the period, we positioned the Portfolio in anticipation of a flattening yield curve, whereby the difference in yields between short- and long-term bonds would decrease. The portfolio benefited from this bias, as yields on the two-year Treasury increased 94 basis points (a basis point, or "bps," is 1/100th of a percentage point) over the period, while 10-year yields rose by only 10 bps.

The Portfolio's overall duration positioning was also a positive contributor to performance, as we tactically traded interest rate risk (duration is a measure of a bond's or a bond portfolio's price sensitivity to changes in interest rates). We positioned the Portfolio with a long duration relative to the benchmark at the beginning of the fiscal year, as we anticipated a drop in yields after the dramatic rise that occurred in July of 2003. As yields declined in September 2003, we moved the Portfolio to a shorter position relative to the benchmark. Based on our belief that interest rates were too low given the economic situation, we maintained our shorter duration relative to the benchmark for the majority of the remainder of the period. We did, however, strategically reduce our shorter duration stance somewhat as yields rose in April and May 2004, following strong economic reports.

The Portfolio maintained an underweight in the corporate sector throughout the reporting period. This hurt relative performance as corporate bonds outperformed other sectors during the fiscal year. However, our individual security selection within the sector helped mitigate this negative impact. We will maintain our underweight position, as we feel that the sector does not offer relative value at this time.

The Portfolio's allocation to the mortgage sector enhanced results. We initially increased our exposure to the sector on weakness, as the Lehman Mortgage Bond Index, in July 2003, posted its worst monthly performance since 1980. We were rewarded for this positioning when mortgages rebounded from their lows. We then took profits and reduced our allocation to generic pass-through mortgages, while

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
BlackRock Financial Management, Inc.

PORTFOLIO MANAGERS:
Team

OBJECTIVE:
Current income, consistent with reasonable stability of principal.

INVESTMENT PROCESS:
BlackRock decides to buy specific bonds based on an analysis of their values relative to other securities. BlackRock strives to maintain the Portfolio's duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

maintaining an allocation to floating rate mortgages. We maintained this reduced allocation to generic pass-through mortgages during the second half of the period, and have recently added to our exposure in short duration collateralized mortgage obligations (CMOs).

The Portfolio's allocation to non-US dollar securities also benefited performance. We expect to maintain our exposure to non-US dollar instruments, as a lagging economic recovery relative to the US points to the potential for outperformance by the sector.

Following the 'soft patch' in economic data in June 2004, indicators again point to growth, albeit at a more modest pace. However, recent weak employment data, surging oil prices, and heightened geopolitical concerns present a formidable challenge to a steady recovery. We have structured the Portfolio with a shorter duration relative to its benchmark, and with a bias toward a flattening yield curve. As always, we will actively manage the Portfolio, and expect to rotate sectors as they move in and out of favor.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX

                  UBS PACE INTERMEDIATE     UBS PACE INTERMEDIATE      LEHMAN BROTHERS
                FIXED INCOME INVESTMENTS   FIXED INCOME INVESTMENTS     INTERMEDIATE
               (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM   GOVERNMENT/CREDIT
                  UBS PACE PROGRAM FEE)      UBS PACE PROGRAM FEE)         INDEX
8/24/95               $    10,000                $    10,000             $    10,000
Aug-1995              $    10,108                $    10,105             $    10,071
Sep-1995              $    10,175                $    10,159             $    10,143
Oct-1995              $    10,232                $    10,203             $    10,256
Nov-1995              $    10,281                $    10,240             $    10,390
Dec-1995              $    10,396                $    10,341             $    10,499
Jan-1996              $    10,413                $    10,344             $    10,590
Feb-1996              $    10,340                $    10,259             $    10,466
Mar-1996              $    10,279                $    10,186             $    10,412
Apr-1996              $    10,227                $    10,122             $    10,376
May-1996              $    10,226                $    10,108             $    10,368
Jun-1996              $    10,314                $    10,182             $    10,478
Jul-1996              $    10,359                $    10,214             $    10,509
Aug-1996              $    10,381                $    10,223             $    10,517
Sep-1996              $    10,508                $    10,335             $    10,664
Oct-1996              $    10,662                $    10,474             $    10,852
Nov-1996              $    10,782                $    10,579             $    10,996
Dec-1996              $    10,722                $    10,506             $    10,925
Jan-1997              $    10,758                $    10,528             $    10,968
Feb-1997              $    10,779                $    10,536             $    10,989
Mar-1997              $    10,720                $    10,464             $    10,913
Apr-1997              $    10,825                $    10,554             $    11,042
May-1997              $    10,910                $    10,624             $    11,133
Jun-1997              $    11,006                $    10,704             $    11,235
Jul-1997              $    11,202                $    10,881             $    11,463
Aug-1997              $    11,133                $    10,800             $    11,405
Sep-1997              $    11,285                $    10,934             $    11,538
Oct-1997              $    11,401                $    11,032             $    11,666
Nov-1997              $    11,415                $    11,033             $    11,691
Dec-1997              $    11,521                $    11,120             $    11,785
Jan-1998              $    11,671                $    11,251             $    11,939
Feb-1998              $    11,640                $    11,207             $    11,930
Mar-1998              $    11,663                $    11,216             $    11,968
Apr-1998              $    11,712                $    11,249             $    12,028
May-1998              $    11,812                $    11,331             $    12,116
Jun-1998              $    11,896                $    11,397             $    12,193
Jul-1998              $    11,920                $    11,406             $    12,236
Aug-1998              $    12,118                $    11,580             $    12,428
Sep-1998              $    12,393                $    11,828             $    12,740
Oct-1998              $    12,331                $    11,755             $    12,727
Nov-1998              $    12,307                $    11,717             $    12,726
Dec-1998              $    12,368                $    11,761             $    12,777
Jan-1999              $    12,428                $    11,803             $    12,847
Feb-1999              $    12,256                $    11,625             $    12,658
Mar-1999              $    12,344                $    11,694             $    12,753
Apr-1999              $    12,366                $    11,700             $    12,793
May-1999              $    12,268                $    11,593             $    12,694
Jun-1999              $    12,262                $    11,573             $    12,703
Jul-1999              $    12,255                $    11,552             $    12,691
Aug-1999              $    12,269                $    11,550             $    12,702
Sep-1999              $    12,366                $    11,627             $    12,820
Oct-1999              $    12,393                $    11,638             $    12,853
Nov-1999              $    12,401                $    11,631             $    12,869
Dec-1999              $    12,355                $    11,573             $    12,826
Jan-2000              $    12,302                $    11,509             $    12,779
Feb-2000              $    12,418                $    11,603             $    12,883
Mar-2000              $    12,567                $    11,727             $    13,017
Apr-2000              $    12,503                $    11,653             $    12,987
May-2000              $    12,513                $    11,648             $    13,008
Jun-2000              $    12,750                $    11,854             $    13,237
Jul-2000              $    12,836                $    11,919             $    13,338
Aug-2000              $    12,977                $    12,035             $    13,495
Sep-2000              $    13,119                $    12,151             $    13,618
Oct-2000              $    13,131                $    12,147             $    13,681
Nov-2000              $    13,281                $    12,271             $    13,867
Dec-2000              $    13,470                $    12,430             $    14,122
Jan-2001              $    13,687                $    12,614             $    14,353
Feb-2001              $    13,827                $    12,727             $    14,490
Mar-2001              $    13,898                $    12,776             $    14,601
Apr-2001              $    13,862                $    12,727             $    14,563
May-2001              $    13,949                $    12,792             $    14,645
Jun-2001              $    14,029                $    12,848             $    14,699
Jul-2001              $    14,298                $    13,079             $    15,005
Aug-2001              $    14,394                $    13,150             $    15,155
Sep-2001              $    14,420                $    13,158             $    15,376
Oct-2001              $    14,623                $    13,326             $    15,631
Nov-2001              $    14,521                $    13,216             $    15,475
Dec-2001              $    14,478                $    13,161             $    15,390
Jan-2002              $    14,518                $    13,180             $    15,470
Feb-2002              $    14,613                $    13,250             $    15,592
Mar-2002              $    14,493                $    13,125             $    15,355
Apr-2002              $    14,519                $    13,132             $    15,609
May-2002              $    14,661                $    13,244             $    15,765
Jun-2002              $    14,233                $    12,841             $    15,900
Jul-2002              $    13,778                $    12,415             $    16,088
Aug-2002              $    13,916                $    12,524             $    16,328
Sep-2002              $    14,126                $    12,697             $    16,620
Oct-2002              $    14,070                $    12,631             $    16,555
Nov-2002              $    14,186                $    12,719             $    16,540
Dec-2002              $    14,475                $    12,962             $    16,901
Jan-2003              $    14,456                $    12,929             $    16,899
Feb-2003              $    14,657                $    13,092             $    17,137
Mar-2003              $    14,705                $    13,119             $    17,154
Apr-2003              $    14,804                $    13,190             $    17,285
May-2003              $    15,095                $    13,433             $    17,632
Jun-2003              $    15,078                $    13,401             $    17,620
Jul-2003              $    14,651                $    13,005             $    17,141
Aug-2003              $    14,711                $    13,042             $    17,182
Sep-2003              $    15,067                $    13,341             $    17,616
Oct-2003              $    14,922                $    13,196             $    17,451
Nov-2003              $    14,944                $    13,199             $    17,474
Dec-2003              $    15,056                $    13,282             $    17,627
Jan-2004              $    15,143                $    13,341             $    17,743
Feb-2004              $    15,270                $    13,436             $    17,924
Mar-2004              $    15,382                $    13,518             $    18,063
Apr-2004              $    15,041                $    13,202             $    17,635
May-2004              $    14,975                $    13,128             $    17,555
Jun-2004              $    15,027                $    13,157             $    17,607
Jul-2004              $    15,143                $    13,242             $    17,756

The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Lehman Brothers Intermediate Government/Credit Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                    -0.14%    3.08%      N/A          2.63%
Maximum Sales Charge                                   Class B**                   -0.52     2.37       N/A          2.38
or UBS PACE Program Fee                                Class C***                  -0.38     2.56       N/A          2.88
                                                       Class Y****                 -0.01     3.34       N/A          2.92
                                                       Class P*****                 0.00     3.36      4.32%         4.75
After Deducting                                        Class A*                    -4.63    -1.56       N/A          1.29
Maximum Sales Charge                                   Class B**                   -5.45    -2.63       N/A          1.88
or UBS PACE Program Fee                                Class C***                  -1.12     1.81       N/A          2.88
                                                       Class P*****                -0.75     1.82      2.77          3.19
Lehman Brothers Intermediate Government/Credit Index                                0.07     3.59      6.95          6.57
Lipper Short-Intermediate Investment Grade Debt Funds Median                       -0.11     2.58      5.83          5.64

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -5.19%; since inception, 1.11%; Class B--1-year period, -6.21%; since inception, 1.73%; Class C--1-year period, -1.83%; since inception, 2.75%; Class Y--1-year period, -0.36%; since inception, 2.76%; Class P--1-year period, -1.82%; 5-year period, 2.60%; since inception, 3.15%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $      998.60   $         5.32
                               Hypothetical (5% return before expenses)            1,000.00        1,019.54             5.37
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00          994.80             8.98
                               Hypothetical (5% return before expenses)            1,000.00        1,015.86             9.07
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00          996.20             7.74
                               Hypothetical (5% return before expenses)            1,000.00        1,017.11             7.82
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00          999.90             4.03
                               Hypothetical (5% return before expenses)            1,000.00        1,020.84             4.07
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00        1,000.00             3.98
                               Hypothetical (5% return before expenses)            1,000.00        1,020.89             4.02
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     1.07%, Class B: 1.81%, Class C: 1.56%, Class Y: 0.81%, Class P: 0.80%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Weighted Average Duration                                                        3.4 yrs.
Weighted Average Maturity                                                        4.1 yrs.
Average Coupon                                                                       4.96%
Net Assets (mm)                                                                 $   367.7
Number of Securities                                                                  236

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Long-Term Debt Securities (bonds and notes)                                          94.1%
Futures and Forward Foreign Currency Contracts                                        0.2
Cash Equivalents and Other Assets Less Liabilities                                    5.7
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                          7/31/04
-----------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                39.3%
AAA                                                                                  24.0
AA                                                                                   13.1
A                                                                                     9.9
BBB and Below                                                                         7.8
Futures and Forward Foreign Currency Contracts                                        0.2
Cash Equivalents and Other Assets Less Liabilities                                    5.7
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                 7/31/04
-----------------------------------------------------------------------------------------
Corporate Securities                                                                 33.9%
U.S. Government Obligations                                                          22.7
U.S. Agency Mortgage Pass-Through Certificates                                       16.1
Asset-Backed Securities                                                               9.2
Collateralized Mortgage Obligations                                                   6.6
International Government Obligations                                                  5.6
Futures and Forward Foreign Currency Contracts                                        0.2
Cash Equivalents and Other Assets Less Liabilities                                    5.7
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 6.31% (before the deduction of the maximum UBS PACE program fee; 4.73% after the deduction of the maximum program fee), compared with the 4.72% return of the Lehman Brothers Government/Credit Index (the "Index") and the 4.48% return of the Lipper Intermediate Investment Grade Debt Funds median. (Returns for all share classes over various time periods are shown in the table on page
21. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the first half of the fiscal year, the market's mood swung toward optimism about growth, as business investment revived. Massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. With firming yields and declining prepayment levels, demand for mortgage securities rebounded sharply, especially from banks, hedge funds and other financial institutions.

However, during the start of 2004, concern about the durability of the US economic recovery pushed interest rates lower. Demand for relatively safe assets, such as bonds, also rose amid renewed fears of terrorist attacks after the Madrid bombing in March 2004. Nevertheless, from April through June 2004, employment reports showed strength, which convinced the markets that the Federal Reserve Board (the "Fed") would soon begin a long-anticipated tightening cycle. Short-term interest rates increased over 100 basis points (a basis point, or "bps," is 1/100th of a percentage point) and, at the end of June, the Fed met market expectations with a 25 bps increase in the federal funds rate (the rate that banks charge one another for funds they borrow on an overnight basis). The central bank had held this rate at 1.00% since June 2003.

Signs of rising inflation--driven by higher oil prices, as well as slower productivity growth--fueled anxiety that central banks would have to move aggressively to combat it. However, the Fed helped calm markets when it clarified that it would raise rates gradually.

ADVISOR'S COMMENTS

The Portfolio outperformed its benchmark during the reporting period. Diversifying beyond core index sectors helped protect the Portfolio during a difficult market environment. In particular, active management across a wide spectrum of strategies enhanced relative results. A below-index duration during the period was positive for returns, as interest rates rose during the fiscal year (duration is a measure of a bond or bond portfolio's price sensitivity to changes in interest rates). Within the mortgage sector, positive security selection added to returns. Overall, mortgage prices rose, due in part to bank purchases and lower volatility. An allocation to Treasury inflation-protected securities (TIPS) was also beneficial, since these securities outperformed Treasuries of comparable duration, as was the Portfolio's municipal bond position, which helped returns when this less volatile asset outperformed amid rising interest rates. The credit fundamentals of emerging market bonds continued to improve, thus boosting returns, and non-US holdings, mainly Eurozone exposure, added value amid expectations for lower growth and inflation in Europe.

Factors that detracted from results included our emphasis on short/intermediate maturities as the yield curve--in anticipation of the Fed rate hike--flattened near period-end, and the difference in yields between short- and long-term bonds decreased. While positive overall, our lower-than-index duration hurt returns during those parts of the fiscal year when interest rates fell. Additionally, an underweight in corporate bonds detracted from results as corporate profits and margins improved. However, positive security selection mitigated this impact.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
William C. Powers

OBJECTIVE:
Total return consisting of income and capital appreciation.

INVESTMENT PROCESS:
The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Looking ahead, we remain cautious about core US bond sectors that we feel are fully valued. As such, we continue to underweight mortgages and corporates. Higher interest rates could cool the economy in the near term, preventing the benchmark 10-year Treasury yield from climbing much higher than five percent. That makes Treasury bonds a better value now than earlier in 2004, especially on the short- to intermediate-end of the yield curve. Our forecast argues for an emphasis on short/intermediate maturities, as well as durations near-to-slightly-below the benchmark.

We expect to continue to hold some TIPS, as we view them as an effective hedge against a potential surge in inflation. Reduced government involvement and relatively weak growth may mean that upward pressure on inflation and rates will be more muted in Europe. Therefore, we believe that short/intermediate maturity Eurozone issues continue to offer value, even after sharp rate increases in the US.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

                   UBS PACE STRATEGIC         UBS PACE STRATEGIC
               FIXED INCOME INVESTMENTS    FIXED INCOME INVESTMENTS    LEHMAN BROTHERS
               (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM   GOVERNMENT/CREDIT
                 UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)          INDEX
                      $    10,000                $    10,000             $    10,000
Aug-1995              $    10,067                $    10,063             $    10,110
Sep-1995              $    10,425                $    10,409             $    10,213
Oct-1995              $    10,660                $    10,630             $    10,363
Nov-1995              $    10,859                $    10,815             $    10,534
Dec-1995              $    11,023                $    10,964             $    10,689
Jan-1996              $    11,099                $    11,026             $    10,755
Feb-1996              $    10,808                $    10,724             $    10,527
Mar-1996              $    10,779                $    10,682             $    10,438
Apr-1996              $    10,679                $    10,569             $    10,366
May-1996              $    10,665                $    10,543             $    10,349
Jun-1996              $    10,820                $    10,682             $    10,487
Jul-1996              $    10,815                $    10,663             $    10,512
Aug-1996              $    10,775                $    10,611             $    10,486
Sep-1996              $    11,009                $    10,828             $    10,673
Oct-1996              $    11,278                $    11,079             $    10,922
Nov-1996              $    11,519                $    11,301             $    11,123
Dec-1996              $    11,377                $    11,148             $    10,999
Jan-1997              $    11,413                $    11,169             $    11,012
Feb-1997              $    11,443                $    11,185             $    11,036
Mar-1997              $    11,264                $    10,996             $    10,904
Apr-1997              $    11,459                $    11,172             $    11,063
May-1997              $    11,564                $    11,261             $    11,166
Jun-1997              $    11,697                $    11,376             $    11,300
Jul-1997              $    12,042                $    11,697             $    11,646
Aug-1997              $    11,890                $    11,535             $    11,516
Sep-1997              $    12,082                $    11,706             $    11,696
Oct-1997              $    12,303                $    11,905             $    11,884
Nov-1997              $    12,377                $    11,962             $    11,947
Dec-1997              $    12,537                $    12,101             $    12,073
Jan-1998              $    12,728                $    12,271             $    12,243
Feb-1998              $    12,678                $    12,207             $    12,219
Mar-1998              $    12,706                $    12,219             $    12,257
Apr-1998              $    12,770                $    12,265             $    12,318
May-1998              $    12,913                $    12,387             $    12,450
Jun-1998              $    13,067                $    12,519             $    12,577
Jul-1998              $    13,085                $    12,521             $    12,587
Aug-1998              $    13,282                $    12,693             $    12,832
Sep-1998              $    13,658                $    13,036             $    13,199
Oct-1998              $    13,450                $    12,821             $    13,105
Nov-1998              $    13,485                $    12,838             $    13,184
Dec-1998              $    13,568                $    12,901             $    13,216
Jan-1999              $    13,640                $    12,954             $    13,310
Feb-1999              $    13,255                $    12,573             $    12,993
Mar-1999              $    13,393                $    12,688             $    13,058
Apr-1999              $    13,437                $    12,714             $    13,090
May-1999              $    13,297                $    12,565             $    12,956
Jun-1999              $    13,184                $    12,443             $    12,915
Jul-1999              $    13,113                $    12,360             $    12,879
Aug-1999              $    13,109                $    12,341             $    12,869
Sep-1999              $    13,231                $    12,440             $    12,985
Oct-1999              $    13,261                $    12,453             $    13,019
Nov-1999              $    13,273                $    12,449             $    13,011
Dec-1999              $    13,196                $    12,361             $    12,931
Jan-2000              $    13,119                $    12,274             $    12,927
Feb-2000              $    13,297                $    12,424             $    13,089
Mar-2000              $    13,528                $    12,625             $    13,278
Apr-2000              $    13,385                $    12,475             $    13,212
May-2000              $    13,375                $    12,450             $    13,201
Jun-2000              $    13,691                $    12,729             $    13,470
Jul-2000              $    13,780                $    12,795             $    13,613
Aug-2000              $    13,884                $    12,876             $    13,805
Sep-2000              $    14,029                $    12,994             $    13,857
Oct-2000              $    14,090                $    13,035             $    13,944
Nov-2000              $    14,398                $    13,303             $    14,182
Dec-2000              $    14,725                $    13,587             $    14,462
Jan-2001              $    14,927                $    13,757             $    14,705
Feb-2001              $    15,119                $    13,916             $    14,857
Mar-2001              $    15,135                $    13,913             $    14,925
Apr-2001              $    14,976                $    13,750             $    14,813
May-2001              $    14,983                $    13,740             $    14,898
Jun-2001              $    15,025                $    13,761             $    14,970
Jul-2001              $    15,535                $    14,210             $    15,343
Aug-2001              $    15,702                $    14,345             $    15,540
Sep-2001              $    16,041                $    14,637             $    15,683
Oct-2001              $    16,407                $    14,952             $    16,080
Nov-2001              $    16,065                $    14,622             $    15,817
Dec-2001              $    15,959                $    14,507             $    15,692
Jan-2002              $    16,181                $    14,690             $    15,807
Feb-2002              $    16,380                $    14,852             $    15,941
Mar-2002              $    15,971                $    14,464             $    15,618
Apr-2002              $    16,389                $    14,824             $    15,920
May-2002              $    16,510                $    14,914             $    16,067
Jun-2002              $    16,554                $    14,936             $    16,204
Jul-2002              $    16,601                $    14,959             $    16,399
Aug-2002              $    16,943                $    15,248             $    16,767
Sep-2002              $    17,280                $    15,532             $    17,128
Oct-2002              $    17,136                $    15,383             $    16,964
Nov-2002              $    17,167                $    15,391             $    16,974
Dec-2002              $    17,572                $    15,735             $    17,424
Jan-2003              $    17,649                $    15,785             $    17,423
Feb-2003              $    17,971                $    16,052             $    17,733
Mar-2003              $    18,005                $    16,062             $    17,710
Apr-2003              $    18,256                $    16,266             $    17,899
May-2003              $    18,702                $    16,643             $    18,408
Jun-2003              $    18,538                $    16,476             $    18,335
Jul-2003              $    17,687                $    15,700             $    17,566
Aug-2003              $    17,856                $    15,830             $    17,682
Sep-2003              $    18,479                $    16,362             $    18,242
Oct-2003              $    18,251                $    16,140             $    18,011
Nov-2003              $    18,350                $    16,207             $    18,059
Dec-2003              $    18,583                $    16,393             $    18,237
Jan-2004              $    18,722                $    16,495             $    18,403
Feb-2004              $    19,008                $    16,726             $    18,628
Mar-2004              $    19,205                $    16,878             $    18,799
Apr-2004              $    18,565                $    16,295             $    18,222
May-2004              $    18,479                $    16,199             $    18,128
Jun-2004              $    18,579                $    16,267             $    18,203
Jul-2004              $    18,803                $    16,444             $    18,395

The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Lehman Brothers Government/Credit Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                     0.21%    6.00%      N/A          7.09%
Maximum Sales Charge                                   Class B**                   -0.08     5.22       N/A          5.96
or UBS PACE Program Fee                                Class C***                   0.04     5.49       N/A          6.74
                                                       Class Y****                  0.34     6.27       N/A          6.74
                                                       Class P*****                 0.43     6.31      7.47%         7.32
After Deducting                                        Class A*                    -4.29     1.25       N/A          5.74
Maximum Sales Charge                                   Class B**                   -5.03     0.22       N/A          5.46
or UBS PACE Program Fee                                Class C***                  -0.70     4.74       N/A          6.74
                                                       Class P*****                -0.32     4.73      5.87          5.72
Lehman Brothers Government/Credit Index                                            -0.04     4.72      7.39          6.94
Lipper Intermediate Investment Grade Debt Funds Median                              0.03     4.48      6.41          6.02

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -4.53%; since inception, 5.56%; Class B--1-year period, -5.68%; since inception, 5.25%; Class C--1-year period, -1.28%; since inception, 6.56%; Class Y--1-year period, 0.11%; since inception, 6.54%; Class P--1-year period, -1.27%; 5-year period, 5.51%; since inception, 5.65%.

^ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $    1,002.10   $         6.07
                               Hypothetical (5% return before expenses)            1,000.00        1,018.80             6.12
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00          999.20             9.64
                               Hypothetical (5% return before expenses)            1,000.00        1,015.22             9.72
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00        1,000.40             8.46
                               Hypothetical (5% return before expenses)            1,000.00        1,016.41             8.52
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00        1,003.40             4.83
                               Hypothetical (5% return before expenses)            1,000.00        1,020.04             4.87
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00        1,004.30             4.63
                               Hypothetical (5% return before expenses)            1,000.00        1,020.24             4.67
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     1.22%, Class B: 1.94%, Class C: 1.70%, Class Y: 0.97%, Class P: 0.93%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Weighted Average Duration                                                       5.29 yrs.
Weighted Average Maturity                                                       8.14 yrs.
Average Coupon                                                                       4.78%
Net Assets (mm)                                                                $    386.4

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Long-Term Debt Securities (bonds and notes)                                          97.3%
Written Options, Futures, Swaps and Forward Foreign Currency Contracts                0.6
Cash Equivalents and Other Assets Less Liabilities                                    2.1
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                          7/31/04
-----------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                53.3%
AAA                                                                                  31.5
AA                                                                                    1.3
A                                                                                     0.3
BBB                                                                                   7.2
BB                                                                                    2.0
B                                                                                     0.7
Below B/Non-rated                                                                     1.0
Written Options, Futures, Swaps and Forward Foreign Currency Contracts                0.6
Cash Equivalents and Other Assets Less Liabilities                                    2.1
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                                7/31/04
-----------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                                  57.0%
U.S. Agency Mortgage Pass-Through Certificates                                       18.0
Corporate Securities                                                                  8.8
U.S. Government Obligations                                                           7.2
Municipal Securities                                                                  3.7
International Government Obligations                                                  2.2
Written Options, Futures, Swaps and Forward Foreign Currency Contracts                0.6
Asset-Backed Securities                                                               0.4
Stripped Mortgage-Backed Securities                                                   0.0**
Cash Equivalents and Other Assets Less Liabilities                                    2.1
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

** Represents less than 0.005% of the Portfolio's net assets as of July 31, 2004.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Fund's Class P shares returned 3.29% (before the deduction of the maximum UBS PACE program fee; 1.75% after the deduction of the maximum program fee), compared with 3.42% for the Lehman Brothers Municipal Five-Year Index (the "Index") and 4.32% for the Lipper Intermediate Municipal Debt Funds median. (Returns for all share classes over various time periods are shown in the table on page 26. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the fiscal year, the fixed income markets were generally weak, but delivered positive total returns. Overall, municipal bonds performed better than their taxable counterparts. The municipal yield curve edged closer to a flatter, more normal slope, as the difference in yields between short- and long-term bonds declined. While the "defensive" behavior of municipals during market selloffs is a well-established pattern, this relationship declined as the fiscal year progressed. Heavy municipal issuance in March 2004 and waning retail demand for the low yields offered in the municipal market contributed to municipal bonds' volatile performance versus Treasuries. This disconnect was driven significantly by increasingly active "non-traditional" buyers. Arbitrage traders, hedge funds and tender option programs were dominant buyers when municipal valuations appeared "cheap," and were heavy sellers when this ratio "richened." This volatility was particularly apparent in the eight- to 12-year segment of the yield curve.

ADVISOR'S COMMENTS

Sector and security selection were the force behind the Portfolio's performance during the fiscal year. A strategic underweight to lower-yielding pre-refunded bonds and an overweight to revenue issues were positive as investors sought incremental yield. Roughly 6% of the Portfolio was held in pre-refunded securities, compared with the benchmark's 20% allocation. Revenue bond exposure held steady at approximately one-third of the Portfolio, which was double that of the benchmark's exposure.

It was in those sectors that security selection was most advantageous. In particular, our hospital and industrial revenue bonds performed well. A significant exposure to California general obligation bonds and New York City securities also enhanced results as the reporting period progressed. We moved to add general obligation bonds from Massachusetts, Texas and Puerto Rico as those markets weakened due to heavy issuance.

The Portfolio's duration was targeted neutral to the benchmark, though slight differentials during periods of volatility were not favorable (duration is a measure of a bond or a bond Portfolio's price sensitivity to changes in interest rates). During interim periods, when the municipal yield curve moved steeper, this stance hurt performance. However, we believe the Portfolio's broad yield curve exposure should position it well for further yield curve flattening, which is typical during Federal Reserve Board (the "Fed") interest rate tightening cycles (of course, past performance is not indicative of future results). In fact, the benefit of the yield curve flattening was felt modestly during the second half of the fiscal year.

Looking ahead, we believe that interest rates will move higher in shorter maturity securities, while intermediate and longer bonds will exhibit relative stability. The inflation outlook, which drives longer-term bonds yields, appears manageable, and a tighter monetary policy will likely drive short-term rates. We believe the Fed will probably move slower than the market had been anticipating at the outset of the economic recovery.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Standish Mellon Asset Management Company LLC ("Standish Mellon")

PORTFOLIO MANAGER:
Christine L. Todd

OBJECTIVE:
High current income exempt from Federal income tax.

INVESTMENT PROCESS:
In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

In our opinion, the municipal market will possibly experience less weakness than other fixed income markets. We believe demand from retail investors will increase as yield levels rise and supply declines. In addition, property and casualty insurers continue to be active buyers. The wrinkles in this scenario are potential arbitrage and tender option bond program liquidations of longer-intermediate bonds. This could occur as municipals richen versus taxable securities, and the difference between short- and long-term yields compresses.

Tax-equivalent yields of municipals for taxable investors remain attractive, as the sector remains an excellent diversifier in an investment portfolio. Credit quality in the municipal market continues to show strength; budgets are coming in balanced, and tax revenues are generally equal to or above expectations. We believe the Portfolio's concentration in those general obligation securities that have been hurt the most during the recession will prove profitable as the economy recovers. Furthermore, we feel that the Portfolio's overweight to revenue bonds, particularly the yield-advantaged sub-sectors, should continue to provide relatively higher yields and stable returns.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

               UBS PACE MUNICIPAL FIXED    UBS PACE MUNICIPAL FIXED
                  INCOME INVESTMENTS          INCOME INVESTMENTS       LEHMAN BROTHERS
               (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM       MUNICIPAL
                 UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)     FIVE-YEAR INDEX
Aug-1995              $    10,000                $    10,000             $    10,000
Sep-1995              $    10,050                $    10,037             $    10,025
Oct-1995              $    10,157                $    10,132             $    10,086
Nov-1995              $    10,312                $    10,274             $    10,178
Dec-1995              $    10,461                $    10,409             $    10,231
Jan-1996              $    10,469                $    10,404             $    10,333
Feb-1996              $    10,475                $    10,397             $    10,304
Mar-1996              $    10,343                $    10,253             $    10,232
Apr-1996              $    10,338                $    10,235             $    10,231
May-1996              $    10,409                $    10,293             $    10,227
Jun-1996              $    10,508                $    10,378             $    10,287
Jul-1996              $    10,594                $    10,449             $    10,362
Aug-1996              $    10,645                $    10,487             $    10,372
Sep-1996              $    10,766                $    10,592             $    10,457
Oct-1996              $    10,854                $    10,665             $    10,548
Nov-1996              $    11,004                $    10,799             $    10,685
Dec-1996              $    10,969                $    10,752             $    10,665
Jan-1997              $    11,022                $    10,790             $    10,701
Feb-1997              $    11,135                $    10,887             $    10,779
Mar-1997              $    11,002                $    10,743             $    10,661
Apr-1997              $    11,046                $    10,773             $    10,707
May-1997              $    11,138                $    10,849             $    10,839
Jun-1997              $    11,230                $    10,925             $    10,921
Jul-1997              $    11,474                $    11,149             $    11,114
Aug-1997              $    11,377                $    11,041             $    11,057
Sep-1997              $    11,492                $    11,138             $    11,155
Oct-1997              $    11,600                $    11,229             $    11,213
Nov-1997              $    11,636                $    11,250             $    11,248
Dec-1997              $    11,738                $    11,334             $    11,345
Jan-1998              $    11,812                $    11,391             $    11,448
Feb-1998              $    11,838                $    11,402             $    11,466
Mar-1998              $    11,875                $    11,423             $    11,477
Apr-1998              $    11,834                $    11,370             $    11,429
May-1998              $    11,965                $    11,481             $    11,566
Jun-1998              $    12,000                $    11,500             $    11,605
Jul-1998              $    12,033                $    11,517             $    11,646
Aug-1998              $    12,189                $    11,653             $    11,789
Sep-1998              $    12,302                $    11,746             $    11,910
Oct-1998              $    12,310                $    11,738             $    11,945
Nov-1998              $    12,335                $    11,748             $    11,966
Dec-1998              $    12,370                $    11,767             $    12,008
Jan-1999              $    12,477                $    11,853             $    12,135
Feb-1999              $    12,432                $    11,795             $    12,123
Mar-1999              $    12,429                $    11,778             $    12,134
Apr-1999              $    12,473                $    11,805             $    12,171
May-1999              $    12,420                $    11,741             $    12,121
Jun-1999              $    12,279                $    11,592             $    11,984
Jul-1999              $    12,315                $    11,612             $    12,058
Aug-1999              $    12,232                $    11,519             $    12,053
Sep-1999              $    12,198                $    11,473             $    12,097
Oct-1999              $    12,095                $    11,361             $    12,066
Nov-1999              $    12,171                $    11,419             $    12,138
Dec-1999              $    12,105                $    11,343             $    12,098
Jan-2000              $    12,024                $    11,253             $    12,093
Feb-2000              $    12,164                $    11,370             $    12,133
Mar-2000              $    12,347                $    11,526             $    12,243
Apr-2000              $    12,295                $    11,463             $    12,215
May-2000              $    12,224                $    11,382             $    12,211
Jun-2000              $    12,458                $    11,587             $    12,435
Jul-2000              $    12,607                $    11,710             $    12,565
Aug-2000              $    12,738                $    11,817             $    12,701
Sep-2000              $    12,734                $    11,798             $    12,679
Oct-2000              $    12,804                $    11,848             $    12,768
Nov-2000              $    12,874                $    11,898             $    12,823
Dec-2000              $    13,106                $    12,098             $    13,029
Jan-2001              $    13,234                $    12,201             $    13,254
Feb-2001              $    13,287                $    12,234             $    13,289
Mar-2001              $    13,393                $    12,316             $    13,398
Apr-2001              $    13,270                $    12,188             $    13,323
May-2001              $    13,397                $    12,289             $    13,461
Jun-2001              $    13,490                $    12,359             $    13,529
Jul-2001              $    13,641                $    12,481             $    13,675
Aug-2001              $    13,834                $    12,642             $    13,860
Sep-2001              $    13,848                $    12,639             $    13,901
Oct-2001              $    13,965                $    12,730             $    14,017
Nov-2001              $    13,826                $    12,588             $    13,906
Dec-2001              $    13,746                $    12,499             $    13,838
Jan-2002              $    13,928                $    12,649             $    14,061
Feb-2002              $    14,084                $    12,774             $    14,220
Mar-2002              $    13,827                $    12,526             $    13,917
Apr-2002              $    14,099                $    12,756             $    14,238
May-2002              $    14,183                $    12,817             $    14,334
Jun-2002              $    14,300                $    12,906             $    14,490
Jul-2002              $    14,440                $    13,016             $    14,646
Aug-2002              $    14,566                $    13,113             $    14,787
Sep-2002              $    14,728                $    13,243             $    14,993
Oct-2002              $    14,559                $    13,074             $    14,840
Nov-2002              $    14,538                $    13,039             $    14,825
Dec-2002              $    14,816                $    13,271             $    15,120
Jan-2003              $    14,781                $    13,224             $    15,145
Feb-2003              $    14,968                $    13,374             $    15,311
Mar-2003              $    14,944                $    13,337             $    15,289
Apr-2003              $    15,021                $    13,388             $    15,361
May-2003              $    15,263                $    13,587             $    15,607
Jun-2003              $    15,201                $    13,514             $    15,566
Jul-2003              $    14,821                $    13,160             $    15,227
Aug-2003              $    14,933                $    13,243             $    15,333
Sep-2003              $    15,271                $    13,526             $    15,723
Oct-2003              $    15,193                $    13,440             $    15,619
Nov-2003              $    15,282                $    13,502             $    15,683
Dec-2003              $    15,323                $    13,521             $    15,744
Jan-2004              $    15,387                $    13,561             $    15,818
Feb-2004              $    15,560                $    13,697             $    16,011
Mar-2004              $    15,480                $    13,609             $    15,944
Apr-2004              $    15,183                $    13,331             $    15,625
May-2004              $    15,138                $    13,275             $    15,546
Jun-2004              $    15,181                $    13,296             $    15,603
Jul-2004              $    15,307                $    13,390             $    15,747

The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Lehman Brothers Municipal Five-Year Index from the closest month end after the inception date of Class P shares, August 31, 1995 through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                    -0.60%    3.09%      N/A          3.98%
Maximum Sales Charge                                   Class B**                   -0.97     2.31       N/A          3.23
or UBS PACE Program Fee                                Class C***                  -0.86     2.56       N/A          4.06
                                                       Class Y****                 -0.52     3.29       N/A          4.24
                                                       Class P*****                -0.52     3.29      4.45%         4.93
After Deducting                                        Class A*                    -5.04    -1.53       N/A          2.62
Maximum Sales Charge                                   Class B**                   -5.87    -2.69       N/A          2.69
or UBS PACE Program Fee                                Class C***                  -1.60     1.81       N/A          4.06
                                                       Class P*****                -1.26     1.75      2.89          3.37
Lehman Brothers Municipal Five-Year Index                                          -0.45     3.42      5.49          5.22
Lipper Intermediate Municipal Debt Funds Median                                    -0.38     4.32      5.09          5.03

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -4.82%; since inception, 2.44%; Class B--1-year period, -5.91%; since inception, 2.52%; Class C--1-year period, -1.57%; since inception, 3.93%; Class Y--1-year period, -0.05%; since inception, 4.11%; Class P--1-year period, -1.62%; 5-year period, 2.78%; since inception, 3.32%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $      994.00   $         4.76
                               Hypothetical (5% return before expenses)            1,000.00        1,020.09             4.82
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00          990.30             8.46
                               Hypothetical (5% return before expenses)            1,000.00        1,016.36             8.57
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00          991.40             7.33
                               Hypothetical (5% return before expenses)            1,000.00        1,017.50             7.42
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00          994.80             3.67
                               Hypothetical (5% return before expenses)            1,000.00        1,021.18             3.72
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00          994.80             3.77
                               Hypothetical (5% return before expenses)            1,000.00        1,021.08             3.82
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     0.96%, Class B: 1.71%, Class C: 1.48%, Class Y: 0.74%, Class P: 0.76%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Weighted Average Duration                                                       4.24 yrs.
Weighted Average Maturity                                                       6.14 yrs.
Average Coupon                                                                       5.41%
Net Assets (mm)                                                                $    256.6

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Municipal Bonds                                                                      96.9%
Municipal Short-Term Variable Notes                                                   2.5
Other Assets Less Liabilities                                                         0.6
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                    7/31/04
-----------------------------------------------------------------------------------------
Insured                                                                              32.6%
General Obligations                                                                  24.0
Lease Revenue                                                                        11.8
Federal Agency-Backed                                                                11.8
Pre-Refunded                                                                          7.1
-----------------------------------------------------------------------------------------
Total                                                                                87.3%
-----------------------------------------------------------------------------------------

TOP 5 STATES*                                                                     7/31/04
-----------------------------------------------------------------------------------------
California                                                                           14.9%
New York                                                                             12.5
Texas                                                                                11.2
Illinois                                                                              9.9
Florida                                                                               6.5
-----------------------------------------------------------------------------------------
Total                                                                                55.0%
-----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                          7/31/04
-----------------------------------------------------------------------------------------
AAA and Agency-Backed Securities                                                     51.0%
AA                                                                                   20.5
A                                                                                    17.6
BBB                                                                                   7.6
A-1+/VMIG1                                                                            2.5
Non-rated                                                                             0.2
Other Assets Less Liabilities                                                         0.6
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 8.02% (before deduction of the maximum UBS PACE program fee; 6.41% after deduction of the maximum program fee), compared with an 8.33% return for Citigroup World Government Bond Index (in US dollars) (the "Index") and a 7.21% return for the Lipper Global Income Funds median. (Returns for all share classes over various time periods are shown in the table on page 32. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the first half of the fiscal year, the markets continued to focus on data pointing to improved global growth. This led to speculation that policymakers would begin to tighten their monetary policies. In November 2003, the Australian central bank surprised the markets by tightening policy earlier than expected--the first developed market to raise rates. However, evidence began to emerge, in the first half of 2004, that the world economies were experiencing something of a growth pause. While the US economy was still looking relatively robust, the growth rates achieved at the end of 2003 didn't look as though they were repeatable. A strong US jobs report at the start of April 2004 caused much excitement, as it clearly signaled the possibility of a sooner-than-expected Federal Reserve Board (the "Fed") rate hike, which ultimately occurred at the end of June 2004. US Treasuries subsequently sold off across the curve, before recovering somewhat at the end of the fiscal year due to softer US payroll figures and fairly benign inflation data.

After a euphoric start in 2004, when the euro, Australian dollar and Canadian dollar all reached new highs versus the US dollar, the US dollar rallied as the reporting period progressed.

ADVISORS' COMMENTS

ROGGE GLOBAL PARTNERS

During the fiscal year, an overweight position in Sweden enhanced results due to better growth and debt dynamics relative to core Europe. Our exposure to Canadian and Australian government bonds also performed well. In Japan, strong growth momentum at the end of 2003 was maintained into 2004, which caused Japanese government bonds to underperform. As a result, our underweight in Japan enhanced results.

In the first half of the reporting period, our currency positioning was helped by the decline of the US dollar. However, as the period progressed, the currency markets fluctuated due to the loss of momentum in the global economic recovery. Currency intervention by Japanese authorities in the first few months of 2004 also impacted the market. These factors benefited the US dollar as it rallied. Over the entire fiscal year, currency selection saw our long Australian and Canadian dollar positions versus the US dollar add value. A short position in the Japanese yen early in the fiscal year detracted from results.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:
Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

PORTFOLIO MANAGERS:
Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David J. Marmon.

OBJECTIVE:
High total return.

INVESTMENT PROCESS:
ROGGE GLOBAL PARTNERS seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

Duration decisions, primarily our long duration stance in the Netherlands and Sweden, had a positive impact on performance. Conversely, positions at the long end of the yield curve in Euroland and Sweden hurt results.

The corporate sector continued down the road of balance sheet repair. We altered our corporate sector exposure quite materially over the early months of 2004, rotating away from more volatile sectors (in particular, industrial names) to less volatile financial securities. After strong performance toward the end of 2003, the tone in the investment grade market remained firm into 2004. For much of the fiscal year, we held approximately 14% of the Portfolio in a diversified group of nongovernment bonds. This was beneficial to results, as these securities outperformed their government bond counterparts.

After a strong end to 2003, emerging markets debt was volatile in the spring of 2004 due to uncertainty regarding the extent of Fed policy tightening. Over the review period, we held a small exposure to emerging markets debt, which was beneficial to performance.

Looking ahead, we believe the currency markets may once again experience periods of volatility, and that the US dollar will exhibit weakness. While the US growth momentum may be past its peak, it is probably still too early to talk of a sharper US slowdown. As a result, we believe that concerns over rising interest rates may intensify again in the coming months, with US yields moving higher. Euroland inflation is likely to be stubborn, and, as such, we remain underweight core Europe, preferring Sweden and Denmark. We anticipate maintaining our underweight position in Japanese government bonds.

FFTW

Overall, our overweight to corporate securities from August 2003 through December 2003 enhanced results during the fiscal year. In the first half of the reporting period, corporate bonds rallied in the US and Europe due to balance sheet repair and improvements on the economic front. The sector continued to generate strong results early in 2004, but then largely treaded water as the reporting period progressed. This was, in part, the result of mixed economic data and concerns over rising interest rates. A slight overweight to the auto sector was a modest drag on returns because of fears of softer sales and high incentives.

Our exposure to the mortgage sector produced modest gains during the fiscal year. Early in the period, our overweight allocation added to results, as the sector began to recover following an abrupt rise in interest rates that had caused mortgage prices to fall sharply at the end of the prior fiscal year. Mortgages enjoyed a strong technical environment in the fourth quarter of 2003 and the first two months of 2004. Ten-year Treasury yields fell below 4% three different times in January and February 2004, but rose quickly each time, thereby avoiding the threat of mortgage refinancing pressure. After a period of five consecutive months of positive excess returns for mortgages, March 2004 was a more difficult month, as 10-year Treasury yields dropped as low as 3.67% in reaction to concerns over the outlook for economic recovery. Mortgage performance was mixed during the latter part of the fiscal year, and our performance was largely in line with the benchmark.

In terms of foreign exchange, the US dollar was very weak in the first half of the fiscal year, and our currency positioning was adjusted in response to changing expectations. Our main foreign exchange positions included being long the US dollar versus the euro and the yen in August 2003, short the US dollar versus the euro and the yen in September, long the US dollar compared to the euro and Swiss franc in November, and underweight the US dollar versus the euro in December. The US dollar then experienced a respite from its depreciation against the euro in the first quarter of 2004. Activity in the major currencies remained volatile at the beginning of the second quarter of 2004, driven by concerns over a less accommodative European Central Bank and improving employment data in the US. In this fluctuating market, we moved to an overweight yen versus the euro in February, and an underweight to the euro versus the yen and the sterling in March. We were long the Swiss franc versus the US dollar in May, short the euro versus the Japanese yen in June, and short the US dollar versus the Swiss franc and euro in July.

Our portion of the Portfolio currently has a modest underweight in the US, with a slight overweight in terms of Eurozone bond exposure. In the US corporate market, we expect yields to trade in a fairly tight range in the coming months. With volatility low and fundamentals strong, we feel corporate valuations are fair, and we expect to continue to maintain a neutral position. We are modestly underweight industrials, overweight utilities and financials, and hold no noncorporate credit. We maintain a negative bias on European corporate securities due to unattractive risk/reward characteristics. Our portion of the Portfolio is neutrally positioned in the mortgage sector, as we believe there is little upside at current spread levels, despite the favorable supply/demand environment. In the near term, we expect to look to maintain this position, while taking advantage of opportunities to capitalize on volatility when it occurs. In terms of our foreign exchange positioning, we are currently neutral the US dollar, the euro and the yen.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE CITIGROUP WORLD GOVERNMENT BOND INDEX (IN USD)

                    UBS PACE GLOBAL            UBS PACE GLOBAL
               FIXED INCOME INVESTMENTS    FIXED INCOME INVESTMENTS    CITIGROUP WORLD
               (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM    GOVERNMENT BOND
                 UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)     INDEX (IN USD)
                      $    10,000                $    10,000             $    10,000
Aug-1995              $     9,950                $     9,947             $    10,048
Sep-1995              $    10,242                $    10,226             $    10,272
Oct-1995              $    10,360                $    10,331             $    10,348
Nov-1995              $    10,460                $    10,417             $    10,465
Dec-1995              $    10,643                $    10,586             $    10,575
Jan-1996              $    10,583                $    10,514             $    10,445
Feb-1996              $    10,439                $    10,358             $    10,391
Mar-1996              $    10,346                $    10,252             $    10,377
Apr-1996              $    10,482                $    10,374             $    10,335
May-1996              $    10,421                $    10,301             $    10,337
Jun-1996              $    10,487                $    10,353             $    10,419
Jul-1996              $    10,668                $    10,519             $    10,619
Aug-1996              $    10,685                $    10,523             $    10,661
Sep-1996              $    10,798                $    10,621             $    10,704
Oct-1996              $    11,042                $    10,847             $    10,904
Nov-1996              $    11,252                $    11,039             $    11,048
Dec-1996              $    11,131                $    10,907             $    10,959
Jan-1997              $    10,828                $    10,597             $    10,666
Feb-1997              $    10,819                $    10,575             $    10,586
Mar-1997              $    10,694                $    10,440             $    10,506
Apr-1997              $    10,551                $    10,287             $    10,413
May-1997              $    10,821                $    10,537             $    10,697
Jun-1997              $    10,974                $    10,672             $    10,824
Jul-1997              $    11,046                $    10,729             $    10,740
Aug-1997              $    10,910                $    10,584             $    10,733
Sep-1997              $    11,293                $    10,942             $    10,962
Oct-1997              $    11,431                $    11,061             $    11,190
Nov-1997              $    11,320                $    10,941             $    11,019
Dec-1997              $    11,242                $    10,851             $    10,985
Jan-1998              $    11,400                $    10,990             $    11,092
Feb-1998              $    11,502                $    11,075             $    11,182
Mar-1998              $    11,446                $    11,007             $    11,071
Apr-1998              $    11,576                $    11,118             $    11,248
May-1998              $    11,529                $    11,059             $    11,274
Jun-1998              $    11,586                $    11,100             $    11,291
Jul-1998              $    11,586                $    11,086             $    11,306
Aug-1998              $    11,842                $    11,317             $    11,613
Sep-1998              $    12,582                $    12,009             $    12,231
Oct-1998              $    12,906                $    12,303             $    12,593
Nov-1998              $    12,897                $    12,278             $    12,416
Dec-1998              $    13,333                $    12,678             $    12,665
Jan-1999              $    13,241                $    12,575             $    12,549
Feb-1999              $    12,688                $    12,035             $    12,146
Mar-1999              $    12,688                $    12,020             $    12,176
Apr-1999              $    12,668                $    11,985             $    12,171
May-1999              $    12,337                $    11,658             $    11,967
Jun-1999              $    12,161                $    11,477             $    11,757
Jul-1999              $    12,338                $    11,629             $    12,045
Aug-1999              $    12,348                $    11,625             $    12,101
Sep-1999              $    12,443                $    11,699             $    12,290
Oct-1999              $    12,422                $    11,665             $    12,283
Nov-1999              $    12,232                $    11,472             $    12,155
Dec-1999              $    12,197                $    11,425             $    12,125
Jan-2000              $    11,714                $    10,959             $    11,867
Feb-2000              $    11,681                $    10,915             $    11,782
Mar-2000              $    12,005                $    11,203             $    12,147
Apr-2000              $    11,496                $    10,715             $    11,750
May-2000              $    11,627                $    10,823             $    11,841
Jun-2000              $    11,932                $    11,094             $    12,129
Jul-2000              $    11,724                $    10,887             $    11,924
Aug-2000              $    11,537                $    10,700             $    11,835
Sep-2000              $    11,535                $    10,684             $    11,811
Oct-2000              $    11,364                $    10,513             $    11,661
Nov-2000              $    11,583                $    10,702             $    11,893
Dec-2000              $    12,043                $    11,113             $    12,319
Jan-2001              $    12,065                $    11,119             $    12,303
Feb-2001              $    12,006                $    11,051             $    12,298
Mar-2001              $    11,729                $    10,783             $    11,943
Apr-2001              $    11,687                $    10,731             $    11,901
May-2001              $    11,641                $    10,675             $    11,865
Jun-2001              $    11,555                $    10,583             $    11,756
Jul-2001              $    11,808                $    10,801             $    12,053
Aug-2001              $    12,219                $    11,163             $    12,506
Sep-2001              $    12,248                $    11,176             $    12,598
Oct-2001              $    12,396                $    11,296             $    12,697
Nov-2001              $    12,229                $    11,131             $    12,519
Dec-2001              $    11,896                $    10,814             $    12,196
Jan-2002              $    11,757                $    10,674             $    11,971
Feb-2002              $    11,830                $    10,727             $    12,033
Mar-2002              $    11,732                $    10,625             $    12,000
Apr-2002              $    12,103                $    10,947             $    12,429
May-2002              $    12,450                $    11,247             $    12,781
Jun-2002              $    12,963                $    11,696             $    13,398
Jul-2002              $    13,050                $    11,759             $    13,529
Aug-2002              $    13,257                $    11,930             $    13,766
Sep-2002              $    13,388                $    12,034             $    13,916
Oct-2002              $    13,295                $    11,935             $    13,859
Nov-2002              $    13,341                $    11,962             $    13,876
Dec-2002              $    13,969                $    12,509             $    14,574
Jan-2003              $    14,173                $    12,676             $    14,774
Feb-2003              $    14,392                $    12,856             $    14,981
Mar-2003              $    14,378                $    12,827             $    15,027
Apr-2003              $    14,637                $    13,042             $    15,207
May-2003              $    15,283                $    13,600             $    15,866
Jun-2003              $    15,060                $    13,385             $    15,610
Jul-2003              $    14,525                $    12,894             $    15,146
Aug-2003              $    14,507                $    12,862             $    15,064
Sep-2003              $    15,304                $    13,551             $    15,918
Oct-2003              $    15,190                $    13,433             $    15,838
Nov-2003              $    15,395                $    13,597             $    16,105
Dec-2003              $    15,968                $    14,086             $    16,747
Jan-2004              $    15,988                $    14,086             $    16,792
Feb-2004              $    15,995                $    14,075             $    16,817
Mar-2004              $    16,200                $    14,237             $    17,059
Apr-2004              $    15,558                $    13,656             $    16,328
May-2004              $    15,690                $    13,755             $    16,456
Jun-2004              $    15,724                $    13,767             $    16,492
Jul-2004              $    15,690                $    13,720             $    16,407

The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Citigroup World Government Bond Index (unhedged) from August 24, 1995, which is the inception date of Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                    -1.98%    7.76%      N/A          8.22%
Maximum Sales Charge                                   Class B**                   -2.35     6.94       N/A          6.52
or UBS PACE Program Fee                                Class C***                  -2.22     7.24       N/A          7.81
                                                       Class Y****                 -1.92     8.01       N/A          7.83
                                                       Class P*****                -1.87     8.02      4.92%         5.17
After Deducting                                        Class A*                    -6.38     2.87       N/A          6.86
Maximum Sales Charge                                   Class B**                   -7.19     1.96       N/A          6.03
or UBS PACE Program Fee                                Class C***                  -2.95     6.49       N/A          7.81
                                                       Class P*****                -2.60     6.41      3.36          3.60
Citigroup World Government Bond Index (in USD)                                     -2.29     8.33      6.38          5.65
Lipper Global Income Funds Median                                                  -1.51     7.21      5.91          5.85

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -0.55%; since inception, 7.10%; Class B--1-year period, -1.36%; since inception, 6.28%; Class C--1-year period, 2.93%; since inception, 8.09%; Class Y--1-year period, 4.48%; since inception, 8.09%; Class P--1-year period, 2.85%; 5-year period, 3.70%; since inception, 3.68%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Index and Lipper median as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $      980.20   $         6.70
                               Hypothetical (5% return before expenses)            1,000.00        1,018.10             6.82
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00          976.50            10.37
                               Hypothetical (5% return before expenses)            1,000.00        1,014.37            10.57
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00          977.80             9.10
                               Hypothetical (5% return before expenses)            1,000.00        1,015.66             9.27
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00          980.80             5.17
                               Hypothetical (5% return before expenses)            1,000.00        1,019.64             5.27
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00          981.30             5.57
                               Hypothetical (5% return before expenses)            1,000.00        1,019.24             5.67
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     1.36%, Class B: 2.11%, Class C: 1.85%, Class Y: 1.05%, Class P: 1.13%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Net Assets (mm)                                                                 $   383.5
Number of Securities                                                                  219

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Long-Term Global Debt Securities                                                     98.1%
Options Purchased                                                                     0.0**
Warrants                                                                              0.0**
Cash Equivalents and Other Assets Less Liabilities                                    1.9
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                          7/31/04
-----------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                21.3%
AAA                                                                                  42.4
AA                                                                                   15.6
A                                                                                    10.2
BBB                                                                                   7.1
BB                                                                                    0.5
Non-Rated                                                                             1.0
Cash Equivalents and Other Assets Less Liabilities                                    1.9
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

TOP 5 COUNTRIES*                                                                  7/31/04
-----------------------------------------------------------------------------------------
United States                                                                        45.0%
Japan                                                                                13.8
United Kingdom                                                                       11.2
Sweden                                                                                5.2
France                                                                                5.1
-----------------------------------------------------------------------------------------
Total                                                                                80.3%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

** Represents less than 0.005% of the Portfolio's net assets as of July 31, 2004.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 15.40% (before the deduction of the maximum UBS PACE program fee; 13.68% after the deduction of the maximum program fee), compared with a 17.67% return of the Russell 1000 Value Index (the "Index") and 14.52% return of the Lipper Large Cap Value Fund median. During the period, the Fund was reclassified by Lipper under a different Lipper peer group; formerly, the Portfolio belonged to the Lipper Multi-Cap Value Fund peer group. We believe this reclassification aligns the Portfolio more closely with peer funds whose investment styles and objectives are consistent with the Portfolio's. (Returns for all share classes over various time periods are shown in the table on page 39. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

It was a generally positive environment for the stock market, especially over the first half of the fiscal year. During those six months, growing corporate earnings, continued low interest rates, benign inflation, significant tax reductions and a steadily declining US dollar helped strengthen the economy. In the third quarter of 2003, for example, gross domestic product (GDP) grew 8.2%, the fastest such expansion for the US economy in nearly 20 years. Economic growth was solid, though less spectacular, during the fourth quarter of 2003. Against this backdrop, stock prices rose steadily.

After an initial burst of strength in 2004, stock prices began to come off their highs in the second quarter of 2004. As the economy expanded, more and more investors grew concerned about potential inflation and the likelihood that the Federal Reserve Board (the "Fed") would respond by raising short-term interest rates. Those concerns were heightened in early April 2004, following the announcement of an unexpectedly large jump in the Consumer Price Index and an unexpectedly large drop in the jobless rate. By the time the Fed did raise rates on June 30, 2004, the widely anticipated increase was already priced into stock values. Other factors that further hampered stock prices included a slowdown in the rate of corporate earnings growth, record-high oil prices, concerns about the transfer of political authority to a new Iraqi government, the ongoing threat of terrorism in the US, and uncertainty surrounding the outcome of the upcoming presidential election. Despite these challenges, stocks posted positive, although modest, returns during the second half of the fiscal year.

ADVISORS' COMMENTS

SSgA

During the fiscal year, our portion of the Portfolio generated positive absolute results, but underperformed the benchmark. As always, our investment process incorporated perspectives on valuation, quality and sentiment. These components offered varying results during the reporting period. The earnings-to-price factor served to enhance our

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:
SSgA Funds Management, Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGER:
SSgA: Team; ICAP: Team; Westwood: Susan M. Byrne.

OBJECTIVE:
Capital appreciation and dividend income.

INVESTMENT PROCESS:
SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large-capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased, and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies, and sells a stock if it expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

stock picking ability, while the estimate revision component, a proxy for earnings growth expectations, detracted from results. In addition, poor stock selection in the technology and consumer discretionary sectors hurt relative results. Conversely, we saw positive contributions to performance result from our energy and materials stocks.

In the consumer discretionary sector, our holding in Blockbuster,* the world's largest video store chain, was a drag on performance. Blockbuster's stock fell 24% during the period, after Viacom, Inc. announced its intention to sell its 80% stake in the company. An overweight to Cendant Corp. (1.5%),** a worldwide travel and real estate servicing company, also hurt performance. Other holdings that detracted from results were our overweight positions relative to the benchmark in semiconductor makers Atmel Corp.* and Avnet Inc. (0.4%),** as well as Storage Technology Corp. (0.3%)** and Sanmina SCI Corp.*

In the energy sector, our holdings benefited from increased profits due to higher energy prices and lower operating costs. Our positions in Amerada Hess Corp. (0.5%), Sunoco Inc. (0.5%), Occidental Petroleum Corp. (1.0%) and Marathon Oil Corp. (1.1%) boosted returns when their stock prices rose substantially.** An overweight position in Monsanto Co.* was also beneficial for performance. The global provider of agricultural products rose to a two-year high on optimism that it could benefit this year and in 2005 from Brazilian sales of seeds that withstand its Roundup herbicide.

Looking ahead, we believe disappointing unemployment numbers, heightened terrorism concerns, and market-unfriendly campaign rhetoric may keep stock market gains subdued for the time being. A clear indication that interest rate hikes will be implemented slowly enough to protect consumer activity from unexpected contraction would, in our opinion, offer some relief. While most profit announcements in July 2004 showed solid growth, several companies expressed modest, but unwelcome, caution about the remainder of 2004. Under these conditions, we believe our portion of the Portfolio is positioned to add value, as decelerating profit cycles should lead investors to higher-quality stocks. We are currently finding attractive investment opportunities in the travel/leisure and insurance industries.

ICAP

Given the highly competitive business environment during the fiscal year, we positioned our portion of the Portfolio to emphasize companies with strong balance sheets, excellent franchises and growing free cash flow. Our dividend yield was higher than the overall market, as we sought to provide downside support. We also feel that higher dividend payments are a reflection that a company's management team intends to judiciously employ excess cash. Our bottom-up stock picking approach emphasized solid financial, energy, agriculture and healthcare stocks. We cut back or eliminated exposure to sectors that are sensitive to consumer discretionary spending, such as autos, housing and retail.

While our portion of the Portfolio generated strong absolute results during the fiscal year, we somewhat underperformed the Russell 1000 Value Index when stock selection and sector weightings detracted from results. In particular, our technology, healthcare and consumer services holdings were detrimental to relative performance. In terms of individual holdings, negative contributors to performance were Baxter International (0.4%), Comcast (1.2%) and Verizon Communications (1.3%).** Conversely, our holdings in ConocoPhillips (1.9%),** BP Amoco* and Aventis (0.6%)** enhanced results.

Looking ahead, our outlook is for gross domestic product growth to continue, but at a reduced pace. Growth slowed in the first half of 2004--particularly in the second quarter. We also feel that corporate profits will continue to increase, but not at the pace set in the first half of 2004, and that interest rates will continue to rise as the Fed works to keep inflation in check. Employment seems to be increasing as companies strive to build inventories to meet anticipated demand. It appears that capital spending has also increased as companies foresee solid future demand and strive to take advantage of the accelerated depreciation tax benefits that are set to expire at the end of 2004.

Overall, we believe that the continued competitive nature of the US and worldwide marketplace will favor companies that have reduced their costs, increased their productivity and provided a solid framework for profits. We will continue to emphasize companies with strong cash flows, good market share, strong management and good dividends for the balance of 2004 and into 2005.


*    Not held as of July 31, 2004

** Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

WESTWOOD

During the fiscal year, our top-contributing sectors were energy, financial services and producer durables. Conversely, primary detractors from performance were the healthcare and utilities sectors. In energy, our portion of the Portfolio benefited from both strong stock selection and an overweight position. Companies within the exploration and production industry, as well as those in the integrated domestic oil industries, performed especially well. During the fiscal year, four of our five top-contributing securities were in the energy sector, with Burlington Resources (0.6%)** most positively impacting our portion of the Portfolio.

Our continued relative underweight in financial services enhanced results as the sector underperformed the broad market over the reporting period. In addition, our portion of the Portfolio benefited from strong stock performance through ownership in companies such as Prudential Financial (0.6%),** in the insurance industry, and selected REITs, including Rayonier Inc. (0.3%),** Simon Property Group (0.3%)** and Prologis.* Another contributor to our portion of the Portfolio's strong performance in the sector was Bear Stearns Cos. (0.7%).**

Lastly, an overweight and strong stock selection in the producer durables sector enhanced results. Many of our holdings, concentrated in the defense and aerospace industry, posted strong double-digit returns. For example, Boeing Co. (0.7%) and United Technologies (0.6%) performed well as higher corporate spending and an increase in air travel led to positive earnings announcements for industrial-related firms.** These trends, coupled with strong durable goods purchases, ignited investor optimism over the growth of the manufacturing sector.

The healthcare sector generated weak returns over the fiscal year, and our overweight position negatively impacted results. While our holding in Pfizer Inc. (1.2%)** was beneficial for performance, it was not enough to make up for the poor results from Merck & Co. (1.5%)** and Wyeth Pharmaceuticals.* Within the utilities sector, stock selection--most notably Comcast Corp. (1.2%) and Progress Energy (0.6%)--negatively affected our portion of the Portfolio.** However, our underweight relative to the Index limited the extent to which this sector had a negative impact on overall performance.

Looking ahead, we believe that the current economic expansion will be different than we have experienced in past recoveries. While the foundation for economic expansion appears to be in place, we expect the recovery to progress at a lower and uneven pace. We expect that inflation and interest rates will drift modestly higher, but remain at moderate levels. The stimulus of government spending should continue to provide support to the economy. In addition, inventory rebuilding efforts, resumption of capital spending by corporations, and an increase in export sales should be sources of strength for the economy. In a longer-term shift, the industrial sectors of the economy may be favored. Contrary to past experience, the manufacturing sector could experience higher-than-expected growth rates, while growth in the service sector may not continue at the same pace. Modest wage increases and consumer desire for higher savings could also cause personal consumption to be restrained.

We expect that our investment strategy will continue to focus on high-quality companies that we believe have positive and improving fundamentals, free cash flow generation and unrecognized value. We are investing in cyclical companies that we believe have the ability to generate strong levels of free cash flow growth. We believe these companies will experience greater benefits from the economic recovery. Our view that there will be continued strength in the manufacturing sector is reflected in our positions in the materials and processing, producer durables and energy sectors, as well as in our ownership of select technology stocks. We are also focusing on companies that we believe offer attractive dividend yields, low payout ratios, and high or growing dividend rates. We believe these companies will provide attractive returns in an investment environment that favors total returns and a lesser appetite for risk.


*    Not held as of July 31, 2004

** Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

                UBS PACE LARGE CO VALUE    UBS PACE LARGE CO VALUE
                  EQUITY INVESTMENTS         EQUITY INVESTMENTS
               (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM   RUSSELL 1000
                 UBS PACE PROGRAM FEE)       UBS PACE PROGRAM FEE)    VALUE INDEX
                      $    10,000                $    10,000          $    10,000
Aug-1995              $    10,117                $    10,113          $    10,155
Sep-1995              $    10,442                $    10,425          $    10,522
Oct-1995              $    10,408                $    10,379          $    10,417
Nov-1995              $    10,975                $    10,930          $    10,945
Dec-1995              $    11,169                $    11,110          $    11,220
Jan-1996              $    11,622                $    11,546          $    11,570
Feb-1996              $    11,798                $    11,706          $    11,657
Mar-1996              $    12,016                $    11,907          $    11,855
Apr-1996              $    12,242                $    12,116          $    11,901
May-1996              $    12,426                $    12,283          $    12,050
Jun-1996              $    12,384                $    12,227          $    12,059
Jul-1996              $    11,790                $    11,625          $    11,604
Aug-1996              $    12,250                $    12,064          $    11,936
Sep-1996              $    12,795                $    12,585          $    12,410
Oct-1996              $    13,072                $    12,840          $    12,890
Nov-1996              $    13,968                $    13,704          $    13,825
Dec-1996              $    13,974                $    13,693          $    13,649
Jan-1997              $    14,483                $    14,174          $    14,310
Feb-1997              $    14,580                $    14,250          $    14,521
Mar-1997              $    14,106                $    13,770          $    13,998
Apr-1997              $    14,527                $    14,163          $    14,587
May-1997              $    15,598                $    15,188          $    15,401
Jun-1997              $    16,326                $    15,878          $    16,062
Jul-1997              $    17,581                $    17,077          $    17,270
Aug-1997              $    16,888                $    16,383          $    16,655
Sep-1997              $    17,643                $    17,094          $    17,662
Oct-1997              $    16,669                $    16,130          $    17,168
Nov-1997              $    17,028                $    16,458          $    17,927
Dec-1997              $    17,433                $    16,827          $    18,451
Jan-1998              $    17,557                $    16,926          $    18,190
Feb-1998              $    19,081                $    18,373          $    19,414
Mar-1998              $    20,178                $    19,404          $    20,602
Apr-1998              $    19,977                $    19,187          $    20,739
May-1998              $    19,691                $    18,889          $    20,432
Jun-1998              $    19,815                $    18,984          $    20,694
Jul-1998              $    19,320                $    18,486          $    20,329
Aug-1998              $    16,565                $    15,831          $    17,303
Sep-1998              $    17,747                $    16,939          $    18,296
Oct-1998              $    19,091                $    18,199          $    19,714
Nov-1998              $    19,892                $    18,938          $    20,632
Dec-1998              $    20,632                $    19,619          $    21,334
Jan-1999              $    20,498                $    19,467          $    21,501
Feb-1999              $    19,715                $    18,700          $    21,197
Mar-1999              $    20,395                $    19,321          $    21,636
Apr-1999              $    22,220                $    21,024          $    23,657
May-1999              $    21,901                $    20,695          $    23,397
Jun-1999              $    22,777                $    21,496          $    24,076
Jul-1999              $    21,798                $    20,546          $    23,371
Aug-1999              $    21,024                $    19,793          $    22,504
Sep-1999              $    19,498                $    18,333          $    21,717
Oct-1999              $    19,539                $    18,349          $    22,967
Nov-1999              $    19,653                $    18,432          $    22,788
Dec-1999              $    19,778                $    18,527          $    22,898
Jan-2000              $    18,449                $    17,260          $    22,151
Feb-2000              $    16,937                $    15,825          $    20,505
Mar-2000              $    18,630                $    17,386          $    23,007
Apr-2000              $    19,460                $    18,138          $    22,739
May-2000              $    19,699                $    18,337          $    22,979
Jun-2000              $    18,869                $    17,543          $    21,929
Jul-2000              $    18,585                $    17,257          $    22,203
Aug-2000              $    19,563                $    18,142          $    23,439
Sep-2000              $    19,506                $    18,067          $    23,653
Oct-2000              $    20,051                $    18,549          $    24,235
Nov-2000              $    19,225                $    17,762          $    23,335
Dec-2000              $    20,269                $    18,704          $    24,504
Jan-2001              $    20,327                $    18,733          $    24,598
Feb-2001              $    20,005                $    18,414          $    23,914
Mar-2001              $    19,328                $    17,768          $    23,069
Apr-2001              $    20,384                $    18,716          $    24,200
May-2001              $    20,682                $    18,966          $    24,744
Jun-2001              $    20,154                $    18,459          $    24,195
Jul-2001              $    20,131                $    18,415          $    24,144
Aug-2001              $    19,190                $    17,532          $    23,177
Sep-2001              $    17,974                $    16,400          $    21,546
Oct-2001              $    18,100                $    16,494          $    21,360
Nov-2001              $    18,984                $    17,278          $    22,602
Dec-2001              $    19,480                $    17,708          $    23,134
Jan-2002              $    19,295                $    17,517          $    22,956
Feb-2002              $    19,191                $    17,401          $    22,993
Mar-2002              $    19,989                $    18,103          $    24,081
Apr-2002              $    19,596                $    17,724          $    23,255
May-2002              $    19,700                $    17,796          $    23,371
Jun-2002              $    18,612                $    16,792          $    22,029
Jul-2002              $    17,177                $    15,478          $    19,982
Aug-2002              $    17,211                $    15,490          $    20,133
Sep-2002              $    15,452                $    13,889          $    17,894
Oct-2002              $    16,170                $    14,516          $    19,220
Nov-2002              $    16,829                $    15,089          $    20,430
Dec-2002              $    16,199                $    14,506          $    19,543
Jan-2003              $    15,941                $    14,257          $    19,070
Feb-2003              $    15,601                $    13,936          $    18,561
Mar-2003              $    15,601                $    13,918          $    18,593
Apr-2003              $    16,773                $    14,945          $    20,229
May-2003              $    17,723                $    15,771          $    21,535
Jun-2003              $    17,934                $    15,939          $    21,804
Jul-2003              $    18,051                $    16,023          $    22,129
Aug-2003              $    18,344                $    16,263          $    22,474
Sep-2003              $    18,250                $    16,160          $    22,254
Oct-2003              $    19,176                $    16,958          $    23,616
Nov-2003              $    19,387                $    17,124          $    23,936
Dec-2003              $    20,570                $    18,146          $    25,412
Jan-2004              $    20,902                $    18,415          $    25,859
Feb-2004              $    21,388                $    18,820          $    26,413
Mar-2004              $    21,210                $    18,640          $    26,182
Apr-2004              $    20,630                $    18,107          $    25,542
May-2004              $    20,736                $    18,178          $    25,802
Jun-2004              $    21,246                $    18,602          $    26,412
Jul-2004              $    20,831                $    18,217          $    26,040

The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index from August 24, 1995, which is the inception date of Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                    -0.51%   15.06%      N/A          1.95%
Maximum Sales Charge                                   Class B**                   -0.91    14.08       N/A          1.18
or UBS PACE Program Fee                                Class C***                  -0.91    14.14       N/A          1.21
                                                       Class Y****                 -0.34    15.49       N/A          1.68
                                                       Class P*****                -0.34    15.40     -0.90%         8.56
After Deducting                                        Class A*                    -6.00     8.71       N/A          0.39
Maximum Sales Charge                                   Class B**                   -5.86     9.08       N/A          0.65
or UBS PACE Program Fee                                Class C***                  -1.90    13.14       N/A          1.21
                                                       Class P*****                -1.08    13.68     -2.38          6.94
Russell 1000 Value Index                                                            0.70    17.67      2.19         11.14
Lipper Large Cap Value Fund Median                                                  0.83    14.52      0.74          8.79

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 11.63%; since inception, 0.95%; Class B--1-year period, 12.18%; since inception, 1.27%; Class C--1-year period, 16.18%; since inception, 1.81%; Class Y--1-year period, 18.55%; since inception, 2.31%; Class P--1-year period, 16.70%; 5-year period, -2.85%; since inception, 7.26%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class
      (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $      994.90   $         5.95
                               Hypothetical (5% return before expenses)            1,000.00        1,018.90             6.02
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00          990.90            10.10
                               Hypothetical (5% return before expenses)            1,000.00        1,014.72            10.22
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00          990.90             9.85
                               Hypothetical (5% return before expenses)            1,000.00        1,014.97             9.97
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00          996.60             4.22
                               Hypothetical (5% return before expenses)            1,000.00        1,020.64             4.27
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00          996.60             4.82
                               Hypothetical (5% return before expenses)            1,000.00        1,020.04             4.87
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     1.20%, Class B: 2.04%, Class C: 1.99%, Class Y: 0.85%, Class P: 0.97%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Net Assets (mm)                                                                $  1,006.6
Number of Securities                                                                  141

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Stocks                                                                               97.1%
ADRs                                                                                  1.9
Cash Equivalents And Other Assets Less Liabilities                                    1.0
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                    7/31/04
-----------------------------------------------------------------------------------------
Financials                                                                           28.4%
Industrials                                                                          13.5
Energy                                                                               13.5
Consumer Discretionary                                                               10.5
Consumer Staples                                                                      6.1
-----------------------------------------------------------------------------------------
Total                                                                                72.0%
-----------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                          7/31/04
-----------------------------------------------------------------------------------------
Bank of America                                                                       3.9%
Exxon Mobil                                                                           3.9
General Electric                                                                      3.7
Citigroup                                                                             3.5
J.P. Morgan Chase                                                                     2.4
Microsoft                                                                             2.0
ConocoPhillips                                                                        1.9
ChevronTexaco                                                                         1.9
International Business Machines                                                       1.6
Altria Group                                                                          1.5
-----------------------------------------------------------------------------------------
Total                                                                                26.3%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 5.99% (before the deduction of the maximum UBS PACE program fee; 4.41% after the deduction of the maximum program fee), compared with the 8.51% return of the Russell 1000 Growth Index (the "Index") and the 5.60% return of the Lipper Large-Cap Growth Funds median. (Returns for all share classes over various time periods are shown in the table on page 45. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The Russell 1000 Growth Index produced strong results during the first half of the fiscal year, but then weakened due to concerns regarding geopolitical risks, higher oil prices and rising interest rates. All of the sectors in the Index positively contributed to the Index's performance during the reporting period. In fact, several sectors posted double-digit gains, including energy, materials, industrials, financials, telecommunication services and utilities. However, despite generating positive returns, the information technology, staples, consumer discretionary and healthcare sectors lagged the overall Index.

ADVISORS' COMMENTS

GEAM

Our portion of the Portfolio is developed using a bottom-up stock selection process. Holdings may include those that we have identified as being market leaders with solid financial characteristics, strong management teams, double-digit growth and reasonable market valuations. Our largest holdings during the fiscal year included Carnival Corp. (1.5%), First Data Corp. (1.6%), Vodafone (1.4%), Fannie Mae (2.1%) and Liberty Media (1.6%).*

Relative weightings in industry groups are the result of our stock selection process. Having said that, at the end of the reporting period we were underweight in the consumer staples, industrials, healthcare, materials and utilities sectors. Conversely, we were overweight in the financials, consumer discretionary, information technology, telecommunications and energy sectors.

The largest positive contributor to performance was the information technology sector, as our holdings were up 9.3% over the period. In particular, we received solid returns from Yahoo (0.6%), and Certegy (0.8%).* Our holdings in the financial sector also enhanced results, with strong performance from AFLAC (1.1%), American Express (0.8%) and Fannie Mae (2.1%).*

The healthcare sector was the worst-performing group, in both the Index and our portion of the Portfolio. In the Index, healthcare stocks were up 3.0%, while our holdings in the sector fell 3.0%. Wyeth (0.9%) and Cardinal Health (0.3%) were two holdings in particular that produced disappointing results.*

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS:
GE Asset Management ("GEAM"), Marsico Capital Management ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

PORTFOLIO MANAGERS:
GEAM: David B. Carlson; Marsico: Tom Marsico; SSgA: Team.

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

MARSICO seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down analysis with bottom-up stock picking.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SsgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

On a relative basis, our holdings in consumer discretionary and industrials lagged the Index. In the consumer discretionary sector, weakness in InterActiveCorp. (0.9%) offset positive performance from Carnival Corp. (1.5%).* In industrials, our sole holding, Dover (1.3%)* gained 10.0%, while the stocks in the benchmark gained 16.0%. Our overall underweight in the industrials sector, driven by our stock selection process, also negatively impacted results, given the relative strength of industrial stocks over the period.

Looking ahead, we continue to remain focused on investing in companies that, in our opinion, have solid earnings prospects and strong balance sheets.

MARSICO

Several factors positively impacted our performance during the period. For example, some holdings in the healthcare sector generated strong results, including Zimmer Holdings (1.6%), UnitedHealth (4.7%), Genentech (1.9%) and Boston Scientific (1.0%).* Information technology stocks also enhanced results. This was mainly attributable to stock selection in the software and services industry, as well as the technology hardware and equipment industry. Examples of specific stocks that boosted returns were QUALCOMM (2.3%),* Cisco (2.2%)*** and Intel (1.4%).*** In addition to the above sector-level factors, certain individual positions had a positive effect on performance. These included Countrywide Financial (1.8%), Lennar Corp. (0.8%) and FedEx (1.6%).*

On the other hand, stock selection in the consumer discretionary sector had a negative impact on performance. This was largely due to our holdings in the media and retailing sectors, which included Comcast Corp. (1.1%),*** Viacom Inc.** and Amazon,** all of which were among the worst performers during the fiscal year. Our holdings in the diversified financials industry also lagged the
Index: While our holdings generated a 2.0% gain during the period, this figure significantly lagged the Index's return of 10.0%. Our holdings in the industrials sector were another drag on results, with holdings such as Ryanair** detracting from returns. A number of individual positions also hurt results, including Forest Labs (0.3%),*** Motorola (0.9%),* Wal-Mart (1.4%),* Goldman Sachs Group (0.7%),* Eli Lilly & Co.**, SLM (2.8%)* and Agilent Technologies.**

As of the end of the reporting period, our most significant economic sector allocations were in healthcare, financials, consumer discretionary, information technology, consumer staples and industrials. Conversely, our portion of the Portfolio had no exposure to the energy, materials and utilities sectors.

SSgA

Our portion of the Portfolio underperformed the benchmark during the fiscal year. As always, our investment process incorporated perspectives on valuation, quality and sentiment--components that offered varying results during the reporting period. The earnings-to-price factor served to enhance our stock picking ability, while the estimate revision component, a proxy for earnings growth expectations, detracted from results. In addition, weak stock selection, particularly among technology and healthcare stocks, hurt performance.

Examples of individual stocks that were weak during the fiscal year were semiconductor holdings Atmel Corp. (0.3%),* Texas Instruments Inc. (0.4%),* National Semiconductor (0.3%)* and Xilinx Inc.** Other sizeable detractors in the technology sector included Sanmina SCI Corp. (0.2%)* and Foundry Networks Inc.** whose stock declined after its chief executive expressed a less-than-favorable outlook for the company. Our portion of the Portfolio was further hurt by not holding Yahoo Inc. and eBay Inc., both of which generated large double digit returns. The stock prices of these two companies rose over speculation that they could benefit from increased internet use in China. An overweight to Forest Labs (0.3%); a pharmaceuticals company, hurt results as well, after it reported a profit shortfall in the first quarter of 2004. Conversely, our portion of the Portfolio received positive contributions from several financial and telecommunications holdings. Specifically, Capital One Financial Corp. (0.5%)* and Americredit Corp.,** both financial service providers, added value, as they were rewarded for their strong profit growth.


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

**   Not held as of July 31, 2004.

*** By period end, the Advisor had sold its portion of the total position in this security held by the Portfolio.

Looking ahead, disappointing unemployment numbers, heightened terrorism concerns and market-unfriendly campaign rhetoric may keep stock market gains subdued for the time being. A clear indication that interest rate hikes will be implemented slowly enough to protect consumer activity from unexpected contraction could offer some relief. While most profit announcements in July 2004 showed solid growth, several companies expressed modest, but unwelcome, caution about the remainder of 2004. Under these conditions, we believe our portion of the Portfolio is positioned to add value, as decelerating profit cycles should lead investors to higher-quality stocks. Presently, we are finding what we believe to be attractive investment opportunities in the travel/leisure and insurance industries.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

               UBS PACE LARGE CO GROWTH    UBS PACE LARGE CO GROWTH
                  EQUITY INVESTMENTS          EQUITY INVESTMENTS
               (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM     RUSSELL 1000
                 UBS PACE PROGRAM FEE)      UBS PACE PROGRAM FEE)       GROWTH INDEX
                      $    10,000                $    10,000             $    10,000
Aug-1995              $    10,000                $     9,997             $    10,039
Sep-1995              $    10,367                $    10,350             $    10,502
Oct-1995              $    10,400                $    10,371             $    10,509
Nov-1995              $    10,675                $    10,632             $    10,918
Dec-1995              $    10,667                $    10,610             $    10,980
Jan-1996              $    10,967                $    10,895             $    11,348
Feb-1996              $    11,234                $    11,147             $    11,555
Mar-1996              $    11,284                $    11,182             $    11,570
Apr-1996              $    11,485                $    11,367             $    11,875
May-1996              $    11,810                $    11,674             $    12,289
Jun-1996              $    11,819                $    11,668             $    12,307
Jul-1996              $    11,076                $    10,921             $    11,586
Aug-1996              $    11,485                $    11,310             $    11,885
Sep-1996              $    12,520                $    12,314             $    12,750
Oct-1996              $    12,662                $    12,438             $    12,827
Nov-1996              $    13,338                $    13,085             $    13,790
Dec-1996              $    12,932                $    12,672             $    13,520
Jan-1997              $    13,660                $    13,368             $    14,468
Feb-1997              $    13,267                $    12,967             $    14,370
Mar-1997              $    12,313                $    12,020             $    13,592
Apr-1997              $    13,208                $    12,878             $    14,495
May-1997              $    13,944                $    13,578             $    15,541
Jun-1997              $    14,605                $    14,204             $    16,163
Jul-1997              $    16,128                $    15,665             $    17,592
Aug-1997              $    15,115                $    14,664             $    16,563
Sep-1997              $    16,019                $    15,521             $    17,378
Oct-1997              $    15,567                $    15,064             $    16,736
Nov-1997              $    15,735                $    15,207             $    17,446
Dec-1997              $    16,138                $    15,577             $    17,642
Jan-1998              $    16,475                $    15,883             $    18,169
Feb-1998              $    18,089                $    17,417             $    19,536
Mar-1998              $    18,789                $    18,069             $    20,315
Apr-1998              $    19,100                $    18,344             $    20,596
May-1998              $    18,896                $    18,126             $    20,012
Jun-1998              $    20,039                $    19,199             $    21,237
Jul-1998              $    20,385                $    19,506             $    21,097
Aug-1998              $    16,377                $    15,651             $    17,931
Sep-1998              $    17,149                $    16,368             $    19,308
Oct-1998              $    19,100                $    18,207             $    20,860
Nov-1998              $    20,350                $    19,375             $    22,446
Dec-1998              $    22,601                $    21,491             $    24,470
Jan-1999              $    24,138                $    22,923             $    25,907
Feb-1999              $    23,167                $    21,974             $    24,724
Mar-1999              $    23,996                $    22,732             $    26,026
Apr-1999              $    24,043                $    22,748             $    26,059
May-1999              $    23,402                $    22,114             $    25,258
Jun-1999              $    25,429                $    23,999             $    27,027
Jul-1999              $    24,392                $    22,992             $    26,168
Aug-1999              $    24,835                $    23,380             $    26,596
Sep-1999              $    23,930                $    22,500             $    26,037
Oct-1999              $    25,730                $    24,163             $    28,004
Nov-1999              $    26,126                $    24,504             $    29,514
Dec-1999              $    28,307                $    26,516             $    32,584
Jan-2000              $    26,963                $    25,225             $    31,056
Feb-2000              $    26,750                $    24,995             $    32,575
Mar-2000              $    30,000                $    27,996             $    34,906
Apr-2000              $    29,071                $    27,096             $    33,245
May-2000              $    27,708                $    25,793             $    31,571
Jun-2000              $    29,071                $    27,028             $    33,964
Jul-2000              $    28,723                $    26,671             $    32,548
Aug-2000              $    30,860                $    28,620             $    35,495
Sep-2000              $    27,949                $    25,888             $    32,137
Oct-2000              $    26,644                $    24,648             $    30,617
Nov-2000              $    22,828                $    21,092             $    26,104
Dec-2000              $    22,627                $    20,879             $    25,278
Jan-2001              $    23,937                $    22,061             $    27,024
Feb-2001              $    19,838                $    18,260             $    22,436
Mar-2001              $    17,396                $    15,992             $    19,995
Apr-2001              $    19,849                $    18,224             $    22,524
May-2001              $    19,849                $    18,202             $    22,192
Jun-2001              $    19,524                $    17,881             $    21,678
Jul-2001              $    18,908                $    17,296             $    21,136
Aug-2001              $    17,239                $    15,749             $    19,408
Sep-2001              $    15,323                $    13,982             $    17,470
Oct-2001              $    16,220                $    14,781             $    18,387
Nov-2001              $    17,810                $    16,210             $    20,153
Dec-2001              $    17,765                $    16,149             $    20,115
Jan-2002              $    17,194                $    15,610             $    19,760
Feb-2002              $    16,096                $    14,595             $    18,940
Mar-2002              $    16,824                $    15,237             $    19,595
Apr-2002              $    15,447                $    13,971             $    17,996
May-2002              $    15,043                $    13,590             $    17,561
Jun-2002              $    13,845                $    12,491             $    15,936
Jul-2002              $    12,915                $    11,638             $    15,060
Aug-2002              $    13,061                $    11,754             $    15,105
Sep-2002              $    11,929                $    10,723             $    13,538
Oct-2002              $    12,770                $    11,464             $    14,780
Nov-2002              $    13,162                $    11,801             $    15,583
Dec-2002              $    12,310                $    11,024             $    14,506
Jan-2003              $    12,053                $    10,779             $    14,154
Feb-2003              $    12,019                $    10,736             $    14,089
Mar-2003              $    12,254                $    10,932             $    14,351
Apr-2003              $    13,117                $    11,687             $    15,413
May-2003              $    13,856                $    12,330             $    16,182
Jun-2003              $    13,957                $    12,405             $    16,405
Jul-2003              $    14,394                $    12,777             $    16,813
Aug-2003              $    14,685                $    13,019             $    17,231
Sep-2003              $    14,562                $    12,894             $    17,047
Oct-2003              $    15,447                $    13,660             $    18,004
Nov-2003              $    15,469                $    13,663             $    18,192
Dec-2003              $    15,962                $    14,081             $    18,822
Jan-2004              $    16,152                $    14,231             $    19,206
Feb-2004              $    16,197                $    14,252             $    19,328
Mar-2004              $    16,052                $    14,107             $    18,969
Apr-2004              $    15,716                $    13,794             $    18,749
May-2004              $    15,895                $    13,934             $    19,098
Jun-2004              $    16,108                $    14,103             $    19,337
Jul-2004              $    15,256                $    13,341             $    18,244

The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index from August 24, 1995, which is the inception date of Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS   INCEPTION^
------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                   -5.66%    5.63%      N/A        -12.02%
Maximum Sales Charge                                   Class B**                  -6.08     4.71       N/A        -12.70
or UBS PACE Program Fee                                Class C***                 -6.01     4.78       N/A        -12.66
                                                       Class Y****                -5.40     6.13       N/A        -10.46
                                                       Class P*****               -5.55     5.99     -8.96%         4.84
After Deducting                                        Class A*                  -10.83    -0.15       N/A        -13.37
Maximum Sales Charge                                   Class B**                 -10.78    -0.29       N/A        -13.18
or UBS PACE Program Fee                                Class C***                 -6.95     3.78       N/A        -12.66
                                                       Class P*****               -6.25     4.41    -10.31          3.28
Russell 1000 Growth Index                                                         -5.01     8.51     -6.96          6.93
Lipper Large-Cap Growth Funds Median                                              -5.26     5.60     -5.46          5.82

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 8.77%; since inception, -12.33%; Class B--1-year period, 9.06%; since inception, -12.12%; Class C--1-year period, 13.13%; since inception, -11.59%; Class Y--1-year period, 15.53%; since inception, -9.26%; Class P--1-year period, 13.69%; 5-year period, -10.09%; since inception, 3.96%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $      943.40   $         6.28
                               Hypothetical (5% return before expenses)            1,000.00        1,018.40             6.52
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00          939.20            10.41
                               Hypothetical (5% return before expenses)            1,000.00        1,014.12            10.82
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00          939.90            10.18
                               Hypothetical (5% return before expenses)            1,000.00        1,014.37            10.57
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00          946.00             4.31
                               Hypothetical (5% return before expenses)            1,000.00        1,020.44             4.47
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00          944.50             4.88
                               Hypothetical (5% return before expenses)            1,000.00        1,019.84             5.07
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     1.30%, Class B: 2.16%, Class C: 2.11%, Class Y: 0.89%, Class P: 1.01%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Net Assets (mm)                                                                 $   684.9
Number of Securities                                                                  112

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Equities (stocks and rights)                                                         96.0%
ADRs                                                                                  1.4
Cash Equivalents and Other Assets Less Liabilities                                    2.6
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                    7/31/04
-----------------------------------------------------------------------------------------
Health Care                                                                          22.5%
Information Technology                                                               21.3
Financials                                                                           16.6
Consumer Discretionary                                                               16.4
Industrials                                                                          11.1
-----------------------------------------------------------------------------------------
Total                                                                                87.9%
-----------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                          7/31/04
-----------------------------------------------------------------------------------------
UnitedHealth Group                                                                    4.7%
Microsoft                                                                             4.1
SLM                                                                                   2.8
Pfizer                                                                                2.6
Citigroup                                                                             2.6
Procter & Gamble                                                                      2.5
Johnson & Johnson                                                                     2.5
QUALCOMM                                                                              2.3
Cisco Systems                                                                         2.2
American International Group                                                          2.1
-----------------------------------------------------------------------------------------
Total                                                                                28.4%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 19.30% (before the deduction of the maximum UBS PACE program fee; 17.52% after the deduction of the maximum program fee), versus the 23.17% return of the Russell 2500 Value Index (the "Index") and the 21.19% of the Lipper Small-Cap Value Funds Median. (Returns for all share classes over various time periods are shown in the table on page 50. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The fiscal year was, in many ways, a tale of two markets. Specifically, August through December 2003 could best be characterized as a quality gap, with low-quality companies generating the best returns. Conversely, the market thus far in 2004 has been constrained, held down by a number of disparate and potentially troublesome factors, including surging oil prices, continued issues in Iraq, terrorist threats, uneven employment growth, the upcoming presidential election, a slowing economy and rising interest rates.

ADVISORS' COMMENTS

ARIEL

During the reporting period, weightings in the financial services, utilities and healthcare sectors adversely affected our results, while the materials and processing sector had a positive impact on performance. Noteworthy stock-specific returns were generated by Black & Decker (1.5%),* which rose significantly as it reaped the benefits of a cost-cutting program and an improved operating environment, and Apogent Technologies (1.9%),* which benefited when its shares reacted positively to the news of its merger with Fisher Scientific. Conversely, Janus Capital Group (1.3%)* fell as the company dealt with issues regarding trading irregularities, and Interpublic Group (1.1%)* fell as it suffered through a difficult advertising climate that was made more challenging by some company-specific issues. We remain confident in Janus and Interpublic, given our view of the long-term prospects for both businesses.

Over the fiscal year, we purchased several new positions, including Andrew Corp. (0.8%), a global designer, manufacturer and supplier of communications equipment; Banknorth Group (1.0%), one of the 30 largest commercial banks in the country; Mohawk Industries (0.5%), the leading manufacturer of floor covering products for residential and commercial applications in the US; and Steelcase Inc. (0.8%), the largest designer and manufacturer of furniture and related products and services for the office furniture industry.* We eliminated positions in the following: Charter One Financial, due to its pending acquisition by Citizens Financial; Franklin Resources and St. Paul Travelers for portfolio restructuring purposes; Safeway Inc., given our concerns about its ability to meet our requisite 12% growth rate; and Toys R Us, as it had reached our estimation of private market value.

Noted Barron's columnist Alan Abelson describes today's investor as one consumed by a "visceral disquiet"--an uneasiness that has the distinct possibility of being "increasingly validated." The New York Times appears to be in agreement, stating, " . . . history shows that

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

ADVISORS:
Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM")

PORTFOLIO MANAGERS:
Ariel: John W. Rogers, Jr.; ICM: Team, led by Kevin A. Jones.

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
ARIEL invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen out of favor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value, and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration, or when the team identifies more attractive investment opportunities.

even when earnings are strong, they don't necessarily translate into higher prices. That's especially true when investors have other things to worry them, as they do now . . ." The good news to be gleaned from this is that when Wall Street investors get nervous, as they now appear to be, they generally abhor risk. With this in mind, we believe that given our low-risk, high-quality bias, our portion of the Portfolio is well-positioned to weather the storms that may lie ahead.

ICM

Many of the sectors that drove the strong performance in the first six months of the fiscal year became the largest detractors from performance in the subsequent months. We are extremely pleased with the performance of our portion of the Portfolio over this volatile period. As we exited 2002 and entered 2003, we were overweight in both technology and producer durables. Many perceived these overweights to be a conscious bet on an improvement in the economy. However, as we stated at the time, this was more of an indication of where we were finding individual ideas from a bottom-up perspective. This is important, because the major driver of performance was security selection and, even more importantly, security selection was strongest in these two sectors. As we entered 2004, many of these stocks were reaching our price targets; we therefore trimmed our technology and producer durables positions. This, too, proved to be beneficial, as we reduced exposure prior to their underperformance.

Our market outlook continues to be cautious. This is due to our concerns that current market valuations and investor expectations may prove to still be too optimistic relative to the risks we see to the economy and, subsequently, corporate earnings. Our primary concern lies with the major driver for the economy, consumer spending. Over the past two years, the consumer has benefited from a large decline in interest rates, combined with significant tax relief. The result has been continued strong spending by the consumer. However, we believe that the recent rise in interest rates, coupled with the lack of additional tax relief, creates a situation that will make additional gains in purchasing very difficult. The average consumer's balance sheet is already leveraged from a debt/net worth perspective. In addition, the type of credit has changed, often being in the form of interest-only loans on real estate. We believe that current investor expectations do not reflect these risks, thus creating the volatile environment we have seen in recent months. However, we continue to believe that this type of an environment will favor our focus on security selection, while also presenting numerous new investment opportunities.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

               UBS PACE SMALL/MEDIUM CO    UBS PACE SMALL/MEDIUM CO
               VALUE EQUITY INVESTMENTS    VALUE EQUITY INVESTMENTS
               (BEFORE DEDUCTING MAXIMUM   (AFTER DEDUCTING MAXIMUM      RUSSELL 2500
                 UBS PACE PROGRAM FEE)      UBS PACE PROGRAM FEE)        VALUE INDEX
                      $    10,000                $    10,000             $    10,000
Aug-1995              $    10,017                $    10,013             $    10,140
Sep-1995              $    10,025                $    10,009             $    10,300
Oct-1995              $     9,617                $     9,589             $    10,025
Nov-1995              $     9,867                $     9,826             $    10,473
Dec-1995              $     9,992                $     9,939             $    10,696
Jan-1996              $    10,034                $     9,968             $    10,819
Feb-1996              $    10,142                $    10,063             $    10,974
Mar-1996              $    10,376                $    10,283             $    11,180
Apr-1996              $    10,711                $    10,601             $    11,402
May-1996              $    10,953                $    10,827             $    11,589
Jun-1996              $    10,786                $    10,649             $    11,523
Jul-1996              $    10,276                $    10,132             $    10,970
Aug-1996              $    10,794                $    10,630             $    11,487
Sep-1996              $    11,096                $    10,913             $    11,880
Oct-1996              $    11,246                $    11,047             $    12,079
Nov-1996              $    11,948                $    11,722             $    12,793
Dec-1996              $    12,225                $    11,979             $    13,071
Jan-1997              $    12,656                $    12,386             $    13,406
Feb-1997              $    12,777                $    12,488             $    13,555
Mar-1997              $    12,406                $    12,111             $    13,177
Apr-1997              $    12,389                $    12,079             $    13,431
May-1997              $    13,432                $    13,080             $    14,368
Jun-1997              $    14,346                $    13,952             $    15,045
Jul-1997              $    15,105                $    14,672             $    15,866
Aug-1997              $    15,337                $    14,879             $    15,947
Sep-1997              $    16,476                $    15,963             $    16,918
Oct-1997              $    16,165                $    15,643             $    16,418
Nov-1997              $    16,277                $    15,732             $    16,769
Dec-1997              $    16,781                $    16,198             $    17,397
Jan-1998              $    16,511                $    15,918             $    17,100
Feb-1998              $    17,645                $    16,989             $    18,159
Mar-1998              $    18,341                $    17,638             $    19,057
Apr-1998              $    18,592                $    17,857             $    19,045
May-1998              $    17,812                $    17,086             $    18,445
Jun-1998              $    17,422                $    16,691             $    18,375
Jul-1998              $    16,158                $    15,461             $    17,201
Aug-1998              $    13,770                $    13,159             $    14,500
Sep-1998              $    13,937                $    13,303             $    15,348
Oct-1998              $    14,402                $    13,729             $    16,033
Nov-1998              $    14,783                $    14,074             $    16,550
Dec-1998              $    15,214                $    14,467             $    17,062
Jan-1999              $    15,079                $    14,321             $    16,571
Feb-1999              $    13,803                $    13,092             $    15,722
Mar-1999              $    13,626                $    12,908             $    15,697
Apr-1999              $    15,380                $    14,552             $    17,247
May-1999              $    15,899                $    15,024             $    17,599
Jun-1999              $    16,522                $    15,593             $    18,212
Jul-1999              $    16,345                $    15,407             $    17,864
Aug-1999              $    15,567                $    14,655             $    17,179
Sep-1999              $    14,944                $    14,051             $    16,638
Oct-1999              $    14,487                $    13,605             $    16,654
Nov-1999              $    14,487                $    13,588             $    16,746
Dec-1999              $    14,789                $    13,853             $    17,317
Jan-2000              $    13,967                $    13,067             $    16,596
Feb-2000              $    13,178                $    12,313             $    16,883
Mar-2000              $    14,110                $    13,167             $    18,125
Apr-2000              $    14,033                $    13,079             $    18,118
May-2000              $    14,175                $    13,196             $    18,085
Jun-2000              $    14,164                $    13,169             $    18,017
Jul-2000              $    14,614                $    13,570             $    18,409
Aug-2000              $    15,283                $    14,173             $    19,373
Sep-2000              $    15,381                $    14,247             $    19,258
Oct-2000              $    15,305                $    14,158             $    19,246
Nov-2000              $    15,342                $    14,175             $    19,001
Dec-2000              $    16,529                $    15,252             $    20,917
Jan-2001              $    17,727                $    16,338             $    21,209
Feb-2001              $    17,638                $    16,235             $    21,031
Mar-2001              $    16,917                $    15,552             $    20,504
Apr-2001              $    17,594                $    16,154             $    21,671
May-2001              $    18,493                $    16,958             $    22,336
Jun-2001              $    18,703                $    17,130             $    22,551
Jul-2001              $    18,881                $    17,271             $    22,401
Aug-2001              $    19,302                $    17,634             $    22,208
Sep-2001              $    16,851                $    15,375             $    19,742
Oct-2001              $    17,561                $    16,003             $    20,165
Nov-2001              $    19,014                $    17,306             $    21,718
Dec-2001              $    20,029                $    18,207             $    22,954
Jan-2002              $    20,152                $    18,295             $    23,165
Feb-2002              $    20,720                $    18,788             $    23,454
Mar-2002              $    22,282                $    20,179             $    24,907
Apr-2002              $    22,259                $    20,133             $    25,332
May-2002              $    22,126                $    19,987             $    24,916
Jun-2002              $    20,787                $    18,755             $    24,037
Jul-2002              $    17,999                $    16,219             $    21,255
Aug-2002              $    17,944                $    16,149             $    21,369
Sep-2002              $    16,115                $    14,485             $    19,620
Oct-2002              $    16,427                $    14,747             $    19,902
Nov-2002              $    17,564                $    15,748             $    21,353
Dec-2002              $    16,861                $    15,099             $    20,687
Jan-2003              $    16,125                $    14,421             $    20,063
Feb-2003              $    15,726                $    14,047             $    19,570
Mar-2003              $    15,968                $    14,245             $    19,701
Apr-2003              $    17,308                $    15,421             $    21,486
May-2003              $    18,877                $    16,798             $    23,473
Jun-2003              $    19,335                $    17,185             $    23,894
Jul-2003              $    20,011                $    17,763             $    24,932
Aug-2003              $    20,904                $    18,533             $    25,935
Sep-2003              $    20,470                $    18,125             $    25,752
Oct-2003              $    21,797                $    19,276             $    27,718
Nov-2003              $    22,449                $    19,828             $    28,849
Dec-2003              $    23,378                $    20,623             $    29,982
Jan-2004              $    23,958                $    21,108             $    30,953
Feb-2004              $    24,320                $    21,400             $    31,582
Mar-2004              $    24,428                $    21,469             $    31,834
Apr-2004              $    23,897                $    20,976             $    30,168
May-2004              $    24,223                $    21,235             $    30,774
Jun-2004              $    25,153                $    22,022             $    31,997
Jul-2004              $    23,873                $    20,877             $    30,709

The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index from August 24, 1995, which is the inception date of Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                          6 MONTHS   1 YEAR   5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                    -0.46%   19.04%      N/A         12.34%
Maximum Sales Charge                                   Class B**                   -0.88    18.10       N/A         11.62
or UBS PACE Program Fee                                Class C***                  -0.83    18.16       N/A         11.51
                                                       Class Y****                 -0.30    19.44       N/A         13.35
                                                       Class P*****                -0.35    19.30      7.87%        10.23
After Deducting                                        Class A*                    -5.94    12.49       N/A         10.62
Maximum Sales Charge                                   Class B**                   -5.84    13.10       N/A         11.21
or UBS PACE Program Fee                                Class C***                  -1.82    17.16       N/A         11.51
                                                       Class P*****                -1.09    17.52      6.26          8.58
Russell 2500 Value Index                                                           -0.79    23.17     11.44         13.23
Lipper Small-Cap Value Funds Median                                                 0.78    21.19     11.90         13.33

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 22.64%; since inception, 12.52%; Class B--1-year period, 23.80%; since inception, 13.19%; Class C--1-year period, 27.86%; since inception, 13.48%; Class Y--1-year period, 30.23%; since inception, 15.40%; Class P--1-year period, 28.15%; 5-year period, 7.15%; since inception, 9.33%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               BEGINNING         ENDING       EXPENSES PAID
                                                                             ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD*
                                                                           FEBRUARY 1, 2004   JULY 31, 2004   2/1/04-7/31/04
----------------------------------------------------------------------------------------------------------------------------
Class A                        Actual                                      $       1,000.00   $      995.40   $         6.80
                               Hypothetical (5% return before expenses)            1,000.00        1,018.05             6.87
----------------------------------------------------------------------------------------------------------------------------
Class B                        Actual                                              1,000.00          991.20            10.74
                               Hypothetical (5% return before expenses)            1,000.00        1,014.07            10.87
----------------------------------------------------------------------------------------------------------------------------
Class C                        Actual                                              1,000.00          991.70            10.60
                               Hypothetical (5% return before expenses)            1,000.00        1,014.22            10.72
----------------------------------------------------------------------------------------------------------------------------
Class Y                        Actual                                              1,000.00          997.00             5.06
                               Hypothetical (5% return before expenses)            1,000.00        1,019.79             5.12
----------------------------------------------------------------------------------------------------------------------------
Class P                        Actual                                              1,000.00          996.50             5.76
                               Hypothetical (5% return before expenses)            1,000.00        1,019.10             5.82
----------------------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     1.37%, Class B: 2.17%, Class C: 2.14%, Class Y: 1.02%, Class P: 1.16%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                                   7/31/04
-----------------------------------------------------------------------------------------
Net Assets (mm)                                                                 $   352.0
Number of Securities                                                                  105

PORTFOLIO COMPOSITION*
-----------------------------------------------------------------------------------------
Equities (stocks and warrants)                                                       94.0%
Convertible Bond                                                                      0.0**
Cash Equivalents and Other Assets Less Liabilities                                    6.0
-----------------------------------------------------------------------------------------
Total                                                                               100.0%
-----------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                    7/31/04
-----------------------------------------------------------------------------------------
Industrials                                                                          25.5%
Consumer Discretionary                                                               18.7
Health Care                                                                          13.4
Financials                                                                           13.4
Information Technology                                                                7.9
-----------------------------------------------------------------------------------------
Total                                                                                78.9%
-----------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                          7/31/04
-----------------------------------------------------------------------------------------
IMS Health                                                                            2.1%
Apogent Technologies                                                                  1.9
United Rentals                                                                        1.7
IDEX                                                                                  1.7
MBIA                                                                                  1.7
Brady                                                                                 1.6
Neiman Marcus                                                                         1.6
Yum! Brands                                                                           1.6
Markel                                                                                1.6
Sybron Dental Specialties                                                             1.5
-----------------------------------------------------------------------------------------
Total                                                                                17.0%
-----------------------------------------------------------------------------------------


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

** Represents less than 0.005% of the Portfolio's net assets as of July 31, 2004.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 7.89% (before deduction of the UBS PACE program fee; 6.28% after deduction of the maximum program fee), compared with the Russell 2500 Growth Index (the "Index") and Lipper Mid-Cap Growth Funds median, which returned 12.45% and 9.88%, respectively. (Returns for all share classes over various time periods are shown in the table on page 55. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Stocks rose during the fiscal year, on the heels of a much-anticipated rebound in corporate earnings. The rally was broad-based, with the majority of stocks posting solid gains. Company size was a factor in overall returns, as the small capitalization Russell 2000 Growth Index was the best performer. The markets cooled as the review period wound down, with stocks posting modest returns as inflation fears and higher energy prices heightened concerns that the magnitude of the economic rebound would not live up to expectations.

ADVISOR'S COMMENTS

The Portfolio posted positive returns during the fiscal year, but lagged its benchmark, the Russell 2500 Growth Index. Relative performance was hurt by an underweight in the basic industry and energy sectors, which generated the best results during the reporting period. The Portfolio's best-performing stocks were not concentrated in any one sector, as most companies that delivered positive results were generally rewarded. Coach (3.4%)* was the largest positive contributor to performance, rising due to strong sales and earnings growth throughout the period. Travel-related stocks performed well, too, due to increased corporate and leisure travel. Examples of holdings in this area that enhanced results were Royal Caribbean (1.6%), Wynn Resorts (1.4%) and Four Seasons Hotels (1.9%).*

Few stocks in the Portfolio experienced significant declines during the fiscal year. CV Therapeutics (0.9%)* was our worst-performing stock, as it fell due to issues related to its developmental drug for angina. We sold the stock as a result of these issues, but subsequently repurchased it due to recent positive developments regarding the drug. Technology stocks were the worst overall performers, as investors became concerned that sales and earnings growth would not live up to lofty expectations. Agere and Conexant Systems were examples of two stocks that detracted from results, when each announced disappointing earnings. We exited from both stocks during the reporting period.

Looking ahead, we are concerned that inflationary pressures may put a damper on the ensuing economic rebound. While we are disappointed with the market's recent decline, much of the selling was a result of companies not living up to the expectations that we believe had previously been priced into their stocks. We still anticipate future growth in earnings and revenues, and believe that companies will be rewarded for this growth, once expectations have been reduced to a reasonable level. We will continue to seek out and hold those companies that we believe will be able to successfully deliver on their growth plans. We remain committed to identifying those companies with solid competitive advantages that should be able to thrive in the current environment.


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR:
Delaware Management Company, Inc. ("Delaware Management Company")

PORTFOLIO MANAGER:
Gerald S. Frey

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $6 billion at the time of purchase. Up to 5.0% of the total assets may be invested in US dollar-denominated foreign securities. The advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

                 UBS PACE SMALL/MEDIUM CO      UBS PACE SMALL/MEDIUM CO
                GROWTH EQUITY INVESTMENTS     GROWTH EQUITY INVESTMENTS
                (BEFORE DEDUCTING MAXIMUM     (AFTER DEDUCTING MAXIMUM          RUSSELL 2500
                  UBS PACE PROGRAM FEE)         UBS PACE PROGRAM FEE)           GROWTH INDEX
                       $   10,000                    $   10,000                  $   10,000
Aug-1995               $    9,942                    $    9,938                  $    9,981
Sep-1995               $    9,967                    $    9,951                  $   10,195
Oct-1995               $    9,575                    $    9,548                  $    9,835
Nov-1995               $    9,758                    $    9,719                  $   10,237
Dec-1995               $    9,863                    $    9,810                  $   10,373
Jan-1996               $    9,470                    $    9,408                  $   10,405
Feb-1996               $   10,004                    $    9,926                  $   10,863
Mar-1996               $   10,013                    $    9,922                  $   11,099
Apr-1996               $   10,881                    $   10,769                  $   11,859
May-1996               $   11,348                    $   11,217                  $   12,282
Jun-1996               $   10,764                    $   10,627                  $   11,666
Jul-1996               $    9,345                    $    9,215                  $   10,507
Aug-1996               $    9,821                    $    9,671                  $   11,230
Sep-1996               $   10,463                    $   10,291                  $   11,827
Oct-1996               $   10,088                    $    9,910                  $   11,459
Nov-1996               $   10,463                    $   10,266                  $   11,879
Dec-1996               $   10,589                    $   10,375                  $   11,937
Jan-1997               $   10,989                    $   10,754                  $   12,294
Feb-1997               $   10,572                    $   10,333                  $   11,755
Mar-1997               $    9,804                    $    9,571                  $   10,982
Apr-1997               $    9,571                    $    9,331                  $   11,031
May-1997               $   10,697                    $   10,416                  $   12,353
Jun-1997               $   11,198                    $   10,890                  $   12,767
Jul-1997               $   12,049                    $   11,703                  $   13,577
Aug-1997               $   12,341                    $   11,972                  $   13,908
Sep-1997               $   13,509                    $   13,089                  $   14,890
Oct-1997               $   12,917                    $   12,499                  $   13,961
Nov-1997               $   12,733                    $   12,306                  $   13,747
Dec-1997               $   12,889                    $   12,442                  $   13,698
Jan-1998               $   12,706                    $   12,250                  $   13,519
Feb-1998               $   13,430                    $   12,932                  $   14,680
Mar-1998               $   14,286                    $   13,738                  $   15,225
Apr-1998               $   14,207                    $   13,645                  $   15,363
May-1998               $   13,334                    $   12,791                  $   14,377
Jun-1998               $   14,076                    $   13,486                  $   14,482
Jul-1998               $   13,788                    $   13,193                  $   13,404
Aug-1998               $   11,022                    $   10,533                  $   10,358
Sep-1998               $   11,903                    $   11,361                  $   11,266
Oct-1998               $   12,444                    $   11,863                  $   12,027
Nov-1998               $   13,518                    $   12,870                  $   12,883
Dec-1998               $   14,805                    $   14,078                  $   14,123
Jan-1999               $   15,350                    $   14,578                  $   14,531
Feb-1999               $   14,242                    $   13,509                  $   13,352
Mar-1999               $   15,225                    $   14,423                  $   13,974
Apr-1999               $   15,832                    $   14,980                  $   15,089
May-1999               $   16,047                    $   15,163                  $   15,245
Jun-1999               $   18,066                    $   17,050                  $   16,322
Jul-1999               $   18,423                    $   17,366                  $   15,990
Aug-1999               $   17,878                    $   16,831                  $   15,644
Sep-1999               $   19,156                    $   18,011                  $   15,756
Oct-1999               $   20,523                    $   19,272                  $   16,523
Nov-1999               $   21,935                    $   20,572                  $   18,474
Dec-1999               $   26,464                    $   24,790                  $   21,958
Jan-2000               $   25,575                    $   23,927                  $   21,836
Feb-2000               $   32,974                    $   30,810                  $   27,437
Mar-2000               $   32,480                    $   30,311                  $   25,284
Apr-2000               $   29,072                    $   27,096                  $   22,821
May-2000               $   26,158                    $   24,350                  $   20,789
Jun-2000               $   30,248                    $   28,122                  $   23,537
Jul-2000               $   29,902                    $   27,766                  $   21,609
Aug-2000               $   33,527                    $   31,093                  $   24,425
Sep-2000               $   32,006                    $   29,645                  $   22,845
Oct-2000               $   29,704                    $   27,479                  $   21,433
Nov-2000               $   23,538                    $   21,747                  $   17,349
Dec-2000               $   24,324                    $   22,445                  $   18,425
Jan-2001               $   24,611                    $   22,682                  $   19,619
Feb-2001               $   20,063                    $   18,467                  $   16,591
Mar-2001               $   17,842                    $   16,403                  $   14,756
Apr-2001               $   20,728                    $   19,032                  $   17,005
May-2001               $   21,106                    $   19,354                  $   17,497
Jun-2001               $   22,345                    $   20,465                  $   17,894
Jul-2001               $   20,652                    $   18,891                  $   16,574
Aug-2001               $   19,701                    $   17,998                  $   15,472
Sep-2001               $   16,407                    $   14,970                  $   13,049
Oct-2001               $   18,114                    $   16,508                  $   14,336
Nov-2001               $   19,580                    $   17,821                  $   15,575
Dec-2001               $   20,819                    $   18,925                  $   16,429
Jan-2002               $   19,882                    $   18,050                  $   15,727
Feb-2002               $   19,293                    $   17,494                  $   14,755
Mar-2002               $   20,380                    $   18,457                  $   15,944
Apr-2002               $   20,260                    $   18,324                  $   15,415
May-2002               $   19,852                    $   17,933                  $   14,638
Jun-2002               $   18,462                    $   16,657                  $   13,292
Jul-2002               $   16,437                    $   14,812                  $   11,641
Aug-2002               $   16,165                    $   14,548                  $   11,639
Sep-2002               $   15,289                    $   13,743                  $   10,758
Oct-2002               $   16,165                    $   14,512                  $   11,377
Nov-2002               $   17,465                    $   15,659                  $   12,435
Dec-2002               $   16,679                    $   14,936                  $   11,649
Jan-2003               $   16,105                    $   14,404                  $   11,395
Feb-2003               $   15,803                    $   14,116                  $   11,129
Mar-2003               $   16,075                    $   14,341                  $   11,276
Apr-2003               $   17,661                    $   15,736                  $   12,260
May-2003               $   19,111                    $   17,007                  $   13,559
Jun-2003               $   19,217                    $   17,080                  $   13,838
Jul-2003               $   19,912                    $   17,675                  $   14,760
Aug-2003               $   20,607                    $   18,269                  $   15,551
Sep-2003               $   20,093                    $   17,792                  $   15,218
Oct-2003               $   21,831                    $   19,306                  $   16,469
Nov-2003               $   22,450                    $   19,829                  $   17,026
Dec-2003               $   22,964                    $   20,257                  $   17,044
Jan-2004               $   23,462                    $   20,671                  $   17,755
Feb-2004               $   23,795                    $   20,938                  $   17,920
Mar-2004               $   23,855                    $   20,965                  $   17,982
Apr-2004               $   22,496                    $   19,745                  $   17,220
May-2004               $   22,964                    $   20,131                  $   17,578
Jun-2004               $   23,085                    $   20,212                  $   18,007
Jul-2004               $   21,483                    $   18,786                  $   16,597

The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index from August 24, 1995, which is the inception date of the Class P shares, through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                      6 MONTHS         1 YEAR       5 YEARS    INCEPTION^
-------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                -8.57%          7.65%          N/A         -5.29%
Maximum Sales Charge                                   Class B**               -8.92           6.71           N/A         -6.03
or UBS PACE Program Fee                                Class C***              -8.91           6.78           N/A         -5.99
                                                       Class Y****             -8.38           8.06           N/A         -1.42
                                                       Class P*****            -8.43           7.89          3.12%         8.93
After Deducting                                        Class A*               -13.62           1.73           N/A         -6.73
Maximum Sales Charge                                   Class B**              -13.48           1.71           N/A         -6.54
or UBS PACE Program Fee                                Class C***              -9.82           5.78           N/A         -5.99
                                                       Class P*****            -9.12           6.28          1.58          7.31
Russell 2500 Growth Index                                                      -6.52          12.45          0.75          5.87
Lipper Mid-Cap Growth Funds Median                                             -5.47           9.88          0.46          6.44

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 13.24%; since inception, -4.99%; Class B--1-year period, 13.90%; since inception, -4.77%; Class C--1-year period, 17.97%; since inception, -4.19%; Class Y--1-year period, 20.33%; since inception, 0.67%; Class P--1-year period, 18.34%; 5-year period, 3.46%; since inception, 8.27%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   BEGINNING         ENDING      EXPENSES PAID
                                                                 ACCOUNT VALUE    ACCOUNT VALUE  DURING PERIOD*
                                                               FEBRUARY 1, 2004   JULY 31, 2004  2/1/04-7/31/04
---------------------------------------------------------------------------------------------------------------
Class A            Actual                                        $  1,000.00      $    914.30       $   6.47
                   Hypothetical (5% return before expenses)         1,000.00         1,018.10           6.82
---------------------------------------------------------------------------------------------------------------
Class B            Actual                                           1,000.00           910.80          10.59
                   Hypothetical (5% return before expenses)         1,000.00         1,013.77          11.17
---------------------------------------------------------------------------------------------------------------
Class C            Actual                                           1,000.00           910.90          10.31
                   Hypothetical (5% return before expenses)         1,000.00         1,014.07          10.87
---------------------------------------------------------------------------------------------------------------
Class Y            Actual                                           1,000.00           916.20           4.62
                   Hypothetical (5% return before expenses)         1,000.00         1,020.04           4.87
---------------------------------------------------------------------------------------------------------------
Class P            Actual                                           1,000.00           915.70           5.38
                   Hypothetical (5% return before expenses)         1,000.00         1,019.24           5.67
---------------------------------------------------------------------------------------------------------------

*  Expenses are equal to the Portfolio's annualized expense ratios: Class A:
   1.36%, Class B: 2.23%, Class C: 2.17%, Class Y: 0.97%, Class P: 1.13%,
   multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                         7/31/04
-------------------------------------------------------------------------------
Net Assets (mm)                                                     $     337.4
Number of Securities                                                         75

PORTFOLIO COMPOSITION*
-------------------------------------------------------------------------------
Equities (stocks and warrants)                                             99.0%
Cash Equivalents And Other Assets Less Liabilities                          1.0
-------------------------------------------------------------------------------
Total                                                                     100.0%
-------------------------------------------------------------------------------

TOP 5 SECTORS*                                                          7/31/04
-------------------------------------------------------------------------------
Consumer Discretionary                                                     30.6%
Health Care                                                                25.0
Information Technology                                                     19.0
Financials                                                                 16.0
Industrials                                                                 8.4
-------------------------------------------------------------------------------
Total                                                                      99.0%
-------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                7/31/04
-------------------------------------------------------------------------------
Coach                                                                       3.4%
PETsMART                                                                    2.8
Sovereign Bancorp                                                           2.5
Fisher Scientific International                                             2.4
Chiron                                                                      2.2
Medicis Parmaceutical                                                       2.1
IndyMac Bancorp                                                             2.0
Gentex                                                                      2.0
E*TRADE Financial                                                           2.0
PartnerRe                                                                   2.0
-------------------------------------------------------------------------------
Total                                                                      23.4%
-------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PERFORMANCE

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 25.93% (before the deduction of the maximum UBS PACE program fee; 24.05% after the deduction of the maximum program fee), compared with the MSCI Europe, Australasia, Far East Free (net LU) Index (in US dollars), which returned 24.99%, and the Lipper International Large-Cap Growth Funds Median, which returned 16.01%. During the period, the Portfolio was reclassified by Lipper under a different Lipper peer group; formerly, the Portfolio belonged to the Lipper International Funds peer group. We believe this reclassification aligns the Portfolio more closely with peer funds whose investment styles and objectives are consistent with the Portfolio's. (Returns for all share classes over various time periods are shown in the table on page 62. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Evidence of a global economic recovery emerged convincingly during the latter part of 2003 and into 2004, initially supporting the rally in international equity markets that had begun in March 2003. However, as 2004 progressed, euphoria over the upturn in activity gave way to fears about inflation and interest rate increases. The US dollar was volatile, with an upswing in the spring of 2004 proving short-lived, as worries about the twin deficits served to undermine its rebound. Rising oil prices and fears of a 'hard landing' for China's economy also weighed on investor sentiment. While these various concerns halted the equity market's rally, good progress had already been made.

ADVISORS' COMMENTS

Martin Currie Inc. was the sole manager of the Portfolio until March 31, 2004. Beginning April 1, 2004, Martin Currie and Delaware International Advisers each manage 30% of the portfolio, while JP Morgan Fleming Asset Management manages 40% of the portfolio. UBS Global Asset Management may change this allocation at any time. The relative value of each investment advisor's share of the Portfolio's assets also may change over time.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR:
Martin Currie Inc. ("Martin Currie"), Delaware International Advisers Ltd. ("Delaware International") and JP Morgan Fleming Asset Management

PORTFOLIO MANAGER:
Martin Currie: Team, led by James Fairweather; Delaware Investments: Team; JP Morgan Fleming Asset Management: Team, led by Bud Kroll.

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
Martin Currie invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. The Advisor looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the Advisor considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuations and the settlement system. Martin Currie generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

DELAWARE INTERNATIONAL conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Delaware International uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

JP MORGAN FLEMING ASSET MANAGEMENT manages its segment of the Portfolio's assets using a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

MARTIN CURRIE

Overall, asset allocation was neutral over the fiscal year. Our portion of the Portfolio benefited from an overweight position in emerging markets, but this was offset by a number of smaller asset allocation decisions, including a modest cash position. Stock selection was negative overall, with the principal area of weakness being Japan. Higher-quality stocks lagged in the early stages of the Japanese market recovery, and the Portfolio missed out on very sharp rises in some of the more speculative financial groups. On the other hand, financial holdings such as Credit Saison (0.0%),** Orix Corp. (0.4%)* and SMFG (0.1%)* performed well. In other sectors, Denso (0.5%), an auto-component company, rose strongly, as did Amada (0.3%), a mid-cap industrial company.* Our exposure toward economically sensitive stocks was steadily increased as our confidence grew with respect to the sustainability of the Japanese economic recovery.

Our portion of the Portfolio's emerging markets positions impacted performance very positively in 2003, but detracted from results towards the end of the fiscal year. Resource stocks did well as commodity prices rose in response to robust demand from China. Aluminium Corporation of China,*** Newcrest Mining (0.3%)* and Petrobras (0.2%)* all contributed very positively to results. However, Radware (0.1%),* an Israeli software company, disappointed the market as profit growth slowed and its shares subsequently fell.

Although Europe tended to lag other regions, the Portfolio enjoyed strong returns from a number of its holdings in the region. In particular, Ericsson (0.2%)* was a standout, rising by more than 60% over the period. Profitability soared as revenues for the company began to recover, and earlier cost-cutting measures paid off. Resource stocks such as Norske Hydro (0.4%)* also performed well, benefiting from high oil prices and a wider appreciation of its relative growth potential.

Most of our positioning was driven by stock-specific considerations. However, in acknowledgement of macroconcerns and because of better opportunities elsewhere, we reduced exposure to emerging markets in early May 2004. Most of the sale proceeds were reinvested in Japan, where the focus was increasingly on companies that could benefit from solid domestic demand.

Looking ahead, we remain positive about the prospects for global economic recovery. We expect interest rates to increase only modestly from their current levels. Furthermore, we expect news out of China to improve during the second half of 2004, which we believe should help market sentiment. Globally, we are expecting a strong earnings reporting season. We maintain a preference for Japan and emerging markets over Europe, where we find growth to be inferior and valuations less appealing. Consistent with our positive view of the global economy, we are overweight in consumer discretionary, materials and industrials, and underweight in the more defensive areas of the market.

DELAWARE INTERNATIONAL

We assumed our role as an investment advisor for the Portfolio on April 1, 2004. From that date through July 31, 2004, our overweighted position in energy made a positive contribution to the performance of our portion of the Portfolio. However, this was partially offset by an underweight position in consumer staples.

Overall, security selection was strong during the reporting period, with a number of stocks outperforming their sector and the market. Improving prospects allowed Bayer (0.6%),* the German chemicals/pharmaceuticals company, to generate strong performance. Intercontinental Hotels Group (0.6%)* also performed well due to the improving outlook for the travel industry. Conversely, Amcor (0.5%),* an Australian packaging company, declined as overcapacity in its US-based plastic bottling operations led to pricing pressure.

During the period, we added Chunghwa Telecom*** to our portion of the Portfolio. Chunghwa dominates the fixed line and mobile telephony sectors in Taiwan, and, in our view, is in an excellent position to capitalize on opportunities in fast-growing data and broadband services. Given that the company has significantly reduced capital expenditures and maintains very low debt, we believe it is in a strong position to maintain its generous dividend, supporting its attractive risk profile.

A dominant investment theme this year has been the level and volatility of petroleum prices. Based on conservative long-term assumptions, we believe that oil stocks are attractively valued, and that the market appears to be assuming a fairly imminent return to prices in the low $20-per-barrel range. Thus, we have remained overweighted in the energy sector.


* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2004.

***  Not held as of July 31, 2004.

The perception that the interest rate cycle may be turning has held back financial stocks in 2004, despite the fact that higher interest rates, in our view, will serve to relieve downward pressure on deposit margins in the banking industry and investment returns among insurers. We do not believe that the impact of higher interest rates on financial companies is as negative as market movements suggest, and feel there are a number of attractive opportunities in this sector outside Japan.

Japan's strong cyclical upturn may mean that it is close to the end of a seven-year period of falling prices. A very strong Chinese economy has provided support for Japanese exporters, and this is now being accompanied by domestically generated demand. However, even when these more favorable influences are incorporated into our long-term approach to valuation, we find that the Japanese market is still expensive. As a result, our portion of the Portfolio is underweight Japan.

In the Eurozone, though recovery has been muted, the European Central Bank (ECB) is being forced to consider raising interest rates. Inflation is above the ECB's 2% target due to transitory factors and other more fundamental reasons. Rigidities that are prevalent across much of continental Europe, such as labor market regulations that make layoffs and factory closings very difficult and costly, mean that these economies lack the ability to react to short-term changes in activity without showing signs of stress. In contrast, we believe that the Bank of England has acted appropriately to maintain the UK's excellent recent performance of solid economic growth and low inflation.

JP MORGAN

For the short period from our inception as one of the Portfolio's advisors on April 1, 2004 through July 31, 2004, we modestly outperformed the benchmark. Our portion of the Portfolio is regionally diversified and sector neutral, as we focus on stock selection as the primary source to add value.

Our stock selection among regions enhanced results, particularly in Japan and the UK. In Japan, we were underweight Yahoo Japan,*** Nikko (0.0%),** and NTT (0.2%).* This proved to be beneficial as all three stocks performed poorly over the time period, when earnings failed to meet expectations. Our overweight in Toyota (1.3%)* also helped results as the domestic demand for cars increased along with the Japanese economic recovery. In the UK, overweights in consumer nondurables, such as Reckitt Benckiser (0.1%) and Tate & Lyle (0.1%) helped performance.*

From a sector perspective, stock selection within industrial cyclicals and basic industries contributed the most to performance. In industrial cyclicals, our portion of the Portfolio benefited from overweight positions in EADS (0.1%),* BAE Systems (0.1%)* and from an underweight in Alstom.*** Shares of EADS rose on the back of optimistic projections from the company, news that Airbus sold more planes than rival Boeing in 2003, and comments form the CEO that dispelled reports of a possible merger with Thales. British aerospace/defense contractor, BAE Systems advanced as it continued to acquire new contracts. In contrast, shares of Alstom fell sharply as the French engineering firm continued to be plagued by financial problems. Shares of cement maker Buzzi Unicem (0.1%)* posted strong earnings, boosting performance in basic industries.

On the downside, stock selection in retail detracted from performance. We were underweight Marks & Spencer (0.1%),* which rose nearly 30% due to a buyout bid. Our overweight position in Richemont (0.2%)* also hurt performance, when its shares tumbled in late April 2004 on concerns that a strong US dollar would undermine its sales and profits. However, the stock subsequently recovered somewhat after the company announced better-than-expected profits in the second half of the Portfolio's fiscal year.

It appears that global growth peaked in the second quarter of 2004, but we expect the slowdown will be gradual absent a severe oil price or monetary policy shock. The lagged effects of policy stimulus, both fiscal and monetary, will continue to fade as we move through the second half of 2004. Developed economies are in the first genuine phase of synchronized growth in a decade and a half, which has important reinforcing effects via trade and capital flows. Continued job creation remains key in the transition from an exports- and housing-driven recovery to a more sustained consumer- and business investment-driven phase. The financial markets' focus has shifted from a preoccupation with the risks of US inflation and rising interest rates to worries about the softening pace of growth. We see the latest data as supporting a sense of a 'pause' in the recovery, rather than a dramatic reversal. We believe US core inflation should continue to rise on a year-over-year basis through the second half of 2004, but at a slower pace than seen during the second quarter.

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2004.

***  Not held as of July 31, 2004.

We believe our portion of the Portfolio is positioned to benefit from continued economic recovery. The background of rising interest rates, particularly in the US, has caused some investors to question this outlook. We, however, continue to watch inflation data carefully, and believe that central banks will raise interest rates in a controlled fashion. In particular, we are positioned toward those companies that we believe possess strong fundamentals and earnings visibility.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE MSCI EAFE FREE (NET LU) (IN USD) INDEX

               UBS PACE INTERNATIONAL EQUITY     UBS PACE INTERNATIONAL EQUITY        MSCI EAFE
               INVESTMENTS (BEFORE DEDUCTING     INVESTMENTS (AFTER DEDUCTING       FREE (NET LU)
               MAXIMUM UBS PACE PROGRAM FEE)     MAXIMUM UBS PACE PROGRAM FEE)     (IN USD) INDEX
Aug-1995               $   10,000                        $   10,000                  $   10,000
Sep-1995               $   10,067                        $   10,054                  $   10,195
Oct-1995               $    9,933                        $    9,908                  $    9,921
Nov-1995               $   10,025                        $    9,988                  $   10,197
Dec-1995               $   10,417                        $   10,365                  $   10,607
Jan-1996               $   10,754                        $   10,687                  $   10,651
Feb-1996               $   10,720                        $   10,640                  $   10,687
Mar-1996               $   10,964                        $   10,869                  $   10,914
Apr-1996               $   11,183                        $   11,072                  $   11,231
May-1996               $   11,074                        $   10,950                  $   11,025
Jun-1996               $   11,192                        $   11,053                  $   11,086
Jul-1996               $   10,771                        $   10,624                  $   10,763
Aug-1996               $   10,830                        $   10,668                  $   10,786
Sep-1996               $   11,124                        $   10,945                  $   11,073
Oct-1996               $   10,948                        $   10,758                  $   10,960
Nov-1996               $   11,402                        $   11,190                  $   11,397
Dec-1996               $   11,490                        $   11,262                  $   11,250
Jan-1997               $   11,302                        $   11,064                  $   10,856
Feb-1997               $   11,532                        $   11,276                  $   11,034
Mar-1997               $   11,507                        $   11,237                  $   11,074
Apr-1997               $   11,609                        $   11,323                  $   11,132
May-1997               $   12,447                        $   12,125                  $   11,857
Jun-1997               $   13,020                        $   12,667                  $   12,510
Jul-1997               $   13,388                        $   13,008                  $   12,713
Aug-1997               $   12,285                        $   11,921                  $   11,763
Sep-1997               $   13,088                        $   12,685                  $   12,422
Oct-1997               $   12,088                        $   11,701                  $   11,467
Nov-1997               $   12,165                        $   11,761                  $   11,350
Dec-1997               $   12,577                        $   12,144                  $   11,449
Jan-1998               $   12,780                        $   12,325                  $   11,972
Feb-1998               $   13,523                        $   13,025                  $   12,740
Mar-1998               $   14,009                        $   13,477                  $   13,133
Apr-1998               $   14,195                        $   13,638                  $   13,237
May-1998               $   14,319                        $   13,740                  $   13,172
Jun-1998               $   14,319                        $   13,723                  $   13,272
Jul-1998               $   14,629                        $   14,002                  $   13,406
Aug-1998               $   12,754                        $   12,192                  $   11,745
Sep-1998               $   12,223                        $   11,670                  $   11,384
Oct-1998               $   13,240                        $   12,625                  $   12,570
Nov-1998               $   13,992                        $   13,326                  $   13,214
Dec-1998               $   14,631                        $   13,917                  $   13,729
Jan-1999               $   14,704                        $   13,969                  $   13,677
Feb-1999               $   14,193                        $   13,466                  $   13,342
Mar-1999               $   14,841                        $   14,064                  $   13,921
Apr-1999               $   15,244                        $   14,427                  $   14,488
May-1999               $   14,604                        $   13,805                  $   13,762
Jun-1999               $   15,390                        $   14,529                  $   14,307
Jul-1999               $   15,701                        $   14,804                  $   14,725
Aug-1999               $   15,902                        $   14,975                  $   14,784
Sep-1999               $   15,956                        $   15,008                  $   14,931
Oct-1999               $   16,541                        $   15,538                  $   15,479
Nov-1999               $   17,821                        $   16,719                  $   16,010
Dec-1999               $   19,848                        $   18,598                  $   17,439
Jan-2000               $   18,640                        $   17,444                  $   16,319
Feb-2000               $   19,732                        $   18,443                  $   16,755
Mar-2000               $   19,935                        $   18,610                  $   17,422
Apr-2000               $   18,553                        $   17,298                  $   16,510
May-2000               $   17,838                        $   16,611                  $   16,126
Jun-2000               $   18,621                        $   17,318                  $   16,761
Jul-2000               $   18,041                        $   16,758                  $   16,052
Aug-2000               $   18,283                        $   16,961                  $   16,197
Sep-2000               $   17,326                        $   16,053                  $   15,406
Oct-2000               $   16,514                        $   15,282                  $   15,033
Nov-2000               $   15,666                        $   14,479                  $   14,462
Dec-2000               $   15,812                        $   14,596                  $   14,968
Jan-2001               $   15,938                        $   14,693                  $   14,961
Feb-2001               $   14,661                        $   13,499                  $   13,839
Mar-2001               $   13,562                        $   12,472                  $   12,916
Apr-2001               $   14,441                        $   13,264                  $   13,813
May-2001               $   14,033                        $   12,873                  $   13,326
Jun-2001               $   13,625                        $   12,483                  $   12,781
Jul-2001               $   13,175                        $   12,056                  $   12,548
Aug-2001               $   12,767                        $   11,668                  $   12,231
Sep-2001               $   11,543                        $   10,535                  $   10,992
Oct-2001               $   11,783                        $   10,742                  $   11,273
Nov-2001               $   12,066                        $   10,985                  $   11,689
Dec-2001               $   12,154                        $   11,052                  $   11,758
Jan-2002               $   11,539                        $   10,480                  $   11,134
Feb-2002               $   11,645                        $   10,563                  $   11,212
Mar-2002               $   12,186                        $   11,039                  $   11,818
Apr-2002               $   12,186                        $   11,025                  $   11,896
May-2002               $   12,313                        $   11,127                  $   12,047
Jun-2002               $   11,773                        $   10,625                  $   11,568
Jul-2002               $   10,681                        $    9,628                  $   10,426
Aug-2002               $   10,649                        $    9,587                  $   10,402
Sep-2002               $    9,166                        $    8,241                  $    9,285
Oct-2002               $    9,738                        $    8,745                  $    9,784
Nov-2002               $   10,448                        $    9,371                  $   10,229
Dec-2002               $    9,833                        $    8,808                  $    9,885
Jan-2003               $    9,461                        $    8,464                  $    9,472
Feb-2003               $    9,227                        $    8,245                  $    9,255
Mar-2003               $    8,929                        $    7,969                  $    9,073
Apr-2003               $    9,918                        $    8,840                  $    9,963
May-2003               $   10,545                        $    9,387                  $   10,566
Jun-2003               $   10,758                        $    9,564                  $   10,821
Jul-2003               $   11,013                        $    9,779                  $   11,083
Aug-2003               $   11,300                        $   10,021                  $   11,350
Sep-2003               $   11,534                        $   10,216                  $   11,700
Oct-2003               $   12,310                        $   10,890                  $   12,428
Nov-2003               $   12,660                        $   11,186                  $   12,705
Dec-2003               $   13,740                        $   12,125                  $   13,697
Jan-2004               $   13,901                        $   12,251                  $   13,890
Feb-2004               $   14,211                        $   12,509                  $   14,211
Mar-2004               $   14,307                        $   12,578                  $   14,288
Apr-2004               $   13,922                        $   12,224                  $   13,964
May-2004               $   13,911                        $   12,199                  $   14,011
Jun-2004               $   14,243                        $   12,475                  $   14,318
Jul-2004               $   13,868                        $   12,132                  $   13,853

The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI EAFE Free (net LU) (in USD) Index from the closest month end after the inception date of the Class P shares, August 31, 1995 through July 31, 2004. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                     6 MONTHS         1 YEAR       5 YEARS     INCEPTION^
-------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*               -0.38%         25.47%          N/A          -3.96%
Maximum Sales Charge                                   Class B**              -0.86          24.24           N/A          -4.84
or UBS PACE Program Fee                                Class C***             -0.70          24.49           N/A          -4.70
                                                       Class Y****            -0.15          26.12           N/A          -3.27
                                                       Class P*****           -0.23          25.93         -2.45%          3.66
After Deducting                                        Class A*               -5.88          18.61           N/A          -5.43
Maximum Sales Charge                                   Class B**              -5.82          19.24           N/A          -5.36
or UBS PACE Program Fee                                Class C***             -1.69          23.49           N/A          -4.70
                                                       Class P*****           -0.98          24.05         -3.90           2.11
MSCI EAFE Free (net LU) (in USD) Index                                        -0.27          24.99         -1.21           3.73
Lipper International Large-Cap Growth Funds Median                            -3.92          16.01         -5.27           1.33

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 24.77%; since inception, -4.85%; Class B--1-year period, 25.70%; since inception, -4.74%; Class C--1-year period, 29.97%; since inception, -4.09%; Class Y--1-year period, 32.59%; since inception, -2.60%; Class P--1-year period, 30.43%; 5-year period, -3.00%; since inception, 2.46%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI EAFE Free (net LU) (in USD) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                  BEGINNING          ENDING      EXPENSES PAID
                                                                ACCOUNT VALUE     ACCOUNT VALUE  DURING PERIOD*
                                                               FEBRUARY 1, 2004   JULY 31, 2004  2/1/04-7/31/04
---------------------------------------------------------------------------------------------------------------
Class A            Actual                                         $  1,000.00      $   996.20       $   8.09
                   Hypothetical (5% return before expenses)          1,000.00        1,016.76           8.17
---------------------------------------------------------------------------------------------------------------
Class B            Actual                                            1,000.00          991.40          14.80
                   Hypothetical (5% return before expenses)          1,000.00        1,010.00          14.94
---------------------------------------------------------------------------------------------------------------
Class C            Actual                                            1,000.00          993.00          12.54
                   Hypothetical (5% return before expenses)          1,000.00        1,012.28          12.66
---------------------------------------------------------------------------------------------------------------
Class Y            Actual                                            1,000.00          998.50           5.81
                   Hypothetical (5% return before expenses)          1,000.00        1,019.05           5.87
---------------------------------------------------------------------------------------------------------------
Class P            Actual                                            1,000.00          997.70           6.11
                   Hypothetical (5% return before expenses)          1,000.00        1,018.75           6.17
---------------------------------------------------------------------------------------------------------------

*  Expenses are equal to the Portfolio's annualized expense ratios: Class A:
   1.63%, Class B: 2.99%, Class C: 2.53%, Class Y: 1.17%, Class P: 1.23%,
   multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                         7/31/04
-------------------------------------------------------------------------------
Net Assets (mm)                                                     $     566.6
Number of Securities                                                        544

PORTFOLIO COMPOSITION*
-------------------------------------------------------------------------------
Equities (common and preferred stocks, warrants and rights)                97.1%
Forward Foreign Currency Contracts                                          0.0**
Cash Equivalents and Other Assets Less Liabilities                          2.9
-------------------------------------------------------------------------------
Total                                                                     100.0%
-------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                    7/31/04
-------------------------------------------------------------------------------
Europe                                                                     63.7%
Asia                                                                       22.2
Australia/New Zealand                                                       6.2
Emerging Markets                                                            5.0
Forward Foreign Currency Contracts                                          0.0**
Cash Equivalents and Other Assets Less Liabilities                          2.9
-------------------------------------------------------------------------------
Total                                                                     100.0%
-------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                                                     7/31/04
-------------------------------------------------------------------------------
United Kingdom                                                             24.0%
Japan                                                                      22.2
France                                                                      8.8
Germany                                                                     6.1
Netherlands                                                                 5.7
-------------------------------------------------------------------------------
Total                                                                      66.8%
-------------------------------------------------------------------------------

TOP 5 SECTORS*                                                          7/31/04
-------------------------------------------------------------------------------
Financials                                                                 25.1%
Consumer Discretionary                                                     14.3
Industrials                                                                 9.0
Energy                                                                      9.0
Materials                                                                   8.1
-------------------------------------------------------------------------------
Total                                                                      65.5%
-------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                7/31/04
-------------------------------------------------------------------------------
BP                                                                          2.8%
Telefonica                                                                  2.0
Vodafone                                                                    1.7
GlaxoSmithKline                                                             1.7
Takeda Chemical Industries                                                  1.7
Total SA                                                                    1.4
Canon                                                                       1.3
Toyota Motor                                                                1.3
Royal Dutch Petroleum                                                       1.3
Iberdrola                                                                   1.2
-------------------------------------------------------------------------------
Total                                                                      16.4%
-------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

** Represents less than 0.005% of the Portfolio's net assets as of July 31, 2004.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

During the fiscal year ended July 31, 2004, the Portfolio's Class P shares returned 19.02% (before the deduction of the maximum UBS PACE program fee; 17.24% after the deduction of the maximum program fee), compared with the 23.42% return of the MSCI Emerging Markets Free (EMF) Index (the "Index") and the 23.68% return of the Lipper Emerging Markets Funds Median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 68. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Emerging markets equities outperformed their developed market counterparts for most of the fiscal year. However, as a result of investors' increasing aversion to risk, a pronounced selloff occurred in April 2004. Since that time, emerging markets equities have traded within a relatively narrow range.

Over the period, Latin America rose 37.4% (in US dollar terms), as measured by the MSCI Latin America Free Index. Brazil fared even better, returning 49.1% as a result of interest rate reductions as the new administration under President Lula implemented a series of fiscal policies to restructure its economy. In Asia, the markets began the reporting period on a strong note, but weakened rapidly in April, ultimately returning 14.2% over the 12-month review period. Coinciding with the uncertainty surrounding a wave of elections in the region, concerns grew over the sustainability of growth in China, elevated commodity prices, and the outlook for the information technology industry. A number of Asian countries, including South Korea and Taiwan, remain exposed to these factors. The combined regions of Europe, the Middle East and Africa ("EMEA") rose 34.6%, with Hungary and Turkey generating strong results. Hungary returned 70.0%, coming into favor in advance of its accession to the European Union in May 2004. Turkey, meanwhile, rose 86.6% following improved fiscal restraint leading to declining inflation and, therefore, easier monetary policy. This was applauded by the International Monetary Fund as further loan disbursements occurred.

ADVISORS' COMMENTS

GGP

Stock selection made the most significant contribution to performance over the fiscal year, reflecting our emphasis on companies leveraged to the upturn in the global economy. Our country allocation also served to enhance results. Asia contributed the most to performance as a result of strong stock selection, with our selections in India adding the most value. Although we were underweight India as a whole, our exposure to ICICI Bank (0.5%) and Satyam Computer (0.5%) proved highly beneficial.* Our ICICI Bank position performed well for us, while Satyam Computer's shares rose strongly when it continued to win new orders and retain attractive margins.

Conversely, when the Asia region struggled later in the period, our overweights in Taiwan's Accton Technology (0.5%)* and Compal,** along with Korea's Fine DNC,** detracted significantly from returns.

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

**   Not held as of July 31, 2004.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISORS:
Gartmore Global Partners ("GGP") and Baring International Investment Limited ("BII")

PORTFOLIO MANAGERS:
GGP: Philip Ehrmann and Peter Dalgliesh; BII: Team.

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and Portfolio level. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings growth.

BII seeks to identify favorable earnings and valuation characteristics through fundamental research. BII seeks companies and markets that it believes have attractive growth prospects that are not fully reflected in their prices. BII's equity criteria embrace fundamental research to uncover these types of investment opportunities and to manage risk in order to align its investment conviction with the Portfolio's investment objective. BII generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

Solid country allocation and stock selection in Latin America boosted returns. Our overweight in Brazil contributed the most in terms of country selection, followed by Mexico. Unfortunately, underweights in Peru and Chile detracted from results when their markets surged upward in response to the improving global economy. Within Brazil, steel producer Gerdau (0.4%)* added most to performance, as global demand for steel remained firm. Electricity generator CEMIG (0.7%)* also added value, as did mobile telephone operator Telesp Celular.** Stock selection in Mexico was also positive, particularly our overweights in industrial firm Alfa (0.5%)* and mining company Grupo Mexico.**

Within EMEA, both country and stock selection were positive for performance. While our underweights in Egypt and Hungary detracted from performance, our overweight in Turkey and underweight in South Africa were positive. Stocks that added the most to performance included Turkish banks Sabanci** and Garanti Bankasi (0.7%).* Sabanci benefited as the Turkish economy grew and inflation fell below 10% for the first time in many years. Significant outperformance also came from Russia, where our underweight and subsequent elimination of the embattled YUKOS (0.1%)*** was positive for relative performance, as was an overweight in gas producer Gazprom (0.9%).*

Looking ahead, in our view, the recent underperformance in emerging markets presents a buying opportunity. Valuations are undemanding and fundamentals appear robust, while a backdrop of moderate US growth should be positive for developing economies. Furthermore, we believe the growth story in China remains in place and is driving the recovery in Asia, where we continue to prefer South Korea, Malaysia and Indonesia. All have enjoyed strong export-driven economic growth, and are likely to benefit from the rise of domestic consumption. Collectively, we believe this will play an increasingly important role in their economic development.

BII

Emerging markets can be divided into three broad groups: growth-sensitive markets--for example, Korea, Taiwan and Mexico; interest-rate sensitive markets, such as Brazil, Russia and Turkey; and more defensive markets, including Israel, India, South Africa and Malaysia. The underperformance of our portion of the Portfolio was due to a combination of the thematic, country and stock views we took during the period.

The predominant theme reflected in our portion of the Portfolio was a focus on the growth-sensitive markets. This was consistent with our core assumption that there was a synchronized global recovery taking place, helped by a low US interest rate policy. However, our strategy underestimated the strength of the "China growth phenomena" and the impact of the weaker US dollar. Both factors combined to outweigh the positive impact of global growth on Asia, with the result that more interest rate- and materials-sensitive markets performed better. Consequently, our emphasis on countries such as Korea and Taiwan hurt relative performance, as did our underweight in Brazil and Turkey. When investor sentiment deteriorated, the interest rate-sensitive markets began to underperform, and the defensive markets, including Israel and South Africa, outperformed.

Among the more interest rate-sensitive markets, our holdings in Russia produced mixed results. During much of the fiscal year, the Russian market was overshadowed by a political battle taking place between the government and the major oil company, YUKOS. The ensuing uncertainty created a roller-coaster ride for the market, and the situation still remained unresolved at period-end. At the outset, we believed the YUKOS uncertainty would be short-lived, and that the robust Russian economy and the attractive equity valuations there warranted maintaining an overweight position in the country. This view detracted value.

The low interest rate environment, especially in 2003, encouraged investors to take on more risk. Hence, our strategy to avoid lower quality companies took a toll on our stock selection results, as a number of low-quality, higher-risk companies led the market in 2003. In the current climate of concerns about higher interest rates, we are seeing an increased focus on quality. This has been reflected by our improving stock performance during the last few months of the review period.

The above-mentioned detractors to results outweighed the added value that resulted from correctly having an underweight position in India, an overweight position in Mexico, and strong stock selection in both countries.

With the sharp change in market mood during April 2004, we implemented a more balanced portfolio strategy among the three broad groupings of the growth, defensive, and risk-sensitive markets. We believe global economic and political news is likely to be very mixed, and consequently the markets are likely to be volatile. However, within the three broad themes, we have focused our portfolio in

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

**   Not held as of July 31, 2004.

*** By period end, the Advisor had sold its portion of the total position in this security held by the Portfolio.

countries and stocks that we believe will add value over the next six-to-12-months. If we see investor capitulation on some issues currently worrying investors, such as slower US or Chinese growth, our confidence about the potential for better emerging equities market returns would increase. Subsequently, this would result in a more decisive positioning among the three broad thematic groups of markets.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CLASS P SHARES OF THE PORTFOLIO AND THE MSCI EMERGING MARKETS FREE (EMF) INDEX

           UBS PACE INTERNATIONAL EMERGING   UBS PACE INTERNATIONAL EMERGING
             MARKETS EQUITY INVESTMENTS        MARKETS EQUITY INVESTMENTS        MSCI EMERGING
             (BEFORE DEDUCTING MAXIMUM          (AFTER DEDUCTING MAXIMUM          MARKETS FREE
                UBS PACE PROGRAM FEE)             UBS PACE PROGRAM FEE)           (EMF) INDEX
Aug-1995            $   10,000                         $   10,000                  $   10,000
Sep-1995            $    9,884                         $    9,871                  $    9,953
Oct-1995            $    9,501                         $    9,477                  $    9,572
Nov-1995            $    9,459                         $    9,424                  $    9,401
Dec-1995            $    9,797                         $    9,748                  $    9,819
Jan-1996            $   10,747                         $   10,680                  $   10,517
Feb-1996            $   10,464                         $   10,386                  $   10,350
Mar-1996            $   10,605                         $   10,513                  $   10,430
Apr-1996            $   10,947                         $   10,838                  $   10,848
May-1996            $   11,039                         $   10,915                  $   10,799
Jun-1996            $   11,055                         $   10,918                  $   10,866
Jul-1996            $   10,406                         $   10,263                  $   10,124
Aug-1996            $   10,564                         $   10,406                  $   10,383
Sep-1996            $   10,564                         $   10,393                  $   10,473
Oct-1996            $   10,089                         $    9,914                  $   10,194
Nov-1996            $   10,331                         $   10,139                  $   10,365
Dec-1996            $   10,632                         $   10,421                  $   10,411
Jan-1997            $   11,183                         $   10,948                  $   11,122
Feb-1997            $   11,610                         $   11,351                  $   11,598
Mar-1997            $   11,459                         $   11,190                  $   11,292
Apr-1997            $   11,610                         $   11,323                  $   11,313
May-1997            $   12,170                         $   11,854                  $   11,636
Jun-1997            $   12,805                         $   12,457                  $   12,259
Jul-1997            $   13,039                         $   12,669                  $   12,442
Aug-1997            $   11,635                         $   11,291                  $   10,859
Sep-1997            $   12,170                         $   11,795                  $   11,160
Oct-1997            $   10,189                         $    9,863                  $    9,328
Nov-1997            $    9,988                         $    9,656                  $    8,988
Dec-1997            $   10,130                         $    9,782                  $    9,205
Jan-1998            $    9,593                         $    9,251                  $    8,483
Feb-1998            $   10,214                         $    9,838                  $    9,369
Mar-1998            $   10,584                         $   10,181                  $    9,775
Apr-1998            $   10,642                         $   10,225                  $    9,669
May-1998            $    9,232                         $    8,859                  $    8,344
Jun-1998            $    8,385                         $    8,035                  $    7,469
Jul-1998            $    8,737                         $    8,363                  $    7,705
Aug-1998            $    6,270                         $    5,993                  $    5,478
Sep-1998            $    6,580                         $    6,282                  $    5,825
Oct-1998            $    7,277                         $    6,939                  $    6,439
Nov-1998            $    7,612                         $    7,250                  $    6,974
Dec-1998            $    7,655                         $    7,282                  $    6,873
Jan-1999            $    7,681                         $    7,297                  $    6,762
Feb-1999            $    7,630                         $    7,239                  $    6,828
Mar-1999            $    8,510                         $    8,064                  $    7,728
Apr-1999            $    9,482                         $    8,975                  $    8,684
May-1999            $    9,347                         $    8,835                  $    8,634
Jun-1999            $   10,506                         $    9,919                  $    9,613
Jul-1999            $   10,193                         $    9,611                  $    9,352
Aug-1999            $   10,218                         $    9,623                  $    9,437
Sep-1999            $    9,745                         $    9,165                  $    9,118
Oct-1999            $    9,922                         $    9,321                  $    9,312
Nov-1999            $   10,785                         $   10,119                  $   10,148
Dec-1999            $   12,390                         $   11,610                  $   11,438
Jan-2000            $   12,185                         $   11,404                  $   11,507
Feb-2000            $   12,126                         $   11,334                  $   11,659
Mar-2000            $   12,296                         $   11,479                  $   11,716
Apr-2000            $   10,899                         $   10,161                  $   10,605
May-2000            $   10,413                         $    9,696                  $   10,167
Jun-2000            $   10,813                         $   10,057                  $   10,525
Jul-2000            $   10,191                         $    9,466                  $    9,984
Aug-2000            $   10,421                         $    9,668                  $   10,033
Sep-2000            $    9,373                         $    8,685                  $    9,157
Oct-2000            $    8,581                         $    7,940                  $    8,493
Nov-2000            $    7,712                         $    7,127                  $    7,751
Dec-2000            $    7,874                         $    7,268                  $    7,938
Jan-2001            $    8,879                         $    8,186                  $    9,031
Feb-2001            $    7,967                         $    7,336                  $    8,324
Mar-2001            $    7,090                         $    6,520                  $    7,506
Apr-2001            $    7,490                         $    6,879                  $    7,877
May-2001            $    7,660                         $    7,027                  $    7,971
Jun-2001            $    7,499                         $    6,870                  $    7,808
Jul-2001            $    6,834                         $    6,253                  $    7,314
Aug-2001            $    6,646                         $    6,074                  $    7,242
Sep-2001            $    5,658                         $    5,164                  $    6,121
Oct-2001            $    6,050                         $    5,515                  $    6,501
Nov-2001            $    6,749                         $    6,144                  $    7,179
Dec-2001            $    7,217                         $    6,563                  $    7,749
Jan-2002            $    7,388                         $    6,709                  $    8,012
Feb-2002            $    7,516                         $    6,817                  $    8,144
Mar-2002            $    7,925                         $    7,179                  $    8,634
Apr-2002            $    7,933                         $    7,178                  $    8,690
May-2002            $    7,805                         $    7,053                  $    8,552
Jun-2002            $    7,149                         $    6,452                  $    7,910
Jul-2002            $    6,638                         $    5,983                  $    7,308
Aug-2002            $    6,621                         $    5,961                  $    7,421
Sep-2002            $    5,948                         $    5,348                  $    6,620
Oct-2002            $    6,220                         $    5,586                  $    7,050
Nov-2002            $    6,578                         $    5,900                  $    7,535
Dec-2002            $    6,229                         $    5,580                  $    7,285
Jan-2003            $    6,178                         $    5,527                  $    7,253
Feb-2003            $    6,007                         $    5,368                  $    7,057
Mar-2003            $    5,811                         $    5,186                  $    6,856
Apr-2003            $    6,314                         $    5,628                  $    7,467
May-2003            $    6,825                         $    6,076                  $    8,003
Jun-2003            $    7,132                         $    6,341                  $    8,459
Jul-2003            $    7,618                         $    6,764                  $    8,989
Aug-2003            $    8,189                         $    7,262                  $    9,593
Sep-2003            $    8,206                         $    7,268                  $    9,663
Oct-2003            $    8,922                         $    7,892                  $   10,485
Nov-2003            $    8,973                         $    7,928                  $   10,614
Dec-2003            $    9,654                         $    8,519                  $   11,384
Jan-2004            $    9,876                         $    8,704                  $   11,788
Feb-2004            $   10,430                         $    9,181                  $   12,332
Mar-2004            $   10,532                         $    9,259                  $   12,490
Apr-2004            $    9,544                         $    8,380                  $   11,469
May-2004            $    9,365                         $    8,212                  $   11,243
Jun-2004            $    9,314                         $    8,157                  $   11,294
Jul-2004            $    9,066                         $    7,931                  $   11,095

The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Free (EMF) Index from the closest month end after the inception date of the Class P shares, August 31, 1995 through July 31, 2004. (The composition of the MSCI EMF Index, like many indices, may change from time to time. At one point, Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE

                                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 7/31/04                      6 MONTHS         1 YEAR       5 YEARS     INCEPTION^
--------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                       Class A*                -8.26%         18.81%          N/A           1.99%
Maximum Sales Charge                                   Class B**               -8.64          17.82           N/A           3.23
or UBS PACE Program Fee                                Class C***              -8.56          17.95           N/A           3.21
                                                       Class Y****             -8.02          19.24           N/A           1.86
                                                       Class P*****            -8.20          19.02         -2.31%         -1.07
After Deducting                                        Class A*               -13.31          12.23           N/A           0.42
Maximum Sales Charge                                   Class B**              -13.21          12.82           N/A           2.72
or UBS PACE Program Fee                                Class C***              -9.48          16.95           N/A           3.21
                                                       Class P*****            -8.88          17.24         -3.77          -2.55
MSCI Emerging Markets Free (EMF) Index                                         -5.88          23.42          3.47           1.17
Lipper Emerging Markets Funds Median                                           -6.37          23.68          3.52           3.01

Average annual total returns for periods ended June 30, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 23.18%; since inception, 1.20%; Class B--1-year period, 24.20%; since inception, 3.59%; Class C--1-year period, 28.32%; since inception, 4.10%; Class Y--1-year period, 30.82%; since inception, 2.72%; Class P--1-year period, 28.64%; 5-year period, -3.83%; since inception, -2.26%.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class
       P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs (as applicable), including sales charges (loads) or program fees on purchase payments, reinvested dividends, or other distributions and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   BEGINNING         ENDING      EXPENSES PAID
                                                                 ACCOUNT VALUE    ACCOUNT VALUE  DURING PERIOD*
                                                               FEBRUARY 1, 2004   JULY 31, 2004  2/1/04-7/31/04
---------------------------------------------------------------------------------------------------------------
Class A            Actual                                        $    1,000.00     $   917.40       $ 10.01
                   Hypothetical (5% return before expenses)           1,000.00       1,014.42         10.52
---------------------------------------------------------------------------------------------------------------
Class B            Actual                                             1,000.00         913.60         14.42
                   Hypothetical (5% return before expenses)           1,000.00       1,009.80         15.14
---------------------------------------------------------------------------------------------------------------
Class C            Actual                                             1,000.00         914.40         13.57
                   Hypothetical (5% return before expenses)           1,000.00       1,010.69         14.25
---------------------------------------------------------------------------------------------------------------
Class Y            Actual                                             1,000.00         919.80          7.97
                   Hypothetical (5% return before expenses)           1,000.00       1,016.56          8.37
---------------------------------------------------------------------------------------------------------------
Class P            Actual                                             1,000.00         918.00          9.54
                   Hypothetical (5% return before expenses)           1,000.00       1,014.92         10.02
---------------------------------------------------------------------------------------------------------------

*    Expenses are equal to the Portfolio's annualized expense ratios: Class A:
     2.10%, Class B: 3.03%, Class C: 2.85%, Class Y: 1.67%, Class P: 2.00%,
     multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                         7/31/04
-------------------------------------------------------------------------------
Net Assets (mm)                                                     $     139.4
Number of Securities                                                        175

PORTFOLIO COMPOSITION*
-------------------------------------------------------------------------------
Equities (common and preferred stocks, warrants and rights)                96.8%
Cash Equivalents and Other Assets Less Liabilities                          3.2
-------------------------------------------------------------------------------
Total                                                                     100.0%
-------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                    7/31/04
-------------------------------------------------------------------------------
Asia                                                                       53.1%
Europe/Middle East/Africa                                                  28.0
Latin America                                                              15.7
Cash Equivalents and Other Assets Less Liabilities                          3.2
-------------------------------------------------------------------------------
Total                                                                     100.0%
-------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                7/31/04
-------------------------------------------------------------------------------
South Korea                                                                17.4%
South Africa                                                               11.8
Taiwan                                                                     10.2
Mexico                                                                      7.7
Brazil                                                                      6.9
-------------------------------------------------------------------------------
Total                                                                      54.0%
-------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                7/31/04
-------------------------------------------------------------------------------
Samsung Electronics                                                         5.8%
Anglo American                                                              4.1
America Movil                                                               2.1
Taiwan Semiconductor Manufacturing                                          2.0
Petroleo Brasileiro                                                         2.0
LUKOIL                                                                      1.9
Surgutneftegaz                                                              1.7
Telekom Malaysia Berhad                                                     1.6
Standard Bank Group                                                         1.6
Kerry Properties                                                            1.4
-------------------------------------------------------------------------------
Total                                                                      24.2%
-------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

  PRINCIPAL
   AMOUNT                                                                      MATURITY           INTEREST
   (000)                                                                         DATES              RATES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.22%
$       1,500  Federal Home Loan Bank                                                10/05/04            1.483%*   $    1,499,189
        5,750  Federal Home Loan Bank                                    11/15/04 to 04/29/05   1.350 to 3.375          5,761,101
        3,900  Federal National Mortgage Association                     08/11/04 to 12/15/04   1.080 to 1.300@         3,887,667
        5,000  Federal National Mortgage Association                                 08/28/04            1.377*         4,999,758
        5,800  Federal National Mortgage Association                     03/29/05 to 06/03/05   1.400 to 1.850          5,800,000
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (cost - $21,947,715)                                                          21,947,715
---------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 16.86%

NON-U.S. - 12.64%
        4,000  Abbey National Treasury Services PLC                                  09/09/04            1.400          4,000,000
        3,000  Credit Suisse First Boston New York                                   08/09/04            1.280          3,000,000
        3,000  Fortis Bank NV                                            08/04/04 to 08/13/04   1.285 to 1.297*         2,999,567
        3,000  Landesbank Hessen-Theuringen                                          12/31/04            1.210          2,999,993
        4,000  Natexis Banque Populaires                                             09/07/04            1.400          4,000,000
        4,000  Societe Generale NV                                       08/10/04 to 08/12/04            1.293*         3,999,366
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,998,926
---------------------------------------------------------------------------------------------------------------------------------
U.S. - 4.22%
        3,000  First Tennessee Bank N.A.                                             08/20/04            1.360          3,000,000
        4,000  Wells Fargo Bank N.A.                                                 08/20/04            1.350          4,000,000
                                                                                                                        7,000,000
---------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (cost - $27,998,926)                                                                     27,998,926
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER@ - 66.37%

ASSET BACKED--AUTO & TRUCK - 1.81%
        3,000  New Center Asset Trust                                                08/09/04            1.290          2,999,140

ASSET BACKED--BANKING - 0.60%
        1,000  Atlantis One Funding                                                  09/03/04            1.450            998,671

ASSET BACKED--MISCELLANEOUS - 17.75%
        4,000  Amsterdam Funding Corp.                                               08/16/04            1.330          3,997,783
        4,000  Barton Capital Corp.                                                  08/13/04            1.300          3,998,267
        3,000  Falcon Asset Securitization Corp.                                     08/16/04            1.330          2,998,338
        4,000  Old Line Funding Corp.                                                09/13/04            1.480          3,992,929
        1,500  Receivables Capital Corp.                                             08/20/04            1.340          1,498,939
        3,000  Triple A One Funding                                                  08/09/04            1.290          2,999,140
        3,000  Variable Funding Capital Corp.                                        08/10/04            1.280          2,999,040
        4,000  Windmill Funding Corp.                                                08/04/04            1.280          3,999,573
        3,000  Yorktown Capital LLC                                                  08/27/04            1.360          2,997,053
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       29,481,062
---------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED--SECURITIES - 11.01%
        2,500  CC (USA), Inc.                                                        08/13/04            1.290          2,498,925
        4,000  Dorada Finance, Inc.                                                  08/20/04            1.350          3,997,150
        4,000  Giro Funding US Corp.                                                 08/19/04            1.365          3,997,270
        4,000  Grampian Funding LLC                                                  09/07/04            1.380          3,994,327
        3,803  K2 (USA) LLC                                              08/16/04 to 08/24/04   1.090 to 1.360          3,800,651
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       18,288,323
---------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                        MATURITY           INTEREST
   (000)                                                                           DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)

BANKING--NON-U.S. - 10.82%
$       2,000  Depfa Bank Plc                                                        08/13/04            1.290%    $    1,999,140
        4,000  ForeningsSparbanken AB                                                08/20/04            1.370          3,997,108
        4,000  HBOS Treasury Services PLC                                            09/28/04            1.515          3,990,237
        4,000  Nationwide Building Society                                           10/01/04            1.500          3,989,833
        4,000  Northern Rock PLC                                                     09/16/04            1.430          3,992,691
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,969,009
---------------------------------------------------------------------------------------------------------------------------------
BANKING--U.S. - 9.93%
        3,000  ANZ (Delaware), Inc.                                                  08/20/04            1.330          2,997,894
        4,000  HSBC (USA), Inc.                                                      08/13/04            1.310          3,998,253
        3,500  National Australia Funding (Delaware), Inc.                           08/04/04            1.270          3,499,630
        3,000  Nordea N.A., Inc.                                                     09/08/04            1.370          2,995,662
        3,000  San Paolo IMI U.S. Financial Co.                                      08/23/04            1.350          2,997,525
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       16,488,964
---------------------------------------------------------------------------------------------------------------------------------
BROKERAGE - 6.02%
        4,000  Bear Stearns Cos., Inc.                                               08/09/04            1.290          3,998,853
        4,000  Citigroup Global Markets Holdings, Inc.                               08/02/04            1.270          3,999,859
        2,000  Greenwich Capital Holdings, Inc.                                      08/26/04            1.410*         2,000,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,998,712
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.81%
        3,000  BASF AG                                                               08/16/04            1.320          2,998,350

ENERGY--INTEGRATED - 1.20%
        2,000  Koch Industries LLC                                                   08/10/04            1.260          1,999,370

FINANCE--CAPTIVE AUTOMOTIVE - 1.20%
        2,000  Toyota Motor Credit Corp.                                             08/06/04            1.280          1,999,644

FINANCE--NONCAPTIVE DIVERSIFIED - 2.41%
        4,000  International Lease Finance Corp.                                     08/12/04            1.260          3,998,460

UTILITIES--OTHER - 1.81%
        3,000  RWE AG                                                                08/11/04            1.310          2,998,908
---------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost - $110,218,613)                                                                          110,218,613
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 2.72%

BANKING--U.S. - 0.61%
        1,000  KFW International Finance, INC.                                       04/18/05            4.250          1,019,604

FINANCE--NONCAPTIVE CONSUMER - 0.90%
        1,500  Household Finance Corp.                                               08/05/04            1.320*         1,500,000

FINANCE--NONCAPTIVE DIVERSIFIED - 1.21%
        2,000  General Electric Capital Corp.                                        10/05/04            1.450*         2,000,000
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost - $4,519,604)                                                              4,519,604
---------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                           INTEREST
 (000)                                                                                             RATES+               VALUE
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 1.07%
          719  AIM Liquid Assets Portfolio                                                               1.240%    $      719,428
        1,066  BlackRock Provident Institutional TempFund                                                1.191          1,065,789
---------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $1,785,217)                                                                            1,785,217
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $166,470,075 which approximates
cost for federal income tax purposes) - 100.24%                                                                       166,470,075
Liabilities in excess of other assets - (0.24)%                                                                          (403,457)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets (applicable to 166,066,779 shares of beneficial
interest outstanding equivalent to $1.00 per share) - 100.00%                                                      $  166,066,618
---------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities - maturity dates reflect earlier of reset date or stated maturity date. The interest rates shown are the current rates as of July 31, 2004, and reset periodically.

@    Interest rates shown are the discount rates at date of purchase.

+    Interest rates shown reflect yield at July 31, 2004.

ISSUER BREAKDOWN BY COUNTRY

                                                     PERCENT OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                   76.6%
Great Britain                                                    9.6
France                                                           4.8
Sweden                                                           2.4
Switzerland                                                      1.8
Germany                                                          1.8
Belgium                                                          1.8
Ireland                                                          1.2
--------------------------------------------------------------------------------
Total                                                          100.0%
--------------------------------------------------------------------------------

                       Weighted Average Maturity - 43 days

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
  (000)                                                                            DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 13.28%
$          17  GNMA                                                                  12/15/07            8.000%    $       18,372
           63  GNMA                                                                  08/15/09            8.000             67,550
          956  GNMA                                                                  08/15/09            9.000          1,025,822
            2  GNMA                                                                  03/15/13           11.500              1,893
           56  GNMA                                                                  02/15/19           10.500             63,520
        1,241  GNMA                                                                  04/15/19            8.250          1,361,305
            4  GNMA                                                                  05/15/19           11.500              4,952
           81  GNMA                                                                  06/15/19           10.500             91,679
          158  GNMA                                                                  07/15/19           10.500            178,577
           31  GNMA                                                                  08/15/19           10.500             34,565
           25  GNMA                                                                  09/15/19           10.500             28,416
            5  GNMA                                                                  07/15/20           10.500              5,271
          108  GNMA                                                                  08/15/20           10.500            121,812
           12  GNMA                                                                  09/15/20           10.500             13,011
           33  GNMA                                                                  08/15/21            7.500             36,055
            7  GNMA                                                                  02/15/23            8.000              7,993
            7  GNMA                                                                  09/15/23            7.500              7,137
          292  GNMA*                                                                 12/15/32            5.500            293,953
          104  GNMA                                                                  01/15/33            5.000            102,293
          471  GNMA*                                                                 02/15/33            5.500            475,021
        3,154  GNMA*                                                                 03/15/33            5.500          3,179,999
          297  GNMA*                                                                 04/15/33            5.500            299,790
           87  GNMA                                                                  05/15/33            5.000             85,921
        1,035  GNMA                                                                  06/15/33            5.000          1,016,286
        4,149  GNMA                                                                  07/15/33            5.000          4,075,102
        2,242  GNMA*                                                                 07/15/33            5.500          2,260,126
        5,450  GNMA                                                                  08/15/33            5.000          5,354,823
        4,666  GNMA                                                                  09/15/33            5.000          4,582,911
          135  GNMA                                                                  10/15/33            5.000            133,191
        1,150  GNMA*                                                                 10/15/33            5.500          1,159,663
           93  GNMA                                                                  11/15/33            5.000             90,959
          320  GNMA                                                                  12/15/33            5.000            314,791
          994  GNMA*                                                                 01/15/34            5.500          1,001,320
        6,994  GNMA*                                                                 03/15/34            5.500          7,044,174
        1,565  GNMA*                                                                 04/15/34            5.500          1,577,058
        3,743  GNMA*                                                                 05/15/34            5.500          3,769,866
          135  GNMA II                                                               04/20/25            9.000            150,721
           20  GNMA II                                                               12/20/26            9.000             22,635
           50  GNMA II                                                               01/20/27            9.000             55,069
           36  GNMA II                                                               04/20/30            9.000             39,298
            4  GNMA II                                                               05/20/30            9.000              4,042
           11  GNMA II                                                               06/20/30            9.000             11,894
           59  GNMA II                                                               07/20/30            9.000             64,470
           49  GNMA II                                                               09/20/30            9.000             53,780

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
  (000)                                                                            DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONTINUED)
$          83  GNMA II                                                               10/20/30            9.000%    $       91,752
          112  GNMA II                                                               11/20/30            9.000            122,623
           40  GNMA II ARM                                                           07/20/17            4.750             40,651
          545  GNMA II ARM                                                           01/20/18            4.000            543,415
           63  GNMA II ARM                                                           04/20/18            4.375             63,271
           33  GNMA II ARM                                                           05/20/18            4.375             32,341
           77  GNMA II ARM                                                           06/20/19            4.375             76,162
           63  GNMA II ARM                                                           06/20/19            4.500             62,936
           84  GNMA II ARM                                                           05/20/21            4.375             83,836
          555  GNMA II ARM                                                           09/20/21            4.750            561,309
           98  GNMA II ARM                                                           11/20/21            4.625             99,422
          546  GNMA II ARM                                                           06/20/22            4.375            545,313
          198  GNMA II ARM                                                           11/20/22            4.625            201,317
          430  GNMA II ARM                                                           01/20/23            3.375            430,576
          239  GNMA II ARM                                                           03/20/23            3.375            238,579
          749  GNMA II ARM                                                           01/20/24            3.375            749,592
          554  GNMA II ARM                                                           04/20/24            4.375            552,738
            4  GNMA II ARM                                                           12/20/24            4.625              4,108
           55  GNMA II ARM                                                           01/20/25            3.375             54,400
          164  GNMA II ARM                                                           02/20/25            3.375            163,891
          227  GNMA II ARM                                                           03/20/25            3.375            226,989
           91  GNMA II ARM                                                           03/20/25            3.500             89,110
          453  GNMA II ARM                                                           05/20/25            4.375            452,546
          201  GNMA II ARM                                                           06/20/25            4.375            200,106
          158  GNMA II ARM                                                           08/20/25            4.750            159,693
          173  GNMA II ARM                                                           09/20/25            4.750            174,490
          134  GNMA II ARM                                                           10/20/25            4.625            136,577
           25  GNMA II ARM                                                           12/20/25            4.625             25,494
          122  GNMA II ARM                                                           03/20/26            3.375            122,261
        1,164  GNMA II ARM                                                           04/20/26            4.375          1,161,136
          555  GNMA II ARM                                                           06/20/26            4.375            554,519
          212  GNMA II ARM                                                           08/20/26            4.750            214,377
           32  GNMA II ARM                                                           09/20/26            4.750             32,311
          112  GNMA II ARM                                                           10/20/26            4.625            113,773
          161  GNMA II ARM                                                           12/20/26            4.625            163,538
          729  GNMA II ARM                                                           01/20/27            3.375            726,184
           86  GNMA II ARM                                                           02/20/27            3.375             85,692
          431  GNMA II ARM                                                           04/20/27            4.375            430,638
           77  GNMA II ARM                                                           07/20/27            4.750             77,689
          219  GNMA II ARM                                                           08/20/27            4.750            221,053
          433  GNMA II ARM                                                           11/20/27            4.625            440,368
           47  GNMA II ARM                                                           12/20/27            4.625             47,261
           83  GNMA II ARM                                                           01/20/28            3.375             83,153
           23  GNMA II ARM                                                           02/20/28            3.250             23,232

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
  (000)                                                                            DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
$          67  GNMA II ARM                                                           02/20/28            3.375%    $       66,912
           80  GNMA II ARM                                                           10/20/29            4.625             81,163
          199  GNMA II ARM                                                           04/20/30            3.250            197,689
          224  GNMA II ARM                                                           04/20/30            4.000            221,786
        1,679  GNMA II ARM                                                           05/20/30            3.250~         1,669,015
        5,832  GNMA II ARM                                                           05/20/30            4.000~         5,782,693
          137  GNMA II ARM                                                           06/20/30            4.500            136,618
        1,034  GNMA II ARM                                                           07/20/30            3.500          1,031,197
          289  GNMA II ARM                                                           07/20/30            4.000            287,778
          398  GNMA II ARM                                                           07/20/30            4.500            396,072
        1,228  GNMA II ARM                                                           08/20/30            4.000          1,236,140
          168  GNMA II ARM                                                           08/20/30            4.500            167,649
          194  GNMA II ARM                                                           10/20/30            4.500            195,257
          221  GNMA II ARM                                                           09/20/31            4.500            222,568
           92  GNMA II ARM                                                           11/20/31            4.500             92,322
---------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association Certificates (cost - $63,226,872)                                       62,752,367
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK ASSOCIATION CERTIFICATES - 0.04%
          184  FHLB (cost - $183,740)                                                10/25/33            1.520~           183,738

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 22.34%
           46  FHLMC                                                                 09/01/04            7.000             46,654
           11  FHLMC                                                                 12/01/05           10.500             11,428
        1,029  FHLMC                                                                 07/01/08            6.000          1,053,750
           13  FHLMC                                                                 07/01/09            9.000             12,870
           15  FHLMC                                                                 02/01/10            9.000             16,818
           21  FHLMC                                                                 05/01/10           11.500             22,821
           17  FHLMC                                                                 08/01/10           11.500             18,985
           18  FHLMC                                                                 11/01/10           11.500             19,613
           24  FHLMC                                                                 05/01/11           11.000             26,149
          296  FHLMC                                                                 03/01/13            8.000            323,347
            8  FHLMC                                                                 03/01/13           11.000              8,762
           30  FHLMC                                                                 05/01/14           11.500             33,275
            9  FHLMC                                                                 09/01/14           11.500             10,113
           20  FHLMC                                                                 07/01/15           11.000             22,147
           23  FHLMC                                                                 09/01/15           11.000             25,050
            5  FHLMC                                                                 10/01/15           11.000              5,760
           47  FHLMC                                                                 12/01/15           11.000             52,172
           40  FHLMC                                                                 12/01/15           11.500             44,954
            6  FHLMC                                                                 01/01/16           11.500              6,824
            4  FHLMC                                                                 02/01/16           11.500              5,012
          284  FHLMC                                                                 05/01/16            8.500            291,145
          112  FHLMC                                                                 11/01/16            9.750            121,839
            7  FHLMC                                                                 10/01/17            7.500              7,314
           46  FHLMC                                                                 12/01/17           11.500             52,253
           14  FHLMC                                                                 01/01/18           11.500             15,902

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
  (000)                                                                            DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - (CONCLUDED)
$          14  FHLMC                                                                 04/01/18           11.000%    $       15,027
           49  FHLMC                                                                 01/01/19           11.000             54,886
           17  FHLMC                                                                 04/01/19           11.000             18,900
            9  FHLMC                                                                 05/01/19           11.500             10,117
            2  FHLMC                                                                 06/01/19           11.000              2,396
           60  FHLMC                                                                 06/01/19           11.500             69,151
           20  FHLMC                                                                 07/01/19           11.500             23,299
            0  FHLMC                                                                 08/01/20           11.000                202
           50  FHLMC                                                                 09/01/20           11.000             56,483
           62  FHLMC                                                                 11/01/20           10.500             69,923
           59  FHLMC                                                                 12/01/20           11.000             65,954
           14  FHLMC                                                                 11/01/24            7.500             15,460
          910  FHLMC                                                                 04/01/25            9.000            991,930
            6  FHLMC                                                                 08/01/25            7.000              5,957
          605  FHLMC ARM                                                             10/01/23            3.387            625,818
        1,003  FHLMC ARM                                                             07/01/24            3.453          1,043,095
        1,583  FHLMC ARM                                                             11/01/25            3.698          1,603,948
        2,112  FHLMC ARM                                                             10/01/27            3.611          2,153,990
        1,251  FHLMC ARM                                                             10/01/27            3.663          1,269,285
          504  FHLMC ARM                                                             11/01/27            3.350            515,312
          400  FHLMC ARM                                                             01/01/28            3.387            409,840
        2,106  FHLMC ARM                                                             06/01/28            3.518~         2,167,706
        1,695  FHLMC ARM                                                             07/01/28            3.481          1,727,029
        1,254  FHLMC ARM                                                             01/01/29            3.674          1,271,797
        1,306  FHLMC ARM                                                             04/01/29            3.423          1,351,839
          297  FHLMC ARM                                                             10/01/29            6.086            306,109
        2,477  FHLMC ARM                                                             11/01/29            3.484          2,559,572
        1,301  FHLMC ARM                                                             12/01/29            3.511          1,341,929
          422  FHLMC ARM                                                             01/01/30            3.650            434,590
       38,000  FHLMC TBA                                                                  TBA            5.000         36,983,423
       46,000  FHLMC TBA*                                                                 TBA            5.500         46,143,750
---------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates
(cost - $105,122,355)                                                                                                 105,563,674
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 2.42%
          427  FHA Project Certificates                                              04/01/19            7.480            433,079
        1,573  FHA Project Certificates                                              02/01/20            8.430          1,573,252
        2,399  FHA Project Certificates                                              02/01/21            7.400          2,399,007
          183  FHA Project Certificates                                              05/01/21            7.450            184,477
        1,599  FHA Reilly                                                            07/01/20            6.896          1,615,320
           97  FHA Reilly                                                            08/01/20            7.430             98,536
          277  FHA Reilly                                                            09/01/22            7.430            280,969
        4,867  FHA Wingate St. Francis                                               04/01/31            8.375          4,866,772
---------------------------------------------------------------------------------------------------------------------------------
Total Federal Housing Administration Certificates (cost - $11,462,391)                                                 11,451,412
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 56.93%
$          28  FNMA                                                                  02/01/05            9.000%    $       28,531
            6  FNMA                                                                  03/01/06            9.500              5,728
          371  FNMA                                                                  05/01/09            9.000            399,456
            8  FNMA                                                                  12/01/09            9.500              8,740
           95  FNMA                                                                  04/01/10            9.250            103,232
           13  FNMA                                                                  03/01/11           10.250             13,726
           44  FNMA                                                                  04/01/11           10.250             48,495
            9  FNMA                                                                  02/01/12           10.500             10,067
           23  FNMA                                                                  09/01/12            6.500             24,450
           76  FNMA                                                                  12/01/12            6.500             81,066
           12  FNMA                                                                  01/01/13            6.500             12,884
           62  FNMA                                                                  02/01/13            6.500             65,606
          135  FNMA                                                                  03/01/13            6.500            142,944
           50  FNMA                                                                  04/01/13            6.500             53,147
          103  FNMA                                                                  04/01/13            9.250            111,964
          205  FNMA                                                                  06/01/13            6.500            216,264
           91  FNMA                                                                  07/01/13            6.500             96,791
            8  FNMA                                                                  07/01/13           10.500              9,003
           42  FNMA                                                                  07/01/13           11.000             46,506
           86  FNMA                                                                  08/01/13            6.500             90,860
          281  FNMA                                                                  09/01/13            6.500            297,604
          126  FNMA                                                                  10/01/13            6.500            133,605
          100  FNMA                                                                  11/01/13            6.500            105,488
            9  FNMA                                                                  04/01/14           10.500             10,127
           14  FNMA                                                                  05/01/14            5.500             14,403
          163  FNMA                                                                  05/01/14            9.250            174,649
           46  FNMA                                                                  09/01/15           10.500             51,833
           44  FNMA                                                                  10/01/15           11.000             49,875
            0  FNMA                                                                  11/01/15           10.500                232
           58  FNMA                                                                  11/01/15           11.000             64,472
          132  FNMA                                                                  12/01/15            9.250            142,765
           44  FNMA                                                                  01/01/16           11.000             48,145
           35  FNMA                                                                  02/01/16           11.000             39,252
           25  FNMA                                                                  03/01/16           11.000             27,852
          134  FNMA                                                                  11/01/16            5.500            137,929
          486  FNMA                                                                  12/01/16            5.500            500,189
          296  FNMA                                                                  01/01/17            5.500            305,258
          469  FNMA                                                                  02/01/17            5.500            482,372
           69  FNMA                                                                  03/01/17            5.500             71,019
        2,505  FNMA                                                                  04/01/17            5.500          2,578,656
          345  FNMA                                                                  05/01/17            5.500            354,807
          505  FNMA                                                                  06/01/17            5.500            518,605
          259  FNMA                                                                  08/01/17            5.500            265,905
          536  FNMA                                                                  09/01/17            5.500            551,914

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONTINUED)
$       3,509  FNMA                                                                  10/01/17            5.000%    $    3,541,148
          239  FNMA                                                                  10/01/17            5.500            246,627
          559  FNMA                                                                  12/01/17            5.500            576,423
           72  FNMA                                                                  01/01/18            5.500             73,788
        2,198  FNMA                                                                  02/01/18            5.000          2,218,529
          502  FNMA                                                                  02/01/18            5.500            517,713
          716  FNMA                                                                  03/01/18            5.500            737,674
          583  FNMA                                                                  04/01/18            5.500            600,125
        1,668  FNMA                                                                  05/01/18            5.000          1,682,879
           36  FNMA                                                                  06/01/18            5.000             36,780
          927  FNMA                                                                  07/01/18            5.000            935,276
          874  FNMA                                                                  08/01/18            5.000            881,986
        4,591  FNMA                                                                  10/01/18            5.000          4,630,783
       28,727  FNMA                                                                  11/01/18            5.000         28,978,959
          937  FNMA                                                                  12/01/18            5.000            944,859
       13,453  FNMA                                                                  02/01/19            5.000         13,571,188
          254  FNMA                                                                  07/01/19            6.500            266,799
           16  FNMA                                                                  07/01/19           10.500             17,747
          218  FNMA                                                                  08/01/19           10.000            239,742
          268  FNMA                                                                  10/01/19            9.000            300,745
           75  FNMA                                                                  05/01/20           11.000             83,399
           10  FNMA                                                                  08/01/20           10.500             10,737
            3  FNMA                                                                  11/01/20           10.500              3,395
           18  FNMA                                                                  09/01/21           10.500             19,523
           27  FNMA                                                                  04/01/22           10.500             29,986
            1  FNMA                                                                  05/01/24            7.500                563
            5  FNMA                                                                  06/01/24            7.500              5,433
           75  FNMA                                                                  07/01/24            7.500             80,694
           78  FNMA                                                                  08/01/24            7.500             84,244
            1  FNMA                                                                  10/01/24            7.500              1,096
            3  FNMA                                                                  12/01/24            7.500              3,091
           32  FNMA                                                                  06/01/25            7.500             34,508
           53  FNMA                                                                  07/01/25            7.500             57,632
          186  FNMA                                                                  07/01/25            8.000            203,750
          260  FNMA                                                                  09/01/25            8.500            286,489
          158  FNMA                                                                  02/01/26            9.000            178,241
           30  FNMA                                                                  04/01/26            6.500             31,666
          330  FNMA                                                                  10/01/26            7.500            355,219
          250  FNMA                                                                  11/01/26            7.500            269,618
          167  FNMA                                                                  11/01/26            8.000            180,818
          209  FNMA                                                                  03/01/29            6.500            218,188
          502  FNMA                                                                  05/01/29            6.500            524,819
        3,163  FNMA                                                                  06/01/31            6.500          3,304,652
          346  FNMA                                                                  07/01/32            6.500            361,731

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
$          39  FNMA                                                                  03/01/33            6.000%    $       39,826
          178  FNMA ARM                                                              07/01/09            7.249            198,615
          629  FNMA ARM                                                              09/01/15            2.725            634,867
           41  FNMA ARM                                                              11/01/23            5.394             42,616
          927  FNMA ARM                                                              03/01/25            4.375            950,115
          213  FNMA ARM                                                              02/01/26            3.309            218,515
          644  FNMA ARM                                                              09/01/26            3.105            662,181
       11,840  FNMA ARM                                                              10/01/26            2.390         11,791,895
          301  FNMA ARM                                                              12/01/27            3.776            309,890
          237  FNMA ARM                                                              02/01/29            3.456            243,810
          113  FNMA ARM                                                              09/01/29            6.622            116,896
          483  FNMA ARM                                                              02/01/30            3.459            499,797
          616  FNMA ARM                                                              05/01/30            4.020            631,559
          322  FNMA ARM                                                              07/01/30            4.091            331,044
       11,000  FNMA TBA                                                                   TBA            4.500         10,817,818
       77,500  FNMA TBA*                                                                  TBA            5.000         76,757,070
       63,500  FNMA TBA*                                                                  TBA            5.500         63,926,875
        5,000  FNMA TBA*                                                                  TBA            6.000          5,128,125
       19,000  FNMA TBA                                                                   TBA            6.500         19,825,322
---------------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association Certificates (cost - $268,688,716)                                        268,952,514
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.97%
        1,321  Federal Agricultural Mortgage Corp., Series 2002, Class AA1           04/25/11            7.827          1,417,582
          176  FHLMC REMIC, Series 0023, Class KZ                                    11/25/23            6.500            184,748
           76  FHLMC REMIC, Series 0159, Class H                                     09/15/21            4.500             75,820
           23  FHLMC REMIC, Series 0185, Class E                                     08/15/06            9.000             22,533
          446  FHLMC REMIC, Series 1003, Class H                                     10/15/20            2.188~           446,099
           14  FHLMC REMIC, Series 1349, Class PS                                    08/15/22            7.500             15,079
        1,463  FHLMC REMIC, Series 1502, Class PX                                    04/15/23            7.000          1,556,917
          739  FHLMC REMIC, Series 1534, Class Z                                     06/15/23            5.000            738,780
          236  FHLMC REMIC, Series 1573, Class PZ                                    09/15/23            7.000            254,236
          193  FHLMC REMIC, Series 1658, Class GZ                                    01/15/24            7.000            203,035
          743  FHLMC REMIC, Series 1694, Class Z                                     03/15/24            6.500            752,308
           40  FHLMC REMIC, Series 1775, Class Z                                     03/15/25            8.500             42,777
          162  FHLMC REMIC, Series 2258, Class F                                     06/15/29            1.730~           162,858
          376  FHLMC REMIC, Series 2411, Class FJ                                    12/15/29            1.730~           378,061
           11  FNMA REMIC, Trust 1992-074, Class Z                                   05/25/22            8.000             11,861
           54  FNMA REMIC, Trust 1992-129, Class L                                   07/25/22            6.000             56,736
          122  FNMA REMIC, Trust 1992-158, Class ZZ                                  08/25/22            7.750            132,267
        1,654  FNMA REMIC, Trust 1993-037, Class PX                                  03/25/23            7.000          1,778,199
            6  FNMA REMIC, Trust 1993-240, Class Z                                   12/25/13            6.250              6,134
           94  FNMA REMIC, Trust 1993-250, Class Z                                   12/25/23            7.000             99,671
          216  FNMA REMIC, Trust G92-040, Class ZC                                   07/25/22            7.000            228,874
          148  FNMA REMIC, Trust G94-006, Class PJ                                   05/17/24            8.000            161,803
        1,115  FNMA REMIC, Trust Series 1987-002, Class Z                            11/25/17            11.00          1,284,673

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
$         726  FNMA REMIC, Trust Series 1988-007, Class Z                            04/25/18            9.250%    $      792,632
          206  GNMA REMIC, Trust Series 2000-009, Class FH                           02/16/30            1.890~           207,696
           89  Small Business Administration, Series 1995-10, Class B1               03/01/05            7.750             90,672
           88  Small Business Administration, Series 1997-P10, Class B11             05/10/07            7.310             95,200
        1,305  Small Business Administration, Series 2000-10, Class B1               08/01/10            7.449          1,428,508
        4,789  Chevy Chase Funding LLC, Series 2004-1, Class A1 (2)                  01/25/35            1.328~         4,788,813
          344  Citifinancial Mortgage Securities, Inc., Series 2002-1,
               Class AV1                                                             09/25/32            1.750~           344,304
        1,026  Credit Suisse First Boston Mortgage Securities Corp.,
               Series 2002-HE4, Class A2                                             08/25/32            1.890~         1,028,297
          145  Green Tree Financial Corp., Series 1998-2, Class A5                   11/01/16            6.240            144,874
          561  Home Equity Mortgage Trust, Series 2003-3, Class A1                   09/25/33            1.850~           561,215
        3,976  Sequoia Mortgage Trust, Series 5, Class A                             10/19/26            1.760~         3,975,670
---------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $22,516,309)                                                         23,468,932
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 8.32%
        1,791  Conseco Finance Home Loan Trust, Series 1999-G, Class M2              06/15/24            9.520          1,795,353
          350  Conseco Finance Securitizations Corp.,
               Series 1999-F, Class M2                                               10/15/30            9.300            373,735
        1,352  Conseco Finance Securitizations Corp.,
               Series 1999-H, Class MF2                                              12/15/29            9.290          1,371,897
        1,000  Conseco Finance Securitizations Corp.,
               Series 2000-5, Class M1                                               02/01/32            8.400            205,000
        5,000  Credit-Based Asset Servicing and Securitization,
               Series 2004-CB5, Class AVI                                            08/25/34            1.600~         5,000,000
        4,349  CWABS, Inc., Series 2004-4, Class 3A1                                 11/25/23            1.550~         4,349,384
        4,776  CWABS, Inc., Series 2004-5, Class 4A1                                 08/25/23            1.410~         4,774,221
        1,638  Embarcadero Aircraft Securitization Trust,
               Series 2000-A, Class B (2)++                                          08/15/25            2.480~               512
        1,719  EMC Mortgage Loan Trust, Series 2003-A, Class A2 (2)                  08/25/40            2.200~         1,733,935
        4,514  First Franklin Mortgage Loan Trust, Series 2003-FF5,
               Class A2                                                              03/25/34            2.820~         4,575,091
        2,489  Fremont Home Loan Trust, Series 2003-1, Class A2                      02/25/33            1.790~         2,493,549
          594  Long Beach Mortgage Loan Trust, Series 2002-1, Class 2A1              05/25/32            1.770~           593,852
        3,669  Renaissance Home Equity Loan Trust, Series 2003-2, Class A            08/25/33            1.890~         3,680,524
        4,831  Renaissance Home Equity Loan Trust, Series 2004-2,
               Class AV1                                                             07/25/34            1.610~         4,831,321
        2,605  Specialty Underwriting & Residential Financing,
               Series 2003-BC1, Class A                                              01/25/34            1.790~         2,609,240
          924  Structured Asset Investment Loan Trust, Series-BC3, Class A1          04/25/33            1.550~           923,560
---------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $41,599,737)                                                                     39,311,174
---------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES - 0.40%
          774  FHLMC REMIC, Series 0013, Class B (1)+++                              06/25/23            7.000            139,140
            6  FHLMC REMIC, Series 0015, Class WA (1)+++                             03/25/22            7.000                  9
           65  FHLMC REMIC, Series 1554, Class I (1)+++                              08/15/08            6.500              4,230
        2,307  FHLMC REMIC, Series 1627, Class PN (1)+++                             09/15/22            6.000            146,048
           81  FHLMC REMIC, Series 2136, Class GD (1)+++                             03/15/29            7.000             16,326
          425  FHLMC REMIC, Series 2178, Class PI (1)+++                             08/15/29            7.500             74,233
            1  FNMA REMIC, Trust 1992-142, Class KB (1)+++                           08/25/07           11.980             12,772
            1  FNMA REMIC, Trust 1992-157, Class JA (1)+++                           09/25/07           10.146             12,709
           63  FNMA REMIC, Trust 1993-138, Class JC (1)+++                           11/25/22            7.000                576
           58  FNMA REMIC, Trust 1994-030, Class IA (1)+++                           11/25/22            6.500                828
       41,097  Hilton Hotel Pool Trust, Series 2000-HLTA, Class X (2)+++             10/03/15            0.886          1,491,553
---------------------------------------------------------------------------------------------------------------------------------
Total Stripped Mortgage-Backed Securities (cost - $1,918,446)                                                           1,898,424
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT - 2.01%

U.S. - 2.01%
$       9,500  Wells Fargo Bank N.A. (cost - $9,500,000)                             08/20/04             1.35%    $    9,500,000

COMMERCIAL PAPER@ - 3.86%

FINANCE--NONCAPTIVE DIVERSIFIED - 2.87%
       13,600  General Electric Capital Corp.                            09/08/04 to 11/16/04   1.300 to 1.610         13,547,207

PHARMACEUTICALS - 0.99%
        4,700  Pfizer, Inc. (2)                                                      08/18/04            1.300          4,697,115
---------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost - $18,244,322)                                                                            18,244,322
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 40.72%
        7,700  U.S. Treasury Bills+                                      09/16/04 to 12/09/04   1.192 to 1.515          7,659,828
        9,775  Federal Home Loan Bank                                    08/25/04 to 09/15/04   1.090 to 1.410          9,762,683
       87,400  Federal Home Loan Mortgage Corp.                          08/20/04 to 11/22/04   1.079 to 1.579         87,195,071
       88,000  Federal National Mortgage Association                     09/01/04 to 11/01/04   1.130 to 1.560         87,773,009
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government and Agency Obligations
(cost - $192,390,591)                                                                                                 192,390,591
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.39%
        1,821  Repurchase Agreement dated 07/30/04 with State Street
               Bank & Trust Co., collateralized by $1,480,000 U.S.
               Treasury Bonds, 7.500% due 11/15/16; (value -
               $1,860,668); proceeds: $1,821,175 (cost - $1,821,000)                 08/02/04            1.150          1,821,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments Before Investments Sold Short
(cost - $736,674,479) - 155.68%                                                                                       735,538,148
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS SOLD SHORT - (9.52)%
      (14,000) FHLMC TBA                                                                  TBA            5.500        (14,043,750)
       (9,000) FNMA TBA                                                                   TBA            5.000         (8,741,250)
      (10,000) FNMA TBA                                                                   TBA            5.500        (10,025,000)
       (4,000) FNMA TBA                                                                   TBA            6.000         (4,102,500)
       (8,000) GNMA TBA                                                                   TBA            5.500         (8,045,000)
---------------------------------------------------------------------------------------------------------------------------------
Total Investments Sold Short (proceeds - $44,670,078)                                                                 (44,957,500)
Other liabilities in excess of other assets - (46.16)%                                                               (218,116,363)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                               $  472,464,285
---------------------------------------------------------------------------------------------------------------------------------

@     Interest rates shown are the discount rates at date of purchase.

*     Entire or partial amount pledged as collateral for investments sold short.

~ Floating rate securities. The interest rates shown are the current rates as of July 31, 2004.

+ Entire or partial amount pledged as collateral for futures and options transactions.

++    Bond interest in default.

+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(1)   Illiquid securities representing 0.09% of net assets.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.69% of net assets as of July 31, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of July 31, 2004.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NUMBER OF
CONTRACTS
  (000)                                                                                                                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
        3,300  3 Month LIBOR(1) Interest Rate Swap, strike @ 5.97%,
               expires 10/04/04                                                                                    $      254,298
       11,700  3 Month LIBOR(1) Interest Rate Swap, strike @ 4.50%,
               expires 08/02/04                                                                                             2,574
       15,000  3 Month LIBOR(1) Interest Rate Swap, strike @ 4.00%,
               expires 10/31/05                                                                                           139,200
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          396,072
---------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN
        3,300  3 Month LIBOR(1) Interest Rate Swap, strike @ 5.97%,
               expires 10/04/04                                                                                               924
       11,700  3 Month LIBOR(1) Interest Rate Swap, strike @ 5.50%,
               expires 08/02/04                                                                                                 0
       15,000  3 Month LIBOR(1) Interest Rate Swap, strike @ 7.00%,
               expires 10/31/05                                                                                           160,950
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          161,874
---------------------------------------------------------------------------------------------------------------------------------
Total Written Options (premiums received $795,015)                                                                 $      557,946
---------------------------------------------------------------------------------------------------------------------------------

NUMBER OF                                                                             IN         EXPIRATION          UNREALIZED
CONTRACTS                             CONTRACTS TO DELIVER                       EXCHANGE FOR       DATES           APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
          299  U.S. Treasury Note 10 Year Futures                               $  33,056,031  September 2004      $       48,875
            1  U.S. Treasury Note 10 Year Futures                                     108,773  December 2004                  727
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $       49,602
---------------------------------------------------------------------------------------------------------------------------------

(1)  3 Month LIBOR (London Interbank Offered Rate) at July 31, 2004 was 1.700%.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

PRINCIPAL
 AMOUNT                                                                            MATURITY         INTEREST
 (000)                                                                               DATES            RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 22.73%
$       4,950  U.S. Treasury Bonds                                                   11/15/10           12.750%    $    5,594,851
        9,430  U.S. Treasury Bonds                                                   11/15/12           10.375         11,502,761
        1,025  U.S. Treasury Bonds                                                   11/15/21            8.000          1,359,126
        1,040  U.S. Treasury Bonds                                                   08/15/23            6.250          1,166,507
        1,115  U.S. Treasury Notes (1)                                               09/30/05            1.625          1,108,162
          920  U.S. Treasury Notes                                                   11/15/05            5.750            960,286
       25,710  U.S. Treasury Notes                                                   11/30/05            1.875         25,571,397
        1,065  U.S. Treasury Notes                                                   12/31/05            1.875          1,057,886
           25  U.S. Treasury Notes                                                   05/15/06            4.625             25,889
       10,190  U.S. Treasury Notes (1)                                               05/15/07            3.125         10,221,844
        3,110  U.S. Treasury Notes                                                   07/15/09            3.625          3,100,767
        8,765  U.S. Treasury Notes                                                   02/15/12            4.875          9,132,034
        6,720  U.S. Treasury Notes                                                   11/15/12            4.000          6,575,103
        6,050  U.S. Treasury Notes                                                   05/15/14            4.750          6,179,742
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost - $84,577,940)                                                                 83,556,355
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 3.71%
        3,875  FHLMC                                                                 04/01/08            3.500          3,835,002
        2,600  FHLMC                                                                 01/12/09            3.875          2,572,248
        1,125  FHLMC                                                                 02/27/09            3.750          1,113,339
        1,520  FHLMC                                                                 09/15/09            6.625          1,692,774
        2,545  FHLMC                                                                 12/08/10            4.750          2,544,489
        1,600  FHLMC                                                                 10/11/12            4.750          1,569,686
           18  FHLMC                                                                 04/01/17            5.500             18,453
          300  FHLMC TBA                                                                  TBA            5.500            307,875
---------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates (cost - $13,709,447)                                         13,653,866
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 12.38%
        1,775  FNMA                                                                  06/16/06            1.750          1,740,601
        3,325  FNMA                                                                  04/15/07            5.250          3,495,749
        2,440  FNMA                                                                  05/17/07            3.750          2,449,277
        7,290  FNMA                                                                  09/15/09            6.625          8,119,544
        5,235  FNMA                                                                  01/15/10            7.250          5,990,777
        2,900  FNMA                                                                  06/15/10            7.125          3,314,920
        4,480  FNMA                                                                  02/21/13            4.750          4,363,435
          492  FNMA                                                                  08/01/15            5.500            507,596
        3,632  FNMA                                                                  10/25/30            5.500          3,778,770
        2,833  FNMA                                                                  11/25/30            5.500          2,942,074
          956  FNMA ARM                                                              08/01/32            5.573            969,056
        1,267  FNMA ARM                                                              10/01/32            5.191          1,298,337
        3,401  FNMA ARM                                                              12/01/33            4.335          3,417,855
        3,143  FNMA ARM                                                              04/01/34            4.025          3,117,052
---------------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association Certificates (cost - $46,108,629)                                          45,505,043
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.58%
$       1,766  FNMA REMIC Trust, Series 2002-63, Class EJ                            10/25/32            6.000%    $    1,849,022
        2,000  Chase Commercial Mortgage Securities Corp.,
               Series 1999-2, Class A2                                               01/15/32            7.198          2,246,071
          240  Enterprise Mortgage Acceptance Co., Series 1998-1,
               Class A1                                                              01/15/25            6.110            237,873
        1,530  First Union Lehman Brothers Bank of America, Series
               1998-C2, Class A2                                                     11/18/35            6.560          1,657,159
        2,475  GE Capital Commercial Mortgage Corp., Series 2004-C3,
               Class A3                                                              07/10/39            4.865          2,476,160
        1,850  LB Commercial Conduit Mortgage Trust, Series 1998-C4,
               Class A1B                                                             10/15/35            6.210          1,988,653
        1,692  LB Commercial Conduit Mortgage Trust, Series 1999-C2,
               Class A1                                                              07/15/32            7.105          1,798,276
        1,172  Nationslink Funding Corp., Series 1999-SL, Class A6                   11/10/30            6.608          1,232,872
        1,882  Structured Asset Securities Corp., Series 2003-2,
               Class C (2)                                                           01/21/09            2.030~         1,881,138
        1,433  Structured Asset Securities Corp., Series 2003-AL1,
               Class A (2)                                                           04/25/31            3.356          1,326,624
        3,905  Structured Asset Securities Corp., Series 2004-6,
               Class 4A1 ARM                                                         06/25/34            4.910          3,889,275
        3,671  Wells Fargo Mortgage Backed Securities Trust,
               Series 2004-H, Class A1                                               06/25/34            4.540~         3,615,071
---------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $24,263,536)                                                         24,198,194
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 9.21%
          412  Aames Mortgage Trust, Series 1996-D, Class A1G                        03/15/29            7.320            412,159
        4,000  American Express Credit Account Master Trust,
               Series 2000-1, Class A                                                09/17/07            7.200          4,111,524
        4,075  Capital Auto Receivables Asset Trust, Series 2002-3,
               Class A3                                                              10/16/06            3.580          4,120,901
        2,890  Citibank Credit Card Issuance Trust, Series 1998-2,
               Class A                                                               01/15/10            6.050          3,115,633
        3,475  Citibank Credit Card Issuance Trust, Series 2003-A6,
               Class A6                                                              05/17/10            2.900          3,357,499
        3,325  Citibank Credit Card Issuance Trust, Series 2004-A1,
               Class A1                                                              01/20/09            2.550          3,267,220
        2,825  DaimlerChrysler Auto Trust, Series 2004-B, Class A3                   09/08/08            3.180          2,827,207
        2,000  Epoch 2002 Ltd.                                                       05/30/07            1.773~         1,970,000
           73  Ford Credit Auto Owner Trust, Series 2001-D, Class A3                 06/15/05            4.310             73,042
        2,100  MBNA Master Credit Card Trust, Series 2000-E, Class A                 10/15/12            7.800          2,463,271
        2,925  MBNA Master Credit Card Trust, Series 2004-A4, Class A4               09/15/09            2.700          2,871,749
        3,450  Nissan Auto Receivables Owner Trust, Series 2004-B,
               Class A4                                                              12/15/09            4.000          3,475,943
        2,045  Polaris Securities, Inc., Series 2001-1, Class A1+                    07/15/09            9.370*         1,799,400
---------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $33,432,444)                                                                     33,865,548
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 33.90%

AEROSPACE & DEFENSE - 0.68%
          720  Lockheed Martin Corp.                                                 12/01/09            8.200            847,033
          340  Northrop Grumman Corp.                                                02/15/11            7.125            382,442
        1,180  Raytheon Co.                                                          08/15/07            6.750          1,282,058
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,511,533
---------------------------------------------------------------------------------------------------------------------------------
AIRLINES - 0.14%
          540  Continental Airlines, Inc.                                            02/02/19            6.545            508,798

AUTOMOTIVE - 1.99%
          725  American Honda Finance (2)                                            05/26/09            4.500            731,090
          825  DaimlerChrysler N.A. Holding Corp.                                    01/15/08            4.750            839,004
        1,065  DaimlerChrysler N.A. Holding Corp.                                    06/04/08            4.050          1,055,270
           50  DaimlerChrysler N.A. Holding Corp.                                    11/15/13            6.500             52,079
        1,225  Ford Motor Credit Co. MTN                                             12/30/14            9.140          1,253,976
        1,930  General Motors Acceptance Corp.                                       05/15/09            5.625          1,934,783

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

AUTOMOTIVE (CONCLUDED)
$         730  General Motors Acceptance Corp.                                       03/02/11            7.250%    $      767,804
          665  General Motors Acceptance Corp.                                       09/15/11            6.875            682,667
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,316,673
---------------------------------------------------------------------------------------------------------------------------------
BANKING--NON-U.S. - 0.19%

UNITED KINGDOM - 0.19%
          595  Barclays Bank PLC (2)                                                 09/29/49            8.550~           711,640

BANKING--U.S. - 5.39%
          550  American Express Centurion                                            07/30/09            4.375            552,497
        1,420  Anz Capital Trust I (2)                                               01/29/49            4.484~         1,394,546
          400  BankBoston N.A.                                                       04/15/08            6.375            433,432
          260  Bank of America Corp.                                                 04/15/06            7.200            278,000
          295  Bank of America Corp.                                                 02/01/07            5.250            308,421
          335  Bank of America Corp.                                                 01/15/08            3.875            335,985
        1,315  Bank of America Corp.                                                 02/15/10            7.800          1,519,548
          125  Bank of America Corp.                                                 09/15/12            4.875            123,354
          250  Bank of America Corp.                                                 06/15/14            5.375            251,116
          425  Bank One Corp.                                                        06/30/08            2.625            403,477
          975  Bank One N.A., Illinois                                               01/15/08            3.700            972,247
        2,050  DEPFA ACS Bank                                                        10/29/08            3.625          2,039,834
          675  Firstar Bank N.A.                                                     07/05/10            7.800            706,778
          680  Fleet National Bank                                                   01/15/09            5.750            722,237
          250  Huntington National Bank                                              10/16/06            2.750            248,666
          100  Rabobank Capital Fund II (2)                                          12/31/49            5.260             97,786
          500  Suntrust Bank                                                         06/15/09            4.415            503,100
        1,425  U.S. Bank NA                                                          03/12/07            2.400          1,390,408
          860  U.S. Bank NA                                                          02/01/08            6.500            939,251
          785  U.S. Central Credit Union                                             05/30/08            2.750            755,916
          190  Wachovia Corp.                                                        08/15/08            3.500            186,424
          840  Wachovia Corp.                                                        12/15/08            5.625            893,740
          715  Wachovia Corp.                                                        02/17/09            3.625            697,593
          925  Wells Fargo & Co.                                                     05/21/06            5.900            974,073
        1,150  Wells Fargo & Co.                                                     08/15/08            3.120          1,113,003
        1,900  Wells Fargo & Co.                                                     08/15/08            4.000          1,894,889
           65  Wells Fargo & Co.                                                     11/15/14            5.000             63,443
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       19,799,764
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.18%
          670  Nationwide Building Society (2)                                       01/30/07            2.625            656,829

DRUGS & MEDICINE - 0.21%
          745  Bristol Myers Squibb                                                  10/01/11            5.750            782,105

ELECTRIC UTILITIES - 0.46%
          525  CenterPoint Energy Houston Electric LLC                               03/15/13            5.700            544,261
          380  Ontario Hydro                                                         01/30/08            6.100            409,064
          750  SP Powerassets Ltd. (2)                                               10/22/08            3.800            738,737
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,692,062
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

ELECTRONICS - 0.03%
$         115  Loral Corp.                                                           09/15/23            7.000%    $      123,996

ENERGY - 1.01%
        1,445  Anadarko Petroleum Corp.                                              03/01/07            5.375          1,512,194
          675  Anadarko Petroleum Corp.                                              05/01/08            3.250            658,570
           60  Conoco Funding Co.                                                    10/15/06            5.450             62,890
          340  Florida Power Corp.                                                   03/01/13            4.800            332,834
          400  Occidental Petroleum Corp.                                            01/15/12            6.750            444,492
          675  Ocean Energy, Inc.                                                    10/01/07            4.375            684,515
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,695,495
---------------------------------------------------------------------------------------------------------------------------------
FINANCE--CONSUMER - 0.35%
        1,175  Commercial Credit Co.                                                 07/01/07            6.750          1,276,855

FINANCIAL SERVICES - 12.17%
          450  Bank of New York Co., Inc. MTN                                        09/01/07            3.900            455,966
          700  Bear Stearns Co., Inc.                                                03/25/09            3.250            667,645
        1,100  Citigroup, Inc.                                                       05/10/06            5.750          1,152,730
        1,070  Citigroup, Inc.                                                       03/06/07            5.000          1,112,188
          365  Citigroup, Inc.                                                       07/29/09            4.250            364,370
        2,460  Citigroup, Inc.                                                       10/01/10            7.250          2,796,053
           95  Citigroup, Inc.                                                       05/05/14            5.125             94,294
        2,875  Eksportfinans                                                         07/15/09            4.375          2,902,195
        2,270  General Electric Capital Corp. MTN                                    07/16/07            3.450          2,264,373
        1,225  General Electric Capital Corp. MTN                                    08/15/07            3.500          1,222,604
        3,200  General Electric Capital Corp. MTN                                    11/15/10            6.875          3,587,558
          210  General Electric Capital Corp. MTN                                    02/15/12            5.875            222,662
          690  Goldman Sachs Group, Inc.                                             01/15/11            6.875            763,518
          950  Goldman Sachs Group, Inc.                                             09/01/12            5.700            973,690
          260  Goldman Sachs Group, Inc.                                             07/15/13            4.750            247,283
          730  Greenpoint Financial Corp.                                            06/06/08            3.200            706,446
          675  Household Finance Corp.                                               07/15/06            7.200            725,634
          350  Household Finance Corp.                                               01/30/07            5.750            369,366
          525  Household Finance Corp.                                               12/15/08            4.125            521,622
           50  Household Finance Corp.                                               08/01/10            6.375             54,082
        2,125  Household Finance Corp.                                               10/15/11            6.375          2,290,408
          475  Household Finance Corp.                                               11/27/12            6.375            509,960
        2,765  J.P. Morgan Chase & Co.                                               05/30/07            5.250          2,889,212
        1,530  J.P. Morgan Chase & Co.                                               02/01/08            4.000          1,534,645
          570  J.P. Morgan Chase & Co.                                               03/15/12            6.625            621,569
          375  Lehman Brothers Holdings, Inc.                                        02/05/06            6.625            394,842
        1,090  Lehman Brothers Holdings, Inc.                                        05/15/06            6.250          1,149,821
          300  Lehman Brothers Holdings, Inc.                                        02/01/08            7.000            329,745
          800  Massmutual Global Funding (2)                                         07/15/08            2.550            759,990
        1,570  Morgan Stanley & Co.                                                  04/01/07            5.800          1,660,932
           50  Morgan Stanley & Co.                                                  01/15/09            3.875             49,078

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

FINANCIAL SERVICES (CONCLUDED)
$         285  Morgan Stanley & Co.                                                  04/15/11            6.750%    $      313,088
        1,125  Morgan Stanley & Co.                                                  03/01/13            5.300          1,120,595
        1,000  New York Life Global Funding MTN (2)                                  01/15/09            3.875            989,837
        1,600  Principal Life Global Funding (2)                                     04/30/08            3.625          1,589,103
        1,030  SLM Corp.                                                             04/10/07            5.625          1,084,262
        1,180  SLM Corp.                                                             03/17/08            3.625          1,172,238
          660  SLM Corp.                                                             08/27/12            5.125            656,981
          275  SLM Corp.                                                             05/15/14            5.375            274,169
          650  State Street Capital Trust II MTN                                     02/15/08            1.750~           653,992
          345  State Street Corp.                                                    06/15/10            7.650            403,947
        1,970  TIAA Global Markets (2)                                               01/22/08            3.875          1,980,313
          375  U.S. Bancorp                                                          08/23/07            3.950            379,725
          700  Washington Mutual Finance Corp.                                       05/15/06            6.250            740,733
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       44,753,464
---------------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE - 1.87%
          355  Anheuser Busch Cos., Inc.                                             04/15/12            4.700            351,990
          460  Cadbury Schweppes US Finance (2)                                      10/01/08            3.875            453,985
          310  Diageo Capital PLC                                                    03/20/08            3.375            305,162
          880  Diageo Finance BV                                                     04/01/11            3.875            838,493
          220  General Mills, Inc.                                                   10/24/06            2.625            215,960
        1,750  General Mills, Inc.                                                   02/15/07            5.125          1,821,437
          400  Kellogg Co.                                                           04/01/11            6.600            442,173
        1,070  Kraft Foods, Inc.                                                     11/01/11            5.625          1,104,067
          650  Kroger Co.                                                            04/01/11            6.800            713,823
          610  Nabisco, Inc.                                                         06/15/05            6.850            629,685
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,876,775
---------------------------------------------------------------------------------------------------------------------------------
HOUSING - 0.05%
          190  Pulte Homes Inc.                                                      07/15/09            4.875            189,558

INSURANCE - 1.25%
          450  AIG SunAmerica Global Financing IX (2)                                01/17/07            5.100            466,845
        2,200  ASIF Global Financing XVIII (2)~~~                                    11/26/07            3.850          2,202,453
          235  Metropolitan Life Global Funding (2)                                  07/30/09            4.250            233,953
          425  Monumental Global Funding (2)                                         07/30/09            4.375            424,519
          445  Protective Life Second Trust                                          11/24/08            3.700            439,734
          850  Prudential Financial, Inc.                                            05/01/08            3.750            845,267
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,612,771
---------------------------------------------------------------------------------------------------------------------------------
MEDIA - 1.93%
          745  Comcast Corp.                                                         02/15/08            7.625            818,648
        1,810  Comcast Corp.                                                         03/15/11            5.500          1,846,443
        2,195  Continental Cablevision, Inc.                                         05/15/06            8.300          2,381,825
          925  Time Warner, Inc.                                                     08/15/06            8.110          1,007,676
          425  Time Warner, Inc.                                                     05/01/12            6.875            463,181

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

MEDIA (CONCLUDED)
$         350  Time Warner, Inc.                                                     02/01/24            7.570%    $      381,458
          175  Walt Disney Co.                                                       06/20/14            6.200            185,184
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,084,415
---------------------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS - 0.09%
          330  Boston Scientific                                                     06/15/14            5.450            332,238

MEDICAL PROVIDERS - 0.10%
          325  Anthem, Inc.                                                          08/01/12            6.800            359,084

OIL & GAS - 0.33%
          150  Encana Corp.                                                          08/15/09            4.600            150,928
          550  Encana Corp.                                                          10/15/13            4.750            526,001
          270  Encana Holdings Financial Corp.                                       05/01/14            5.800            277,331
          270  XTO Energy Inc.                                                       02/01/14            4.900            258,914
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,213,174
---------------------------------------------------------------------------------------------------------------------------------
OIL REFINING - 0.09%
          300  Tosco Corp.                                                           01/01/07            7.250            325,871

PAPER & FOREST PRODUCTS - 0.13%
          500  International Paper Co.                                               01/15/09            4.250            493,615

PHARMACEUTICALS - 0.19%
          740  Wyeth                                                                 02/01/14            5.500            714,550

RAILROADS - 0.62%
          875  Burlington Northern Santa Fe Corp.                                    04/15/07            7.875            972,531
          750  Canadian National Railway Co.                                         03/15/13            4.400            709,924
          555  Union Pacific Corp.                                                   12/01/06            6.700            595,641
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,278,096
---------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.31%
          340  Archstone-Smith Operating Trust                                       08/15/07            5.000            350,613
          425  Archstone-Smith Operating Trust                                       06/15/08            3.000            406,775
          555  AvalonBay Communities, Inc. MTN                                       08/01/07            5.000            577,132
          280  AvalonBay Communities, Inc. MTN                                       11/01/12            6.125            292,991
          985  EOP Operating LP                                                      03/15/14            4.750            918,936
          780  ERP Operating LP                                                      03/15/12            6.625            849,416
          175  ERP Operating LP                                                      04/01/13            5.200            172,906
          925  Simon Property Group LP                                               01/30/09            3.750            895,027
          340  Simon Property Group LP                                               03/15/13            5.450            338,509
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,802,305
---------------------------------------------------------------------------------------------------------------------------------
RETAIL - 0.16%
           10  Wal-Mart Stores, Inc.                                                 10/01/08            3.375              9,778
          425  Wal-Mart Stores, Inc.                                                 08/10/09            6.875            475,864
          100  Wal-Mart Stores, Inc.                                                 06/29/11            8.875            101,959
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          587,601
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.65%
          110  Cox Communications, Inc.                                              11/01/10            7.750            125,522

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)

TELECOMMUNICATIONS (CONCLUDED)
$         925  Deutsche Telekom International Finance BV                             06/15/05            7.750%~   $      969,868
          125  Deutsche Telekom International Finance BV                             06/15/10            8.000            147,432
          100  TCI Communications, Inc.                                              08/01/13            7.875            114,984
        1,000  Telefonica Europe BV                                                  09/15/10            7.750          1,155,434
          535  Turner Broadcasting Systems, Inc.                                     07/01/13            8.375            631,547
        2,825  Verizon New Jersey, Inc.                                              01/17/12            5.875          2,931,598
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,076,385
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.76%
          650  Dominion Resources, Inc.                                              12/15/09            5.125            661,662
          125  Dominion Resources, Inc.                                              09/17/12            5.700            128,455
          330  Exelon Corp.                                                          05/01/11            6.750            360,779
          690  Panhandle Eastern Pipe Line                                           03/15/07            2.750            665,206
          360  Virginia Electric & Power Co.                                         03/31/06            5.750            375,667
          550  Virginia Electric & Power Co.                                         03/01/25            8.250            585,407
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,777,176
---------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS - 0.57%
          900  Vodafone Group PLC                                                    01/30/08            3.950            903,755
          740  Vodafone Group PLC                                                    02/15/10            7.750            853,375
          335  Vodafone Group PLC                                                    12/16/13            5.000            328,941
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,086,071
---------------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes (cost - $124,763,099)                                                                           124,638,899
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 5.60%

CANADA - 1.01%
          855  British Columbia Province of Canada                                   10/29/08            5.375            902,692
        2,570  Quebec Province                                                       01/30/07            7.000          2,795,029
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,697,721
---------------------------------------------------------------------------------------------------------------------------------
FRANCE - 1.02%
EUR     3,100  French Treasury Notes                                                 01/12/09            3.500          3,744,645

GERMANY - 3.10%
EUR     3,975  Federal Republic of Germany                                           02/16/07            4.000          4,916,941
EUR     5,440  Federal Republic of Germany                                           04/17/09            3.250          6,490,682
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,407,623
---------------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.47%
          300  United Mexican States                                                 10/08/08            4.625            298,800
        1,400  United Mexican States                                                 03/03/15            6.625          1,422,400
                                                                                                                        1,721,200
---------------------------------------------------------------------------------------------------------------------------------
Total International Government Obligations (cost - $20,656,895)                                                        20,571,189
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS@ - 5.53%
        3,300  Federal Home Loan Bank                                                08/02/04            1.270          3,299,884
        7,500  Federal Home Loan Mortgage Corp.                                      08/03/04            1.239          7,499,484
        9,550  Federal National Mortgage Association                                 08/19/04            1.210          9,544,222
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government Agency Obligations (cost - $20,343,590)                                               20,343,590
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                          MATURITY           INTEREST
 (000)                                                                             DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.02%
$          66  Repurchase Agreement dated 07/30/04 with State Street
               Bank & Trust Co., collateralized by $6,424 U.S. Treasury
               Bills, zero coupon due 08/12/04 to 10/21/04, $34,370
               U.S. Treasury Bonds, 6.000% to 8.750% due 05/15/16 to
               02/15/26 and $14,100 U.S. Treasury Notes, 1.875% to
               7.875% due 09/30/04 to 08/15/07; (value - $67,329);
               proceeds: $66,006 (cost - $66,000)                                    08/02/04            1.150%    $       66,000

NUMBERS OF
 SHARES
 (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 0.00%

MONEY MARKET FUNDS++ - 0.00%
            1  AIM Liquid Assets Portfolio                                                               1.250                942
            1  Scudder Money Market Series                                                               1.233                875
            2  UBS Private Money Market Fund LLC**                                                       1.272              1,683
---------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $3,500)                                                                                    3,500
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $367,925,080) - 99.66%                                                                      366,402,184
Other assets in excess of liabilities - 0.34%                                                                           1,260,173
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                               $  367,662,357
---------------------------------------------------------------------------------------------------------------------------------

(1)    Security, or portion thereof, was on loan at July 31, 2004.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.53% of net assets as of July 31, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

~ Floating rate securities. The interest rates shown are the current rates as of July 31, 2004.

@      Interest rates shown are the discount rates at date of purchase.

*      Annualized yield at date of purchase.

**     Affiliated issuer.

~~~    Entire or partial amount pledged as collateral for futures transactions.

+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

++     Interest rates shown reflect yield at July 31, 2004.

ARM Adjustable Rate Mortgage - The interest rate shown is the current rate as of July 31, 2004.

MTN    Medium Term Notes.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

EUR    Euro Dollars.

                                                                                                                   UNREALIZED
NUMBER OF                                                                           IN            EXPIRATION      APPRECIATION
CONTRACTS                        CONTRACTS TO RECEIVE                           EXCHANGE FOR         DATES       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
      267 U.S. Treasury Note 5 Year Futures                                     $  28,934,573   September 2004   $     (301,927)
       35 U.S. Treasury Bond 30 Year Futures                                        3,631,895   September 2004         (155,762)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       (457,689)
-------------------------------------------------------------------------------------------------------------------------------

                                 CONTRACTS TO DELIVER
       27 Euro Bond 5 Year Futures                                                  3,586,703   September 2004           22,754
       51 U.S. Treasury Note 2 Year Futures                                        10,720,335   September 2004           47,040
      239 U.S. Treasury Note 10 Year Futures                                       25,983,589   September 2004          478,192
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        547,986
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $       90,297
-------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                    UNREALIZED
                                                                     CONTRACTS TO       IN           MATURITY      APPRECIATION
                                                                        DELIVER     EXCHANGE FOR       DATES      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Euro Dollar                                                            3,550,146   USD   4,408,607     10/25/04    $      142,106
Euro Dollar                                                           11,432,038   USD  14,133,429     10/25/04           394,613
United States Dollar                                                   3,077,966   EUR   2,511,600     10/25/04           (59,570)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $      477,149
---------------------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

EUR  Euro Dollars
USD  U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
 (000)                                                                          DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 7.25%
$       9,529  U.S. Treasury Bonds                                                   01/15/25            2.375%    $    9,502,544
        1,287  U.S. Treasury Inflation Index Notes (2)~~                             01/15/08            3.625          1,409,049
        3,113  U.S. Treasury Inflation Index Notes (2)                               01/15/09            3.875          3,480,443
        5,956  U.S. Treasury Inflation Index Notes (2)~~                             01/15/10            4.250          6,841,286
        1,052  U.S. Treasury Inflation Index Notes (2)                               07/15/12            3.000          1,142,594
        5,628  U.S. Treasury Inflation Index Notes (2)                               01/15/14            2.000          5,642,218
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost - $27,927,869)                                                                 28,018,134
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 4.25%
          193  GNMA                                                                  06/15/17            8.000            211,287
          219  GNMA                                                                  07/15/17            8.000            240,164
          118  GNMA                                                                  09/15/17            8.000            129,366
          251  GNMA                                                                  11/15/17            8.000            275,195
           46  GNMA                                                                  12/15/31            5.500             46,863
           54  GNMA                                                                  01/15/32            5.500             54,657
           37  GNMA                                                                  10/15/32            5.500             37,739
           29  GNMA                                                                  12/15/32            5.500             29,273
        8,583  GNMA                                                                  05/15/33            5.000          8,431,428
           94  GNMA                                                                  06/15/33            5.500             95,217
          115  GNMA                                                                  07/15/33            5.500            116,860
          490  GNMA                                                                  08/15/33            5.500            494,466
        5,811  GNMA                                                                  10/15/33            5.500          5,858,701
           37  GNMA                                                                  12/15/33            5.500             37,466
          100  GNMA                                                                  01/15/34            5.500            100,717
           29  GNMA II ARM                                                           11/20/23            4.625             29,144
           34  GNMA II ARM                                                           07/20/25            4.750             34,441
           89  GNMA II ARM                                                           01/20/26            3.375             89,289
          119  GNMA II ARM                                                           05/20/26            4.375            118,789
---------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association Certificates
(cost - $16,528,241)                                                                                                   16,431,062
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 2.49%
        7,794  FHLMC                                                                 11/01/08            4.500          7,893,234
        1,595  FHLMC                                                                 05/01/25            7.645          1,736,886
---------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates
(cost - $9,546,577)                                                                                                     9,630,120
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.14%
          309  FHA GMAC                                                              12/01/21            7.430            314,095
           90  FHA Reilly                                                            08/01/20            7.430             90,956
          119  FHA Reilly                                                            10/01/20            7.430            120,818
---------------------------------------------------------------------------------------------------------------------------------
Total Federal Housing Administration Certificates (cost - $541,227)                                                       525,869
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 11.10%
        3,744  FNMA                                                                  12/01/09            6.970          4,101,601
          616  FNMA                                                                  05/01/30            4.020            631,559
        2,684  FNMA                                                                  05/01/34            5.000          2,618,626

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
 (000)                                                                          DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
$         139  FNMA ARM                                                              04/01/27            3.448%~   $      143,695
          225  FNMA ARM                                                              05/01/27            3.474            231,954
        4,965  FNMA ARM                                                              07/01/34            4.629          5,027,886
        1,468  FNMA ARM                                                              08/01/40            2.625          1,489,641
          432  FNMA ARM COFI                                                         11/01/26            3.311            434,441
       28,000  FNMA TBA                                                                   TBA            5.000         28,201,264
---------------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association Certificates
(cost - $42,308,698)                                                                                                   42,880,667
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 56.98%
          624  FHLMC REMIC, Series 1278, Class K                                     05/15/22            7.000            625,605
            8  FHLMC REMIC, Series 1366, Class H                                     08/15/07            6.000              7,686
            9  FHLMC REMIC, Series 1367, Class KA                                    09/15/22            6.500              9,553
        1,627  FHLMC REMIC, Series 1502, Class PX-Z                                  04/15/23            7.000          1,731,982
          848  FHLMC REMIC, Series 1503, Class PZ                                    05/15/23            7.000            896,683
          591  FHLMC REMIC, Series 1534, Class Z                                     06/15/23            5.000            591,024
          755  FHLMC REMIC, Series 1548, Class Z                                     07/15/23            7.000            799,442
        1,079  FHLMC REMIC, Series 1562, Class Z                                     07/15/23            7.000          1,130,267
           31  FHLMC REMIC, Series 1611, Class I                                     02/15/23            6.000             30,887
            9  FHLMC REMIC, Series 1614, Class QZ                                    11/15/23            6.500              9,146
          226  FHLMC REMIC, Series 1694, Class Z                                     03/15/24            6.500            229,210
        2,227  FHLMC REMIC, Series 2061, Class Z                                     06/15/28            6.500          2,325,214
          998  FHLMC REMIC, Series 2400, Class FQ                                    01/15/32            1.880~           999,856
        5,084  FHLMC REMIC, Series 2579, Class DZ                                    03/15/34            5.000          4,026,875
        3,565  FHLMC REMIC, Series 2764, Class ZG                                    03/15/34            5.500          3,179,045
          399  FHLMC REMIC, Series G23, Class KZ                                     11/25/23            6.500            419,881
        4,432  FHLMC REMIC, Series T-54, Class 2A                                    02/25/43            6.500          4,642,789
       14,372  FHLMC REMIC, Series T-58, Class 2A                                    09/25/43            6.500         15,081,120
          515  FNMA REMIC, Series 1998-66, Class FG                                  12/25/28            1.750~           516,742
        8,766  FNMA REMIC, Series 2002-78, Class Z                                   12/25/32            5.500          7,953,817
       10,642  FNMA REMIC, Series 2004- W8, Class 2A                                 06/25/44            6.500         11,196,142
        8,926  FNMA REMIC, Series 2004-T1, Class 1A1                                 01/25/44            6.000          9,282,832
           47  FNMA REMIC, Trust Series 1991-065, Class Z                            06/25/21            6.500             49,694
           53  FNMA REMIC, Trust Series 1992-129, Class L                            07/25/22            6.000             55,017
          108  FNMA REMIC, Trust Series 1992-G40, Class ZC                           07/25/22            7.000            114,771
          115  FNMA REMIC, Trust Series 1993-037, Class PX                           03/25/23            7.000            123,288
          464  FNMA REMIC, Trust Series 1993-060, Class Z                            05/25/23            7.000            493,912
          916  FNMA REMIC, Trust Series 1993-065, Class ZZ                           06/25/13            7.000            954,735
          148  FNMA REMIC, Trust Series 1993-070, Class Z                            05/25/23            6.900            155,019
          531  FNMA REMIC, Trust Series 1993-096, Class Z                            06/25/23            7.000            570,283
            3  FNMA REMIC, Trust Series 1993-149, Class L                            08/25/23            6.000              2,746
          123  FNMA REMIC, Trust Series 1993-160, Class ZB                           09/25/23            6.500            123,861
           73  FNMA REMIC, Trust Series 1993-163, Class ZA                           09/25/23            7.000             76,702
          382  FNMA REMIC, Trust Series 1994-023, Class PX                           08/25/23            6.000            392,587
        4,000  FNMA REMIC, Trust Series 1998-M5, Class B                             09/25/07            6.270          4,248,821
        2,187  FNMA REMIC, Trust Series 1998-M7, Class Z                             05/25/36            6.390          2,244,429
        2,500  FNMA REMIC, Trust Series 1999-W4, Class A9                            02/25/29            6.250          2,583,383

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
 (000)                                                                          DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
$          96  FNMA, Series 2000-34, Class F                                         10/25/30            1.900%~   $       96,999
        7,703  FNMA, Series 2002-80, Class A1                                        11/25/42            6.500          8,076,176
          607  GNMA REMIC, Trust Series 2000-009, Class FG                           02/16/30            1.990~           612,471
          744  GNMA REMIC, Trust Series 2002-031, Class FW                           06/16/31            1.790~           747,714
        1,926  Small Business Administration, Series 1999-20K, Class 1               11/01/19            7.060          2,102,550
        2,231  Small Business Administration, Series 2000-20K                        11/01/20            7.220          2,452,913
        6,253  Small Business Administration, Series 2001-P10B, Class 1              08/01/11            6.344          6,618,189
        5,533  Small Business Administration, Series 2002-20K, Class 1               11/01/22            5.080          5,561,861
        2,860  Small Business Administration, Series 2003-20E, Class 1               05/01/23            4.640          2,789,949
        1,523  Small Business Administration, Series 2003-20F, Class 1               06/01/23            4.070          1,426,250
          981  Small Business Administration, Series 2003-20I, Class 1               09/01/23            5.130            984,578
        2,699  Small Business Administration, Series 2003-20L, Class 1               12/01/23            4.890          2,662,937
        9,932  Small Business Administration, Series 2004-P10A, Class 1              02/01/14            4.504          9,576,082
           72  Bank America Mortgage Securities, Inc., Series 2002-G,
               Class 1A-3                                                            07/20/32            6.407~            73,328
          170  Bear Stearns, Series 2002-2, Class 3-A                                06/25/31            6.281~           180,049
          820  Bear Stearns, Series 2002-7, Class 5A-2                               08/25/32            5.815~           823,175
          171  Bear Stearns, Series 2003-1, Class 5A1                                03/25/33            5.448~           173,555
          714  Bear Stearns, Series 2003-1, Class 6a1                                04/25/33            5.120~           713,272
        3,280  Bear Stearns, Series 2003-3, Class 1A                                 10/25/33            4.670~         3,308,187
        7,036  Bear Stearns, Series 2004-3, Class 1A2                                07/25/34            3.984~         7,002,598
       14,300  Bear Stearns, Series 2004-6, Class 1A1 +++                            09/25/34            4.743~        14,415,740
       11,500  Bear Stearns, Series 2004-6, Class 2A1 +++                            09/25/34            5.206~        11,637,678
       11,500  Bear Stearns, Series 2004-7, Class 1A1 +++                            08/30/34            5.810~        11,680,137
        7,600  Bear Stearns, Series 2004-9, Class 2A1                                09/25/34            5.518~         7,733,000
          149  Capital Asset Research Funding, Series 1998-A, Class A*               12/15/05            5.905~           148,733
          716  Citicorp Mortgage Securities, Inc., Series 2002-12,
               Class 2A1                                                             12/25/32            5.250            724,356
        4,336  Countrywide Alternative Loan Trust, Series 2003-J3,
               Class 2A-1                                                            12/25/33            6.250          4,411,402
        6,354  Countrywide Home Loans, Series 2003-R4, Class 2A (1)                  01/25/34            6.500          6,544,888
        7,123  Countrywide Home Loans, Series 2004-12, Class 11A2                    08/25/34            4.431~         7,163,799
        1,155  Housing Security, Inc., Series 1992-8, Class B                        06/25/24            3.819~         1,157,856
          683  Irwin Home Equity, Series 2002-1, Class 2A-1                          06/25/29            1.740~           683,397
          895  Keycorp Student Loan Trust, Series 1996-A, Class A2                   08/27/25            2.099~           901,209
        1,881  Lehman Brothers Mortgage Trust, Series 1991-2, Class A3               01/20/17            8.395          2,095,150
          945  LTC Commercial Mortgage Certificates, Series 1998-1,
               Class A*                                                              05/28/30            6.029~           954,729
        3,475  Residential Funding Mortgage Security I, Series 2004-S2,
               Class A1                                                              03/25/34            5.250          3,488,035
        4,704  Structured Asset Mortgage Investments, Inc., Series 2002-AR3,
               Class A1                                                              09/19/32            1.610~         4,687,802
        6,236  Structured Asset Securities Corp., Series 2001-SB1,
               Class A2                                                              08/25/31            3.375          6,022,004
          430  Washington Mutual Mortgage Securities Corp., Series 2002-AR11,
               Class A1                                                              10/25/32            5.160~           433,083
          175  Washington Mutual Mortgage Securities Corp., Series 2002-AR2,
               Class 1A-1                                                            07/25/32            6.291~           177,208
        1,227  Washington Mutual Mortgage Securities Corp., Series 2002-AR6,
               Class A                                                               06/25/42            2.638~         1,238,115
---------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $218,565,738)                                                       220,156,200
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.40%
          107  C-Bass Trust, Series 2000-CB4, Class A1-A                              2/25/30            1.770~           106,951
          270  Delta Funding Home Equity Loan Trust, Series 1999-003,
               Class A1-A                                                             9/15/29            1.790~           270,384

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
 (000)                                                                          DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - (CONCLUDED)
$       1,067  Mid-State Trust, Series 4, Class A                                    04/01/30            8.330%    $    1,153,032
---------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $1,498,058)                                                                       1,530,367
---------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES++ - 0.00%
          118  FHLMC REMIC, Trust Series 1680, Class PE +                            01/15/23            6.500              3,533
           58  FNMA REMIC, Trust Series 1993-40, Class P +                           04/25/08            7.000              5,142
---------------------------------------------------------------------------------------------------------------------------------
Total Stripped Mortgage-Backed Securities (cost - $12,733)                                                                  8,675
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 8.76%

AIRLINE - 0.05%
          500  United Air Lines, Inc. (a) +                                          11/27/12           10.360            187,500

AUTOMOBILES - 0.13%
          500  Daimler Chrysler N.A. Holding                                         11/15/13            6.500            520,784

BANKING - 0.64%
          700  Delphi Corp.                                                          08/15/13            6.500            713,368
          700  Republic NY Corp.                                                     05/15/21            9.125            899,201
          800  Riggs Capital Trust                                                   12/31/26            8.625            850,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,462,569
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.10%
          400  Goldman Sachs Group, Inc.                                             10/15/13            5.250            393,420

ELECTRIC UTILITIES - 0.78%
        1,800  PSE&G Power LLC                                                       04/01/14            5.000          1,700,109
          700  Southern California Edison                                            02/15/07            8.000            774,367
          500  TXU Energy Co. LLC                                                    03/15/13            7.000            549,215
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,023,691
---------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.59%
        1,800  El Paso Corp.                                                         08/01/31            7.800          1,462,500
          800  Panhandle Eastern Pipeline                                            08/15/08            4.800            801,700
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,264,200
---------------------------------------------------------------------------------------------------------------------------------
FINANCE--NONCAPTIVE DIVERSIFIED - 0.38%
        1,420  Ford Motor Credit Corp.                                               03/15/05            7.500          1,463,162

FINANCIAL SERVICES - 2.29%
        1,400  Devon Financing Corp.                                                 09/30/31            7.875          1,623,887
        3,300  General Motors Acceptance Corp.                                       10/20/05            2.880~         3,321,803
        4,000  Infrastructure Finance Corp.                                          03/26/09            1.180~         3,920,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,865,690
---------------------------------------------------------------------------------------------------------------------------------
HOTELS/GAMING - 0.60%
          700  Cesars Entertainment, Inc.                                            09/01/09            7.500            760,375
        1,400  MGM Mirage, Inc.                                                      09/15/10            8.500          1,547,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,307,375
---------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.94%
        2,000  Cox Enterprises, Inc. (1)                                             02/15/07            8.000          2,206,578
        1,300  Time Warner, Inc.                                                     08/15/06            8.110          1,416,194
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,622,772
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
 (000)                                                                          DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)

OIL SERVICES - 1.05%
$       3,000  Pemex Project Funding Master Trust                                    12/15/14            7.375%    $    3,142,500
          900  Valero Logistics                                                      03/15/13            6.050            928,553
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,071,053
---------------------------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING - 0.23%
          900  Packaging Corp. of America                                            08/01/13            5.750            903,126

TELECOMMUNICATION SERVICES - 0.68%
        1,200  France Telecom                                                        03/14/08            7.500          1,605,592
        1,000  Verizon North, Inc.*                                                  01/01/21            5.634          1,007,438
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,613,030
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.30%
        1,000  Centerpoint Energy Resources Corp.                                    04/01/13            7.875          1,155,339
---------------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes (cost - $33,714,485)                                                                             33,853,711
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 2.22%

BRAZIL - 0.65%
        1,632  Federal Republic of Brazil                                            04/15/06            2.063~         1,621,800
          118  Federal Republic of Brazil                                            04/15/09            2.125~           109,710
          376  Federal Republic of Brazil                                            04/15/12            2.125~           322,825
          481  Federal Republic of Brazil                                            04/15/14            8.000            454,391
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,508,726
---------------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.19%
          500  United Mexican States                                                 09/24/22            8.000            535,000
          200  United Mexican States                                                 08/15/31            8.300            216,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          751,000
---------------------------------------------------------------------------------------------------------------------------------
PANAMA - 0.59%
        1,500  Federal Republic of Panama                                            07/23/12            9.375          1,665,000
          600  Federal Republic of Panama                                            09/30/27            8.875            603,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,268,000
---------------------------------------------------------------------------------------------------------------------------------
PERU - 0.61%
        2,250  Federal Republic of Peru                                              02/21/12            9.125          2,351,250

RUSSIA - 0.18%
          775  Russian Federation                                                    03/31/30            5.000            711,527
---------------------------------------------------------------------------------------------------------------------------------
Total International Government Obligations (cost - $8,005,964)                                                          8,590,503
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 3.66%

EDUCATION - 0.70%
          600  Akron Ohio Income Tax, Revenue Community Learning
               Centers, Series A                                                     12/01/33            5.000            597,378
        1,300  Clark County Nevada School District, Series C                         06/15/13            5.375          1,456,182
          650  Detroit City School District, School Building & Site
               Improvement, Series A                                                 05/01/32            5.000            643,357
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,696,917
---------------------------------------------------------------------------------------------------------------------------------
FINANCE - 0.75%
        3,200  Illinois State                                                        06/01/33            5.100          2,893,632

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
 (000)                                                                          DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)

TOBACCO - 1.09%
$         200  Golden State Tobacco Securitization Corp.                             06/01/39            6.750%    $      179,910
          600  Golden State Tobacco Securitization Corp.,
               Series 2003 A-1                                                       06/01/33            6.250            545,112
        3,100  Tobacco Settlement Funding Corp.                                      06/01/39            6.750          2,781,692
          200  Tobacco Settlement Funding Corp., Rhode Island, Series A              06/01/42            6.250            164,430
          475  Tobacco Settlement Funding Corp., Series 2001 B                       05/15/39            5.875            387,766
          167  Tobacco Settlement Revenue Management Authority,
               South Carolina Tobacco Settlement Revenue, Series A                   05/15/16            7.666            169,593
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,228,503
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.23%
          400  California Infrastructure & Economic Development, Revenue             07/01/36            5.000            398,216
          500  Harris County Texas, Refunding Toll Road Senior Lien                  08/15/33            5.000            494,075
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          892,291
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.89%
        1,300  Energy Northwest Washington Electric Revenue                          07/01/15            5.500          1,449,825
          500  Lower Colorado River Authority Revenue                                05/15/28            5.000            498,720
        1,500  New York City Municipal Water Finance Authority                       06/15/34            5.000          1,479,690
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,428,235
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $14,796,721)                                                                   14,139,578
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 6.15%

BANKING--NON-U.S. - 2.71%

GREAT BRITAIN - 0.75%
        2,900  HBOS Treasury Services PLC                                09/09/04 to 09/10/04   1.235 to 1.335          2,895,924

IRELAND - 1.65%
        6,400  Bank of Ireland                                                       09/13/04            1.400          6,389,298

SWEDEN - 0.31%
        1,200  Svenska Handelsbanken                                                 09/13/04            1.390          1,198,008
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,483,230
---------------------------------------------------------------------------------------------------------------------------------
BANKING--U.S. - 3.44%
        5,700  CDC Commercial                                                        09/10/04            1.320          5,691,640
        6,200  Danske Corp.                                              09/14/04 to 10/06/04   1.260 to 1.480          6,188,927
        1,400  Westpac Capital Corp.                                                 09/10/04            1.385          1,397,845
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       13,278,412
---------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost - $23,761,642)                                                                            23,761,642
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 1.54%

FINANCE--NONCAPTIVE DIVERSIFIED - 1.54%
        1,900  Ford Motor Credit Corp.                                               09/03/04            1.770          1,896,917
          200  General Electric Capital Corp.                            09/14/04 to 11/09/04   1.460 to 1.600            199,377
        3,900  General Motors Acceptance Corp.                                       03/21/05            2.362          3,840,635
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost - $5,936,929)                                                              5,936,929
---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
 (000)                                                                          DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GLOBAL DEBT SECURITIES - 1.41%

CANADA - 0.39%
CAD     1,983  Canada Treasury Bills                                                 08/14/04            2.529%    $    1,490,737

JAPAN - 1.02%
JPY   300,000  Citigroup, Inc.                                                       12/09/04            0.239~         2,693,473
JPY    14,000  Citigroup, Inc.                                                       12/28/04            1.275            125,611
JPY1   26,000  European Investment Bank                                              11/08/04            0.875          1,133,030
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,952,114
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Global Debt Securities (cost - $5,583,128)                                                             5,442,851
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 1.86%
        2,895  U.S. Treasury Bill~~                                                  09/02/04            1.141          2,892,064
        3,700  Federal Home Loan Mortgage Corp.                                      09/14/04            1.410          3,693,624
          600  Federal National Mortgage Association                                 10/18/04            1.530            598,011
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government and Agency Obligations
(cost - $7,183,699)                                                                                                     7,183,699
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.16%
        4,473  Repurchase Agreement dated 07/30/04 with State Street
               Bank & Trust Co., collateralized by $4,455,000 U.S.
               Treasury Notes, 5.875% due 11/15/04;
               (value - $4,566,375); proceeds: $4,473,429
               (cost - $4,473,000)                                                   08/02/04            1.150          4,473,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $420,384,709) - 109.37%                                                                     422,563,007
Liabilities in excess of other assets - (9.37)%                                                                       (36,207,319)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                               $  386,355,688
---------------------------------------------------------------------------------------------------------------------------------

+      Illiquid securities representing 0.05% net assets.
++ Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+++ Security is being fair valued by a valuation committee under the direction of the board of trustees.
~ Floating rate securities. The interest rates shown are the current rates as of July 31, 2004.
~~ Entire or partial amount pledged as collateral for futures and options transactions.
@      Interest rates shown are the discount rates at date of purchase.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.27% of net assets as of July 31, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.
(a)    Bond interest in default.
ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of July 31, 2004.
COFI   Cost of Funds Index.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
CAD    Canadian Dollars
JPY    Japanese Yen
* Security exempt from registration under Rule 144A the Securities Act of 1933. These securities, which represent 0.55% of net assets as of July 31, 2004, are considered illiquid and restricted (see table below for more information).

                                                                             ACQUISITION COST                MARKET VALUE
                                                                               PERCENTAGE OF                PERCENTAGE OF
                                                               ACQUISITION      FUND'S NET       MARKET       FUND'S NET
RESTRICTED SECURITIES                      ACQUISITION DATE       COST            ASSETS         VALUE         ASSETS
-------------------------------------------------------------------------------------------------------------------------
Capital Assets Research Funding,
Series 1998-A, Class A, 5.905%, 12/15/05           05/21/99  $       148,73        0.04%       $   148,733      0.04%
LTC Commercial Mortgage Certificates,
Series 1998-1, Class A, 6.029%, 05/28/30           05/08/98         945,276        0.24            954,729      0.25
Verizon North, Inc., 5.634%, 01/01/21              04/25/03       1,000,000        0.26          1,007,438      0.26
-------------------------------------------------------------------------------------------------------------------------
                                                             $    2,094,009        0.54%       $ 2,110,900      0.55%
-------------------------------------------------------------------------------------------------------------------------

NUMBER OF
CONTRACTS
 (000)                                                                                        VALUE
------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
        8,200  3 Month LIBOR(1) Interest Rate Swap, strike @ 6.65% expires
               01/07/05                                                                     $    9,758
       25,300  3 Month LIBOR(1) Interest Rate Swap, strike @ 3.80% expires
               10/07/04                                                                         12,144
------------------------------------------------------------------------------------------------------
                                                                                                21,902
------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN
        8,200  3 Month LIBOR(1) Interest Rate Swap, strike @ 6.65% expires
               01/07/05                                                                        847,306
       25,300  3 Month LIBOR(1) Interest Rate Swap, strike @ 6.00% expires
               10/07/04                                                                          7,843
------------------------------------------------------------------------------------------------------
                                                                                               855,149
------------------------------------------------------------------------------------------------------
Total Written Options (premiums received $1,222,915)                                        $  877,051
------------------------------------------------------------------------------------------------------

                                                                                                                 UNREALIZED
  NUMBER OF                                                                        IN          EXPIRATION      APPRECIATION
  CONTRACTS                                                                   EXCHANGE FOR        DATES        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
                            CONTRACTS TO RECEIVE
FUTURES CONTRACTS
          265  U.S. Treasury Bond 20 Year Futures                            $    27,568,437   September 2004  $    (1,109,532)

                            CONTRACTS TO DELIVER
           60  90 Day Euro Dollar Futures                                         14,607,750        June 2005          (77,250)
           60  90 Day Euro Dollar Futures                                         14,554,500   September 2005          (75,000)
           60  90 Day Euro Dollar Futures                                         14,508,750    December 2005          (75,000)
           60  90 Day Euro Dollar Futures                                         14,468,250       March 2006          (68,250)
          231  Euro Bonds 10 Year Futures                                         31,307,265   September 2004          467,082
           24  Japan Bonds 10 Year Futures                                        28,955,128   September 2004         (109,817)
        1,193  U.S. Treasury Note 10 Year Futures                                128,812,313   September 2004        3,275,094
            3  U.S. Treasury Note 10 Year Futures                                    326,320    December 2004            2,180
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,339,039
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               $     2,229,507
------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                  UNREALIZED
                                                                    CONTRACTS TO          IN          MATURITY   APPRECIATION
                                                                      DELIVER        EXCHANGE FOR      DATES    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar                                                         1,985,000  USD    1,501,229   09/09/04  $        8,542
Euro Dollar                                                             2,481,000  USD    3,067,521   08/23/04          83,830
United States Dollar                                                      768,895  EUR      638,000   08/23/04          (1,625)
United States Dollar                                                      182,575  GBP      100,000   09/09/04          (1,329)
Japanese Yen                                                           61,422,000  USD      568,000   08/25/04          16,884
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                $      106,302
------------------------------------------------------------------------------------------------------------------------------

(1) 3 Month LIBOR (London Interbank Offered Rate) at July 31, 2004 was 1.700%.

CURRENCY TYPE ABBREVIATIONS:
EUR   Euro Dollars
GBP   Great Britain Pounds
USD   U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

  PRINCIPAL
   AMOUNT                                                                      MATURITY           INTEREST
   (000)                                                                        DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 96.92%

ALABAMA - 0.01%
$          20  Birmingham Medical Clinic Board Revenue Baptist Medical
               Centers (Escrow to Maturity)                                          07/01/05            7.300%    $       21,039

ALASKA - 0.86%
          900  Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*           07/01/06            5.350            948,492
        1,155  Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*           07/01/09            5.550          1,258,719
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,207,211
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA - 0.25%
           40  Pima County Hospital Revenue St. Joseph Hospital Project
               (Escrow to Maturity)                                                  01/01/09            7.500             44,287
          570  Show Low Industrial Development Authority Revenue
               Navapache Regional Medical Center Series A (ACA Insured)              12/01/06            5.125            597,936
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          642,223
---------------------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.01%
           27  Springdale Residential Housing Mortgage Series A
               (FNMA Collateralized)                                                 09/01/11            7.650             29,039

CALIFORNIA - 14.95%
           90  California Pollution Control Financing Kaiser
               Steel Corp. Project (Escrow to Maturity)                              10/01/08            7.250             98,268
        1,465  California State                                                      10/01/08            6.100          1,640,815
        2,000  California State                                                      02/01/10            5.000          2,154,160
        1,000  California State                                                      04/01/10            5.000          1,078,080
        2,000  California State                                                      10/01/10            5.250          2,189,700
        1,000  California State                                                      10/01/11            5.000          1,076,920
        1,000  California State                                                      02/01/12            5.000          1,075,000
        2,000  California State                                                      02/01/13            5.000          2,144,900
        3,000  California State (FGIC Insured)                                       10/01/11            5.000          3,285,990
        2,550  California State (MBIA Insured)                                       10/01/12            5.000          2,789,292
        1,000  California State Department Water Resources Power
               Supply Revenue Series A                                               05/01/10            5.500          1,100,600
        3,000  California State Economic Recovery Series A                           07/01/08            5.000          3,249,120
        4,000  California State Economic Recovery Series B
               (Mandatory Put 07/01/08 @ $100)                                       07/01/23            3.500          4,104,680
        3,000  California State Economic Recovery Series B
               (Mandatory Put 07/01/08 @ $100)                                       07/01/23            5.000          3,238,680
        1,000  California Statewide Communities Development Authority
               Revenue Kaiser Permanent Series D                                     11/01/36            4.350          1,041,620
        2,000  California Statewide Communities Development Authority
               Revenue Kaiser Permanent Series H                                     04/01/34            2.625          1,953,560
        5,130  Golden State Tobacco Securitization Corp. Tobacco
               Settlement Revenue Series A-1                                         06/01/21            5.000          5,090,448
          110  Inglewood Residential Rehabilitation (Escrow to Maturity)             08/01/10            7.500            124,412
          100  Los Angeles Multi-Family Revenue Housing Earthquake
               Rehabilitation Project Series C (FNMA Collateralized)*                07/01/07            5.150            105,357
          490  Sacramento Utility District Electric Revenue, White Rock Project
               (Escrow to Maturity)                                                  03/01/10            6.750            546,056
          230  Sacramento Utility District Electric Revenue, White Rock Project
               (Escrow to Maturity)                                                  05/01/10            6.800            256,744
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       38,344,402
---------------------------------------------------------------------------------------------------------------------------------
COLORADO - 0.00%
            5  Colorado Housing & Finance Authority Single-Family
               Program Subordinated*                                                 11/01/04            5.750              4,997

DISTRICT OF COLUMBIA - 0.74%
          275  District of Columbia Housing Finance Authority
               Certificates of Participation (Asset Guaranty Insured)                06/01/08            4.850            275,374
          515  District of Columbia Prerefunded 2001 Series A (MBIA Insured)         06/01/08            5.250            562,138
          985  District of Columbia Unrefunded Balance 2001 Series A
               (MBIA Insured)                                                        06/01/08            5.250          1,069,060
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,906,572
---------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                     MATURITY           INTEREST
    (000)                                                                       DATES              RATES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

FLORIDA - 6.47%
$         360  Bay County Housing & Finance Authority Single-Family
               Mortgage Revenue Series A (FNMA/GNMA Collateralized)*                 12/01/20            4.550%    $      362,639
        2,900  Florida State Division Board of Finance Department
               General Services Revenues Department of
               Environmental Preservation Series 2000-A (AMBAC Insured)              07/01/06            5.500          3,032,994
        3,505  Hialeah Housing Authority Municipal Housing Revenue
               (Escrow to Maturity)                                                  11/01/21            9.500          4,161,732
        2,000  JEA St. Johns River Power Park Systems Revenue Refunding
               Issue Series 2-17                                                     10/01/09            5.250          2,187,840
        2,625  Lakeland Electric & Water Revenue Refunding First Lien
               Series B (FSA Insured)                                                10/01/07            6.550          2,943,990
        1,915  Leon County Educational Facilities Authority Certificates
               of Participation                                                      09/01/14            9.000          2,557,597
        1,260  North Miami Educational Facilities Revenue Johnston &
               Wales University Project Series A                                     04/01/09            5.000          1,362,703
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       16,609,495
---------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 3.67%
        4,000  Georgia State Series D                                                10/01/10            6.000          4,599,400
           35  Gwinnett County Water & Sewer Authority Revenue
               (Escrow to Maturity)                                                  10/01/04            9.600             35,486
        1,250  Henry County School District Series A                                 08/01/11            6.450          1,439,362
        1,090  Metropolitan Atlanta Rapid Transportation Authority
               Sales Tax Revenue Refunding Series N                                  07/01/07            6.000          1,196,090
        2,000  Municipal Electric Authority Project One Subseries B
               (AMBAC Insured)                                                       01/01/26            5.000          2,142,960
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,413,298
---------------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.42%
        1,000  Hawaii State Department Budget & Finance Special
               Purpose Revenue Hawaiian Electric Co., Inc. Series A
               (MBIA Insured)*                                                       05/01/26            6.200          1,065,560

IDAHO - 0.66%
        1,060  Idaho Housing & Finance Association Single-Family
               Mortgage Series G-2, Class III*                                       07/01/19            5.950          1,124,416
          545  Idaho Housing & Finance Association Single-Family
               Mortgage Subseries D-3*                                               07/01/13            5.150            560,211
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,684,627
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 9.95%
          225  Belleville St. Clair County (Escrow to Maturity)                      11/01/09            7.250            253,384
        2,000  Chicago Illinois School Finance Authority Refunding
               Series A (FGIC Insured)                                               06/01/09            6.250          2,275,040
        4,340  Cook County Community Consolidated School District
               Number 15 Palatine Capital Appreciation (FGIC Insured)                12/01/15            5.440^         2,560,340
        4,890  Cook County Community Consolidated School District Number
               15 Palatine Capital Appreciation (FGIC Insured)                       12/01/16            5.510^         2,720,600
        1,000  Granite City Madison County Disposal Revenue Waste
               Management, Inc. Project*                                             05/01/27            5.000          1,017,410
          350  Greater Peoria Airport Authority (AMBAC Insured)*                     12/01/07            6.700            355,761
        1,490  Hodgkins Illinois Environmental Improvement Revenue
               Metropolitan Biosolids Management Project*                            11/01/04            5.500          1,500,087
        1,570  Hodgkins Illinois Environmental Improvement Revenue
               Metropolitan Biosolids Management Project*                            11/01/05            5.500          1,581,508
        1,000  Illinois Development Finance Authority Revenue DePaul
               University Series C                                                   10/01/13            5.500          1,088,500
        1,625  Illinois Development Finance Authority Revenue
               Refunding Community Rehabilitation Providers Series A                 07/01/09            5.900          1,691,462
          660  Illinois Educational Facilities Authority Revenue
               Evangelical Series A (Escrow to Maturity)                             04/15/17            6.750            791,888
        5,990  Illinois Health Facilities Authority Revenue Advocate
               Network Health Care                                                   11/15/10            6.000          6,711,316
          345  Illinois Health Facilities Authority Revenue Ravenswood
               Hospital Medical Center (Escrow to Maturity)                          08/01/06            7.250            362,861
        1,000  Lake County Illinois Forest Preservation District                     12/01/07            7.200^           905,910

  PRINCIPAL
   AMOUNT                                                                      MATURITY           INTEREST
   (000)                                                                        DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

ILLINOIS - (CONCLUDED)
$       1,100  Northern Illinois University Revenues                                 04/01/13           10.400%    $    1,406,130
          285  St. Clair County Certificates of Participation Series A
               (FSA Insured)                                                         10/01/08            5.000            306,247
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       25,528,444
---------------------------------------------------------------------------------------------------------------------------------
INDIANA - 1.73%
        1,000  Indiana Health Facility Financing Authority Revenue                   11/15/07            5.500          1,081,350
        1,345  Indiana Health Facility Finance Authority Revenue Health
               Systems Sisters of St. Francis                                        11/01/08            5.500          1,459,554
        1,500  Indianapolis Airport Authority Revenue Refunding Special
               Facilities Federal Express Corp. Project* (Federal
               Express Co. Insured)                                                  01/15/17            5.100          1,512,645
          380  Indianapolis Economic Development Revenue Knob In The
               Woods Project (Mandatory Put 12/01/04 @ $100)
               (FNMA Collateralized)*                                                12/01/24            6.375            384,628
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,438,177
---------------------------------------------------------------------------------------------------------------------------------
KANSAS - 1.16%
        1,000  Burlington Pollution Control Revenue Refunding Kansas
               Gas & Electric Co. Project B (Mandatory
               Put 06/01/06 @ $100) (MBIA Insured)                                   06/01/31            2.650          1,008,670
        1,710  Kansas State Development Finance Authority Revenue Water
               Pollution Control Revolving Fund II                                   05/01/13            5.500          1,929,103
           35  Wichita Hospital Revenue St. Francis Hospital & Nursing
               Series A (Escrow to Maturity)                                         10/01/07            6.750             37,434
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,975,207
---------------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 0.17%
          260  East Baton Rouge Parish Womans Hospital Foundation
               (Escrow to Maturity)                                                  10/01/08            7.200            286,096
           20  East Baton Rouge Single-Family Mortgage Series C
               (GNMA/FNMA Collateralized)                                            04/01/32            7.000             20,021
          130  Jefferson Parish Home Mortgage Authority Single-Family
               Housing Revenue Refunding Series D-1 (Mandatory
               Put 06/01/10 @ $100) (FNMA/GNMA Collateralized)*                      06/01/10            5.600            130,766
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          436,883
---------------------------------------------------------------------------------------------------------------------------------
MAINE - 0.21%
          520  Maine State Housing Authority Mortgage Purchase
               Series D-1                                                            11/15/16            5.050            534,607

MARYLAND - 0.41%
        1,000  Maryland State Community Development Administration
               Department Housing & Community Development AMT Single
               Family Program Third Series*                                          04/01/07            4.400          1,042,160

MASSACHUSETTS - 5.82%
        2,490  Massachusetts Bay Transportation Authority Sales Tax
               Revenue Series A                                                      07/01/10            5.000          2,714,473
        3,100  Massachusetts State Consolidated Loan Pre-refunded
               Series B (FSA Insured)                                                03/01/16            5.500          3,454,113
        2,000  Massachusetts State Development Finance Agency Solid
               Waste Disposal Revenue Waste Management Income Project
               (XL Capital Insured)*                                                 06/01/14            5.450          2,032,720
        1,000  Massachusetts State Health & Educational Facilities
               Authority Revenue Caritas Christi Obligation Series B                 07/01/05            5.500          1,021,470
        5,000  Massachusetts State Refunding Series A                                11/01/10            6.000          5,710,100
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,932,876
---------------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 0.43%
        1,000  Michigan State Strategic Fund Solid Waste Disposal
               Revenue Refunding Waste Management, Inc. Project*                     12/01/12            4.200          1,017,580
           75  Michigan State Strategic Limited Obligation (Escrow to
               Maturity)                                                             08/15/05            7.875             79,162
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,096,742
---------------------------------------------------------------------------------------------------------------------------------
MINNESOTA - 0.04%
           38  Eden Prairie Multi-Family Housing (GNMA Collateralized)               01/20/06            5.500             38,148
           45  Moorhead Residential Mortgage (Escrow to Maturity)                    08/01/11            7.100             51,393
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           89,541
---------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                      MATURITY           INTEREST
   (000)                                                                        DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

MISSOURI - 1.29%
$       3,000  St. Louis Airport Revenue Airport Development Program
               Series A (MBIA Insured)                                               07/01/09            5.500%    $    3,295,920
           20  St. Louis County Single-Family Housing (AMBAC Insured)                10/01/16            9.250             20,191
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,316,111
---------------------------------------------------------------------------------------------------------------------------------
NEBRASKA - 0.11%
          285  Nebraska Investment Finance Authority Single-Family
               Housing Revenue Series A (GNMA/FNMA Collateralized)*                  03/01/21            5.200            285,613

NEW JERSEY - 0.23%
          585  New Jersey State Housing & Mortgage Finance Agency
               Revenue Home Buyer Series G (MBIA Insured)                            04/01/15            4.625            587,410

NEW MEXICO - 1.03%
        2,500  New Mexico State Severance Tax Refunding Series A                     07/01/08            5.000          2,651,650

NEW YORK - 11.92%
        1,000  Nassau Health Care Corp. Health Systems Revenue
               (FSA Insured)                                                         08/01/11            6.000          1,135,210
        1,000  New York City Municipal Water Finance Authority
               Water & Sewer Systems Revenue Series D                                06/15/10            5.500          1,112,970
        2,500  New York City Municipal Water Finance Authority
               Water & Sewer Systems Revenue Series D                                06/15/11            5.000          2,718,375
        1,000  New York City Refunding Series B                                      08/01/11            5.500          1,098,640
        2,000  New York City Series A                                                11/01/08            5.250          2,167,760
        1,500  New York City Series C                                                08/01/07            5.000          1,599,225
          750  New York City Series C                                                08/01/09            5.250            815,857
        3,000  New York City Series C                                                08/01/11            5.250          3,254,130
        2,500  New York City Series G                                                08/01/07            5.250          2,683,275
        1,000  New York City Transitional Finance Authority Future Tax
               Secured Series C (FSA Insured)                                        08/01/08            5.000          1,086,830
        2,000  New York City Transitional Finance Authority Revenue
               Refunded Future Tax Secured Series A                                  11/01/26            5.500@         2,210,980
        1,000  New York City Unrefunded Balance Series E                             08/01/16            6.000          1,071,440
        1,000  New York State Dorm Authority Lease Revenue, City
               University Systems                                                    07/01/07            5.000          1,065,290
        1,500  New York State Dorm Authority Lease Revenue, Series B
               (Mandatory Put 07/01/13 @ $100) (XL Capital Insured)                  07/01/32            5.250          1,626,570
        3,000  New York State Housing Finance Agency Service Contract
               Revenue Refunding Series K                                            03/15/08            5.000          3,216,150
        1,500  Tobacco Settlement Financing Corp. Series C-1                         06/01/09            5.500          1,541,880
        2,000  Triborough Bridge & Tunnel Authority Refunding Series B               11/15/09            5.000          2,175,900
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       30,580,482
---------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.15%
        2,650  North Carolina Municipal Power Agency No. 1 Catawba
               Electric Revenue Series A (MBIA Insured)                              01/01/09            5.750          2,944,812

NORTH DAKOTA - 0.05%
          125  North Dakota State Housing Finance Agency Revenue
               Housing Finance Home Mortgage Series D*                               07/01/16            6.300            130,020

OHIO - 2.37%
        1,145  Butler County Transportation Improvement District
               Series A (FSA Insured)                                                04/01/11            6.000          1,283,992
        2,490  Cleveland Parking Facilities Revenue Refunding
               (MBIA Insured)                                                        09/15/07            6.000          2,750,653
        2,000  Ohio Housing Finance Agency Mortgage Revenue Residential
               Series B-2 (GNMA Collateralized)*                                     09/01/18            5.350          2,049,560
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,084,205
---------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                      MATURITY           INTEREST
   (000)                                                                        DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

OKLAHOMA - 0.26%
$         335  Comanche County Hospital Authority Revenue Series A
               (Connie Lee Insured)                                                  07/01/06            5.100%    $      339,154
          335  Oklahoma Housing Finance Agency Single-Family Revenue
               Mortgage Homeownership Loan Series A-1                                09/01/12            4.400            336,739
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          675,893
---------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 1.42%
          400  Blair County Hospital Authority Revenue Hospital Altoona
               Hospital Project A (AMBAC Insured)                                    07/01/06            5.375            424,356
           30  Chester County Hospital Authority Revenue (Escrow to
               Maturity)                                                             07/01/09            7.500             33,630
           55  Lancaster Sewer Authority (Escrow to Maturity)                        04/01/12            6.000             60,564
        3,000  Pennsylvania State Higher Educational Facilities
               Authority Revenue Waynesburg Series J-4
               (Mandatory Put 05/01/09 @ $100) (PNC Bank N.A. Insured)               05/01/32            3.300@         2,996,880
          125  Philadelphia Hospital & Higher Education Health Systems
               Jefferson Health Systems A (MBIA Insured)                             05/15/07            5.250            134,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,649,555
---------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO - 2.87%
        2,000  Puerto Rico Commonwealth Refunding Series C                           07/01/13            6.000          2,208,560
        2,000  Puerto Rico Public Buildings Authority Revenue
               Guaranteed Refunding Government Facilities Series J
               (Mandatory Put 07/01/12 @ $100) (Commonwealth/GTD
               Insured)                                                              07/01/28            5.000          2,123,380
        2,750  Puerto Rico Public Finance Corp. Refunding Commonwealth
               Appropriations Series A (Mandatory Put 02/01/12 @ $100)
               (Government Development Bank For Puerto Rico Insured)                 08/01/27            5.750          3,038,090
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,370,030
---------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND - 0.00%
            5  Rhode Island Housing & Mortgage Finance Corp.
               Homeownership Opportunity-9-D*                                        10/01/12            5.150              5,049

SOUTH CAROLINA - 3.04%
        2,000  Richland County Environmental Improvement Revenue
               Refunding International Paper Co. Projects Series A                   10/01/07            4.250          2,049,260
        5,070  South Carolina Transportation Infrastructure Bank
               Revenue Series A (MBIA Insured)                                       10/01/09            6.000          5,754,095
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,803,355
---------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 2.60%
        3,040  Sioux Falls Sales Tax Revenue Series B (AMBAC Insured)                11/15/06            5.500          3,266,510
        3,030  South Dakota Health & Educational Facilities Authority
               Revenue Refunding Prairie Lakes Healthcare (ACA/CBI
               Insured)                                                              04/01/13            5.450          3,136,414
          260  South Dakota State Health & Educational Revenue St. Lukes
               Hospital Project (Escrow to Maturity)                                 10/01/07            6.800            278,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,681,049
---------------------------------------------------------------------------------------------------------------------------------
TENNESSEE - 4.04%
           40  La Follette Housing Development Corp. (FHA/MBIA Insured)              01/01/05            5.400             40,580
        8,300  Metropolitan Government Nashville & Davidson County
               Water Sewer Revenue Cab Converter Refunding (FGIC/TCRs)               01/01/12            7.700         10,151,315
          140  Metropolitan Government Nashville Health & Education
               Southern Advantist Hospital Health Systems (Escrow to
               Maturity)                                                             10/01/09            8.700            161,850
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,353,745
---------------------------------------------------------------------------------------------------------------------------------
TEXAS - 11.23%
        3,400  Austin Texas Utility Systems Revenue Refunding (AMBAC
               Insured)                                                              11/15/09            6.750          3,974,056
        1,000  Canutillo Independent School District Refunding (PSF/GTD
               Insured)                                                              08/15/10            5.000          1,088,870

  PRINCIPAL
   AMOUNT                                                                      MATURITY           INTEREST
   (000)                                                                        DATES               RATES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)

TEXAS - (CONCLUDED)
$       1,000  Canutillo Independent School District Refunding
               (PSF/GTD Insured)                                                     08/15/11            5.000%    $    1,087,550
        1,930  Conroe Independent School District Refunding
               (PSF/GTD Insured)                                                     02/15/14            5.500          2,157,566
        1,000  Dallas Texas Refunding Series A                                       02/15/10            5.000          1,088,870
        2,700  El Paso Texas Independent School District Refunding                   08/15/09            5.375          2,980,125
        2,480  Fort Bend Independent School District (PSF/GTD Insured)               08/15/07            7.000          2,798,730
          160  Harlington Housing Finance Corp. Single-Family Mortgage
               Revenue Series A (FNMA/GNMA Collateralized)*                          09/01/22            5.250            165,365
        5,000  Harris County Refunding Tax & Subordinated Lien Series B
               (Mandatory Put 08/15/12 @ $100) (FSA Insured)                         08/15/32            5.000          5,367,500
        1,500  Harris County Refunding Toll Road B-2 (Mandatory Put
               08/15/09 @ $100) (FGIC Insured)                                       08/15/21            5.000@         1,618,755
          185  Houston Texas Airport Systems Revenue (Escrow to
               Maturity)                                                             07/01/10            7.600            214,269
        2,000  Katy Independent School District School Building
               Series A (PSF/GTD Insured)                                            02/15/14            5.000          2,143,320
        3,800  North East Independent School District (PSF/GTD Insured)              08/01/14            5.000          4,115,324
           25  Texas Municipal Power Agency Revenue (Escrow to
               Maturity) (MBIA Insured)                                              09/01/13            6.100^            16,954
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       28,817,254
---------------------------------------------------------------------------------------------------------------------------------
UTAH - 0.68%
           20  Utah State Housing Finance Agency Single-Family Mortgage
               Senior Issue Series D-2 (FHA/VA Insured)*                             01/01/11            6.450             20,181
        1,565  Utah State Housing Finance Agency Single-Family Mortgage
               Series G-3, Class III*                                                07/01/15            5.700          1,648,946
           70  Utah State Housing Finance Agency Single-Family Mortgage
               Subseries A-1 (AMBAC Insured)                                         07/01/08            5.900             73,348
            5  Utah State Housing Finance Agency Single-Family Mortgage
               Subseries G (AMBAC Insured)                                           07/01/07            5.650              5,060
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,747,535
---------------------------------------------------------------------------------------------------------------------------------
VIRGINIA - 0.40%
        1,000  Amelia County Industrial Development Authority Solid
               Waste Disposal Revenue Refunding Waste Management Project*            04/01/27            4.900@         1,015,330

WASHINGTON - 3.26%
           20  Washington State Prerefunded Series 93-A                              10/01/12            5.750             22,716
        6,000  Washington State Public Power Supply Systems Nuclear
               Project Number 1 Revenue Refunding Series A                           07/01/08            6.000          6,681,900
        1,480  Washington State Unrefunded Balance Series 93-A
               (FSA Insured)                                                         10/01/12            5.750          1,670,609
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,375,225
---------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA - 1.01%
        2,285  Kanawha County Residential Mortgage Revenue (Escrow to
               Maturity)                                                             09/01/10            7.375          2,597,862
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $243,190,704)                                                                 248,675,285
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES~ - 2.50%

IDAHO - 0.16%
          400  Idaho Health Facilities Authority Revenue St. Luke's
               Medical Center (FSA Insured)                                          08/02/04            1.120            400,000

INDIANA - 0.08%
          200  Indiana Health Facility Financing Authority Hospital
               Revenue Clarian Health Obligation Series B                            08/02/04            1.120            200,000

NEW YORK - 0.62%
        1,600  New York City Municipal Water Finance Authority
               Water & Sewer Systems Revenue Series C (Dexia Credit
               Local Insured)                                                        08/02/04            1.080          1,600,000

NORTH CAROLINA - 1.64%
        4,200  University of North Carolina Hospital Chapel Hill
               Revenue Series A (Landesbank Hessen-Thuringen Insured)                08/02/04            1.080          4,200,000
---------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost - $6,400,000)                                                                    6,400,000
---------------------------------------------------------------------------------------------------------------------------------

  NUMBER OF
   SHARES                                                                                         INTEREST
   (000)                                                                                            RATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - 0.03%
           88  Seven Seas Money Market Fund (cost - $87,859)                                             0.940%+   $       87,859
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $249,678,563) - 99.45%                                                                      255,163,144
Other assets in excess of liabilities - 0.55%                                                                           1,420,948
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                               $  256,584,092
---------------------------------------------------------------------------------------------------------------------------------

^ Zero coupon bond; interest rate represents annualized yield at date of purchase.

@ Floating rate securities. The interest rates shown are the current rates as of July 31, 2004.

*      Security subject to Alternative Minimum Tax.

+      Interest rate shown reflects yield at July 31, 2004.

~ Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of July 31, 2004.

ACA    American Capital Access

AMBAC  American Municipal Bond Assurance Corporation

CBI    Certificates of Bond Insurance

FGIC   Federal Guaranty Insurance Corporation

FHA    Federal Housing Authority

FNMA   Federal National Mortgage Association

FSA    Financial Security Assurance

GNMA   Government National Mortgage Association

GTD    Guaranteed

MBIA   Municipal Bond Investors Assurance

PSF    Permanent School Fund

TCRs   Transferable Custodial Receipts

VA     Veterans Association

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)*                                                                             DATES              RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 98.04%

AUSTRALIA - 0.14%
EUR       450  Australia & New Zealand Banking Group Ltd.                            02/05/15            4.450%    $      550,468

BELGIUM - 0.71%
        1,920  Kingdom of Belgium                                                    09/28/13            4.250          2,318,857
          250  Kingdom of Belgium                                                    03/28/15            8.000            395,655
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,714,512
---------------------------------------------------------------------------------------------------------------------------------
CANADA - 4.84%
       10,820  Canada Housing Trust                                                  03/15/09            3.550          7,897,460
        8,760  Government of Canada                                                  06/01/12            5.250          6,838,469
        4,750  Government of Canada                                                  06/01/29            5.750          3,805,683
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       18,541,612
---------------------------------------------------------------------------------------------------------------------------------
CHANNEL ISLANDS - 0.15%
EUR       430  Credit Suisse Group Capital V                                         11/07/11            6.905+           584,637

DENMARK - 1.64%
          920  Danske Bank A/S                                                       11/12/12            5.125+         1,162,684
            1  Kingdom of Denmark                                                    11/15/07            7.000                 90
            1  Kingdom of Denmark                                                    11/15/09            6.000                 89
        3,110  Kingdom of Denmark                                                    11/15/11            6.000            562,968
       26,940  Kingdom of Denmark                                                    11/15/13            5.000          4,567,612
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,293,443
---------------------------------------------------------------------------------------------------------------------------------
FRANCE - 5.06%
USD     1,670  France Telecom                                                        03/01/31            8.500+         2,126,312
          110  France Telecom                                                        01/28/33            8.125            169,848
          360  Pinault-Printemps-Redout                                              01/23/09            5.000            439,388
        3,900  Republic of France                                                    04/25/09            4.000          4,805,274
        7,054  Republic of France                                                    07/25/09            3.000          9,115,342
        2,000  Republic of France                                                    10/25/32            5.750          2,735,811
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       19,391,975
---------------------------------------------------------------------------------------------------------------------------------
GERMANY - 4.22%
          655  Continental AG                                                        12/05/08            6.875            876,606
          686  Federal Republic of Germany                                           03/18/05            2.500            827,438
        3,300  Federal Republic of Germany                                           03/10/06            2.000          3,943,425
        1,000  Federal Republic of Germany                                           08/18/06            4.500          1,247,601
          850  Federal Republic of Germany                                           02/16/07            4.000          1,051,422
        1,690  Federal Republic of Germany                                           01/04/08            5.250          2,170,963
          900  Federal Republic of Germany                                           02/15/08            4.250          1,122,744
          900  Federal Republic of Germany                                           04/11/08            3.000          1,074,964
        1,660  Federal Republic of Germany                                           07/04/08            4.125          2,058,037
          580  Federal Republic of Germany                                           01/04/12            5.000            744,214
          900  Federal Republic of Germany                                           07/04/13            3.750          1,051,627
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       16,169,041
---------------------------------------------------------------------------------------------------------------------------------
GREECE - 1.07%
        3,330  Hellenic Republic                                                     05/20/13            4.600          4,105,407

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)*                                                                             DATES              RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
ICELAND - 0.50%
        5,752  Housing Finance Fund                                                  03/15/41            4.750%    $      110,914
      129,866  Housing Finance Fund Series 3                                         06/15/44            3.750          1,802,336
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,913,250
---------------------------------------------------------------------------------------------------------------------------------
IRELAND - 0.48%
EUR       140  Allied Irish Banks PLC                                                02/28/11            7.500+           196,292
GBP       900  European Loan Conduit                                                 11/01/07            4.826+         1,638,078
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,834,370
---------------------------------------------------------------------------------------------------------------------------------
ITALY - 2.18%
          959  Argo Mortgage SRL                                                     10/28/36            2.378+         1,157,332
          950  Banca Intesa SpA Euro MTN                                             05/08/14            5.850+         1,236,001
          110  Intesabci Capital Trust                                               07/12/11            6.988+           149,863
JPY   111,100  Republic of Italy                                                     03/20/09            0.650            987,478
          580  Sanpaolo IMI SpA                                                      04/06/10            6.375            777,762
        1,350  Siena Mortgages, Series 2003-4 Class A2                               12/16/38            2.345+         1,625,333
          900  Telecom Italia SpA Euro MTN                                           01/28/11            4.500          1,078,257
        1,000  UniCredito Italiano SpA                                               02/28/12            6.100          1,332,580
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,344,606
---------------------------------------------------------------------------------------------------------------------------------
JAPAN - 13.82%
       77,000  Development Bank of Japan (2)                                         09/20/22            1.700            609,622
    1,073,000  Government of Japan                                                   06/20/06            0.400          9,664,933
      905,800  Government of Japan                                                   09/20/06            0.500          8,171,233
    1,202,400  Government of Japan                                                   06/20/08            1.800         11,276,798
    1,053,000  Government of Japan                                                   03/20/09            0.600          9,355,370
      590,000  Government of Japan                                                   12/20/13            1.400          5,074,990
      110,100  Government of Japan                                                   12/21/20            2.500          1,026,653
      310,000  Japan Finance Corp. for Municipal Entities                            02/21/12            1.550          2,765,846
      570,000  Japan Government Bond                                                 06/20/11            1.200          5,068,047
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       53,013,492
---------------------------------------------------------------------------------------------------------------------------------
KOREA - 0.12%
USD       500  Industrial Bank of Korea (1)                                          05/19/14            4.000+           475,602

LUXEMBOURG - 0.47%
          450  Sogerim SA                                                            04/20/06            6.125            571,739
USD     1,260  Telecom Italia Capital (1)                                            11/15/13            5.250          1,237,591
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,809,330
---------------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.07%
EUR       200  Petronas Capital Ltd.                                                 05/22/09            6.375            262,870

MEXICO - 0.38%
USD       700  United Mexican States                                                 02/17/09           10.375            852,950
USD       500  United Mexican States                                                 02/01/10            9.875            608,750
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,461,700
---------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)*                                                                             DATES              RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

NETHERLANDS - 1.85%
          500  Deutsche Telekom International Finance BV                             07/06/05            6.625%    $      623,691
USD       450  Deutsche Telekom International Finance BV                             06/01/32            9.250            603,465
          310  Deutsche Telekom International Finance BV                             01/24/33            7.500            454,028
          420  EADS Finance BV                                                       03/03/10            4.625            516,594
            1  Government of the Netherlands                                         07/15/08            5.250              1,872
        2,020  Government of the Netherlands                                         01/15/23            7.500          3,275,935
            1  Government of the Netherlands                                         01/15/28            5.500                660
          700  Koninklijke (Royal) Philips Electronics N.V.                          05/16/11            6.125            926,030
          210  Linde Finance BV                                                      07/03/13            6.000+           265,876
          330  Munich Re Finance BV                                                  06/21/23            6.750+           440,133
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,108,284
---------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 1.23%
        1,560  Government of New Zealand                                             11/15/11            6.000            969,995
          770  Government of New Zealand                                             04/15/13            6.500            492,768
        1,550  Government of New Zealand                                             04/15/15            6.000            955,034
        2,910  Government of New Zealand                                             02/15/16            4.500          2,290,586
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,708,383
---------------------------------------------------------------------------------------------------------------------------------
PERU - 0.11%
USD       500  Republic of Peru                                                      03/07/17            4.500+           411,250

PHILIPPINES - 0.15%
USD       560  Republic of Philippines                                               02/15/11            8.375            564,200

RUSSIA - 0.23%
USD       700  Russian Federation                                                    05/14/08            3.000            616,000
USD       300  Russian Federation                                                    03/31/30            5.000+           275,430
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          891,430
---------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 0.64%
      700,000  Republic of South Korea                                               04/10/07            7.170            644,192
    2,000,000  Republic of South Korea                                               07/10/07            6.150          1,803,119
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,447,311
---------------------------------------------------------------------------------------------------------------------------------
SPAIN - 0.85%
EUR     2,627  Kingdom of Spain                                                      07/30/05            4.950          3,244,507

SWEDEN - 5.19%
EUR       450  Assa Abloy AB Euro MTN                                                12/04/06            5.125            564,817
       28,800  Kingdom of Sweden                                                     08/15/07            8.000          4,241,619
       55,400  Kingdom of Sweden                                                     03/15/11            5.250          7,627,887
       47,700  Kingdom of Sweden                                                     10/08/12            5.500          6,663,417
EUR       650  Nordbanken AB                                                         12/13/10            6.000+           815,260
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       19,913,000
---------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 11.17%
          550  Barclays Bank PLC                                                     03/08/11            5.750            719,294
          900  BAT International Finance PLC                                         02/25/09            4.875          1,110,597
USD     1,460  HBOS PLC (1)                                                          11/01/13            5.375+         1,425,646

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)*                                                                             DATES              RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

UNITED KINGDOM - (CONCLUDED)
          250  Hilton Group Finance PLC                                              07/17/09            6.500%    $      330,368
          600  HSBC Bank PLC                                                         03/18/16            4.250            720,626
           90  HSBC Capital Funding LP                                               06/30/12            8.030+           131,294
          310  Imperial Tobacco Finance                                              06/06/07            6.250            399,731
          650  Kingfisher PLC Euro MTN                                               10/21/10            4.500            789,433
          900  MMO2 PLC                                                              01/25/07            6.375          1,159,541
          700  NGG Finance PLC                                                       08/23/11            6.125            923,809
          370  Pearson Dollar Finance PLC (1)                                        06/01/09            4.700            372,183
          180  RBS Capital Trust I                                                   06/30/12            6.467+           240,398
        1,100  Rolls-Royce Group PLC Euro MTN                                        03/16/11            4.500          1,318,093
          105  United Kingdom Treasury Bonds                                         12/07/09            5.750            196,474
       13,320  United Kingdom Treasury Bonds                                         09/07/14            5.000         24,052,197
          410  United Kingdom Treasury Bonds                                         06/07/21            8.000            999,793
        1,340  United Kingdom Treasury Bonds                                         06/07/32            4.250          2,235,693
        3,140  United Kingdom Treasury Bonds                                         12/07/38            4.750          5,718,691
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       42,843,861
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 40.77%
        3,500  American Express Credit Account, Series 2001-1, Class A               09/15/08            1.520+         3,506,303
        1,800  American Honda Finance Corp. (1)                                      05/26/09            4.500          1,815,118
          900  AT&T Wireless Services, Inc.                                          05/01/12            8.125          1,053,019
EUR       800  Bank of America Corp.                                                 05/06/19            4.750+           960,946
          738  Bank of America Mortgage Securities, Series 2003-10,
               Class 1A6                                                             01/25/34            1.900+           737,694
        2,000  Bank One Issuance Trust, Series 2002-A2, Class A2                     01/15/08            4.160          2,030,042
          351  BMW Vehicle Owner Trust                                               11/25/05            1.450            350,501
          500  Boston Scientific Corp.                                               06/15/14            5.450            503,392
          360  Cadbury Schweppes US Finance (1)                                      10/01/13            5.125            354,937
        4,000  Capital Auto Receivables Asset Trust, Series 2003-2,
               Class A-4B                                                            01/15/09            1.440+         4,001,605
          360  Cendant Corp.                                                         01/15/08            6.250            386,251
        3,250  Citibank Credit Card Master Trust I, Series 1999-7,
               Class A                                                               11/15/06            6.650          3,296,354
        2,533  Citifinancial Mortgage Securities, Inc.,
               Series 2003-4, Class AVI                                              10/25/33            1.750+         2,535,216
          810  Comcast Corp.                                                         01/15/14            5.300            790,246
          330  Consolidated Edison Co. of New York                                   06/15/09            4.700            336,578
        1,790  Core Investment Grade Trust                                           11/30/07            4.727          1,837,059
          384  Credit Suisse First Boston Mortgage Securities Corp.
               Series 2003-1, Class 2A4                                              01/25/33            2.050+           384,450
        1,563  Daimler Chrysler Auto Trust, Series 2002-A, Class A3                  04/06/06            3.850          1,569,155
          600  Daimler Chrysler North America                                        09/01/04            6.900            602,037
          900  Daimler Chrysler North America                                        11/15/13            6.500            937,412
          800  Daimler Chrysler North America                                        12/15/04            3.400            801,995
EUR       800  Deutsche Capital Trust IV                                             09/19/31            5.330            982,929
          410  Dominion Resources, Inc.                                              01/15/16            5.200            391,065
          190  DTE Energy Co.                                                        04/15/33            6.375            182,734
          914  Federal Home Loan Mortgage Corp. Certificates                         08/01/18            5.000            922,063
          178  Federal Home Loan Mortgage Corp. Certificates                         04/01/32            7.000            188,703

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)*                                                                             DATES              RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)

UNITED STATES - (CONTINUED)
          763  Federal Home Loan Mortgage Corp. Certificates                         05/01/33            6.000%    $      783,021
        1,006  Federal Home Loan Mortgage Corp. Certificates                         08/01/33            5.500          1,011,119
           36  Federal Home Loan Mortgage Corp. Certificates                         09/01/33            6.500             37,749
          456  Federal Home Loan Mortgage Corp. Certificates                         10/01/33            6.000            468,028
           45  Federal Home Loan Mortgage Corp. Certificates                         11/01/33            6.500             47,207
          230  Federal Home Loan Mortgage Corp. Certificates,
               Series 1630, Class FC                                                 10/15/22            1.938+           230,428
          685  Federal Home Loan Mortgage Corp. Certificates,
               Series 1633, Class PL                                                 03/15/23            6.500            711,580
           49  Federal Home Loan Mortgage Corp. Certificates,
               Series 1686, Class FA                                                 02/15/24            2.338+            49,870
          435  Federal Home Loan Mortgage Corp. Certificates,
               Series 2157, Class F                                                  05/15/29            1.730+           437,766
          339  Federal Home Loan Mortgage Corp. Certificates,
               Series 2326, Class FC                                                 06/15/29            1.880+           340,698
          120  Federal Home Loan Mortgage Corp. Certificates,
               Series 2334, Class FA                                                 07/15/31            1.880+           120,316
          661  Federal Home Loan Mortgage Corp. Certificates,
               Series 2372, Class F                                                  10/15/31            1.880+           663,204
        1,032  Federal Home Loan Mortgage Corp. Certificates,
               Series 2385, Class FB                                                 05/15/29            1.980+         1,042,324
          800  Federal Home Loan Mortgage Corp. Certificates,
               Series 2389, Class EH                                                 05/15/30            6.000            826,366
          507  Federal Home Loan Mortgage Corp. Certificates,
               Series 2394, Class FX                                                 12/15/31            2.090+           510,964
          140  Federal Home Loan Mortgage Corp. Certificates,
               Series 2396, Class FM                                                 12/15/31            1.830+           141,218
        3,730  Federal Home Loan Mortgage Corp. Certificates,
               Series 2562, Class PC                                                 02/15/13            4.500          3,782,017
          831  Federal Home Loan Mortgage Corp. Certificates,
               Series 2589, Class F                                                  03/17/33            1.610+           830,273
          465  Federal Home Loan Mortgage Corp. Certificates,
               Series 2603, Class F                                                  04/15/33            1.680+           466,382
           49  Federal National Mortgage Association Certificates                    10/01/28            6.500             51,010
          177  Federal National Mortgage Association Certificates                    02/01/31            7.500            189,247
          187  Federal National Mortgage Association Certificates                    06/01/33            4.500            177,017
        2,660  Federal National Mortgage Association Certificates                    09/01/33            6.000          2,731,512
          289  Federal National Mortgage Association Certificates                    10/01/33            4.500            273,699
          108  Federal National Mortgage Association Certificates                    11/01/33            6.500            113,016
          974  Federal National Mortgage Association Certificates                    12/01/33            5.500            979,214
        2,000  Federal National Mortgage Association Certificates TBA                     TBA            4.500          1,966,876
        5,000  Federal National Mortgage Association Certificates TBA                     TBA            5.000          4,873,440
        3,000  Federal National Mortgage Association Certificates TBA                     TBA            5.500          3,007,500
        2,000  Federal National Mortgage Association Certificates TBA                     TBA            6.500          2,086,876
          235  Federal National Mortgage Association REMIC, Trust
               Series 1997-68, Class FC                                              05/18/27            1.938+           236,522
        1,092  Federal National Mortgage Association REMIC, Trust
               Series 2001-46, Class F                                               09/18/31            1.810+         1,097,589
          330  Federal National Mortgage Association REMIC, Trust
               Series 2001-61, Class FM                                              10/18/16            1.660+           331,076
          190  Federal National Mortgage Association REMIC, Trust
               Series 2002-60, Class FH                                              08/25/32            2.450+           193,146
          152  Federal National Mortgage Association REMIC, Trust
               Series 2002-66, Class FG                                              09/25/32            2.450+           156,050
          970  Federal National Mortgage Association REMIC, Trust
               Series 2003-16, Class NF                                              03/25/18            1.900+           974,767
        1,607  Federal National Mortgage Association REMIC, Trust
               Series 2003-67, Class TF                                              08/25/17            1.850+         1,613,121
        1,002  Federal National Mortgage Association REMIC, Trust
               Series G93-27, Class FC                                               08/25/23            2.369+         1,020,475
        1,990  First Franklin Mortgage Loan Trust, Series 2002-FF4,
               Class 2A2                                                             02/25/33            2.800+         1,997,753
          190  Ford Motor Co.                                                        02/01/29            6.375            160,796
          140  Ford Motor Credit Co.                                                 10/01/13            7.000            142,500
          390  General Motors Acceptance Corp.                                       05/16/05            5.250            398,361
          300  Goldman Sachs Group, Inc.                                             02/15/34            6.345            287,433

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)*                                                                             DATES              RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONCLUDED)

UNITED STATES - (CONCLUDED)
          130  Government National Mortgage Association Certificates                 06/15/31            7.500%    $      140,292
           76  Government National Mortgage Association Certificates                 07/15/31            7.500             81,459
          326  Government National Mortgage Association Certificates                 09/15/31            7.000            346,843
          412  Government National Mortgage Association Certificates                 10/15/31            7.000            437,823
        1,355  Government National Mortgage Association Certificates                 08/15/32            6.500          1,419,023
          338  Government National Mortgage Association Certificates                 11/15/33            6.000            348,107
          480  Government National Mortgage Association REMIC,
               Series 1997-7, Class FA                                               03/16/29            1.690+           481,547
          637  Government National Mortgage Association REMIC,
               Series 2000-16, Class FH                                              04/16/19            1.840+           638,014
          250  Government National Mortgage Association REMIC,
               Series 2000-30, Class F                                               12/16/22            1.940+           251,759
        1,263  Honda Auto Receivables Owner Trust,
               Series 2003-2, Class A2                                               12/21/05            1.340+         1,261,846
        1,790  Household Finance Corp.                                               05/15/09            4.750          1,814,716
        3,800  HSBC Bank USA, Series CD-1**                                          05/04/06            1.190+         3,800,000
        2,566  Long Beach Mortgage Loan Trust Series 2004-1, Class A3                02/25/34            1.750+         2,567,847
          440  May Department Stores Co. (1)                                         07/15/09            4.800            442,520
          650  Merrill Lynch & Co., Inc.                                             11/04/10            4.500            646,541
        3,250  Morgan Stanley & Co.                                                  04/01/14            4.750          3,035,786
          450  Nisource Finance Corp.                                                07/15/14            5.400            445,893
        1,004  Novastar Home Equity Loan Series 2003-1, Class A1                     05/25/33            1.830+         1,007,261
        1,028  Option One Trust                                                      02/25/32            1.740+         1,028,959
          498  Option One Trust                                                      06/25/32            1.720+           498,430
          490  Progress Energy, Inc.                                                 03/01/11            7.100            540,229
          250  RBS Capital Trust I                                                   07/01/13            4.709+           232,603
        2,309  Residential Asset Securities Corp. Series 2003-KS6,
               Class A2                                                              08/25/33            1.750+         2,311,629
        1,254  Residential Asset Securities Corp. Series 2003-KS7,
               Class AIIB                                                            09/25/33            1.770+         1,256,006
        2,375  Residential Asset Securities Corp. Series 2003-KS8,
               Class A2B3                                                            10/25/33            1.760+         2,377,664
        3,331  Residential Asset Securities Corp. Series 2003-RS4,
               Class AIIB                                                            05/25/33            1.780+         3,336,470
        1,476  Residential Asset Securities Corp. Series 2003-RS10,
               Class AI1                                                             09/25/22            1.640+         1,476,480
        4,000  Residential Asset Securities Corp. Series 2004-KS6,
               Class A2B2                                                            10/25/12            1.710+         4,000,449
        2,844  Residential Asset Securities Corp. Series 2004-RS4,
               Class A2B1                                                            04/25/34            1.710+         2,844,359
        1,500  SMHL Global Fund, Series 6, Class A                                   11/09/35            1.324+         1,498,775
          910  Southern Power Co.                                                    07/15/15            4.875            853,965
        1,200  Time Warner, Inc.                                                     08/15/04            7.975          1,202,065
          400  U.S. Treasury Bonds                                                   06/15/09            4.000            405,657
            5  U.S. Treasury Bonds                                                   05/15/30            6.250              5,675
        3,960  U.S. Treasury Bonds (2)                                               02/15/31            5.375          4,055,907
          180  U.S. Treasury Stripped Principal Payment Bonds                        02/15/19            8.875#            83,436
        3,079  U.S. Treasury Inflation Index Bonds (3)                               01/15/25            2.375          3,070,822
       10,433  U.S. Treasury Inflation Index Notes (3)                               07/15/14            2.000         10,427,484
        7,700  U.S. Treasury Notes (2)                                               07/31/05            1.500          7,656,988
        6,380  U.S. Treasury Notes (2)                                               02/15/08            3.000          6,320,187
          160  U.S. Treasury Notes                                                   04/15/09            3.125            156,419
        9,308  U.S. Treasury Notes (2)                                               05/15/14            4.750          9,507,610
        3,000  Wells Fargo & Co.                                                     03/23/07            1.619+         3,000,270
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      156,333,145
---------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Global Debt Securities (cost - $364,396,625)                                                          375,931,686
---------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)*                                                                             DATES              RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
VENEZUELA - 0.00%
            4  Republic of Venezuela, strike @ $0, expires 04/15/20~~** (cost - $0)                                $            0

  PRINCIPAL
   AMOUNT
   (000)*
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.08%
          300  U.S. Treasury Bills~(cost - $297,972)                                 12/23/04            1.690%#          297,972

REPURCHASE AGREEMENT - 2.71%
       10,398  Repurchase Agreement dated 07/30/04 with State Street
               Bank & Trust Co., collateralized by $1,012,063 U.S.
               Treasury Bills, zero coupon due 08/12/04 to 10/21/04,
               $5,414,811 U.S. Treasury Bonds, 6.000% to 8.750% due
               05/15/16 to 02/15/26 and $2,221,398 U.S. Treasury Notes,
               1.875% to 7.875% due 09/30/04 to 08/15/07; (value -
               $10,607,427); proceeds; $10,398,996 (cost - $10,398,000)              08/02/04            1.150         10,398,000

  NUMBER OF
  CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.02%
CALL OPTIONS PURCHASED - 0.02%
           38  U.S. Treasury Notes 10 Year Futures, strike @ $109,
               expires 11/26/04 (cost - $48,822)                                                                           77,781

  NUMBER OF
    SHARES
     (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 1.46%
MONEY MARKET FUNDS++ - 1.46%
        2,000  Barclays Prime Money Market Fund                                                          1.314          2,000,000
        3,600  UBS Private Money Market Fund LLC***                                                      1.272          3,600,185
---------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $5,600,185)                                                                            5,600,185
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $380,741,604) - 102.31%                                                                     392,305,624
Liabilities in excess of other assets - (2.31)%                                                                        (8,851,649)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                               $  383,453,975
---------------------------------------------------------------------------------------------------------------------------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
*      In local currency unless otherwise indicated.
** Security is being fair valued by a valuation committee under the direction of the board of trustees.
***    Affiliated issuer.
+ Floating rate securities. The interest rates shown are the current rates as of July 31, 2004.
++     Interest rates shown reflect yield at July 31, 2004.
~ Entire or partial amount pledged as collateral for futures and options transactions.
~~     Illiquid securities representing 0.000% of net assets.
#      Interest rate shown is discount rate at date of purchase.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.60% of net assets as of July 31, 2004, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)    Security, or portion thereof, was on loan at July 31, 2004.
(3) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.
MTN    Medium Term Note.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
EUR    Euro Dollars
USD    U.S.Dollars
GBP    Great Britain Pounds
JPY    Japanese Yen

  NUMBER OF
  CONTRACTS
    (000)                                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
38             U.S. Treasury Notes 10 Year Futures, strike @ $113.00,
               expires 11/26/04 (premium received $14,116)                                                  $      19,594
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             UNREALIZED
 NUMBER OF                                                               IN             EXPIRATION          APPRECIATION
 CONTRACTS    CURRENCY             CONTRACTS TO RECEIVE             EXCHANGE FOR           DATES           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
         62     EUR      Euro Bonds 10 Year Futures                 $  8,502,468      September 2004        $     (19,691)
         11     GBP      United Kingdom Long Gilt 10 Year Futures      2,108,853      September 2004              (10,877)
        304     USD      U.S. Treasury Note 10 Year Futures           33,466,333      September 2004             (192,167)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (222,735)
-------------------------------------------------------------------------------------------------------------------------

                                   CONTRACTS TO DELIVER
         45     EUR      Euro Bonds 2 Year Futures                     5,712,434      September 2004               14,929
        101     EUR      Euro Bonds 5 Year Futures                    13,461,616      September 2004               23,908
          6     JPY      Japan Bonds 10 Year Futures                   7,246,053      September 2004               18,856
         49     USD      U.S. Treasury Bond 20 Year Futures            5,098,892      September 2004              203,827
          9     USD      U.S. Treasury Note 2 Year Futures             1,894,938      September 2004                5,187
        259     USD      U.S. Treasury Note 5 Year Futures            28,107,961      September 2004              255,503
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                  522,210
-------------------------------------------------------------------------------------------------------------------------
                                                                                                            $     299,475
-------------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
EUR    Euro Dollars
GBP    Great Britain Pounds
JPY    Japanese Yen
USD    U.S. Dollars

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                          UNREALIZED
                                            CONTRACTS TO               IN                                APPRECIATION
                                               DELIVER            EXCHANGE FOR        MATURITY DATES    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Australian Dollar                               25,239,572    EUR        14,696,000      09/02/04      $         (5,928)
Australian Dollar                               25,907,120    EUR        15,002,966      09/02/04               (55,218)
Australian Dollar                               10,464,316    USD         7,255,000      09/02/04               (76,384)
Australian Dollar                                3,419,601    USD         2,455,000      09/02/04                59,200
Canadian Dollar                                 56,709,274    EUR        34,563,682      09/02/04              (543,833)
Canadian Dollar                                  6,496,912    USD         4,910,000      09/02/04                23,937
Euro Dollar                                      9,440,000    CHF        14,527,586      08/24/04                 7,004
Euro Dollar                                      5,160,000    GBP         3,473,092      08/24/04                49,053
Euro Dollar                                      2,160,000    GBP         1,454,156      08/24/04                20,808
Euro Dollar                                      7,200,000    JPY       959,877,220      08/24/04               (15,475)
Euro Dollar                                      4,800,000    JPY       647,436,900      08/24/04                23,474
Euro Dollar                                      8,700,000    JPY     1,174,215,200      08/24/04                45,851
Euro Dollar                                      6,280,000    JPY       825,025,960      08/24/04               (68,329)
Euro Dollar                                        450,000    USD           543,173      08/24/04                 2,004
Euro Dollar                                      5,280,000    USD         6,384,501      08/24/04                34,793
Euro Dollar                                      3,950,000    USD         4,811,936      08/24/04                61,682
Euro Dollar                                      1,660,000    USD         2,024,533      08/24/04                28,225
Euro Dollar                                      5,933,657    USD         7,034,943      08/24/04              (100,848)
Euro Dollar                                     10,411,418    AUD        18,072,020      09/02/04                71,101
Euro Dollar                                      7,780,000    GBP         5,226,994      09/02/04                62,361
Euro Dollar                                      6,917,476    GBP         4,560,000      09/02/04               (23,904)
Euro Dollar                                     47,808,984    GBP        32,239,536      09/02/04               491,193
Euro Dollar                                     15,820,000    JPY     2,130,004,798      09/02/04                64,732
Euro Dollar                                      6,220,000    SEK        56,476,356      09/02/04               (62,170)
Euro Dollar                                     19,277,894    USD        23,174,287      09/02/04                (6,401)
Euro Dollar                                      1,940,000    JPY       260,121,020      11/24/04                 8,987
Euro Dollar                                      6,400,000    JPY       858,304,000      11/24/04                30,430
Euro Dollar                                      1,380,000    JPY       184,951,740      11/24/04                 6,019
Euro Dollar                                      1,310,941    USD         1,610,589      11/24/04                35,257
Euro Dollar                                        800,000    USD           976,040      11/24/04                14,696
Euro Dollar                                      1,072,070    USD         1,313,591      11/24/04                25,306
Euro Dollar                                        320,000    USD           390,962      11/24/04                 6,424
Euro Dollar                                      3,405,866    HUF       900,000,000      12/06/04                62,735
Euro Dollar                                      1,935,484    PLN         9,000,000      12/06/04                55,146
Euro Dollar                                      1,996,506    SKK        80,000,000      12/06/04                (5,663)
Great Britain Pounds                             3,132,470    USD         5,500,489      08/24/04              (184,797)
Great Britain Pounds                             1,516,971    USD         2,756,034      08/24/04                 2,802
Great Britain Pounds                               770,000    USD         1,347,770      08/24/04               (49,744)
Great Britain Pounds                             1,557,326    USD         2,722,206      08/24/04              (104,268)
Great Britain Pounds                            10,325,566    EUR        15,578,000      09/02/04                 2,552
Great Britain Pounds                             2,454,216    EUR         3,664,728      09/02/04               (22,182)
Great Britain Pounds                             4,834,974    EUR         7,320,172      09/02/04                16,666
Great Britain Pounds                            10,717,390    USD        19,023,368      09/02/04              (413,903)
Great Britain Pounds                             6,792,001    USD        12,259,561      11/24/04                28,852
Hungarian Forint                               540,000,000    EUR         2,099,126      12/06/04                (4,232)

                                                                                                          UNREALIZED
                                            CONTRACTS TO               IN                                APPRECIATION
                                               DELIVER            EXCHANGE FOR        MATURITY DATES    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Indian Rupee                                    90,000,000    USD         1,918,977      12/06/04      $         (3,093)
Japanese Yen                                   398,676,760    EUR         3,040,000      08/24/04                36,219
Japanese Yen                                 1,902,923,292    EUR        14,460,000      08/24/04               142,672
Japanese Yen                                   316,118,708    EUR         2,400,000      08/24/04                22,419
Japanese Yen                                 2,170,692,510    EUR        16,480,000      08/24/04               153,890
Japanese Yen                                   188,272,710    USD         1,710,000      08/24/04                17,734
Japanese Yen                                   248,229,040    USD         2,250,000      08/24/04                18,824
Japanese Yen                                 1,650,923,201    USD        14,968,494      08/24/04               129,374
Japanese Yen                                   493,923,210    USD         4,400,000      08/24/04               (39,569)
Japanese Yen                                   549,591,352    USD         5,060,694      08/24/04               120,760
Japanese Yen                                   842,000,000    AUD        10,739,112      09/02/04               (23,521)
Japanese Yen                                   842,000,000    CAD        10,380,196      09/02/04               117,786
Japanese Yen                                 3,594,954,374    EUR        27,266,000      09/02/04               230,744
Japanese Yen                                 2,148,646,076    EUR        16,058,640      09/02/04                (5,063)
Japanese Yen                                   108,515,880    USD           990,000      11/24/04                 9,959
Japanese Yen                                   743,544,400    USD         6,730,000      11/24/04                14,817
Japanese Yen                                   210,745,700    USD         1,900,000      11/24/04                (3,310)
Japanese Yen                                   607,524,861    USD         5,578,741      11/24/04                91,993
New Zealand Dollar                               7,683,681    USD         4,716,781      08/24/04              (159,273)
Polish Zloty                                     4,400,000    EUR           975,178      12/06/04                (9,572)
Swedish Krona                                    8,054,076    USD         1,052,820      08/24/04                 3,811
Swedish Krona                                   96,991,800    EUR        10,674,158      09/02/04               101,963
Swedish Krona                                   86,333,620    EUR         9,521,216      09/02/04               102,792
Swiss Franc                                      5,080,000    JPY       448,106,800      08/24/04                26,557
Swiss Franc                                      7,020,000    JPY       620,811,920      08/24/04                43,791
Swiss Franc                                      7,070,061    USD         5,650,000      08/24/04               118,322
Swiss Franc                                      4,082,467    USD         3,280,000      08/24/04                85,842
Swiss Franc                                      3,154,955    USD         2,520,000      11/24/04                44,186
Swiss Franc                                      4,050,810    USD         3,240,000      11/24/04                61,174
Swiss Franc                                      4,288,320    USD         3,430,000      11/24/04                64,790
United States Dollar                             3,156,156    CAD         4,319,200      08/24/04                92,533
United States Dollar                             2,590,000    CHF         3,215,231      08/24/04               (74,374)
United States Dollar                             2,650,000    CHF         3,301,039      08/24/04               (67,238)
United States Dollar                             4,950,000    CHF         6,231,000      08/24/04               (74,811)
United States Dollar                             6,750,000    CHF         8,617,221      08/24/04                (7,812)
United States Dollar                                50,000    CHF            63,650      08/24/04                  (200)
United States Dollar                             2,089,675    EUR         1,750,000      08/24/04                14,868
United States Dollar                            20,597,281    EUR        16,990,845      08/24/04              (164,161)
United States Dollar                            12,089,599    EUR        10,090,000      08/24/04                44,595
United States Dollar                            11,774,407    EUR         9,650,625      08/24/04              (168,605)
United States Dollar                             2,380,000    EUR         1,975,989      08/24/04                (3,683)
United States Dollar                             5,346,386    GBP         3,043,928      08/24/04               178,201
United States Dollar                             1,130,000    GBP           610,234      08/24/04               (22,455)
United States Dollar                             2,080,000    JPY       237,101,280      08/24/04                51,156
United States Dollar                             7,540,000    JPY       836,085,600      08/24/04               (24,946)

                                                                                                          UNREALIZED
                                            CONTRACTS TO               IN                                APPRECIATION
                                               DELIVER            EXCHANGE FOR        MATURITY DATES    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
United States Dollar                             1,570,000    JPY       178,991,775      08/24/04      $         38,846
United States Dollar                             6,270,000    JPY       687,466,350      08/24/04               (90,793)
United States Dollar                            35,871,433    JPY     3,924,322,396      08/24/04              (598,145)
United States Dollar                             1,782,113    KRW     2,059,409,645      08/24/04               (24,500)
United States Dollar                             1,049,801    SEK         8,054,076      08/24/04                  (792)
United States Dollar                               276,027    AUD           398,308      09/02/04                 3,030
United States Dollar                             2,455,000    AUD         3,362,047      09/02/04               (99,523)
United States Dollar                            15,381,692    AUD        22,286,595      09/02/04               232,477
United States Dollar                             6,537,922    CAD         9,000,430      09/02/04               230,935
United States Dollar                            11,100,000    EUR         9,061,225      09/02/04              (204,338)
United States Dollar                             9,019,371    JPY     1,005,659,865      09/02/04                23,148
United States Dollar                            27,284,318    JPY     3,044,929,930      09/02/04                94,556
United States Dollar                               830,000    AUD         1,184,023      11/24/04                (7,010)
United States Dollar                             3,630,000    CHF         4,594,781      11/24/04               (24,299)
United States Dollar                               950,000    CHF         1,202,463      11/24/04                (6,382)
United States Dollar                             1,170,000    CHF         1,480,532      11/24/04                (8,170)
United States Dollar                             1,899,684    EUR         1,570,000      11/24/04               (13,047)
United States Dollar                             2,686,977    EUR         2,220,000      11/24/04               (19,247)
United States Dollar                             1,053,139    EUR           870,000      11/24/04                (7,678)
United States Dollar                            16,617,376    EUR        13,708,894      11/24/04              (143,671)
United States Dollar                               360,000    JPY        39,343,320      11/24/04                (4,678)
United States Dollar                             1,051,858    SEK         8,054,076      11/24/04                (3,677)
United States Dollar                             1,982,816    INR        90,000,000      12/06/04               (60,746)
United States Dollar                             1,279,864    KRW     1,500,000,000      12/06/04                (7,176)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                187,217
-----------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD    Australian Dollars
CAD    Canadian Dollars
CHF    Swiss Francs
EUR    Euro Dollars
GBP    Great Britian Pounds
HUF    Hungarian Forints
INR    Indian Rupee
JPY    Japanese Yen
KRW    South Korean Won
PLN    Polish Zloties
SKK    Slovakian Koruna
SEK    Swedish Krona
USD    U.S. Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                     PERCENT OF PORTFOLIO ASSETS
                                                    ----------------------------
                                                    LONG-TERM       SHORT-TERM
--------------------------------------------------------------------------------
Government and other public issuers                   65.81%           0.07%
Repurchase agreements                                    --            2.65
Bank and other financial institutions                 24.55              --
Industrial                                             5.47              --
Money market funds                                       --            1.43
Options                                                  --            0.02
--------------------------------------------------------------------------------
                                                      95.83%           4.17%
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

COMMON STOCKS - 99.02%

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.91%
Boeing Co.                                                  130,100   $    6,602,577
Lockheed Martin Corp. (1)                                   116,400        6,168,036
United Technologies Corp.                                    68,699        6,423,356
------------------------------------------------------------------------------------
                                                                          19,193,969
------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.47%
CNF, Inc.                                                   115,800        4,777,908

AUTO COMPONENTS - 0.36%
American Axle & Manufacturing Holdings, Inc.                104,600        3,593,010

AUTOMOBILES -- 0.55%
Ford Motor Co. (1)                                          374,700        5,515,584

BANKS - 8.59%
Bank of America Corp. (1)                                   466,400       39,648,664
Golden West Financial Corp.                                  30,400        3,250,064
National City Corp.                                         176,700        6,449,550
U.S. Bancorp                                                326,700        9,245,610
Wachovia Corp.                                              338,400       14,994,504
Wells Fargo & Co.                                           224,150       12,868,451
------------------------------------------------------------------------------------
                                                                          86,456,843
------------------------------------------------------------------------------------
BEVERAGES - 0.77%
Pepsi Bottling Group, Inc.                                  134,500        3,745,825
PepsiCo, Inc.                                                80,150        4,007,500
------------------------------------------------------------------------------------
                                                                           7,753,325
------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.38%
Masco Corp.                                                 125,550        3,796,632

CHEMICALS - 1.54%
E.I. du Pont de Nemours and Co.                             272,850       11,697,080
Monsanto Co.                                                105,700        3,832,682
------------------------------------------------------------------------------------
                                                                          15,529,762
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 2.56%
Cendant Corp.                                               643,350       14,719,848
CheckFree Corp.*                                            125,700        3,776,028
Corinthian Colleges, Inc. (1)*                               45,950          860,184
Donnelley, R.R. & Sons Co. (1)                               87,400        2,774,076
Waste Management, Inc.                                      129,100        3,632,874
------------------------------------------------------------------------------------
                                                                          25,763,010
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.32%
Harris Corp.                                                 71,100        3,375,828
Motorola, Inc.                                              344,900        5,494,257
Scientific-Atlanta, Inc.                                    143,300        4,406,475
------------------------------------------------------------------------------------
                                                                          13,276,560
------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.13%
Hewlett-Packard Co. (1)                                     575,876   $   11,603,901
International Business Machines Corp. (1)                   188,350       16,399,635
Storage Technology Corp.*                                   140,700        3,510,465
------------------------------------------------------------------------------------
                                                                          31,514,001
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 12.28%
American Express Co.                                        129,281        6,496,370
Bear Stearns Cos., Inc. (1)                                  79,900        6,665,258
Capital One Financial Corp.                                  88,300        6,120,956
Citigroup, Inc.                                             806,412       35,554,705
Doral Financial Corp.                                       124,800        4,898,400
Fannie Mae                                                   82,100        5,825,816
Goldman Sachs Group, Inc.                                    51,500        4,541,785
J.P. Morgan Chase & Co.                                     636,970       23,778,090
Lehman Brothers Holdings, Inc.                              146,800       10,290,680
MBNA Corp.                                                  192,050        4,741,715
Morgan Stanley & Co.                                        194,650        9,602,084
New Century Financial Corp. (1)                             106,150        4,994,358
Piper Jaffray Cos., Inc.*                                     3,137          127,833
------------------------------------------------------------------------------------
                                                                         123,638,050
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.35%
BellSouth Corp.                                             316,300        8,568,567
CenturyTel, Inc.                                            138,500        4,292,115
SBC Communications, Inc.                                    310,300        7,863,002
Verizon Communications, Inc.                                337,201       12,995,727
------------------------------------------------------------------------------------
                                                                          33,719,411
------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 4.22%
Constellation Energy Group, Inc.                            112,000        4,317,600
Dominion Resources, Inc. (1)                                 69,350        4,400,951
Entergy Corp.                                               123,500        7,101,250
Exelon Corp.                                                163,000        5,688,700
PPL Corp.                                                   108,400        5,024,340
Progress Energy, Inc. (1)                                   145,931        6,149,532
Public Service Enterprise Group, Inc.                       120,200        4,687,800
TXU Corp.                                                   129,600        5,139,936
------------------------------------------------------------------------------------
                                                                          42,510,109
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.35%
Avnet, Inc.*                                                183,600        3,565,512

ENERGY EQUIPMENT & SERVICES - 0.33%
Nabors Industries, Ltd.*                                     71,600        3,329,400

FOOD & DRUG RETAILING - 0.46%
SUPERVALU, INC. (1)                                         163,200        4,660,992


                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
FOOD PRODUCTS - 1.66%
Archer Daniels Midland Co.                                  178,750   $    2,758,112
ConAgra Foods, Inc.                                         115,500        3,003,000
General Mills, Inc.                                         136,800        6,142,320
Tyson Foods, Inc., Class A                                  253,500        4,831,710
------------------------------------------------------------------------------------
                                                                          16,735,142
------------------------------------------------------------------------------------
GAS UTILITIES - 0.49%
Sempra Energy                                               137,700        4,922,775

HEALTH CARE EQUIPMENT & SUPPLIES - 0.61%
Baxter International, Inc.                                  123,150        3,703,121
Boston Scientific Corp.*                                     64,100        2,452,466
------------------------------------------------------------------------------------
                                                                           6,155,587
------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 1.04%
Anthem, Inc. (1)*                                            75,700        6,242,979
CIGNA Corp.                                                  67,300        4,173,273
------------------------------------------------------------------------------------
                                                                          10,416,252
------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.97%
Caesars Enertainment, Inc.*                                 296,500        4,367,445
IAC/InterActiveCorp (1)*                                     73,600        2,009,280
McDonald's Corp.                                            250,800        6,897,000
Starwood Hotels & Resorts Worldwide, Inc.                   144,900        6,520,500
------------------------------------------------------------------------------------
                                                                          19,794,225
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.74%
Kimberly-Clark Corp.                                         92,000        5,894,440
Procter & Gamble Co. (1)                                    222,100       11,582,515
------------------------------------------------------------------------------------
                                                                          17,476,955
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 4.83%
General Electric Co. (1)                                  1,117,400       37,153,550
Textron, Inc.                                                96,000        5,884,800
Tyco International Ltd. (1)                                 180,550        5,597,050
------------------------------------------------------------------------------------
                                                                          48,635,400
------------------------------------------------------------------------------------
INSURANCE - 7.25%
ACE Ltd.                                                    115,900        4,704,381
AFLAC, Inc.                                                  88,900        3,523,996
Allstate Corp.                                              173,000        8,144,840
American International Group, Inc.                           74,900        5,291,685
Hartford Financial Services Group, Inc.                     106,800        6,952,680
MetLife, Inc.                                               284,502       10,148,186
Nationwide Financial Services, Inc., Class A                103,800        3,681,786
Prudential Financial, Inc. (1)                              135,700        6,318,192
SAFECO Corp.                                                131,500        6,188,390
St. Paul Cos., Inc. (1)                                     342,922       12,712,119
W.R. Berkley Corp.                                          130,000        5,322,200
------------------------------------------------------------------------------------
                                                                          72,988,455
------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.47%
VeriSign, Inc. (1)*                                         270,400   $    4,734,704

LEISURE EQUIPMENT & PRODUCTS - 0.33%
Hasbro, Inc.                                                180,500        3,279,685

MACHINERY - 2.55%
Deere & Co.                                                 154,950        9,732,409
Eaton Corp.                                                 102,400        6,619,136
Parker-Hannifin Corp.                                        86,600        4,969,108
Terex Corp.*                                                112,600        4,381,266
------------------------------------------------------------------------------------
                                                                          25,701,919
------------------------------------------------------------------------------------
MEDIA - 3.80%
Clear Channel Communications, Inc.                          242,200        8,646,540
Comcast Corp., Class A (1)*                                 215,772        5,912,153
Comcast Corp., Class A-Special*                             217,000        5,815,600
Gannett Co., Inc.                                            45,869        3,813,548
Time Warner, Inc.*                                          199,500        3,321,675
Univision Communications, Inc., Class A (1)*                 92,100        2,668,137
Viacom, Inc., Class B                                        29,900        1,004,341
Walt Disney Co. (1)                                         304,200        7,023,978
------------------------------------------------------------------------------------
                                                                          38,205,972
------------------------------------------------------------------------------------
METALS & MINING - 1.11%
Alcoa, Inc.                                                 203,194        6,508,304
United States Steel Corp. (1)                               123,500        4,710,290
------------------------------------------------------------------------------------
                                                                          11,218,594
------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.82%
Federated Department Stores, Inc.                           116,700        5,592,264
Target Corp.                                                 60,242        2,626,551
------------------------------------------------------------------------------------
                                                                           8,218,815
------------------------------------------------------------------------------------
OIL & GAS - 13.14%
Amerada Hess Corp.                                           61,000        5,084,350
Apache Corp.                                                139,502        6,491,028
Burlington Resources, Inc.                                  171,000        6,527,070
ChevronTexaco Corp.                                         197,400       18,881,310
ConocoPhillips                                              242,757       19,121,969
Exxon Mobil Corp.                                           839,912       38,887,926
Kerr-McGee Corp.                                             78,700        4,131,750
Marathon Oil Corp.                                          288,900       10,882,863
Murphy Oil Corp. (1)                                         49,700        3,843,798
Occidental Petroleum Corp.                                  209,000       10,297,430
Sunoco, Inc.                                                 70,900        4,833,253
XTO Energy, Inc.                                            111,200        3,324,880
------------------------------------------------------------------------------------
                                                                         132,307,627
------------------------------------------------------------------------------------

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.79%
Georgia-Pacific Corp.                                       144,000   $    4,838,400
International Paper Co. (1)                                 151,200        6,536,376
Louisiana-Pacific Corp.                                     147,600        3,495,168
Rayonier, Inc.                                               72,318        3,180,546
------------------------------------------------------------------------------------
                                                                          18,050,490
------------------------------------------------------------------------------------
PHARMACEUTICALS - 5.30%
Andrx Corp.*                                                186,200        4,830,028
Aventis SA ADR (1)                                           81,750        6,421,462
GlaxoSmithKline PLC, ADR (1)                                182,600        7,477,470
Johnson & Johnson                                            66,800        3,692,036
Medco Health Solutions, Inc.*                               133,200        4,035,960
Merck & Co., Inc.                                           330,100       14,970,035
Pfizer, Inc.                                                372,750       11,913,090
------------------------------------------------------------------------------------
                                                                          53,340,081
------------------------------------------------------------------------------------
REAL ESTATE - 0.32%
Simon Property Group, Inc.                                   61,600        3,179,176

ROAD & RAIL - 0.82%
Burlington Northern Santa Fe Corp.                          233,900   $    8,298,772

SEMICONDUCTORS - 0.54%
Koninklijke (Royal) Philips Electronics N.V., ADR           223,724        5,420,833

SOFTWARE - 2.03%
Microsoft Corp.                                             717,600       20,422,896

SPECIALTY RETAIL - 2.34%
Barnes & Noble, Inc. (1)*                                   139,600        4,799,448
Circuit City Stores-Circuit City Group                      377,400        5,321,340
Limited Brands                                              157,900        3,227,476
Lowe's Cos., Inc.                                            61,300        2,986,536
Sherwin-Williams Co.                                        105,400        4,256,052
Staples, Inc.                                               103,250        2,981,860
------------------------------------------------------------------------------------
                                                                          23,572,712
------------------------------------------------------------------------------------
TOBACCO - 1.50%
Altria Group, Inc.                                          317,450       15,110,620
------------------------------------------------------------------------------------
Total Common Stocks (cost - $890,338,661)                                996,781,765
------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   MATURITY  INTEREST
  (000)                                                      DATE      RATES         VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.99%
$     9,913    Repurchase Agreement dated 07/30/04 with
               State Street Bank & Trust Co.,
               collateralized by $688,141 U.S. Treasury
               Bills, zero coupon due 08/12/04 to
               10/21/04, $3,681,738 U.S. Treasury
               Bonds, 6.000% to 8.750% due 05/15/16 to
               02/15/26, $1,510,414 U.S. Treasury
               Notes, 1.875% to 7.875% due 09/30/04 to
               08/15/07 and $2,840,000 Federal National
               Mortgage Association, 4.250% due
               06/15/05; (value - $10,116,297);
               proceeds: $9,913,950 (cost - $9,913,000)    08/02/04     1.150%  $     9,913,000

 NUMBER OF
  SHARES
   (000)
-----------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 8.27%
MONEY MARKET FUNDS+ - 8.27%
     40,000    Barclays Prime Money Market Fund                         1.314        40,000,000
     10,007    Scudder Money Market Series                              1.233        10,006,518
     33,204    UBS Private Money Market Fund LLC**                      1.272        33,204,432
-----------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $83,210,950)                                        83,210,950
-----------------------------------------------------------------------------------------------
Total Investments (cost - $983,462,611) - 108.28%                                 1,089,905,715
Liabilities in excess of other assets - (8.28)%                                     (83,302,991)
Net Assets - 100.00%                                                            $ 1,006,602,724
-----------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Affiliated issuer.

ADR  American Depositary Receipt.

(1)  Security, or portion thereof, was on loan at July 31, 2004.

+    Interest rates shown reflect yield at July 31, 2004.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

COMMON STOCKS - 97.02%

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.54%
General Dynamics Corp.                                       37,500   $    3,705,750

AIR FREIGHT & COURIERS - 1.62%
FedEx Corp. (1)                                             135,741       11,114,473

BANKS - 0.34%
New York Community Bancorp, Inc.                                  3               58
Wells Fargo & Co.                                            40,600        2,330,846
------------------------------------------------------------------------------------
                                                                           2,330,904
------------------------------------------------------------------------------------
BEVERAGES - 1.61%
Coca-Cola Enterprises, Inc.                                 136,100        2,776,440
Pepsi Bottling Group, Inc.                                  109,900        3,060,715
PepsiCo, Inc.                                               103,419        5,170,950
------------------------------------------------------------------------------------
                                                                          11,008,105
------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.30%
Amgen, Inc.*                                                115,389        6,563,326
Charles River Laboratories International, Inc. (1)*          48,700        2,194,909
Genentech, Inc. (1)*                                        262,524       12,779,669
Invitrogen Corp.*                                            20,500        1,075,840
------------------------------------------------------------------------------------
                                                                          22,613,744
------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.82%
Lennar Corp., Class A (1)                                   127,938        5,460,394
Lennar Corp., Class B                                         4,270          169,476
------------------------------------------------------------------------------------
                                                                           5,629,870
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.52%
Cendant Corp.                                               139,000        3,180,320
Certegy, Inc.                                               146,775        5,564,240
First Data Corp.                                            239,475       10,682,980
Paychex, Inc.                                               151,873        4,664,020
------------------------------------------------------------------------------------
                                                                          24,091,560
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 5.49%
Cisco Systems, Inc.*                                        735,937       15,351,646
Motorola, Inc.                                              391,734        6,240,323
QUALCOMM, Inc. (1)                                          231,995       16,026,214
------------------------------------------------------------------------------------
                                                                          37,618,183
------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.93%
Dell, Inc.*                                                 399,505       14,170,442
Lexmark International, Inc.*                                 41,000        3,628,500
Storage Technology Corp.*                                    91,200        2,275,440
------------------------------------------------------------------------------------
                                                                          20,074,382
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 12.21%
American Express Co.                                        112,012        5,628,603
Capital One Financial Corp.                                  45,100        3,126,332
Citigroup, Inc.                                             410,562   $   18,101,679
Countrywide Financial Corp.                                 169,543       12,224,050
Fannie Mae                                                  202,075       14,339,242
Goldman Sachs Group, Inc.                                    50,754        4,475,995
Merrill Lynch & Co., Inc.                                   136,951        6,809,204
SLM Corp.                                                   498,736       18,912,069
------------------------------------------------------------------------------------
                                                                          83,617,174
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.33%
Verizon Communications, Inc.                                 59,075        2,276,751

ELECTRICAL EQUIPMENT - 1.21%
Molex, Inc., Class A                                        332,174        8,244,559

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.22%
Amphenol Corp., Class A*                                        300            9,429
Sanmina-SCI Corp.*                                          205,700        1,509,838
------------------------------------------------------------------------------------
                                                                           1,519,267
------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.87%
Schlumberger Ltd.                                            92,700        5,962,464

FOOD & DRUG RETAILING - 0.46%
Whole Foods Market, Inc.                                     38,260        3,149,563

HEALTH CARE EQUIPMENT & SUPPLIES - 5.66%
Becton, Dickinson and Co.                                    75,200        3,551,696
Biomet, Inc.                                                 77,500        3,409,225
Boston Scientific Corp.*                                    171,176        6,549,194
DENTSPLY International, Inc.                                 92,700        4,508,001
Medtronic, Inc.                                             193,341        9,603,247
Zimmer Holdings, Inc. (1)*                                  145,922       11,135,308
------------------------------------------------------------------------------------
                                                                          38,756,671
------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 6.82%
Anthem, Inc. (1)*                                            40,800        3,364,776
Cardinal Health, Inc.                                        50,209        2,234,301
Coventry Health Care, Inc. (1)*                              70,500        3,603,255
Lincare Holdings, Inc. (1)*                                 158,362        5,058,082
UnitedHealth Group, Inc.                                    515,156       32,403,312
------------------------------------------------------------------------------------
                                                                          46,663,726
------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 2.66%
Carnival Corp. (1)                                          220,162       10,261,751
Mandalay Resort Group (1)                                    69,571        4,696,042
Starbucks Corp.*                                             56,729        2,663,994
Wynn Resorts, Ltd. (1)*                                      17,023          609,083
------------------------------------------------------------------------------------
                                                                          18,230,870
------------------------------------------------------------------------------------

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES           VALUE
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.29%
Centex Corp.                                                 46,200   $    1,959,804

HOUSEHOLD PRODUCTS - 2.54%
Procter & Gamble Co.                                        333,796       17,407,461

INSURANCE - 3.73%
AFLAC, Inc.                                                 194,437        7,707,483
American International Group, Inc.                          206,542       14,592,192
Progressive Corp.                                            42,600        3,264,012
------------------------------------------------------------------------------------
                                                                          25,563,687
------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.96%
eBay, Inc.*                                                  83,928        6,574,080

INTERNET SOFTWARE & SERVICES - 1.85%
IAC/InterActiveCorp (1)*                                    231,749        6,326,748
VeriSign, Inc. (1)*                                         129,900        2,274,549
Yahoo!, Inc.*                                               131,324        4,044,779
------------------------------------------------------------------------------------
                                                                          12,646,076
------------------------------------------------------------------------------------
MACHINERY - 3.91%
Caterpillar, Inc.                                           104,905        7,709,469
Danaher Corp. (1)                                            72,500        3,672,125
Deere & Co.                                                  50,900        3,197,029
Dover Corp.                                                 224,024        8,889,272
ITT Industries, Inc.                                         41,000        3,277,950
------------------------------------------------------------------------------------
                                                                          26,745,845
------------------------------------------------------------------------------------
MARINE - 0.33%
Overseas Shipholding Group, Inc.                             50,600        2,272,446

MEDIA - 3.39%
Comcast Corp., Class A (1)*                                 278,099        7,453,053
Liberty Media Corp., Class A*                             1,004,247        8,516,015
Liberty Media International, Inc., Class A (1)*              65,663        2,047,372
McGraw-Hill Cos., Inc.                                       34,700        2,604,582
Walt Disney Co.                                             113,400        2,618,406
------------------------------------------------------------------------------------
                                                                          23,239,428
------------------------------------------------------------------------------------
METALS & MINING - 0.76%
Phelps Dodge Corp.                                           30,000        2,338,200
Nucor Corp.                                                  34,100        2,852,465
------------------------------------------------------------------------------------
                                                                           5,190,665
------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.38%
Wal-Mart Stores, Inc.                                       178,657        9,470,608

OIL & GAS - 0.77%
Burlington Resources, Inc.                                   62,500        2,385,625
Sunoco, Inc.                                                 42,200        2,876,774
------------------------------------------------------------------------------------
                                                                           5,262,399
------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.11%
Gillette Co.                                                 19,311          752,743

PHARMACEUTICALS - 6.77%
Endo Pharmaceuticals Holdings, Inc.*                        125,300   $    2,405,760
Forest Laboratories, Inc.*                                   40,500        2,036,745
Johnson & Johnson                                           313,750       17,340,962
Pfizer, Inc.                                                567,899       18,150,052
Wyeth Pharmaceuticals (1)                                   182,309        6,453,739
------------------------------------------------------------------------------------
                                                                          46,387,258
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.03%
Altera Corp. (1)*                                           109,700        2,283,954
Atmel Corp.*                                                469,700        2,010,316
Intel Corp.                                                 388,999        9,483,796
Microchip Technology, Inc.                                   73,000        2,114,810
National Semiconductor Corp. (1)*                           125,300        2,148,895
Texas Instruments, Inc. (1)                                 127,300        2,715,309
------------------------------------------------------------------------------------
                                                                          20,757,080
------------------------------------------------------------------------------------
SOFTWARE - 7.77%
Adobe Systems, Inc. (1)                                      89,200        3,762,456
Electronic Arts, Inc. (1)*                                  144,130        7,225,237
Intuit, Inc.*                                               150,637        5,639,849
Microsoft Corp.                                             988,289       28,126,705
Oracle Corp.*                                               406,700        4,274,417
Symantec Corp. (1)*                                          89,700        4,194,372
------------------------------------------------------------------------------------
                                                                          53,223,036
------------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.52%
American Eagle Outfitters, Inc.*                            113,500        3,719,395
Barnes & Noble, Inc.*                                        95,900        3,297,042
Bed Bath & Beyond, Inc.*                                    133,667        4,730,475
Gap, Inc. (1)                                               167,200        3,795,440
Home Depot, Inc.                                            200,850        6,772,662
Lowe's Cos., Inc.                                           134,274        6,541,829
Staples, Inc.                                               129,300        3,734,184
Tiffany & Co. (1)                                           145,568        5,204,056
------------------------------------------------------------------------------------
                                                                          37,795,083
------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.37%
Nike, Inc., Class B                                         128,868        9,369,992

WIRELESS TELECOMMUNICATION SERVICES - 1.93%
Nextel Communications, Inc., Class A*                       164,700        3,748,572
Vodafone Group plc, ADR (1)                                 436,462        9,484,319
------------------------------------------------------------------------------------
                                                                          13,232,891
------------------------------------------------------------------------------------
Total Common Stocks (cost - $609,177,363)                                664,458,598
------------------------------------------------------------------------------------
TRACKING STOCK - 0.34%
DIVERSIFIED FINANCIALS - 0.34%
SPDR Trust, Series 1 (1) (cost - $2,335,153)                 21,082        2,336,307

                                                          NUMBER OF
                                                           RIGHTS                     VALUE
-----------------------------------------------------------------------------------------------
RIGHTS - 0.01%

MEDIA - 0.01%
               Liberty Media International, Inc., Class
               A, exercise price $8.50, expires
               8/23/04* (cost - $97,285)                     13,133              $       78,927

 PRINCIPAL
  AMOUNT                                                   MATURITY   INTEREST
  (000)                                                      DATE       RATES
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.92%
$    20,012    Repurchase Agreement dated 07/30/04 with
               State Street Bank & Trust Co.,
               collateralized by $2,110,000 Federal
               Home Loan Bank, 3.375% due 02/15/08,
               $1,745,756 U.S. Treasury Bills, zero
               coupon due 08/12/04 to 10/21/04,
               $9,340,263 U.S. Treasury Bonds, 6.000%
               to 8.750% due 05/15/16 to 02/15/26 and
               $3,831,793 U.S. Treasury Notes, 1.875%
               to 7.875% due 09/30/04 to 08/15/07;
               (value - $20,415,163); proceeds:
               $20,013,918 (cost - $20,012,000)            08/02/04      1.150%      20,012,000

 NUMBER OF
  SHARES
   (000)
-----------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 10.57%
MONEY MARKET FUNDS+ - 10.57%
     25,000    Barclays Prime Money Market Fund                          1.314       25,000,000
     10,538    Scudder Money Market Series                               1.233       10,537,944
     36,851    UBS Private Money Market Fund LLC**                       1.272       36,851,223
-----------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $72,389,167)                                        72,389,167
-----------------------------------------------------------------------------------------------
Total Investments (cost - $704,010,968) - 110.86%                                   759,274,999
Liabilities in excess of other assets - (10.86)%                                    (74,355,791)
-----------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                             $  684,919,208
-----------------------------------------------------------------------------------------------

*    Non-Income producing security.

**   Affiliated issuer.

+    Interest rates shown reflect yield at July 31, 2004.

(1)  Security, or portion thereof, was on loan at July 31, 2004.

ADR  American Depositary Receipt.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

COMMON STOCKS - 94.01%

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES         VALUE
------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.76%
Goodrich Corp.                                               82,350   $    2,662,376

BANKS - 2.81%
Banknorth Group, Inc.                                       115,800        3,695,178
Commercial Federal Corp.                                     59,550        1,567,951
Northern Trust Corp.                                        115,800        4,647,054
------------------------------------------------------------------------------------
                                                                           9,910,183
------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.51%
Albany Molecular Research, Inc.*                            151,250        1,796,850

CHEMICALS - 3.44%
Cabot Corp.                                                  46,600        1,774,528
Cambrex Corp.                                               159,650        3,520,282
Engelhard Corp.                                              73,350        2,156,490
RPM International, Inc.                                     309,600        4,659,480
------------------------------------------------------------------------------------
                                                                          12,110,780
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 11.28%
Cendant Corp.                                               153,700        3,516,656
Certegy, Inc.                                                66,750        2,530,492
Convergys Corp. (1)*                                        302,550        4,005,762
Dun & Bradstreet Corp.*                                      95,200        5,344,528
Equifax, Inc.                                               174,900        4,218,588
Herman Miller, Inc. (1)                                     190,100        5,094,680
John H. Harland Co.                                          57,200        1,619,332
Pitney Bowes, Inc.                                          109,100        4,604,020
ServiceMaster Co. (1)                                       216,700        2,531,056
Steelcase, Inc., Class A                                    216,900        2,830,545
Valassis Communications, Inc. (1)*                          117,100        3,424,004
------------------------------------------------------------------------------------
                                                                          39,719,663
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.84%
Andrew Corp.*                                               274,050        2,973,443

CONSTRUCTION & ENGINEERING - 1.05%
Shaw Group, Inc. (1)*                                       372,550        3,695,696

CONTAINERS & PACKAGING - 0.74%
Pactiv Corp.*                                               110,400        2,603,232

DIVERSIFIED FINANCIALS - 2.25%
Janus Capital Group, Inc.                                   339,500        4,501,770
T. Rowe Price Group, Inc. (1)                                74,300        3,434,146
------------------------------------------------------------------------------------
                                                                           7,935,916
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.22%
CenturyTel, Inc.                                            138,300        4,285,917

ELECTRIC UTILITIES - 2.35%
IDACORP, Inc.                                                76,800   $    2,112,000
Puget Energy, Inc.                                          205,900        4,447,440
WPS Resources Corp.                                          37,500        1,720,875
------------------------------------------------------------------------------------
                                                                           8,280,315
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.71%
Brady Corp., Class A                                        125,300        5,663,560
Paxar Corp.*                                                200,200        3,859,856
------------------------------------------------------------------------------------
                                                                           9,523,416
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.18%
Coherent, Inc.*                                             159,800        4,205,137
PerkinElmer, Inc.                                            97,150        1,707,897
Symbol Technologies, Inc. (1)                               262,900        3,441,361
Vishay Intertechnology, Inc. (1)*                           118,150        1,831,325
------------------------------------------------------------------------------------
                                                                          11,185,720
------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.65%
Superior Energy Services, Inc.*                             317,450        3,549,091
Universal Compression Holdings, Inc.*                        69,200        2,270,452
------------------------------------------------------------------------------------
                                                                           5,819,543
------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.59%
Casey's General Stores, Inc.                                127,400        2,061,332

FOOD PRODUCTS - 1.49%
American Italian Pasta Co., Class A (1)                     101,250        2,977,763
Creative Bakeries, Inc. Class A (2)*                        882,000          176,400
McCormick & Co., Inc.                                        58,600        2,096,122
------------------------------------------------------------------------------------
                                                                           5,250,285
------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.26%
Apogent Technologies, Inc.*                                 203,500        6,613,750
Baxter International, Inc.                                  137,400        4,131,618
Invacare Corp.                                               59,800        2,424,890
Sybron Dental Specialties, Inc.*                            199,199        5,358,453
------------------------------------------------------------------------------------
                                                                          18,528,711
------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 7.66%
Accredo Health, Inc.*                                       114,400        3,706,560
Beverly Enterprises, Inc.*                                  517,700        4,079,476
Cross Country Healthcare, Inc.*                              53,500          798,220
Health Management Associates, Inc., Class A (1)             199,650        4,004,979
IMS Health, Inc.                                            299,100        7,250,184
Manor Care, Inc.                                             65,100        2,034,375
Omnicare, Inc.                                              180,150        5,092,840
------------------------------------------------------------------------------------
                                                                          26,966,634
------------------------------------------------------------------------------------

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 2.50%
Hilton Hotels Corp. (1)                                     179,000   $    3,191,570
Yum! Brands, Inc.                                           146,000        5,604,940
------------------------------------------------------------------------------------
                                                                           8,796,510
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 3.72%
American Greetings Corp., Class A*                          193,700        4,517,084
Black & Decker Corp.                                         75,200        5,257,232
Maytag Corp.                                                 75,500        1,547,750
Mohawk Industries, Inc.*                                     24,000        1,764,960
------------------------------------------------------------------------------------
                                                                          13,087,026
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.75%
Clorox Co.                                                   52,800        2,627,856

INSURANCE - 7.08%
American Financial Group, Inc.                               99,450        2,952,670
HCC Insurance Holdings, Inc.                                158,900        4,814,670
Horace Mann Educators Corp.                                 108,100        1,811,756
Markel Corp. (1)*                                            19,500        5,508,750
MBIA, Inc.                                                  107,900        5,824,442
SAFECO Corp.                                                 48,500        2,282,410
XL Capital Ltd., Class A                                     24,300        1,717,524
------------------------------------------------------------------------------------
                                                                          24,912,222
------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 2.56%
Accenture Ltd., Class A*                                    208,100        5,125,503
SunGard Data Systems, Inc.*                                 123,700        2,883,447
Unisys Corp.*                                                99,450        1,018,368
------------------------------------------------------------------------------------
                                                                           9,027,318
------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.63%
Hasbro, Inc.                                                122,300        2,222,191

MACHINERY - 7.08%
AGCO Corp.*                                                 185,350        3,877,522
Harsco Corp.                                                 80,400        3,608,352
IDEX Corp.                                                  185,100        5,939,859
Joy Global, Inc.                                             73,650        2,186,668
Stewart & Stevenson Services, Inc.                          187,700        2,956,275
Terex Corp.*                                                 45,900        1,785,969
Timken Co.                                                  183,750        4,564,350
------------------------------------------------------------------------------------
                                                                          24,918,995
------------------------------------------------------------------------------------
MEDIA - 4.72%
Grey Global Group, Inc.                                       2,915   $    2,594,350
Harte-Hanks, Inc.                                           155,950        3,767,752
Interpublic Group of Cos., Inc. (1)*                        307,000        3,926,530
McClatchy Co., Class A                                       76,800        5,295,360
Tribune Co.                                                  24,100        1,023,045
------------------------------------------------------------------------------------
                                                                          16,607,037
------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.84%
Big Lots, Inc. (1)*                                          68,650          840,276
Neiman Marcus Group, Inc., Class A                          103,500        5,645,925
------------------------------------------------------------------------------------
                                                                           6,486,201
------------------------------------------------------------------------------------
MULTI-UTILITIES - 1.16%
Avista Corp.                                                143,500        2,504,075
Vectren Corp.                                                63,800        1,579,050
------------------------------------------------------------------------------------
                                                                           4,083,125
------------------------------------------------------------------------------------
OIL & GAS - 0.75%
Chesapeake Energy Corp. (1)                                 172,350        2,645,573

REAL ESTATE - 1.29%
Rouse Co.                                                    92,800        4,528,640

ROAD & RAIL - 1.34%
Swift Transportation Co., Inc.*                             236,050        4,715,099

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.54%
MKS Instruments, Inc.*                                      128,550        1,892,256

SOFTWARE - 1.27%
Cadence Design Systems, Inc.*                               136,050        1,832,594
Internet Security Systems, Inc.*                            171,650        2,629,678
------------------------------------------------------------------------------------
                                                                           4,462,272
------------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.66%
Abercrombie & Fitch Co., Class A                             96,800        3,569,984
Men's Wearhouse, Inc.*                                      195,500        5,178,795
Regis Corp.                                                  42,400        1,745,184
Sports Authority, Inc.*                                     131,000        3,340,500
United Rentals, Inc. (1)*                                   306,950        6,089,888
------------------------------------------------------------------------------------
                                                                          19,924,351
------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.33%
Russell Corp. (1)                                           265,700        4,700,233
------------------------------------------------------------------------------------
Total Common Stocks (cost - $260,613,021)                                330,946,917
------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   MATURITY   INTEREST
  (000)                                                      DATE       RATES         VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE BOND - 0.00%
AEROSPACE & DEFENSE - 0.00%
$         0    Timco Aviation Services, Inc.
               (cost - $0)++                               01/02/07      8.000% $             0

                                                          NUMBER OF
                                                           WARRANTS
-----------------------------------------------------------------------------------------------
WARRANTS - 0.00%
CONSUMER PRODUCTS - 0.00%
               American Banknote Corp., strike price
               $10.00, expires 10/01/07 (2)++                   244                           0

DIVERSIFIED FINANCIALS - 0.00%
               Imperial Credit Industries, Inc., strike
               price $2.15, expires 01/31/08 (2)++            4,914                           0
-----------------------------------------------------------------------------------------------
Total Warrants (cost - $0)                                                                    0
-----------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   MATURITY
  (000)                                                      DATE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.82%
$    20,468    Repurchase Agreement dated 07/30/04 with
               State Street Bank & Trust Co.,
               collateralized by $1,992,202 U.S.
               Treasury Bills, zero coupon due 08/12/04
               to 10/21/04, $10,658,815 U.S. Treasury
               Bonds, 6.000% to 8.750% due 05/15/16 to
               02/15/26 and $4,372,722 U.S. Treasury
               Notes, 1.875% to 7.875% due 09/30/04 to
               08/15/07 (valued - $20,880,247);
               proceeds; $20,469,962 (cost - $20,468,000)  08/02/04      1.150       20,468,000

 NUMBER OF
  SHARES
   (000)
-----------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 6.76%
MONEY MARKET FUNDS+ - 6.76%
      5,000    Barclays Prime Money Market Fund                          1.314        5,000,000
          3    Scudder Money Market Series                               1.233            2,770
     18,809    UBS Private Money Market Fund LLC**                       1.272       18,809,139
-----------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $23,811,909)                                        23,811,909
-----------------------------------------------------------------------------------------------
Total Investments (cost - $304,892,930) - 106.59%                                   375,226,826
Liabilities in excess of other assets - (6.59)%                                     (23,201,971)
-----------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                            $   352,024,855
-----------------------------------------------------------------------------------------------

*    Non-Income producing security.

+    Interest rates shown reflect yield at July 31, 2004.

++ Security is being fair valued by a valuation committee under the direction of the board of trustees.

(1)  Security, or portion thereof, was on loan at July 31, 2004.

(2)  Illiquid security representing 0.05% of net assets.

**   Affiliated issuer.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

COMMON STOCKS - 99.00%

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.22%
Engineered Support Systems, Inc.                             73,400   $    4,115,538

AIR FREIGHT & COURIERS - 1.26%
UTI Worldwide, Inc.                                          82,700        4,258,223

AUTO COMPONENTS - 2.02%
Gentex Corp.                                                190,900        6,834,220

BANKS - 9.81%
City National Corp.                                          98,900        6,379,050
Cullen/Frost Bankers, Inc.                                  136,400        5,867,928
Downey Financial Corp.                                      100,100        5,380,375
IndyMac Bancorp, Inc. (1)                                   208,000        6,909,760
Sovereign Bancorp, Inc. (1)                                 393,100        8,557,787
------------------------------------------------------------------------------------
                                                                          33,094,900
------------------------------------------------------------------------------------
BIOTECHNOLOGY - 9.25%
Abgenix, Inc. (1)*                                          309,300        3,023,407
Amylin Pharmaceuticals, Inc. (1)*                           239,500        4,933,700
Chiron Corp. (1)*                                           163,400        7,488,622
CV Therapeutics, Inc. (1)*                                  227,800        3,050,242
Invitrogen Corp. (1)*                                        77,300        4,056,704
Protein Design Labs, Inc. (1)*                              314,700        5,098,140
Telik, Inc.*                                                179,800        3,552,848
------------------------------------------------------------------------------------
                                                                          31,203,663
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 2.71%
Bright Horizons Family Solutions, Inc.*                      88,700        4,501,525
Senomyx, Inc.*                                              755,200        4,644,480
------------------------------------------------------------------------------------
                                                                           9,146,005
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.05%
C-COR.net Corp. (1)*                                        437,500        3,552,500

DIVERSIFIED FINANCIALS - 3.26%
E*TRADE Financial Corp.*                                    612,000        6,774,840
Eaton Vance Corp.                                           111,000        4,211,340
------------------------------------------------------------------------------------
                                                                          10,986,180
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.44%
Paxar Corp. (1)*                                            251,600        4,850,848

HEALTH CARE EQUIPMENT & SUPPLIES - 5.95%
Animas Corp.*                                               227,100        3,456,462
Fisher Scientific International, Inc. (1)*                  140,600        8,182,920
Immucor, Inc. (1)*                                          270,300        5,476,278
Kinetic Concepts, Inc.*                                      43,000        1,931,560
Wilson Greatbatch Technologies, Inc.*                        46,300        1,013,970
------------------------------------------------------------------------------------
                                                                          20,061,190
------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 2.52%
Advisory Board Co.*                                          50,600   $    1,615,152
Coventry Health Care, Inc. (1)*                              61,050        3,120,266
Express Scripts, Inc. (1)*                                   57,300        3,758,880
------------------------------------------------------------------------------------
                                                                           8,494,298
------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 9.57%
Cheesecake Factory, Inc. (1)*                               145,837        6,091,611
Four Seasons Hotels, Inc. (1)                               106,200        6,445,278
P.F. Chang's China Bistro, Inc. (1)*                         88,000        3,909,840
Royal Caribbean Cruises Ltd. (1)                            127,400        5,446,350
Sonic Corp. (1)*                                            246,493        5,669,339
Wynn Resorts, Ltd. (1)*                                     132,200        4,730,116
------------------------------------------------------------------------------------
                                                                          32,292,534
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.89%
KB HOME                                                      46,700        2,991,135

INSURANCE - 1.97%
PartnerRe Ltd.                                              127,400        6,664,294

INTERNET SOFTWARE & SERVICES - 2.38%
Akamai Technologies, Inc. (1)*                              277,300        4,140,089
Ask Jeeves, Inc. (1)*                                       134,300        3,905,444
------------------------------------------------------------------------------------
                                                                           8,045,533
------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.75%
Lionbridge Technologies, Inc.*                              340,300        2,531,832

MEDIA - 6.51%
Cumulus Media, Inc., Class A*                               153,812        2,257,960
Getty Images, Inc. (1)*                                     113,600        6,204,832
Lin TV Corp., Class A*                                       44,700          811,305
Mediacom Communications Corp., Class A*                     458,500        3,012,345
Westwood One, Inc.*                                         154,500        3,677,100
XM Satellite Radio Holdings, Inc., Class A (1)*             227,200        5,995,808
------------------------------------------------------------------------------------
                                                                          21,959,350
------------------------------------------------------------------------------------
PHARMACEUTICALS - 7.25%
Barr Pharmaceuticals, Inc.*                                 131,250        4,508,438
Inspire Pharmaceuticals, Inc. (1)*                          173,800        2,275,042
Medicis Pharmaceutical Corp., Class A (1)                   197,500        7,064,575
MGI Pharma, Inc. (1)*                                       173,200        4,851,332
Par Pharmaceutical Cos., Inc.*                               97,400        3,666,136
POZEN, Inc.*                                                322,900        2,098,850
------------------------------------------------------------------------------------
                                                                          24,464,373
------------------------------------------------------------------------------------
REAL ESTATE - 1.02%
Host Marriott Corp.*                                        266,800        3,455,060

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.63%
02Micro International Ltd.*                                 283,500   $    3,648,645
Cymer, Inc. (1)*                                            179,500        5,140,880
Lam Research Corp.*                                         264,800        6,315,480
Micrel, Inc.*                                               268,400        2,756,468
PMC-Sierra, Inc.*                                           380,600        4,521,528
------------------------------------------------------------------------------------
                                                                          22,383,001
------------------------------------------------------------------------------------
SOFTWARE - 8.14%
Citrix Systems, Inc. (1)*                                   307,900        5,425,198
Jack Henry & Associates, Inc.                               280,400        5,397,700
Mercury Interactive Corp. (1)*                              152,900        5,590,024
Red Hat, Inc. (1)*                                          343,300        5,877,296
SafeNet, Inc (1)*                                           178,500        5,187,210
------------------------------------------------------------------------------------
                                                                          27,477,428
------------------------------------------------------------------------------------
SPECIALTY RETAIL - 8.15%
American Eagle Outfitters, Inc.*                            169,800   $    5,564,346
AnnTaylor Stores Corp.*                                      17,950          481,778
Cost Plus, Inc. (1)*                                        156,500        5,236,490
Design Within Reach, Inc.*                                   83,900        1,355,908
PETsMART, Inc. (1)                                          303,400        9,408,434
Williams-Sonoma, Inc. (1)*                                  167,500        5,442,075
------------------------------------------------------------------------------------
                                                                          27,489,031
------------------------------------------------------------------------------------
TEXTILES & APPAREL - 3.45%
Coach, Inc.*                                                271,700       11,626,043

TRADING COMPANIES & DISTRIBUTORS - 1.80%
MSC Industrial Direct Co., Inc., Class A                    194,200        6,078,460
------------------------------------------------------------------------------------
Total Common Stocks (cost - $305,396,070)                                334,055,639
------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   MATURITY   INTEREST
  (000)                                                      DATE       RATES
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.75%
$     5,902    Repurchase Agreement dated 07/30/04 with
               State Street Bank & Trust Co.,
               collateralized by $574,456
               U.S. Treasury Bills, zero coupon due
               08/12/04 to 10/21/04, $3,073,496 U.S.
               Treasury Bonds, 6.000% to 8.750% due
               05/15/16 to 02/15/26 and $1,260,886 U.S.
               Treasury Notes, 1.875% to 7.875% due
               09/30/04 to 08/15/07; (value - $6,020,873);
               proceeds: $5,902,566 (cost - $5,902,000)     08/02/04      1.150%      5,902,000

 NUMBER OF
  SHARES
   (000)
-----------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 30.77%
MONEY MARKET FUNDS+  - 30.77%
     18,000    Barclays Prime Money Market Fund                           1.314      18,000,000
      5,769    Scudder Money Market Series                                1.233       5,769,170
     80,045    UBS Private Money Market Fund LLC**                        1.272      80,045,105
-----------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $103,814,275)                                      103,814,275
-----------------------------------------------------------------------------------------------
Total Investments (cost - $415,112,345) - 131.52%                                   443,771,914
Liabilities in excess of other assets - (31.52)%                                   (106,350,732)
-----------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                             $  337,421,182
-----------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Affiliated issuer.

+    Interest rates shown reflect yield at July 31, 2004.

(1)  Security, or portion thereof, was on loan at July 31, 2004.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

COMMON STOCKS - 96.29%

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
AUSTRALIA - 5.25%

AIR FREIGHT & COURIERS - 0.01%
Toll Holdings Ltd.                                            7,300   $       53,729

BANKS - 1.34%
Australia & New Zealand Banking Group Ltd.                   59,298          749,967
Commonwealth Bank of Australia                               34,125          746,088
Macquarie Bank Ltd.                                           6,900          159,555
National Australia Bank Ltd.                                270,460        5,051,383
Suncorp-Metway Ltd.                                          19,974          194,430
Westpac Banking Corp.                                        59,173          698,245
------------------------------------------------------------------------------------
                                                                           7,599,668
------------------------------------------------------------------------------------
BEVERAGES - 0.81%
Coca-Cola Amatil Ltd.                                        10,313           50,700
Foster's Group Ltd.                                       1,345,188        4,361,624
Lion Nathan Ltd.                                             29,360          143,285
Southcorp Ltd.*                                              18,056           39,578
------------------------------------------------------------------------------------
                                                                           4,595,187
------------------------------------------------------------------------------------
CHEMICALS - 0.17%
Orica Ltd.                                                   87,700          958,095

COMMERCIAL SERVICES & SUPPLIES - 0.04%
Brambles Industries Ltd.                                     48,063          200,605
Computershare Ltd.                                           23,400           48,669
------------------------------------------------------------------------------------
                                                                             249,274
------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.02%
Leighton Holdings Ltd.                                       15,300          100,396

CONSTRUCTION MATERIALS - 0.05%
CSR Ltd.                                                     41,500           66,553
Rinker Group Ltd.                                            37,697          217,530
------------------------------------------------------------------------------------
                                                                             284,083
------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.49%
Amcor Ltd.                                                  575,300        2,763,775

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.58%
Telstra Corp. Ltd.                                          952,971        3,290,113

FOOD & DRUG RETAILING - 0.55%
Coles Myer Ltd.                                             477,000        2,969,644
Woolworths Ltd.                                              19,400          159,090
------------------------------------------------------------------------------------
                                                                           3,128,734
------------------------------------------------------------------------------------
GAS UTILITIES - 0.02%
Australian Gas Light Co. Ltd.                                11,000           97,062

HEALTH CARE EQUIPMENT & SUPPLIES - 0.01%
Cochlear Ltd.                                                 1,900           29,525

HOTELS, RESTAURANTS & LEISURE - 0.04%
Aristocrat Leisure Ltd.                                      10,000   $       36,065
Tab Ltd.                                                     12,300           41,260
TABCORP Holdings Ltd.                                        15,300          149,683
------------------------------------------------------------------------------------
                                                                             227,008
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.02%
Wesfarmers Ltd.                                               6,222          128,452

INSURANCE - 0.10%
AMP Ltd.                                                     49,530          217,481
Insurance Australia Group Ltd.                               55,799          194,599
QBE Insurance Group Ltd.                                     18,300          159,937
------------------------------------------------------------------------------------
                                                                             572,017
------------------------------------------------------------------------------------
MEDIA - 0.08%
John Fairfax Holdings Ltd.                                   20,400           53,859
News Corp. Ltd.                                              49,600          424,460
------------------------------------------------------------------------------------
                                                                             478,319
------------------------------------------------------------------------------------
METALS & MINING - 0.65%
Alumina Ltd.                                                 33,983          123,513
BHP Billiton Ltd.                                           116,378        1,074,164
BlueScope Steel Ltd.                                         20,300          105,199
Newcrest Mining Ltd.                                        182,021        1,812,614
Rio Tinto Ltd.                                               11,784          312,681
WMC Resources Ltd.                                           61,552          224,146
------------------------------------------------------------------------------------
                                                                           3,652,317
------------------------------------------------------------------------------------
OIL & GAS - 0.05%
Origin Energy Ltd.                                           18,000           76,641
Santos Ltd.                                                  23,600          119,821
Woodside Petroleum Ltd.                                       8,864          111,672
------------------------------------------------------------------------------------
                                                                             308,134
------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.04%
CSL Ltd.                                                      9,036          161,299
Mayne Group Ltd.                                             36,300           90,498
------------------------------------------------------------------------------------
                                                                             251,797
------------------------------------------------------------------------------------
REAL ESTATE - 0.16%
General Property Trust                                       80,400          196,501
Lend Lease Corp. Ltd.                                        15,600          113,617
Mirvac Group                                                 32,200          102,601
Stockland                                                    38,100          147,282
Westfield Group*                                             32,264          342,306
------------------------------------------------------------------------------------
                                                                             902,307
------------------------------------------------------------------------------------

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
AUSTRALIA - (CONCLUDED)

TRANSPORTATION INFRASTRUCTURE - 0.02%
Patrick Corp. Ltd.                                           18,200   $       70,100
Transurban Group                                              8,300           29,528
                                                                              99,628
------------------------------------------------------------------------------------
Total Australia Common Stocks                                             29,769,620
------------------------------------------------------------------------------------
BELGIUM - 1.15%
BANKS - 0.04%
Dexia                                                         2,721           45,470
KBC Bancassurance Holding                                     2,600          146,841
------------------------------------------------------------------------------------
                                                                             192,311
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.79%
Fortis                                                      205,425        4,475,264

ELECTRIC UTILITIES - 0.29%
Electrabel SA                                                 5,200        1,644,018

PHARMACEUTICALS - 0.03%
UCB SA                                                        3,778          173,981
------------------------------------------------------------------------------------
Total Belgium Common Stocks                                                6,485,574
------------------------------------------------------------------------------------
BRAZIL - 0.15%

OIL & GAS - 0.15%
Petroleo Brasileiro SA, ADR                                  33,060          847,989

CHINA - 0.14%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.14%
China Telecom Corp. Ltd.                                  2,383,000          786,711

DENMARK - 0.18%

BANKS - 0.08%
Danske Bank AS                                               19,600          451,470

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.02%
TDC AS                                                        3,200          104,152

PHARMACEUTICALS - 0.08%
Novo-Nordisk AS                                               9,209          468,234
------------------------------------------------------------------------------------
Total Denmark Common Stocks                                                1,023,856
------------------------------------------------------------------------------------
FINLAND - 0.92%

COMMUNICATIONS EQUIPMENT - 0.30%
Nokia Oyj (1)                                               145,700        1,671,710

IT CONSULTING & SERVICES - 0.08%
Tietoenator Oyj                                              17,178          477,742

PAPER & FOREST PRODUCTS - 0.54%
Stora Enso Oyj                                               27,400   $      380,685
UPM-Kymmene Oyj                                             138,200        2,685,469
------------------------------------------------------------------------------------
                                                                           3,066,154
------------------------------------------------------------------------------------
Total Finland Common Stocks                                                5,215,606
------------------------------------------------------------------------------------
FRANCE - 8.82%

AEROSPACE & DEFENSE - 0.11%
European Aeronautic Defense and Space Co.                    22,600          623,093

AUTO COMPONENTS - 0.07%
Compagnie Generale des Etablissements Michelin                5,400          300,361
Valeo SA                                                      2,100           85,305
------------------------------------------------------------------------------------
                                                                             385,666
------------------------------------------------------------------------------------
AUTOMOBILES - 0.32%
Peugeot SA*                                                  14,984          865,018
Renault SA*                                                  11,734          926,035
------------------------------------------------------------------------------------
                                                                           1,791,053
------------------------------------------------------------------------------------
BANKS - 2.17%
BNP Paribas SA                                               84,238        4,906,621
Credit Agricole SA (1)                                      105,891        2,498,755
Societe Generale*                                            59,500        4,885,510
------------------------------------------------------------------------------------
                                                                          12,290,886
------------------------------------------------------------------------------------
BEVERAGES - 0.07%
Pernod-Ricard                                                 3,600          431,255

BUILDING PRODUCTS - 1.00%
Cie de Saint-Gobain (1)                                     115,514        5,646,369

COMMUNICATIONS EQUIPMENT - 0.10%
Alcatel SA                                                   44,500          576,476

CONSTRUCTION & ENGINEERING - 0.45%
Vinci SA (1)                                                 25,350        2,580,478

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.26%
France Telecom                                               58,696        1,454,328

FOOD & DRUG RETAILING - 0.17%
Carrefour SA*                                                20,900          997,192

HOUSEHOLD DURABLES - 0.05%
Thomson                                                      15,290          284,962

INSURANCE - 0.60%
Axa*                                                        165,255        3,396,227

MEDIA - 0.55%
Lagardere S.C.A.*                                            45,886        2,792,608
Publicis Groupe                                               2,881           78,112
Societe Television Francaise 1*                               2,400           68,452
Vivendi Universal SA*                                         6,225          155,663
------------------------------------------------------------------------------------
                                                                           3,094,835
------------------------------------------------------------------------------------

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
FRANCE - (CONCLUDED)

MULTI-UTILITIES - 0.25%
Suez SA                                                      37,736   $      745,998
Veolia Environnement                                         24,700          658,985
------------------------------------------------------------------------------------
                                                                           1,404,983
------------------------------------------------------------------------------------
OIL & GAS - 1.44%
Total SA                                                     42,177        8,190,655

PERSONAL PRODUCTS - 0.21%
L'Oreal SA*                                                  16,400        1,175,802

PHARMACEUTICALS - 0.51%
Aventis SA                                                   27,914        2,167,656
Sanofi-Synthelabo SA (1)                                     10,700          709,813
------------------------------------------------------------------------------------
                                                                           2,877,469
------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.49%
LVMH Moet Hennessy Louis Vuitton SA (1)                      40,353        2,754,657
------------------------------------------------------------------------------------
Total France Common Stocks                                                49,956,386
------------------------------------------------------------------------------------
GERMANY - 5.47%

AUTO COMPONENTS - 0.30%
Continental AG                                               35,843        1,691,174

AUTOMOBILES - 0.26%
DaimlerChrysler AG                                           30,045        1,342,369
Volkswagen AG                                                 3,536          143,594
------------------------------------------------------------------------------------
                                                                           1,485,963
------------------------------------------------------------------------------------
BANKS - 0.85%
Bayerische Hypo-und Vereinsbank AG*                         157,320        2,538,033
Commerzbank AG*                                              44,983          771,200
Deutsche Bank AG                                             21,532        1,497,080
------------------------------------------------------------------------------------
                                                                           4,806,313
------------------------------------------------------------------------------------
CHEMICALS - 0.73%
BASF AG                                                      17,054          909,164
Bayer AG                                                    120,900        3,228,468
------------------------------------------------------------------------------------
                                                                           4,137,632
------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.09%
HeidelbergCement AG                                          11,357          514,935

DIVERSIFIED FINANCIALS - 0.03%
Deutsche Boerse AG                                            3,300          160,829

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.33%
Deutsche Telekom AG*                                        113,007        1,893,883

ELECTRIC UTILITIES - 0.29%
E.ON AG*                                                     23,302   $    1,658,860

ELECTRICAL EQUIPMENT - 0.90%
Siemens AG                                                   72,292        5,075,068

HEALTH CARE PROVIDERS & SERVICES - 0.09%
Celesio AG                                                    7,900          504,094

HOTELS, RESTAURANTS & LEISURE - 0.12%
TUI AG (1)                                                   37,817          648,344

INSURANCE - 0.11%
Allianz AG                                                    5,100          493,054
Muenchener Rueckversicherungs AG*                             1,511          145,133
------------------------------------------------------------------------------------
                                                                             638,187
------------------------------------------------------------------------------------
MACHINERY - 0.12%
Linde AG*                                                    12,244          664,827

METALS & MINING - 0.08%
ThyssenKrupp AG                                              24,159          431,058

MULTI-UTILITIES - 0.92%
RWE AG*                                                     106,500        5,218,583

PHARMACEUTICALS - 0.06%
Schering AG                                                   6,000          337,202

SOFTWARE - 0.15%
SAP AG                                                        5,450          873,996

SPECIALTY RETAIL - 0.04%
Douglas Holding AG                                            8,600          246,321
------------------------------------------------------------------------------------
Total Germany Common Stocks                                               30,987,269
------------------------------------------------------------------------------------
GREECE - 0.17%

BANKS - 0.01%
National Bank of Greece SA                                    1,690           36,014

BUILDING PRODUCTS--CEMENT - 0.12%
Titan Cement Co.                                             29,680          684,649

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
Hellenic Telecommunications Organization SA                   1,000           12,160

ELECTRIC UTILITIES - 0.04%
Public Power Corp.                                           10,498          240,142
------------------------------------------------------------------------------------
Total Greece Common Stocks                                                   972,965
------------------------------------------------------------------------------------

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
HONG KONG - 1.70%

AIRLINES - 0.01%
Cathay Pacific Airways Ltd.                                  33,000   $       58,809

BANKS - 0.09%
Bank of East Asia Ltd.                                       66,200          187,994
BOC Hong Kong Holdings Ltd.                                  61,000          104,015
Hang Seng Bank Ltd.                                          15,600          199,504
------------------------------------------------------------------------------------
                                                                             491,513
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.03%
Hong Kong Exchanges & Clearing Ltd.                          31,000           63,988
Swire Pacific Ltd.                                           13,500           90,002
------------------------------------------------------------------------------------
                                                                             153,990
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
PCCW Ltd.*                                                   38,000           26,065

ELECTRICAL EQUIPMENT - 0.01%
Johnson Electric Holdings Ltd.                               39,500           40,007

ELECTRIC UTILITIES - 0.55%
CLP Holdings Ltd.                                            71,500          399,675
Hong Kong Electric Holdings                                 632,000        2,714,411
------------------------------------------------------------------------------------
                                                                           3,114,086
------------------------------------------------------------------------------------
GAS UTILITIES - 0.16%
Hong Kong & China Gas                                       530,000          924,120

HOTELS, RESTAURANTS & LEISURE - 0.02%
Li & Fung Ltd. (1)                                           58,000           80,309
Shangri-La Asia Ltd.                                         44,000           41,181
------------------------------------------------------------------------------------
                                                                             121,490
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.09%
Hutchison Whampoa Ltd.                                       75,000          504,817

MEDIA - 0.01%
Television Broadcasts Ltd.                                   12,000           49,232

REAL ESTATE - 0.67%
Cheung Kong Holdings Ltd.                                    48,500          357,539
Hang Lung Properties Ltd.                                    34,000           46,860
Henderson Land Development                                   33,000          145,118
Hysan Development Co. Ltd.                                   22,000           39,629
Sun Hung Kai Properties Ltd.                                 37,000          313,083
Wharf Holdings Ltd.                                         939,000        2,889,286
------------------------------------------------------------------------------------
                                                                           3,791,515
------------------------------------------------------------------------------------
ROAD & RAIL - 0.01%
MTR Corp.                                                    25,500           38,251

SPECIALTY RETAIL - 0.03%
Espirit Holdings Ltd.                                        39,000          174,003
Yue Yuen Industrial Holdings                                 14,500           35,972
------------------------------------------------------------------------------------
                                                                             209,975
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.02%
SmarTone Telecommunications Holdings Ltd.                    91,500   $      100,300
------------------------------------------------------------------------------------
Total Hong Kong Common Stocks                                              9,624,170
------------------------------------------------------------------------------------
INDONESIA - 0.20%

AUTOMOBILES - 0.20%
PT Astra International Tbk                                1,871,000        1,136,732
------------------------------------------------------------------------------------
IRELAND - 0.62%

BANKS - 0.47%
Allied Irish Banks PLC                                       68,214        1,050,395
Anglo Irish Bank Corp PLC                                    92,126        1,459,643
Bank of Ireland                                              10,400          136,230
------------------------------------------------------------------------------------
                                                                           2,646,268
------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.15%
CRH PLC                                                      37,494          839,621
------------------------------------------------------------------------------------
Total Ireland Common Stocks                                                3,485,889
------------------------------------------------------------------------------------
ISRAEL - 0.15%

INTERNET SOFTWARE & SERVICES - 0.15%
Radware Ltd.*(1)                                             47,370          846,976

ITALY - 3.71%

AUTOMOBILES - 0.00%
Fiat SpA*                                                     2,100           16,535

BANKS - 1.55%
Banca Intesa SpA                                          1,449,204        5,373,891
Banca Nazionale del Lavoro SpA*(1)                           46,515          108,923
Banco Popolare di Verona e Novara                            11,300          188,560
UniCredito Italiano SpA*                                    655,402        3,140,505
------------------------------------------------------------------------------------
                                                                           8,811,879
------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.10%
Buzzi Unicem SpA                                             45,324          560,957

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.53%
Telecom Italia SpA                                        1,314,694        2,981,223

ENERGY EQUIPMENT & SERVICES - 0.03%
Saipem SpA                                                   16,026          152,619

HOTELS, RESTAURANTS & LEISURE - 0.34%
Autogrill SpA*                                              131,140        1,949,893

INSURANCE - 0.08%
Assicurazioni Generali SpA*                                  18,100          478,759

MEDIA - 0.09%
Mediaset SpA*                                                17,878          190,705
Seat Pagine Gialle SpA*                                     749,102          294,915
------------------------------------------------------------------------------------
                                                                             485,620
------------------------------------------------------------------------------------

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
ITALY - (CONCLUDED)

OIL & GAS - 0.87%
ENI SpA*                                                    238,409   $    4,908,258

TRANSPORTATION INFRASTRUCTURE - 0.12%
Autostrade SpA                                               35,731          697,758
------------------------------------------------------------------------------------
Total Italy Common Stocks                                                 21,043,501
------------------------------------------------------------------------------------
JAPAN - 22.18%

AIR FREIGHT & COURIERS - 0.04%
Yamato Transport Co. Ltd.                                    13,000          206,801

AUTO COMPONENTS - 0.55%
Bridgestone Corp.                                            18,000          324,615
Denso Corp.                                                 115,100        2,819,282
------------------------------------------------------------------------------------
                                                                           3,143,897
------------------------------------------------------------------------------------
AUTOMOBILES - 2.06%
Honda Motor Co. Ltd.                                         61,500        2,990,714
Nissan Motor Co. Ltd.                                        96,000        1,035,324
Suzuki Motor Corp.                                            5,700          101,260
Toyota Motor Corp.                                          188,200        7,564,811
------------------------------------------------------------------------------------
                                                                          11,692,109
------------------------------------------------------------------------------------
BANKS - 1.26%
77 Bank Ltd.                                                  7,000           44,090
Bank of Fukuoka Ltd. (1)                                     20,000          103,360
Bank of Kyoto Ltd. (1)                                       43,000          273,922
Bank of Yokohama Ltd.*                                       39,000          211,700
Chiba Bank Ltd.                                              39,000          208,550
Chugoku Bank Ltd.                                            19,000          192,634
Joyo Bank Ltd.                                               40,000          162,577
Mitsubishi Tokyo Financial Group, Inc.                          485        4,338,477
Resona Holdings, Inc.*                                       57,000           87,964
Sumitomo Mitsui Financial Group, Inc.                           106          638,159
Sumitomo Trust & Banking Co. Ltd.                            50,000          292,495
UFJ Holdings, Inc.                                              147          589,556
------------------------------------------------------------------------------------
                                                                           7,143,484
------------------------------------------------------------------------------------
BEVERAGES - 0.09%
Asahi Breweries Ltd.                                         26,600          282,575
Kirin Brewery Co. Ltd.                                       25,000          244,493
------------------------------------------------------------------------------------
                                                                             527,068
------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.07%
Asahi Glass Co. Ltd.                                         20,000          179,803
Nippon Sheet Glass Co. Ltd.                                  12,000           45,005
PanaHome Corp.                                                9,000           47,239
Tostem Inax Holding Corp.                                     5,000          101,610
------------------------------------------------------------------------------------
                                                                             373,657
------------------------------------------------------------------------------------
CHEMICALS - 1.10%
Asahi Kasei Corp.                                            59,000   $      258,858
Daicel Chemical Industries Ltd.                              18,000           84,788
Dainippon Ink and Chemicals, Inc.                            49,000          112,548
JSR Corp.                                                   145,700        2,411,884
Kuraray Co. Ltd.                                             21,000          158,835
Mitsubishi Chemical Corp.                                    59,000          139,751
Mitsui Chemicals, Inc.                                       33,000          146,561
Nippon Zeon Corp.                                            44,900          285,220
Shin-Etsu Chemical Co. Ltd.                                   3,100          105,137
Showa Denko K.K.                                            898,000        2,006,209
Sumitomo Chemical Co. Ltd.                                   29,000          119,169
Teijin Ltd.                                                  26,000           90,279
Tokuyama Corp.                                               21,000          101,933
Toray Industries, Inc.                                       34,000          161,069
Ube Industries Ltd.                                          41,000           55,179
------------------------------------------------------------------------------------
                                                                           6,237,420
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.30%
Benesse Corp.                                                 7,400          219,102
Dai Nippon Printng Co. Ltd.                                   1,000           14,149
Nichii Gakkan Co. (1)                                        31,800        1,215,450
Secom Co. Ltd.                                                1,800           72,675
Toppan Printing Co. Ltd.                                     16,000          159,921
------------------------------------------------------------------------------------
                                                                           1,681,297
------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.22%
Fujitsu Ltd.                                                 74,000          458,122
NEC Electronics Corp.                                        65,000          405,320
Toshiba Corp.                                               110,000          403,661
------------------------------------------------------------------------------------
                                                                           1,267,103
------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.08%
COMSYS Holdings Corp.                                        10,000           71,598
JGC Corp.                                                     8,000           74,649
Nishimatsu Construction Co. Ltd. (1)                         51,000          156,494
Obayashi Corp.                                               26,000          123,637
------------------------------------------------------------------------------------
                                                                             426,378
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.57%
Aeon Credit Service Co. Ltd.                                    500           30,640
Aiful Corp.                                                   3,450          324,400
Credit Saison Co. Ltd.                                        5,700          172,348
Daiwa Securities Group Inc.                                  75,000          491,903
Hitachi Capital Corp.                                         2,100           35,837
Mizuho Financial Group,, Inc.                                   214          810,264

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
JAPAN - (CONTINUED)

DIVERSIFIED FINANCIALS - (CONCLUDED)
Nikko Cordial Corp.                                           7,000   $       31,717
Nomura Holdings Co. Ltd.                                    322,000        4,414,481
Orix Corp.                                                   23,000        2,484,590
Promise Co. Ltd.                                              1,400           90,691
------------------------------------------------------------------------------------
                                                                           8,886,871
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.18%
Nippon Telegraph & Telephone Corp. (NTT)                        200          995,918

ELECTRIC UTILITIES - 0.36%
Chubu Electric Power Co., Inc.                                9,100          190,646
Kansai Electric Power Co., Inc.                               7,300          132,959
Kyushu Electric Power Co., Inc.                              26,300          491,997
Tohoku Electric Power Co., Inc.                              11,600          190,463
Tokyo Electric Power Co., Inc.                               46,200        1,046,656
------------------------------------------------------------------------------------
                                                                           2,052,721
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.68%
Fanuc Ltd.                                                    4,300          247,687
Fujikura Ltd.                                                22,200          107,559
Mitsubishi Electric Corp.                                   110,000          501,368
Nitto Denko Corp.                                            34,800        1,455,009
Sumitomo Electric Industries Ltd.                           163,700        1,556,880
------------------------------------------------------------------------------------
                                                                           3,868,503
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.35%
Alps Electric Co. Ltd.                                       14,000          188,291
Citizen Watch Co. Ltd.                                       28,000          278,355
Hirose Electric Co. Ltd.                                      1,000           96,900
Hitachi Chemical Co. Ltd.                                     2,000           28,711
Hitachi Ltd.                                                490,000        2,989,547
Hoya Corp.                                                    3,300          339,016
Keyence Corp.                                                   900          190,247
Kyocera Corp.                                                 8,300          640,438
Mabuchi Motor Co. Ltd.                                          200           14,122
Omron Corp.                                                  10,500          224,687
Rohm Co. Ltd.                                                22,900        2,449,132
TDK Corp.                                                     2,700          186,533
------------------------------------------------------------------------------------
                                                                           7,625,979
------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.08%
C&S Co. Ltd.                                                    900           21,601
FamilyMart Co. Ltd.                                           1,900           55,403
Seven-Eleven Japan Co. Ltd.                                   7,000          214,795
York-Benimaru Co. Ltd.                                        5,500          144,341
------------------------------------------------------------------------------------
                                                                             436,140
------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.10%
Ajinomoto Co., Inc.                                          18,000          209,143
Katokichi Co. Ltd.                                            2,500           48,562
Nippon Meat Packers Inc.                                      4,000   $       48,773
Nisshin Seifun Group Inc.                                    14,000          138,800
Nissin Food Products Co. Ltd.                                 1,500           37,952
Yamazaki Baking Co. Ltd.                                      6,000           57,010
------------------------------------------------------------------------------------
                                                                             540,240
------------------------------------------------------------------------------------
GAS UTILITIES - 0.08%
Tokyo Gas Co. Ltd.                                          131,000          467,794

HEALTH CARE EQUIPMENT & SUPPLIES - 0.06%
Terumo Corp.                                                 15,200          368,220

HEALTH CARE PROVIDERS & SERVICES - 0.07%
Kuraya Sanseido, Inc.                                         7,300          101,324
Suzuken Co. Ltd.                                              9,400          274,102
------------------------------------------------------------------------------------
                                                                             375,426
------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.03%
Namco Ltd.                                                    4,300          108,412
Oriental Land Co. Ltd.                                        1,300           81,064
------------------------------------------------------------------------------------
                                                                             189,476
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.12%
Daito Trust Construction Co. Ltd.                             7,800          290,431
Daiwa House Industry Co. Ltd.                                16,000          166,237
Matsushita Electric Industrial Co. Ltd.                     272,000        3,621,623
Nintendo Co. Ltd.                                             3,800          422,772
Pioneer Corp.                                                 7,200          155,686
Sanyo Electric Co. Ltd.                                      36,000          137,275
Sega Corp.*                                                   1,100           14,360
Sekisui House Ltd.                                            4,000           40,231
Sharp Corp.                                                  15,000          216,545
Sony Corp.                                                   30,600        1,073,492
Sumitomo Forestry Co. Ltd.                                   23,000          231,744
------------------------------------------------------------------------------------
                                                                           6,370,396
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.08%
Kao Corp.                                                    18,000          445,740
Uni-Charm Corp.                                                 600           31,439
------------------------------------------------------------------------------------
                                                                             477,179
------------------------------------------------------------------------------------
INSURANCE - 0.81%
Millea Holdings, Inc.                                           244        3,590,328
Mitsui Sumitomo Insurance Co. Ltd.                           48,000          443,587
NIPPONKOA Insurance Co. Ltd.                                 10,000           61,549
Sompo Japan Insurance, Inc.                                  49,000          483,164
------------------------------------------------------------------------------------
                                                                           4,578,628
------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.02%
Softbank Corp.                                                3,100          109,031

IT CONSULTING & SERVICES - 0.34%
CSK Corp.                                                     2,300           96,784

                                                          NUMBER OF
SECURITY DESCRIPTION                                       SHARES         VALUE
------------------------------------------------------------------------------------
JAPAN - (CONTINUED)

IT CONSULTING & SERVICES - (CONCLUDED)
Fujitsu Support and Service, Inc.                             1,000   $       16,796
Itochu Techno-Science Corp.                                   5,100          187,609
NET One Systems Co. Ltd.                                          8           25,912
Nomura Research Institute Ltd.                               17,300        1,615,836
------------------------------------------------------------------------------------
                                                                           1,942,937
------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.06%
Fuji Photo Film Co. Ltd.                                      4,800          143,843
Konica Minolta Holdings, Inc.                                16,500          215,697
------------------------------------------------------------------------------------
                                                                             359,540
------------------------------------------------------------------------------------
MACHINERY - 0.75%
Amada Co. Ltd.                                              294,000        1,667,112
Daikin Industries Ltd.                                        7,000          172,401
Ishikawajima-Harima Heavy Industries Co. Ltd.*              135,000          199,856
Kubota Corp.                                                 97,000          439,505
Minebea Co. Ltd.                                             50,000          213,539
NSK Ltd.                                                     16,000           71,347
SMC Corp.                                                     1,300          127,137
THK Co. Ltd. (1)                                             83,700        1,345,749
------------------------------------------------------------------------------------
                                                                           4,236,646
------------------------------------------------------------------------------------
MARINE - 0.13%
Mitsubishi Logistics Corp.                                   27,000          254,363
Mitsui OSK Lines Ltd.                                        45,000          233,771
Nippon Yusen Kabushiki Kaisha                                53,000          242,995
------------------------------------------------------------------------------------
                                                                             731,129
------------------------------------------------------------------------------------
MEDIA - 0.02%
Nippon Television Network Corp.                                 700          111,606

METALS & MINING - 0.67%
Dowa Mining Co. Ltd.                                          6,000           36,230
Hitachi Metals Ltd.                                          10,000           50,065
JFE Holdings Inc.                                            15,600          373,011
Kobe Steel Ltd.                                             157,000          216,931
Mitsui Mining & Smelting Co. Ltd.                            50,000          203,670
Nippon Steel Corp.                                        1,384,000        2,806,370
Tokyo Steel Manufacturing Co. Ltd.                            6,800          103,719
------------------------------------------------------------------------------------
                                                                           3,789,996
------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.45%
Aeon Co. Ltd.                                                 3,300          113,104
Daimaru Inc.                                                 22,000          169,557
Hankyu Department Stores (1)                                 19,000          140,469
Isetan Co. Ltd.                                               1,400           16,015
Ito-Yokado Co. Ltd.                                          12,000          466,197
Marui Co. Ltd.                                              123,100        1,485,528
Ryohin Keikaku Co. Ltd.                                         200            9,026
Takashimaya Co. Ltd.                                         11,000          102,248
UNY Co. Ltd.                                                  6,000   $       68,907
------------------------------------------------------------------------------------
                                                                           2,571,051
------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.42%
Canon, Inc. (1)                                             156,300        7,628,837
Ricoh Co. Ltd.                                               21,000          408,864
------------------------------------------------------------------------------------
                                                                           8,037,701
------------------------------------------------------------------------------------
OIL & GAS - 0.11%
Nippon Mining Holdings, Inc.                                 77,500          325,423
Nippon Oil Corp.                                             47,000          288,861
------------------------------------------------------------------------------------
                                                                             614,284
------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.05%
OJI Paper Co. Ltd.                                           46,000          294,684

PERSONAL PRODUCTS - 0.03%
Aderans Co. Ltd.                                              7,000          142,883

PHARMACEUTICALS - 2.24%
Chugai Pharmaceutical Co. Ltd.                               18,500          290,310
Dainippon Pharmaceutical Co. Ltd.                            15,000          120,587
Eisai Co. Ltd.                                               61,600        1,807,294
Fujisawa Pharmaceutical Co. Ltd.                             10,000          242,250
Sankyo Co. Ltd.                                              23,400          504,930
Shionogi & Co. Ltd.                                          10,000          178,458
Takeda Chemical Industries Ltd.                             200,900        9,391,136
Yamanouchi Pharmaceutical Co. Ltd.                            4,800          164,515
------------------------------------------------------------------------------------
                                                                          12,699,480
------------------------------------------------------------------------------------
REAL ESTATE - 0.11%
Mitsubishi Estate Co. Ltd.                                   38,000          431,977
Mitsui Fudosan Co. Ltd.                                      17,000          188,830
------------------------------------------------------------------------------------
                                                                             620,807
------------------------------------------------------------------------------------
ROAD & RAIL - 1.22%
Central Japan Railway Co.                                        44          353,326
East Japan Railway Co.                                          550        2,995,379
Keio Electric Railway Co. Ltd.                               21,000          111,731
Kintetsu Corp.                                               20,000           68,727
Nippon Express Co. Ltd.                                      20,000          105,693
Seibu Railway Co. Ltd.                                        3,000           34,938
Tokyu Corp.                                                 311,000        1,425,876
West Japan Railway Co.                                          453        1,812,732
------------------------------------------------------------------------------------
                                                                           6,908,402
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.74%
Advantest. Corp.                                              2,200          128,698
Murata Manufacturing Co. Ltd.                                68,100        3,378,879
NEC Electronics Corp.                                           900           46,512
Seiko Epson Corp.                                            10,000          391,189

                                                          NUMBER OF
SECURITY DESCRIPTION                                       SHARES         VALUE
------------------------------------------------------------------------------------
JAPAN - (CONCLUDED)

SEMICONDUCTOR EQUIPMENT & PRODUCTS - (CONCLUDED)
Tokyo Electron Ltd.                                           4,700   $      229,824
------------------------------------------------------------------------------------
                                                                           4,175,102
------------------------------------------------------------------------------------
SOFTWARE - 0.05%
Capcom Co. Ltd.                                              12,800          120,931
Fuji Soft ABC Inc.                                            4,500          146,562
Konami Corp.                                                  2,000           43,336
------------------------------------------------------------------------------------
                                                                             310,829
------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.17%
Autobacs Seven Co. Ltd. (1)                                   2,900           91,068
Shimamura Co. Ltd.                                            1,900          138,083
Yamada Denki Co. Ltd.                                        21,000          725,405
------------------------------------------------------------------------------------
                                                                             954,556
------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.28%
Onward Kashiyama Co. Ltd.                                   116,000        1,579,902

TOBACCO - 0.04%
Japan Tobacco Inc.                                               32          244,332

TRADING COMPANIES & DISTRIBUTORS - 0.69%
Itochu Corp.                                                109,000          420,528
Mitsubishi Corp.                                             22,000          211,601
Mitsui & Co. Ltd.                                           383,700        2,874,609
Sumitomo Corp.                                               55,000          383,922
------------------------------------------------------------------------------------
                                                                           3,890,660
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.25%
KDDI Corp.                                                       16           81,683
NTT DoCoMo Inc.                                                 760        1,322,866
------------------------------------------------------------------------------------
                                                                           1,404,549
------------------------------------------------------------------------------------
Total Japan Common Stocks                                                125,662,812
------------------------------------------------------------------------------------
KOREA - 0.20%

INTERNET SOFTWARE & SERVICES - 0.20%
NHN Corp.                                                    13,642        1,130,320

LUXEMBOURG - 0.08%

METALS & MINING - 0.08%
Arcelor                                                      25,835          428,925

NETHERLANDS - 5.68%

AIR FREIGHT & COURIERS - 0.10%
TPG N.V.                                                     24,949          546,980

BANKS - 0.36%
ABN AMRO Holdings N.V. (1)                                   96,846        2,028,801

CHEMICALS - 0.22%
Akzo Nobel N.V.                                              19,700          650,343
DSM N.V.                                                     11,899          597,386
------------------------------------------------------------------------------------
                                                                           1,247,729
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.08%
Buhrmann N.V.                                                10,505   $       97,512
Vedior N.V.                                                  23,959          351,915
------------------------------------------------------------------------------------
                                                                             449,427
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.11%
ING Groep N.V. (1)                                          271,089        6,292,562

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.53%
Koninklijke (Royal) KPN N.V.                                408,300        3,018,258

FOOD PRODUCTS - 0.30%
Koninklijke Wessanen N.V.                                    33,423          463,561
Unilever N.V.                                                19,500        1,200,850
------------------------------------------------------------------------------------
                                                                           1,664,411
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.56%
Koninklijke (Royal) Philips Electronics N.V. (1)            130,833        3,172,381

INSURANCE - 0.07%
Aegon N.V.                                                   34,700          394,793

MEDIA - 0.93%
Reed Elsevier N.V. (1)                                      218,495        2,793,667
VNU N.V.                                                     94,284        2,491,616
------------------------------------------------------------------------------------
                                                                           5,285,283
------------------------------------------------------------------------------------
OIL & GAS - 1.26%
Royal Dutch Petroleum Co. (1)                               142,638        7,155,951

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.11%
STMicroelectronics N.V.*                                     34,569          642,603

TRADING COMPANIES & DISTRIBUTORS - 0.05%
Hagemeyer N.V.*(1)                                          135,403          301,584
------------------------------------------------------------------------------------
Total Netherlands Common Stocks                                           32,200,763
------------------------------------------------------------------------------------
NEW ZEALAND - 0.78%

CONSTRUCTION MATERIALS - 0.02%
Fletcher Building Ltd.                                       22,700           71,643

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.76%
Telecom Corp. of New Zealand Ltd.                         1,112,839        4,316,202
------------------------------------------------------------------------------------
Total New Zealand Common Stocks                                            4,387,845
------------------------------------------------------------------------------------
NORWAY - 0.48%

OIL & GAS - 0.48%
Norsk Hydro ASA                                              32,423        2,051,458
Statoil ASA                                                  53,728          673,370
------------------------------------------------------------------------------------
Total Norway Common Stocks                                                 2,724,828
------------------------------------------------------------------------------------
PORTUGAL - 0.21%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.10%
Portugal Telecom SGPS SA                                     55,000          564,171

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
PORTUGAL - (CONCLUDED)

ELECTRIC UTILITIES - 0.09%
Electricidade de Portugal SA                                191,317   $      511,346

TRANSPORTATION INFRASTRUCTURE - 0.02%
Brisa-Auto Estrada de Portugal SA                            12,341           87,514
------------------------------------------------------------------------------------
Total Portugal Common Stocks                                               1,163,031
------------------------------------------------------------------------------------
RUSSIA - 0.21%

INDUSTRIAL CONGLOMERATES - 0.21%
Norilsk Nickel, ADR                                          23,393        1,197,722

SINGAPORE - 0.80%

AEROSPACE & DEFENSE - 0.01%
Singapore Technologies Engineering Ltd.                      48,000           58,858

AIRLINES - 0.03%
Singapore Airlines Ltd.                                      22,000          141,915

BANKS - 0.59%
DBS Group Holdings Ltd.                                      43,000          387,331
Overseas-Chinese Banking Corp.                              353,000        2,625,832
United Overseas Bank Ltd.                                    41,000          326,427
------------------------------------------------------------------------------------
                                                                           3,339,590
------------------------------------------------------------------------------------
BEVERAGES - 0.01%
Fraser and Neave Ltd.                                         4,000           33,009

COMPUTERS & PERIPHERALS - 0.00%
Creative Technology Ltd.                                      2,100           21,357

DIVERSIFIED FINANCIALS - 0.01%
Keppel Corp. Ltd.                                            20,000           84,847

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.06%
Singapore Telecommunications Ltd.                           254,000          338,027

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.01%
Venture Corp. Ltd.                                            9,000           84,731

INDUSTRIAL CONGLOMERATES - 0.01%
SembCorp Industries Ltd.                                     57,000           42,731

MARINE - 0.01%
Neptune Orient Lines Ltd.                                    23,000           32,480

MEDIA - 0.02%
Singapore Press Holdings Ltd.*                               46,750          116,824

REAL ESTATE - 0.04%
Allgreen Properties Ltd.                                     28,000           17,086
CapitaLand Ltd. (1)                                          77,000           70,254
City Developments Ltd.                                       23,000           81,534
Keppel Land Ltd.                                             58,000           62,694
------------------------------------------------------------------------------------
                                                                             231,568
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.00%
STATS ChipPAC Ltd.*(1)                                       27,000   $       18,044
------------------------------------------------------------------------------------
Total Singapore Common Stocks                                              4,543,981
------------------------------------------------------------------------------------
SOUTH AFRICA - 0.48%

OIL & GAS - 0.48%
Sasol Ltd.                                                  165,079        2,732,660

SOUTH KOREA - 0.54%

METALS & MINING - 0.54%
POSCO, ADR                                                   84,900        3,080,172

SPAIN - 5.67%

BANKS - 1.87%
Banco Bilbao Vizcaya Argentaria SA (1)                      302,768        4,031,565
Banco Santander Central Hispano SA*(1)                      688,869        6,551,977
------------------------------------------------------------------------------------
                                                                          10,583,542
------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.11%
ACS Actividades de Contruccion y Servicios SA                38,700          646,243

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.00%
Telefonica SA*                                              776,454       11,320,575

ELECTRIC UTILITIES - 1.25%
Iberdrola SA*(1)                                            345,627        7,074,002

IT CONSULTING & SERVICES - 0.02%
Indra Sistemas SA*                                            9,600          122,514

METALS & MINING - 0.04%
Acerinox SA                                                  15,460          214,236

OIL & GAS - 0.19%
Repsol YPF SA*                                               52,269        1,110,073

SPECIALTY RETAIL - 0.14%
Inditex SA*                                                  33,895          776,166

TOBACCO - 0.05%
Altadis SA*                                                   9,381          293,199
------------------------------------------------------------------------------------
Total Spain Common Stocks                                                 32,140,550
------------------------------------------------------------------------------------
SWEDEN - 1.46%

BANKS - 0.47%
Nordea Bank AB (1)                                          289,010        1,967,809
Skandinaviska Enskilda Banken AB*                             7,381           99,550
Svenska Handelsbanken, Series A                              32,200          600,034
------------------------------------------------------------------------------------
                                                                           2,667,393
------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.36%
Assa Abloy AB, Series B*(1)                                 169,981        2,015,699

COMMUNICATIONS EQUIPMENT - 0.17%
Telefonaktiebolaget LM Ericsson (1)                         349,472          933,577

                                                           NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
SWEDEN - (CONCLUDED)

HOUSEHOLD DURABLES - 0.06%
Electrolux AB, Series B                                      19,425   $      339,195

MACHINERY - 0.24%
Atlas Copco AB                                               16,426          588,638
SKF AB, Series B                                             20,356          773,241
------------------------------------------------------------------------------------
                                                                           1,361,879
------------------------------------------------------------------------------------
MEDIA - 0.06%
Eniro AB*                                                    44,800          345,900

PAPER & FOREST PRODUCTS - 0.04%
Svenska Cellulosa AB                                          6,600          244,256

SPECIALTY RETAIL - 0.06%
Hennes & Mauritz AB                                          13,700          352,591
------------------------------------------------------------------------------------
Total Sweden Common Stocks                                                 8,260,490
------------------------------------------------------------------------------------
SWITZERLAND - 4.64%

BANKS - 0.94%
Credit Suisse Group*                                        165,374        5,306,290

BIOTECHNOLOGY - 0.01%
Serono SA                                                       100           61,906

CHEMICALS - 0.09%
Ciba Specialty Chemicals AG*                                  7,100          489,760

COMMERCIAL SERVICES & SUPPLIES - 0.04%
Adecco SA*                                                    4,931          228,946

ELECTRICAL EQUIPMENT - 0.01%
ABB Ltd.                                                     12,600           68,055

FOOD PRODUCTS - 1.11%
Nestle SA                                                    24,706        6,314,818

INSURANCE - 0.14%
Swiss Reinsurance*                                           13,733          802,393

INSURANCE--MULTILINE - 0.55%
Zurich Financial Services AG*                                22,234        3,145,624

MEDICAL PRODUCTS - 0.11%
Synthes, Inc.                                                 6,100          600,774

PHARMACEUTICALS - 1.48%
Novartis AG                                                  55,063        2,464,030
Roche Holdings AG                                               800           99,895
Roche Holding Genussehein AG*                                58,743        5,808,410
------------------------------------------------------------------------------------
                                                                           8,372,335
------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.16%
Compagnie Financiere Richemont AG*                           34,849          900,269
------------------------------------------------------------------------------------
Total Switzerland Common Stocks                                           26,291,170
------------------------------------------------------------------------------------
THAILAND - 0.25%

BANKS - 0.25%
Bangkok Bank PCL Public Co.*                                611,700   $    1,406,377

UNITED KINGDOM - 24.00%

AEROSPACE & DEFENSE - 0.15%
BAE Systems PLC                                             163,376          635,032
Cobham PLC                                                    9,372          234,335
------------------------------------------------------------------------------------
                                                                             869,367
------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.01%
Exel PLC                                                      2,992           39,391

AUTO COMPONENTS - 0.29%
GKN PLC                                                     392,988        1,643,646

BANKS - 4.51%
Barclays PLC                                                426,554        3,568,068
HBOS PLC                                                    452,702        5,865,412
HSBC Holdings PLC                                           307,035        4,508,496
Lloyds TSB Group PLC                                        704,100        5,278,327
Royal Bank of Scotland Group PLC                            225,456        6,338,297
------------------------------------------------------------------------------------
                                                                          25,558,600
------------------------------------------------------------------------------------
BEVERAGES - 0.15%
Diageo PLC                                                   63,189          783,085
SABMiller PLC                                                 6,477           82,564
------------------------------------------------------------------------------------
                                                                             865,649
------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.03%
Pilkington PLC                                               94,541          165,041

CHEMICALS - 0.38%
BOC Group PLC                                               100,800        1,728,516
Imperial Chemical Industries PLC                            105,688          436,268
------------------------------------------------------------------------------------
                                                                           2,164,784
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.48%
Brambles Industries PLC                                     545,100        2,108,857
Bunzl PLC                                                    40,600          324,848
Rentokil Initial PLC                                        104,805          270,627
------------------------------------------------------------------------------------
                                                                           2,704,332
------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.18%
Aggregate Industries PLC                                    175,815          272,554
BPB PLC                                                      57,300          409,755
Hanson PLC                                                   46,100          320,442
------------------------------------------------------------------------------------
                                                                           1,002,751
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.17%
3i Group PLC                                                 43,614          452,859
Amvescap PLC                                                 30,515          157,037
Man Group PLC                                                15,802          375,856
------------------------------------------------------------------------------------
                                                                             985,752
------------------------------------------------------------------------------------

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
UNITED KINGDOM - (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.17%
BT Group PLC                                                281,326   $      965,602

ELECTRIC UTILITIES - 0.27%
National Grid Transco PLC                                   123,800          979,852
Scottish & Southern Energy PLC                                2,300           30,051
Scottish Power PLC                                           77,604          556,009
------------------------------------------------------------------------------------
                                                                           1,565,912
------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 1.61%
Boots Group PLC                                             428,735        5,324,893
Tesco PLC                                                   816,569        3,779,044
------------------------------------------------------------------------------------
                                                                           9,103,937
------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.34%
Cadbury Schweppes PLC                                        85,496          700,005
Tate & Lyle PLC                                              51,400          306,576
Unilever PLC                                                103,973          917,933
------------------------------------------------------------------------------------
                                                                           1,924,514
------------------------------------------------------------------------------------
GAS UTILITIES - 0.69%
Centrica PLC                                                908,289        3,906,218

HEALTH CARE PROVIDERS & SERVICES - 0.03%
Alliance Unichem PLC                                         13,542          162,528

HOTELS, RESTAURANTS & LEISURE - 1.17%
Carnival PLC                                                  2,542          124,345
Compass Group PLC                                            18,532          107,754
Enterprise Inns PLC                                          22,303          216,168
Hilton Group PLC                                             50,091          237,512
Intercontinental Hotels Group PLC                           307,600        3,269,430
Mitchells & Butlers PLC                                     321,752        1,578,280
Punch Taverns PLC                                            19,064          165,188
Rank Group PLC                                               55,781          299,994
Whitbread PLC                                                26,982          401,846
William Hill PLC                                             24,700          231,765
------------------------------------------------------------------------------------
                                                                           6,632,282
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.01%
Berkeley Group PLC                                            1,913           40,527

HOUSEHOLD PRODUCTS - 0.13%
Reckitt Benckiser PLC                                        27,858          761,902

INDUSTRIAL CONGLOMERATES - 0.01%
Cookson Group PLC*                                           85,197           54,612

INSURANCE - 1.06%
Aviva PLC                                                   247,593        2,521,318
Legal & General Group PLC                                   226,100          398,817
Prudential PLC                                              340,158   $    2,805,171
Royal & Sun Alliance Insurance Group                        192,501          270,416
------------------------------------------------------------------------------------
                                                                           5,995,722
------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 1.05%
Gus PLC                                                     380,082        5,950,887

IT CONSULTING & SERVICES - 0.02%
LogicaCMG PLC                                                34,662          103,686

MARINE - 0.07%
Peninsular and Oriental Steam Navigation Co.                 93,429          379,293

MEDIA - 1.05%
British Sky Broadcasting Group PLC                          197,808        2,174,410
Emap PLC                                                     25,466          336,664
ITV PLC                                                     181,182          344,297
Pearson PLC                                                   6,700           75,112
Reed Elsevier PLC                                            31,300          277,188
Reuters Group                                                69,900          413,742
United Business Media PLC                                    13,530          121,542
WPP Group PLC                                               225,225        2,082,614
Yell Group PLC                                               20,400          124,458
------------------------------------------------------------------------------------
                                                                           5,950,027
------------------------------------------------------------------------------------
METALS & MINING - 1.49%
Anglo American PLC                                            4,735          100,569
BHP Billiton PLC                                            237,618        2,164,803
Johnson Matthey PLC                                          22,524          371,086
Rio Tinto PLC                                               146,508        3,817,762
Xstrata PLC                                                 143,424        2,023,880
------------------------------------------------------------------------------------
                                                                           8,478,100
------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.12%
Marks & Spencer Group PLC                                    48,686          307,210
Next PLC                                                     13,056          355,413
------------------------------------------------------------------------------------
                                                                             662,623
------------------------------------------------------------------------------------
MULTI-UTILITIES - 0.04%
AWG PLC*                                                     18,872          211,055
AWG PLC Redeemable*++                                     3,685,200            6,701
------------------------------------------------------------------------------------
                                                                             217,756
------------------------------------------------------------------------------------
OIL & GAS - 3.96%
BG Group PLC                                                747,184        4,657,001
BP PLC                                                    1,667,460       15,646,111
Cairn Energy PLC*                                            13,430          345,568
Shell Transportation & Trading Co. PLC                      246,857        1,788,854
------------------------------------------------------------------------------------
                                                                          22,437,534
------------------------------------------------------------------------------------

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
UNITED KINGDOM - (CONCLUDED)

PHARMACEUTICALS - 2.12%
Astra Zeneca PLC                                             55,468   $    2,482,306
GlaxoSmithKline PLC                                         468,504        9,516,292
------------------------------------------------------------------------------------
                                                                          11,998,598
------------------------------------------------------------------------------------
REAL ESTATE - 0.05%
British Land Co. PLC                                         10,314          131,851
Hammerson PLC                                                 6,811           85,708
Slough Estates PLC                                            6,875           55,883
------------------------------------------------------------------------------------
                                                                             273,442
------------------------------------------------------------------------------------
SOFTWARE - 0.04%
Sage Group PLC                                               82,000          257,592

SPECIALTY RETAIL - 0.16%
Dixons Group PLC                                            155,850          454,866
Kingfisher PLC                                               90,078          465,198
------------------------------------------------------------------------------------
                                                                             920,064
------------------------------------------------------------------------------------
TOBACCO - 0.16%
British America Tobacco PLC                                  27,100          411,981
Imperial Tobacco Group PLC                                   23,400          508,918
------------------------------------------------------------------------------------
                                                                             920,899
------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.10%
Wolseley PLC                                                 35,753          555,878

TRANSPORTATION INFRASTRUCTURE - 0.01%
BAA PLC                                                       3,859           39,262

WIRELESS TELECOMMUNICATION SERVICES - 1.72%
mmO2 PLC*                                                    55,064           89,617
Vodafone Group PLC                                        4,445,188        9,639,396
------------------------------------------------------------------------------------
                                                                           9,729,013
------------------------------------------------------------------------------------
Total United Kingdom Common Stocks                                       135,987,723
------------------------------------------------------------------------------------
Total Common Stocks (cost - $528,347,016)                                545,522,613
------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.73%

AUSTRALIA - 0.10%

MEDIA - 0.10%
News Corp. Ltd.                                              72,000          578,336
------------------------------------------------------------------------------------
GERMANY - 0.63%

AUTOMOBILES - 0.52%
Porsche AG                                                    4,532   $    2,933,581

HEALTH CARE PROVIDERS & SERVICES - 0.05%
Fresenius AG                                                  3,840          284,787

HOUSEHOLD PRODUCTS - 0.02%
Henkel KGaA                                                   1,400          102,750

MEDIA - 0.04%
ProSieben SAT.1 Media AG                                     15,113          260,739
------------------------------------------------------------------------------------
Total Germany Preferred Stocks                                             3,581,857
------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $2,801,033)                                 4,160,193
------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.03%

AUSTRALIA - 0.03%

REAL ESTATE - 0.03%
Macquarie Infrastructure Group
  (cost - $132,603)                                          58,300          141,263

                                                        NUMBER OF
                                                         WARRANTS
------------------------------------------------------------------------------------
WARRANTS - 0.00%

SINGAPORE - 0.00%

REAL ESTATE - 0.00%
City Developments Ltd., strike price $2.50,
  expires 05/10/06* (cost - $0)                               2,300            4,759

                                                        NUMBER OF
                                                          RIGHTS
------------------------------------------------------------------------------------
RIGHTS - 0.00%

ITALY - 0.00%

CONSTRUCTION MATERIALS - 0.00%
Buzzi Unicem SpA, expires 07/23/04*(1)
  (cost - $10,292)                                           40,700           12,348

 PRINCIPAL
  AMOUNT                                                   MATURITY   INTEREST
  (000)                                                      DATE       RATES         VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.25%
$    18,416    Repurchase Agreement dated 07/30/04 with
               State Street Bank & Trust Co.,
               collateralized by $1,792,475 U.S.
               Treasury Bills, zero coupon due 08/12/04
               to 10/21/04, $9,590,225 U.S. Treasury
               Bonds, 6.000% to 8.750% due 05/15/16 to
               02/15/26 and $3,934,339 U.S. Treasury
               Notes, 1.875% to 7.875% due 09/30/04 to
               08/15/07; (value - $18,786,918);
               proceeds: $18,417,765 (cost - $18,416,000)  08/02/04      1.150%  $   18,416,000

 NUMBER OF
  SHARES
   (000)
-----------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 8.77%

MONEY MARKET FUNDS+ - 8.77%
     20,000    Barclays Prime Money Market Fund                         1.314        20,000,000
          1    Scudder Money Market Series                              1.233               801
     29,689    UBS Private Money Market Fund LLC**                      1.272        29,689,204
-----------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $49,690,005)                                        49,690,005
-----------------------------------------------------------------------------------------------
Total Investments (cost - $599,396,949) - 109.07%                                   617,947,181
Liabilities in excess of other assets - (9.07)%                                     (51,374,065)
-----------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                            $   566,573,116
-----------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Affiliated issuer.

ADR  American Depositary Receipt.

+    Interest rates shown reflect yield at July 31, 2004.

++ This security is expected to or will issue cash for redeemable shares in September 2004.

(1)  Security, or portion thereof, was on loan at July 31, 2004.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                      UNREALIZED
                                                           CONTRACTS TO         IN        MATURITY   APPRECIATION
                                                              DELIVER      EXCHANGE FOR     DATES   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Euro Dollar                                                   1,051,015  USD   1,290,720  10/08/04  $       27,448
Euro Dollar                                                     930,000  USD   1,124,240  10/08/04           6,423
Pound Sterling                                               10,390,000  USD  18,737,638  10/29/04         (12,588)
United States Dollar                                          1,146,043  CHF   1,441,928  10/08/04         (16,288)
United States Dollar                                          1,230,000  JPY 136,835,040  10/08/04           2,502
------------------------------------------------------------------------------------------------------------------
                                                                                                    $        7,497
------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
CHF   Swiss Franc
JPY   Japanese Yen
USD   U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JULY 31, 2004

COMMON STOCKS - 90.59%

                                                          NUMBER OF
SECURITY DESCRIPTION                                        SHARES        VALUE
------------------------------------------------------------------------------------
BRAZIL - 1.64%

BANKS - 0.42%
Banco Itau Holding Financiera SA ADR                         12,800   $      591,872

METALS & MINING - 0.60%
Companhia Vale do Rio Doce (CVRD), ADR                       15,504          835,666

OIL & GAS - 0.41%
Petroleo Brasileiro SA                                       20,000          565,600

PAPER & FOREST PRODUCTS - 0.21%
Votorantim Celulose e Papel SA, ADR (1)                       8,100          289,656
------------------------------------------------------------------------------------
Total Brazil Common Stocks                                                 2,282,794
------------------------------------------------------------------------------------
CHILE - 1.12%

BANKS - 0.26%
Banco Santander Chile SA, ADR                                13,900          369,740

FOOD & DRUG RETAILING - 0.86%
Cencosud SA*                                                287,200          364,563
Cencosud SA, ADR                                             35,900          683,558
Cencosud SA, ADR*(2)                                          7,900          150,421
------------------------------------------------------------------------------------
                                                                           1,198,542
------------------------------------------------------------------------------------
Total Chile Common Stocks                                                  1,568,282
------------------------------------------------------------------------------------
CHINA - 2.55%

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.21%
China Telecom Corp. Ltd.                                  5,106,000        1,685,667

METALS & MINING - 0.64%
Yanzhou Coal Mining Co. Ltd. (1)                            734,000          889,286

OIL & GAS - 0.70%
CNOOC Ltd.                                                2,033,000          977,423
------------------------------------------------------------------------------------
Total China Common Stocks                                                  3,552,376
------------------------------------------------------------------------------------
CZECH REPUBLIC - 0.38%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.38%
Cesky Telecom A.S.                                           43,800          524,427

HONG KONG - 4.60%

AUTOMOBILES - 0.16%
Denway Motors Ltd.                                          590,000          221,254

BANKS - 0.44%
Wing Lung Bank Ltd.                                          85,000          610,268

BIOTECHNOLOGY - 0.24%
Global Bio-chem Technology Group Co. Ltd. (1)               432,000          337,853

OIL & GAS - 1.08%
China Petroleum & Chemical Corp.
  (Sinopec), Class H                                      1,870,000          725,238
China Resources Power Holdings Co. Ltd.*                  1,514,000          781,278
------------------------------------------------------------------------------------
                                                                           1,506,516
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.33%
Solomon Systech International Ltd.                        2,018,000   $      457,939

REAL ESTATE - 1.40%
Kerry Properties Ltd.                                     1,214,500        1,946,352

WIRELESS TELECOMMUNICATION SERVICES - 0.95%
China Mobile (Hong Kong) Ltd.                               456,500        1,325,631
------------------------------------------------------------------------------------
Total Hong Kong Common Stocks                                              6,405,813
------------------------------------------------------------------------------------
HUNGARY - 0.34%

PHARMACEUTICALS - 0.34%
Gedeon Richter Ltd., ADR (1)(2)                               4,814          475,512

INDIA - 5.29%

AUTOMOBILES - 0.40%
Maruti Udyog Ltd.                                            60,500          553,926

CHEMICALS - 0.86%
Reliance Industries Ltd.                                     52,400          552,417
Reliance Industries Ltd., GDR (2)                            29,700          644,490
------------------------------------------------------------------------------------
                                                                           1,196,907
------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.64%
Larsen & Toubro Ltd.                                         25,800          429,490
Larsen & Toubro Ltd. GDR                                     27,100          457,448
------------------------------------------------------------------------------------
                                                                             886,938
------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.20%
Gujarat Ambuja Cements Ltd.*                                 11,600           69,575
Gujarat Ambuja Cements Ltd., GDR                             24,060          142,916
Ultratech Cemco Ltd.*#(3)                                     9,317           68,828
------------------------------------------------------------------------------------
                                                                             281,319
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.90%
Housing Development Finance Corp. Ltd.                       43,600          540,640
ICICI Bank Ltd., ADR                                         54,750          712,845
------------------------------------------------------------------------------------
                                                                           1,253,485
------------------------------------------------------------------------------------
GAS UTILITIES - 0.54%
Gail India Ltd., GDR                                         30,100          754,306

IT CONSULTING & SERVICES - 0.97%
Infosys Technologies Ltd.                                    18,208          610,042
Satyam Computer Services Ltd., ADR (1)                       37,800          742,770
------------------------------------------------------------------------------------
                                                                           1,352,812
------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.39%
Ranbaxy Laboratories Ltd.                                    27,090          549,803

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES           VALUE
------------------------------------------------------------------------------------
INDIA - (CONCLUDED)

TOBACCO - 0.39%
ITC Ltd.                                                     24,400   $      541,680
------------------------------------------------------------------------------------
Total India Common Stocks                                                  7,371,176
------------------------------------------------------------------------------------
INDONESIA - 1.16%

BANKS - 0.57%
PT Bank Mandiri                                           5,806,000          794,472

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.26%
PT Telekomunikasi Indonesia, Series B                       416,830          353,632

METALS & MINING - 0.33%
PT Bumi Resources TBK                                     7,373,500          464,123
------------------------------------------------------------------------------------
Total Indonesia Common Stocks                                              1,612,227
------------------------------------------------------------------------------------
ISRAEL - 3.32%

BANKS - 0.91%
Bank Hapoalim Ltd.                                          464,000        1,265,081

CHEMICALS - 0.20%
Makhteshim-Agan Industries Ltd.                              64,500          275,143

COMMUNICATIONS EQUIPMENT - 0.25%
NICE Systems Ltd., ADR*                                      16,300          350,613

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.34%
Orbotech Ltd.*                                               27,800          473,128

INTERNET SOFTWARE & SERVICES - 0.25%
Check Point Software Technologies Ltd.*                      17,700          352,053

PHARMACEUTICALS - 1.06%
Teva Pharmaceutical Industries Ltd., ADR                     49,692        1,470,883

SOFTWARE - 0.31%
Retalix Ltd. (1)                                             22,800          438,216
------------------------------------------------------------------------------------
Total Israel Common Stocks                                                 4,625,117
------------------------------------------------------------------------------------
LUXEMBOURG - 0.50%

METALS & MINING - 0.50%
Tenaris SA, ADR                                              19,530          694,487

MALAYSIA - 6.66%

BANKS - 2.31%
CIMB Berhad                                                 549,700          781,153
Commerce Asset-Holding Berhad                               587,800          723,922
Malayan Banking Berhad                                      299,600          843,611
Public Bank Berhad#(3)                                      473,800          872,789
------------------------------------------------------------------------------------
                                                                           3,221,475
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.57%
Telekom Malaysia Berhad                                     803,600        2,178,179

ELECTRIC UTILITIES - 0.33%
Tenaga Nasional Berhad                                      174,900   $      457,962

HOTELS, RESTAURANTS & LEISURE - 0.75%
Magnum Corp. Berhad                                         433,800          276,262
Tanjong PLC                                                 225,000          769,737
------------------------------------------------------------------------------------
                                                                           1,045,999
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.93%
Sime Darby Berhad                                           879,000        1,295,368

MARINE - 0.35%
Malaysia International Shipping Co. Berhad                  153,700          489,413

WIRELESS TELECOMMUNICATION SERVICES - 0.42%
Maxis Communications Berhad                                 254,300          588,905
------------------------------------------------------------------------------------
Total Malaysia Common Stocks                                               9,277,301
------------------------------------------------------------------------------------
MEXICO - 7.69%

BANKS - 1.05%
Grupo Financiero Banorte SA de C.V., Series O               398,424        1,465,728

BEVERAGES - 0.59%
Coca-Cola Femsa SA de C.V., ADR (1)                          40,300          826,150

CONSTRUCTION MATERIALS - 0.61%
Cemex SA de C.V., ADR (1)                                    30,319          854,389

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.13%
Telefonos de Mexico SA de C.V., ADR                           5,830          180,030

INDUSTRIAL CONGLOMERATES - 0.55%
Alfa, SA de C.V., Series A (1)                              230,052          761,868

MEDIA - 0.42%
Grupo Televisa SA, ADR (1)                                   12,430          584,210

METALS & MINING - 0.00%
Hylsamex SA de C.V.*                                              1                2

MULTI-LINE RETAIL - 1.62%
Controladora Comercial Mexicana SA de C.V.                  461,600          465,078
Organizacion Soriana SA de C.V., Series B                   226,960          672,091
Wal-Mart de Mexico SA de C.V., Series C                     367,683        1,121,024
------------------------------------------------------------------------------------
                                                                           2,258,193
------------------------------------------------------------------------------------
REAL ESTATE - 0.66%
Urbi, Desarrollos Urbanos, SA de C.V.*                      264,800          914,064

WIRELESS TELECOMMUNICATION SERVICES - 2.06%
America Movil SA de C.V., ADR, Series L                      80,286        2,868,619
------------------------------------------------------------------------------------
Total Mexico Common Stocks                                                10,713,253
------------------------------------------------------------------------------------

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES           VALUE
------------------------------------------------------------------------------------
POLAND - 1.45%

BANKS - 0.63%
Bank Pekao SA                                                28,300   $      882,141

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.33%
Telekomunika Polska SA, GDR                                 115,680          461,563

OIL & GAS - 0.34%
Polski Koncern Naftowy Orlen SA, GDR (2)                     29,580          480,675

REAL ESTATE - 0.15%
Globe Trade Centre SA*                                        6,800          203,559
------------------------------------------------------------------------------------
Total Poland Common Stocks                                                 2,027,938
------------------------------------------------------------------------------------
RUSSIA - 6.23%

BANKS - 0.19%
Sberbank RF                                                     700          266,000

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.22%
Golden Telecom, Inc. (1)                                     12,000          302,880

ELECTRIC UTILITIES - 0.17%
RAO Unified Energy System (UES), ADR                         10,180          242,793

INDUSTRIAL CONGLOMERATES - 0.29%
JSC Mining & Smelting Co., ADR                                7,830          400,896

OIL & GAS - 4.40%
Gazprom, ADR (1)                                             40,780        1,203,010
LUKOIL, ADR (1)                                              24,817        2,705,053
Surgutneftegaz, ADR (1)                                      61,053        2,054,434
YUKOS, ADR                                                   10,503          165,422
------------------------------------------------------------------------------------
                                                                           6,127,919
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.96%
AO VimpelCom, ADR*                                           12,400        1,084,380
Mobile Telesystems, ADR                                       2,220          259,851
------------------------------------------------------------------------------------
                                                                           1,344,231
------------------------------------------------------------------------------------
Total Russia Common Stocks                                                 8,684,719
------------------------------------------------------------------------------------
SINGAPORE - 0.22%

OIL & GAS - 0.22%
China Aviation Oil Singapore Corp. Ltd.                     363,601          314,843

SOUTH AFRICA - 11.82%

BANKS - 2.29%
ABSA Group Ltd.                                             124,453        1,014,091
Standard Bank Group Ltd.                                    318,150        2,177,684
------------------------------------------------------------------------------------
                                                                           3,191,775
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.46%
African Bank Investments Ltd.                               345,300          639,087

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.06%
Telkom South Africa Ltd.                                    115,700   $    1,481,440

FOOD & DRUG RETAILING - 0.45%
Massmart Holdings Ltd.                                      121,400          625,643

INSURANCE - 0.38%
Sanlam Ltd.                                                 377,700          527,304

METALS & MINING - 4.85%
Anglo American PLC                                          268,061        5,696,964
Gold Fields Ltd.                                             38,800          399,979
Impala Platinum Holdings Ltd.                                 8,337          659,644
------------------------------------------------------------------------------------
                                                                           6,756,587
------------------------------------------------------------------------------------
OIL & GAS - 0.56%
Sasol Ltd.                                                   46,952          777,227

PAPER & FOREST PRODUCTS - 0.62%
Sappi Ltd.                                                   61,300          871,062

SPECIALTY RETAIL - 0.84%
Edgars Consolidated Stores Ltd.                              46,425        1,180,717

WIRELESS TELECOMMUNICATION SERVICES - 0.31%
MTN Group Ltd.                                               99,800          428,340
------------------------------------------------------------------------------------
Total South Africa Common Stocks                                          16,479,182
------------------------------------------------------------------------------------
SOUTH KOREA - 16.81%
AIRLINES - 0.49%
Korean Air Co. Ltd.                                          56,400          687,217

AUTOMOBILES - 0.92%
Kia Motors Corp.                                            104,320          811,725
Ssangyong Motor Co.*                                         82,190          472,970
------------------------------------------------------------------------------------
                                                                           1,284,695
------------------------------------------------------------------------------------
BANKS - 1.76%
Hana Bank                                                    32,900          624,523
Kookmin Bank                                                 42,368        1,164,713
Kookmin Bank, ADR (1)                                        24,100          664,678
------------------------------------------------------------------------------------
                                                                           2,453,914
------------------------------------------------------------------------------------
CHEMICALS - 0.43%
LG Petrochemical Co. Ltd.                                    28,200          591,971

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.60%
Samsung Electric-Mechanics Co. Ltd.                          34,900          840,047

HOUSEHOLD DURABLES - 0.22%
LG Electronics, Inc. (1)                                      7,500          312,313

INDUSTRIAL CONGLOMERATES - 0.45%
KH Vatec Co. Ltd.                                            20,500          620,521

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES           VALUE
------------------------------------------------------------------------------------
SOUTH KOREA - (CONCLUDED)

INSURANCE - 0.52%
Samsung Fire & Marine Insurance Co. Ltd.                     13,000   $      726,977

INTERNET SOFTWARE & SERVICES - 0.21%
Daum Communications Corp.*                                   10,200          286,071

MEDIA - 0.71%
Cheil Communications, Inc.                                    7,740          986,114

METALS & MINING - 1.45%
Dongkuk Steel Mill Co. Ltd.                                  76,100          649,404
Pohang Iron & Steel Co. Ltd. (POSCO)                         10,000        1,363,831
------------------------------------------------------------------------------------
                                                                           2,013,235
------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.60%
Shinsegae Co. Ltd.                                            3,600          838,820

PERSONAL PRODUCTS - 0.70%
Amorepacific Corp.                                            5,500          978,196

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.81%
Samsung Electronics Co.                                      22,718        8,100,390

TOBACCO - 0.71%
KT&G Corp.                                                   41,100          987,524

WIRELESS TELECOMMUNICATION SERVICES - 1.23%
SK Telecom Co. Ltd.                                          11,770        1,600,197
SK Telecom Co. Ltd. ADR (1)                                   6,600          116,556
------------------------------------------------------------------------------------
                                                                           1,716,753
------------------------------------------------------------------------------------
Total South Korea Common Stocks                                           23,424,758
------------------------------------------------------------------------------------
TAIWAN - 10.25%

BANKS - 0.77%
Bank of Kaohsiung                                           689,000          468,252
Taishin Financial Holdings Co. Ltd.                         796,000          608,885
------------------------------------------------------------------------------------
                                                                           1,077,137
------------------------------------------------------------------------------------
CHEMICALS - 1.02%
Formosa Chemicals & Fibre Corp.                             765,331        1,121,315
Taiyen Biotech Co. Ltd.                                     289,500          304,064
------------------------------------------------------------------------------------
                                                                           1,425,379
------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.83%
Accton Technology Corp.                                   1,413,000          627,723
Ichia Technology, Inc.                                      295,000          525,081
------------------------------------------------------------------------------------
                                                                           1,152,804
------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.36%
Cheng Loong Corp.                                         1,545,000          493,182

DIVERSIFIED FINANCIALS - 0.54%
Fubon Financial Holding Co. Ltd.                            919,000          757,046

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.37%
Chunghwa Telecom Co. Ltd.                                   330,000   $      519,418

ELECTRICAL EQUIPMENT - 0.47%
Phoenixtec Power Co. Ltd.                                   707,875          645,605

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.63%
Hon Hai Precision Industry Co. Ltd.                         272,420          981,802
Synnex Technology International Corp.                       495,000          750,000
Yageo Corp*                                               1,312,000          542,324
------------------------------------------------------------------------------------
                                                                           2,274,126
------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.50%
Far Eastern Textile Ltd.                                    360,000          191,703
Far Eastern Textile Ltd., GDR (1)                            87,560          503,470
------------------------------------------------------------------------------------
                                                                             695,173
------------------------------------------------------------------------------------
INSURANCE - 1.16%
Cathay Financial Holding Co. Ltd.                           980,000        1,614,593

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.60%
Taiwan Semiconductor Manufacturing Co. Ltd.               1,997,452        2,521,056
Taiwan Semiconductor Manufacturing Co. Ltd., ADR             43,937          312,831
United Microelectronics Corp.*                            1,242,000          792,922
------------------------------------------------------------------------------------
                                                                           3,626,809
------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                14,281,272
------------------------------------------------------------------------------------
THAILAND - 4.78%

AIRLINES - 0.68%
Thai Airways International Public Co. Ltd.                  740,000          940,223

BANKS - 0.95%
Kasikornbank Public Co. Ltd.*                               655,400          753,424
Siam Commercial Bank Public Co. Ltd. (1)                    526,100          572,955
------------------------------------------------------------------------------------
                                                                           1,326,379
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.04%
Kiatnakin Finance Public Co. Ltd.                           481,800          376,042
Ratchaburi Electricity Generating Holding
Public Co. Ltd.                                             503,000          484,253
TISCO Finance Public Co. Ltd.                               962,600          594,054
------------------------------------------------------------------------------------
                                                                           1,454,349
------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.61%
Shin Corp.                                                  932,500          840,649

MEDIA - 0.35%
BEC World Public Co. Ltd., #(3)                           1,146,000          490,905

METALS & MINING - 0.32%
Banpu Public Co. Ltd.                                       132,900          450,290

                                                        NUMBER OF
SECURITY DESCRIPTION                                      SHARES           VALUE
------------------------------------------------------------------------------------
THAILAND - (CONCLUDED)

WIRELESS TELECOMMUNICATION SERVICES - 0.83%
Advanced Information Services Public Co. Ltd.               532,500   $    1,159,850
------------------------------------------------------------------------------------
Total Thailand Common Stocks                                               6,662,645
------------------------------------------------------------------------------------
TURKEY - 3.78%

AUTOMOBILES - 1.00%
Ford Otomotiv Sanayi A.S.                               113,121,000          856,072
Tofas Turk Otomobil Fabrikasi A.S.*                     258,150,000          541,204
------------------------------------------------------------------------------------
                                                                           1,397,276
------------------------------------------------------------------------------------
BANKS - 2.22%
Akbank T.A.S.                                           199,047,137          821,023
Turkiye Garanti Bankasi A.S.*                           319,215,000          990,236
Turkiye Is Bankasi, Class C                             248,500,000          957,235
Yapi ve Kredi Bankasi A.S.*                             120,540,000          322,563
------------------------------------------------------------------------------------
                                                                           3,091,057
------------------------------------------------------------------------------------
MEDIA - 0.56%
Dogan Yayin Holdings A.S.*                              177,295,000          604,380
Hurriyet Gazetecilik ve Matbaacilik A.S.                 94,537,000          172,413
------------------------------------------------------------------------------------
                                                                             776,793
------------------------------------------------------------------------------------
Total Turkey Common Stocks                                                 5,265,126
------------------------------------------------------------------------------------
Total Common Stocks (cost - $121,546,045)                                126,243,248
------------------------------------------------------------------------------------
PREFERRED STOCKS - 6.08%

BRAZIL - 5.26%

BANKS - 0.35%
Banco Itau SA                                             5,218,356          487,179

BEVERAGES - 0.70%
Companhia de Bebidas das Americas (AmBev), ADR (1)           47,610          978,862

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.85%
Brasil Telecom SA                                            61,665              223
Tele Norte Leste Participacoes SA, ADR (1)                   90,518        1,182,165
------------------------------------------------------------------------------------
                                                                           1,182,388
------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.72%
Companhia Energetica de Minas Gerais (CEMIG)             54,215,700          999,414

METALS & MINING - 0.40%
Gerdau SA, ADR (1)                                           39,460   $      561,121

OIL & GAS - 1.57%
Petroleo Brasileiro SA - Petrobras                           66,030        1,707,314
Petroleo Brasileiro SA - Petrobras, ADR (1)                  19,028          488,068
------------------------------------------------------------------------------------
                                                                           2,195,382
------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.67%
Klabin SA                                                   643,000          928,151
------------------------------------------------------------------------------------
Total Brazil Preferred Stocks                                              7,332,497
------------------------------------------------------------------------------------
RUSSIA - 0.18%

OIL & GAS - 0.18%
Surgutneftegaz, ADR                                           6,200          248,000

SOUTH KOREA - 0.64%

DIVERSIFIED FINANCIALS - 0.29%
Daishin Securities Co.                                       68,000          401,197

HOUSEHOLD DURABLES - 0.35%
LG Electronics, Inc.                                         20,300          490,359
------------------------------------------------------------------------------------
Total South Korea Preferred Stocks                                           891,556
------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $7,891,648)                                 8,472,053
------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                        WARRANTS
------------------------------------------------------------------------------------
WARRANTS - 0.16%

THAILAND - 0.16%

DIVERSIFIED FINANCIALS - 0.16%
Kiatnakin Finance Ltd., strike price $0.382,
  expires 01/18/11* (cost - $354,192)                       580,900          222,125

                                                        NUMBER OF
                                                          RIGHTS
------------------------------------------------------------------------------------
RIGHTS - 0.00%

THAILAND - 0.00%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
True Corporation Public Company Ltd.
  exercise price $0.351, expires
  04/03/08*#(3) (cost - $0)                                 218,684                0

 PRINCIPAL
  AMOUNT                                                   MATURITY   INTEREST
  (000)                                                      DATE       RATES
-----------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.00%

BRAZIL - 0.00%

METALS & MINING - 0.00%
         10    Companhia Vale do Rio Doce*(a)#(3)
               (cost - $0)                                 09/29/49      1.000%               0

 PRINCIPAL
  AMOUNT                                                   MATURITY   INTEREST
  (000)                                                      DATE       RATES         VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.99%
$     2,781    Repurchase Agreement dated 07/30/04 with
               State Street Bank & Trust Co.,
               collateralized by $270,682 U.S. Treasury
               Bills, zero coupon due 08/12/04 to
               10/21/04, $1,448,220 U.S. Treasury
               Bonds, 6.000% to 8.750% due 05/15/16 to
               02/15/26 and $594,125 U.S. Treasury
               Notes, 1.875% to 7.875% due 09/30/04 to
               08/15/07; (value - $2,837,012);
               proceeds: $2,781,267 (cost - $2,781,000)    08/02/04      1.150%  $    2,781,000

 NUMBER OF
  SHARES
   (000)
-----------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 9.03%

MONEY MARKET FUNDS+ - 9.03%
      3,000    Barclays Prime Money Market Fund                         1.314         3,000,027
      9,580    UBS Private Money Market Fund LLC**                      1.272         9,580,128
-----------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $12,580,155)                                        12,580,155
-----------------------------------------------------------------------------------------------
Total Investments (cost - $145,153,040) - 107.85%                                   150,298,581
Liabilities in excess of other assets - (7.85)%                                     (10,946,045)
-----------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                             $  139,352,536
-----------------------------------------------------------------------------------------------

*    Non-Income producing security.

**   Affiliated issuer.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

(a)  Bond interest in default.

(1)  Security, or portion thereof, was on loan at July 31, 2004.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.26% of net assets as of July 31, 2004, are deemed liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)  Illiquid security representing 1.03% of net assets.

+    Interest rates shown reflect yields at July 31, 2004.

# Security is being valued by a valuation committee under the direction of the board of trustees.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2004

                                                                                   UBS PACE
                                                                                  GOVERNMENT         UBS PACE          UBS PACE
                                                                 UBS PACE         SECURITIES       INTERMEDIATE        STRATEGIC
                                                               MONEY MARKET      FIXED INCOME      FIXED INCOME      FIXED INCOME
                                                               INVESTMENTS        INVESTMENTS       INVESTMENTS      INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value (cost -
  $166,470,075; $736,674,479; $367,923,397; $420,384,709;
  $249,678,563; $377,141,419; $950,258,179; $667,159,745;
  $286,083,791; $335,067,240; $569,707,745; $135,572,912,
  respectively)*                                             $    166,470,075  $    735,538,148  $    366,400,501  $    422,563,007
Investments in affiliated security, at value (cost - $0;
  $0; $1,683; $0; $0; $3,600,185; $33,204,432; $36,851,223;
  $18,809,139; $80,045,105; $29,689,204; $9,580,128,
  respectively)                                                            --                --             1,683                --
Cash                                                                       --                --                --               642
Foreign currency, at value (cost - $0; $0; $105,
  $2,201,130; $0; $6,058,662; $0; $0; $0; $0; $89,574;
  $1,072,394, respectively)                                                --                --               105         2,161,323
Receivable from investment manager and administrator                   11,646                --                --                --
Receivable for investments sold                                            --       160,297,930           441,138        11,947,403
Receivable for shares of beneficial interest sold                     711,891           893,067         1,492,249           734,988
Dividends and interest receivable                                     110,953         1,817,909         3,642,780         2,476,159
Receivable for interest rate swaps, net (proceeds - $0;
  $23,869; $0; $0; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --            25,788                --                --
Unrealized appreciation of forward foreign currency
  contracts                                                                --                --           536,719           109,256
Variation margin receivable                                                --           225,001            42,940           722,310
Other assets                                                           17,590            38,490            38,028           414,320
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      167,322,155       898,836,333       372,596,143       441,129,408
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                 981,007         1,281,455           985,126           425,917
Dividends payable to shareholders                                      56,182                --                --                --
Payable for investments purchased                                          --       379,005,742         3,199,162        39,677,188
Investments sold short, at value (proceeds - $0;
  $44,670,078; $0; $0; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --        44,957,500                --                --
Payable for options written, at value (premium received -
  $0; $795,015; $0; $1,222,915; $0; $14,116; $0; $0; $0;
  $0; $0; $0, respectively)                                                --           557,946                --           877,051
Payable to affiliates                                                      --           268,960           183,715           179,061
Payable to custodian                                                       --             5,975           286,367                --
Unrealized depreciation of forward foreign currency
  contracts                                                                --                --            59,570             2,954
Payable for cash collateral from securities loaned                         --                --             3,500                --
Payable for foreign withholding taxes                                      --                --               769                94
Loan payable                                                               --                --                --        11,948,000
Variation margin payable                                                   --                --                --                --
Payable for interest rate swaps, net (proceeds - $0;
  $0; $0; $610,411; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --                --                --         1,422,217
Accrued expenses and other liabilities                                218,348           294,470           215,577           241,238
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                   1,255,537       426,372,048         4,933,786        54,773,720
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value (unlimited
  amount authorized)                                              166,066,779       474,408,827       410,686,471       385,684,426
Accumulated undistributed (distributions in excess of)
  net investment income (loss)                                             --               688          (477,149)        1,109,198
Accumulated net realized gains (losses) from investments,
  futures, options written, short sales, swaps, forward
  foreign currency contracts and foreign currency
  transactions                                                           (161)         (810,067)      (41,588,116)       (4,498,238)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities denominated in
  foreign currency, futures, options written, short sales,
  swaps, and forward foreign currency contracts                            --        (1,135,163)         (958,849)        4,060,302
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                   $    166,066,618  $    472,464,285  $    367,662,357  $    386,355,688
-----------------------------------------------------------------------------------------------------------------------------------

*    Includes $0; $0; $5,722,537; $0; $0; $27,486,370; $80,239,110; $69,993,997;
     $22,896,565; $100,215,399; $47,247,638; $12,296,946, respectively, of investments in securities on loan, at value.
+ Includes restricted cash of $4,306,274 on deposit as initial margin for futures contracts on UBS PACE Global Fixed Income Investments.

                                                                UBS PACE           UBS PACE          UBS PACE         UBS PACE
                                                                MUNICIPAL        GLOBAL FIXED        LARGE CO         LARGE CO
                                                               FIXED INCOME         INCOME         VALUE EQUITY     GROWTH EQUITY
                                                               INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value (cost -
  $166,470,075; $736,674,479; $367,923,397; $420,384,709;
  $249,678,563; $377,141,419; $950,258,179; $667,159,745;
  $286,083,791; $335,067,240; $569,707,745; $135,572,912,
  respectively)*                                             $    255,163,144  $    388,705,439  $  1,056,701,283  $    722,423,776
Investments in affiliated security, at value (cost - $0;
  $0; $1,683; $0; $0; $3,600,185; $33,204,432; $36,851,223;
  $18,809,139; $80,045,105; $29,689,204; $9,580,128,
  respectively)                                                            --         3,600,185        33,204,432        36,851,223
Cash                                                                       --         4,307,387+          709,090             1,580
Foreign currency, at value (cost - $0; $0; $105,
  $2,201,130; $0; $6,058,662; $0; $0; $0; $0; $89,574;
  $1,072,394, respectively)                                                --         5,972,542                --                --
Receivable from investment manager and administrator                       --                --                --                --
Receivable for investments sold                                            --         9,750,695         7,532,686         1,200,306
Receivable for shares of beneficial interest sold                     187,416           483,275         1,168,270         1,254,946
Dividends and interest receivable                                   3,194,032         4,094,271         1,488,089           578,962
Receivable for interest rate swaps, net (proceeds - $0;
  $23,869; $0; $0; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --                --                --                --
Unrealized appreciation of forward foreign currency
  contracts                                                                --         4,106,054                --                --
Variation margin receivable                                                --                --                --                --
Other assets                                                           29,736            34,700            49,270            40,963
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      258,574,328       421,054,548     1,100,853,120       762,351,756
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                 482,407           615,049         2,223,448         1,020,256
Dividends payable to shareholders                                          --                --                --                --
Payable for investments purchased                                   1,229,441        24,635,247         7,578,287         3,178,460
Investments sold short, at value (proceeds - $0;
  $44,670,078; $0; $0; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --                --                --                --
Payable for options written, at value (premium received -
  $0; $795,015; $0; $1,222,915; $0; $14,116; $0; $0; $0;
  $0; $0; $0, respectively)                                                --            19,594                --                --
Payable to affiliates                                                 137,202           225,767           710,664           467,609
Payable to custodian                                                       --                --                --                --
Unrealized depreciation of forward foreign currency
  contracts                                                                --         3,918,837                --                --
Payable for cash collateral from securities loaned                         --         5,600,185        83,210,950        72,389,167
Payable for foreign withholding taxes                                      --             1,177             7,588             9,307
Loan payable                                                               --                --                --                --
Variation margin payable                                                   --         2,225,097                --                --
Payable for interest rate swaps, net (proceeds - $0;
  $0; $0; $610,411; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --                --                --                --
Accrued expenses and other liabilities                                141,186           359,620           519,459           367,749
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                   1,990,236        37,600,573        94,250,396        77,432,548
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value (unlimited
  amount authorized)                                              253,745,459       363,480,858       987,710,372       848,259,198
Accumulated undistributed (distributions in excess of)
  net investment income (loss)                                             --        11,677,667         5,771,966                --
Accumulated net realized gains (losses) from investments,
  futures, options written, short sales, swaps, forward
  foreign currency contracts and foreign currency
  transactions                                                     (2,645,948)       (3,653,495)      (93,322,718)     (218,604,021)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities denominated in
  foreign currency, futures, options written, short sales,
  swaps, and forward foreign currency contracts                     5,484,581        11,948,945       106,443,104        55,264,031
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                   $    256,584,092  $    383,453,975  $  1,006,602,724  $    684,919,208
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       UBS PACE
                                                                UBS PACE           UBS PACE          UBS PACE       INTERNATIONAL
                                                              SMALL/MEDIUM CO   SMALL/MEDIUM CO    INTERNATIONAL   EMERGING MARKETS
                                                               VALUE EQUITY      GROWTH EQUITY        EQUITY            EQUITY
                                                               INVESTMENTS        INVESTMENTS       INVESTMENTS       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value (cost -
  $166,470,075; $736,674,479; $367,923,397; $420,384,709;
  $249,678,563; $377,141,419; $950,258,179; $667,159,745;
  $286,083,791; $335,067,240; $569,707,745; $135,572,912,
  respectively)*                                             $    356,417,687  $    363,726,809  $    588,257,977  $    140,718,453
Investments in affiliated security, at value (cost - $0;
  $0; $1,683; $0; $0; $3,600,185; $33,204,432; $36,851,223;
  $18,809,139; $80,045,105; $29,689,204; $9,580,128,
  respectively)                                                    18,809,139        80,045,105        29,689,204         9,580,128
Cash                                                                    1,099               135             1,480         1,197,706
Foreign currency, at value (cost - $0; $0; $105,
  $2,201,130; $0; $6,058,662; $0; $0; $0; $0; $89,574;
  $1,072,394, respectively)                                                --                --            89,131         1,026,952
Receivable from investment manager and administrator                       --                --                --                --
Receivable for investments sold                                     3,604,684           485,811           320,044         1,588,166
Receivable for shares of beneficial interest sold                     494,809           446,731           904,840           284,794
Dividends and interest receivable                                     159,057            42,045           947,337           666,628
Receivable for interest rate swaps, net (proceeds - $0;
  $23,869; $0; $0; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --                --                --                --
Unrealized appreciation of forward foreign currency
  contracts                                                                --                --            36,373                --
Variation margin receivable                                                --                --                --                --
Other assets                                                           34,115            36,009            36,282            32,913
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      379,520,590       444,782,645       620,282,668       155,095,740
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                 524,984           597,484           830,890           187,310
Dividends payable to shareholders                                          --                --                --                --
Payable for investments purchased                                   2,670,667         2,473,924         2,200,142         2,468,396
Investments sold short, at value (proceeds - $0;
  $44,670,078; $0; $0; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --                --                --                --
Payable for options written, at value (premium received -
  $0; $795,015; $0; $1,222,915; $0; $14,116; $0; $0; $0;
  $0; $0; $0, respectively)                                                --                --                --                --
Payable to affiliates                                                 226,370           212,331           468,384           104,998
Payable to custodian                                                       --                --                --                --
Unrealized depreciation of forward foreign currency
  contracts                                                                --                --            28,876                --
Payable for cash collateral from securities loaned                 23,811,909       103,814,275        49,690,005        12,580,155
Payable for foreign withholding taxes                                      --                --            91,027           139,622
Loan payable                                                               --                --                --                --
Variation margin payable                                                   --                --                --                --
Payable for interest rate swaps, net (proceeds - $0;
  $0; $0; $610,411; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)                                                            --                --                --                --
Accrued expenses and other liabilities                                261,805           263,449           400,228           262,723
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                  27,495,735       107,361,463        53,709,552        15,743,204
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value (unlimited
  amount authorized)                                              259,814,898       312,796,042       620,484,832       169,890,887
Accumulated undistributed (distributions in excess of)
  net investment income (loss)                                             --                --         1,577,544          (122,879)
Accumulated net realized gains (losses) from investments,
  futures, options written, short sales, swaps, forward
  foreign currency contracts and foreign currency
  transactions                                                     21,876,061        (4,034,429)      (74,041,185)      (35,474,904)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities denominated in
  foreign currency, futures, options written, short sales,
  swaps, and forward foreign currency contracts                    70,333,896        28,659,569        18,551,925         5,059,432
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                   $    352,024,855  $    337,421,182  $    566,573,116  $    139,352,536
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                                   UBS PACE
                                                                                  GOVERNMENT         UBS PACE         UBS PACE
                                                                 UBS PACE         SECURITIES       INTERMEDIATE       STRATEGIC
                                                               MONEY MARKET      FIXED INCOME      FIXED INCOME      FIXED INCOME
                                                                INVESTMENTS       INVESTMENTS      INVESTMENTS       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                   $             --  $    159,226,681  $     90,731,799  $     24,586,749
Shares outstanding                                                         --        12,197,166         7,880,151         1,771,009
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                    $             --  $          13.05  $          11.51  $          13.88
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                             $             --  $          13.66  $          12.05  $          14.53
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                   $             --  $      8,372,596  $      4,711,804  $      5,190,014
Shares outstanding                                                         --           641,339           408,640           373,977
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                 $             --  $          13.05  $          11.53  $          13.88
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                   $             --  $     41,707,376  $      9,583,415  $      8,960,494
Shares outstanding                                                         --         3,193,491           831,125           645,518
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                 $             --  $          13.06  $          11.53  $          13.88
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                   $             --  $     10,441,397  $      1,245,734  $        527,401
Shares outstanding                                                         --           800,074           108,119            38,020
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                                  $             --  $          13.05  $          11.52  $          13.87
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                   $    166,066,618  $    252,716,235  $    261,389,605  $    347,091,030
Shares outstanding                                                166,066,779        19,351,894        22,688,437        25,011,809
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                                  $           1.00  $          13.06  $          11.52  $          13.88
-----------------------------------------------------------------------------------------------------------------------------------

                                                                UBS PACE          UBS PACE           UBS PACE          UBS PACE
                                                                MUNICIPAL        GLOBAL FIXED        LARGE CO          LARGE CO
                                                              FIXED INCOME         INCOME          VALUE EQUITY     GROWTH EQUITY
                                                               INVESTMENTS       INVESTMENTS        INVESTMENTS      INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                   $    131,887,687  $    159,669,205  $    305,359,153  $     98,709,513
Shares outstanding                                                 10,504,096        13,601,281        17,392,100         7,310,116
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                    $          12.56  $          11.74  $          17.56  $          13.50
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                             $          13.15  $          12.29  $          18.58  $          14.29
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                   $      4,860,642  $      1,906,950  $     23,272,790  $      6,038,328
Shares outstanding                                                    387,050           162,173         1,329,700           460,150
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                 $          12.56  $          11.76  $          17.50  $          13.12
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                   $     25,190,573  $      8,753,974  $     41,700,928  $     11,151,696
Shares outstanding                                                  2,006,329           745,657         2,383,160           848,623
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                 $          12.56  $          11.74  $          17.50  $          13.14
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                   $        199,730  $      9,673,485  $     37,335,907  $     22,647,051
Shares outstanding                                                     15,900           824,561         2,121,286         1,657,072
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                                  $          12.56  $          11.73  $          17.60  $          13.67
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                   $     94,445,460  $    203,450,361  $    598,933,946  $    546,372,620
Shares outstanding                                                  7,521,166        17,330,678        34,078,724        40,102,593
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                                  $          12.56  $          11.74  $          17.58  $          13.62
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       UBS PACE
                                                                 UBS PACE         UBS PACE           UBS PACE       INTERNATIONAL
                                                             SMALL/MEDIUM CO   SMALL/MEDIUM CO    INTERNATIONAL    EMERGING MARKETS
                                                               VALUE EQUITY     GROWTH EQUITY        EQUITY             EQUITY
                                                               INVESTMENTS       INVESTMENTS       INVESTMENTS        INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                   $     50,785,645  $     60,239,465  $     92,590,348  $     11,964,548
Shares outstanding                                                  2,586,923         4,278,492         7,143,612         1,133,547
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                    $          19.63  $          14.08  $          12.96  $          10.55
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                             $          20.77  $          14.90  $          13.71  $          11.16
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                   $      6,682,577  $      2,835,818  $        976,218  $        856,880
Shares outstanding                                                    349,447           207,356            76,788            83,627
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                 $          19.12  $          13.68  $          12.71  $          10.25
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                   $     13,548,040  $      8,850,262  $      7,575,960  $      3,768,461
Shares outstanding                                                    708,077           645,956           593,866           367,552
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                 $          19.13  $          13.70  $          12.76  $          10.25
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                   $      3,754,125  $      2,979,709  $     39,474,341  $      5,016,821
Shares outstanding                                                    189,761           209,708         3,040,833           470,437
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                                  $          19.78  $          14.21  $          12.98  $          10.66
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                   $    277,254,468  $    262,515,928  $    425,956,249  $    117,745,826
Shares outstanding                                                 14,015,833        18,466,394        32,859,559        11,065,261
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value
  per share                                                  $          19.78  $          14.22  $          12.96  $          10.64
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2004

                                                                                   UBS PACE
                                                                                  GOVERNMENT       UBS PACE         UBS PACE
                                                                 UBS PACE         SECURITIES     INTERMEDIATE       STRATEGIC
                                                               MONEY MARKET      FIXED INCOME    FIXED INCOME     FIXED INCOME
                                                                INVESTMENTS       INVESTMENTS     INVESTMENTS      INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0; $0; $0;
    $95; $0; $26,842; $0; $0; $0; $0; $0; $14, respectively)  $     1,579,312  $    14,977,382  $    12,686,951  $    12,930,633
  Dividends (net of foreign withholding taxes of $0; $0;
    $0; $0; $0; $0; $86,911; $16,682; $0; $2,953; $1,346,286;
    $451,821, respectively)                                                --               --               --               --
  Securities lending income (includes $0; $5,807; $44,522;
    $1,170; $0; $4,807; $23,816; $10,492; $8,887; $30,714;
    $154,509; $82,499, respectively, earned from an
    affiliated entity)                                                     --            6,138           54,675            1,315
--------------------------------------------------------------------------------------------------------------------------------
                                                                    1,579,312       14,983,520       12,741,626       12,931,948
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                       495,495        3,326,406        2,121,231        2,402,856
  Service fees - Class A                                                   --          441,183          254,626           64,435
  Service and distribution fees - Class B                                  --          110,629           73,981           78,775
  Service and distribution fees - Class C                                  --          347,583           81,115           77,479
  Transfer agency and related services fees                           583,741          637,858          406,512          515,027
  Reports and notices to shareholders                                 158,224          141,615           79,374           67,907
  Professional fees                                                    49,699           79,693           75,099           81,068
  Federal and state registration fees                                  36,032          116,286           80,147           83,714
  Custody and accounting                                               14,157          285,120          212,123          205,356
  Trustees' fees                                                       11,062           13,589           12,711           12,639
  Interest expense                                                         --               --               --            1,245
  Other expenses                                                       11,179           60,333           41,035           24,738
--------------------------------------------------------------------------------------------------------------------------------
                                                                    1,359,589        5,560,295        3,437,954        3,615,239
--------------------------------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment
  manager and administrator                                          (510,180)        (615,134)        (177,685)        (200,432)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          849,409        4,945,161        3,260,269        3,414,807
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          729,903       10,038,359        9,481,357        9,517,141
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0; $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $163,510; $149,516,
    respectively)                                                          31        3,731,563          595,489        4,294,884
    Futures                                                                --          (13,006)       1,168,729       (2,213,696)
    Options written                                                        --          967,414               --          376,305
    Short sales                                                            --          (30,313)              --               --
    Swaps                                                                  --        1,034,645               --         (563,869
    Forward foreign currency contracts and foreign currency
      transactions                                                         --               --         (448,236)         408,386
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                            --        7,193,556          427,587         (108,297)
    Futures                                                                --           49,602         (543,565)       7,739,270
    Options written                                                        --          766,705               --          669,684
    Short sales                                                            --         (287,422)              --               --
    Swaps                                                                  --       (1,044,411)              --         (843,734)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                      --               --          354,781           68,434
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                                    31       12,368,333        1,554,785        9,827,367
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          $       729,934  $    22,406,692  $    11,036,142  $    19,344,508
--------------------------------------------------------------------------------------------------------------------------------

                                                                 UBS PACE          UBS PACE        UBS PACE         UBS PACE
                                                                 MUNICIPAL       GLOBAL FIXED      LARGE CO         LARGE CO
                                                                FIXED INCOME        INCOME       VALUE EQUITY     GROWTH EQUITY
                                                                INVESTMENTS      INVESTMENTS      INVESTMENTS      INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0; $0; $0;
    $95; $0; $26,842; $0; $0; $0; $0; $0; $14, respectively)  $    10,447,676  $    11,773,776  $       126,731  $       195,751
  Dividends (net of foreign withholding taxes of $0; $0;
    $0; $0; $0; $0; $86,911; $16,682; $0; $2,953; $1,346,286;
    $451,821, respectively)                                                --               --       20,506,957        5,089,112
  Securities lending income (includes $0; $5,807; $44,522;
    $1,170; $0; $4,807; $23,816; $10,492; $8,887; $30,714;
    $154,509; $82,499, respectively, earned from an
    affiliated entity)                                                     --            4,807           26,658           12,406
--------------------------------------------------------------------------------------------------------------------------------
                                                                   10,447,676       11,778,583       20,660,346        5,297,269
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                     1,568,982        2,947,288        7,650,704        5,163,109
  Service fees - Class A                                              364,742          432,263          781,280          275,735
  Service and distribution fees - Class B                              60,558           21,066          412,272           87,404
  Service and distribution fees - Class C                             205,345           72,019          455,350          124,850
  Transfer agency and related services fees                           192,816          737,678        1,221,901          864,447
  Reports and notices to shareholders                                  82,512          136,294          281,890          158,705
  Professional fees                                                    75,019           81,610           75,396           75,464
  Federal and state registration fees                                  91,686          104,052          160,078          123,442
  Custody and accounting                                              156,898          552,616          569,274          386,392
  Trustees' fees                                                       12,049           12,873           17,462           15,018
  Interest expense                                                         --               --               --               --
  Other expenses                                                       35,075           43,068           73,568           43,813
--------------------------------------------------------------------------------------------------------------------------------
                                                                    2,845,682        5,140,827       11,699,175        7,318,379
--------------------------------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment
  manager and administrator                                          (311,894)        (497,895)        (941,747)        (317,617)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                        2,533,788        4,642,932       10,757,428        7,000,762
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        7,913,888        7,135,651        9,902,918       (1,703,493)
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
  Net realized gains (losses) from:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0; $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $163,510; $149,516,
    respectively)                                                     153,359        2,335,145       76,384,954       22,669,619
    Futures                                                                --         (413,523)              --               --
    Options written                                                        --          (89,923)              --               --
    Short sales                                                            --               --               --               --
    Swaps                                                                  --               --               --               --
    Forward foreign currency contracts and foreign currency
      transactions                                                         --       20,106,543               89               --
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                      (250,107)      (3,359,150)      40,562,037        8,233,606
    Futures                                                                --          710,514               --               --
    Options written                                                        --          (26,853)              --               --
    Short sales                                                            --               --               --               --
    Swaps                                                                  --               --               --               --
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                      --         (139,249)              --               --
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                               (96,748)      19,123,504      116,947,080       30,903,225
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          $     7,817,140  $    26,259,155  $   126,849,998  $    29,199,732
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    UBS PACE
                                                                  UBS PACE        UBS PACE         UBS PACE       INTERNATIONAL
                                                              SMALL/MEDIUM CO  SMALL/MEDIUM CO   INTERNATIONAL  EMERGING MARKETS
                                                                VALUE EQUITY    GROWTH EQUITY       EQUITY           EQUITY
                                                                INVESTMENTS     INVESTMENTS       INVESTMENTS      INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0; $0; $0;
    $95; $0; $26,842; $0; $0; $0; $0; $0; $14, respectively)  $       177,058  $        81,588  $       197,750  $        13,368
  Dividends (net of foreign withholding taxes of $0; $0;
    $0; $0; $0; $0; $86,911; $16,682; $0; $2,953; $1,346,286;
    $451,821, respectively)                                         3,047,613        1,524,335        9,622,483        2,984,406
  Securities lending income (includes $0; $5,807; $44,522;
    $1,170; $0; $4,807; $23,816; $10,492; $8,887; $30,714;
    $154,509; $82,499, respectively, earned from an
    affiliated entity)                                                 10,905           38,815          156,640           87,132
--------------------------------------------------------------------------------------------------------------------------------
                                                                    3,235,576        1,644,738        9,976,873        3,084,906
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                     2,641,257        2,778,844        4,498,085        1,453,841
  Service fees - Class A                                              126,294          167,818          239,988           30,976
  Service and distribution fees - Class B                              90,225           45,804           11,966           16,758
  Service and distribution fees - Class C                             140,786           99,864           81,847           43,228
  Transfer agency and related services fees                           722,489          692,514          855,875          495,648
  Reports and notices to shareholders                                  84,302           85,743          145,535           74,709
  Professional fees                                                    84,312           73,915           73,373           72,637
  Federal and state registration fees                                  93,164           94,757          108,757           83,663
  Custody and accounting                                              196,741          205,180          748,107          457,341
  Trustees' fees                                                       12,997           12,819           13,915           10,078
  Interest expense                                                         --               --               --               --
  Other expenses                                                       32,666           18,065           45,257           17,248
--------------------------------------------------------------------------------------------------------------------------------
                                                                    4,225,233        4,275,323        6,822,705        2,756,127
--------------------------------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment
  manager and administrator                                           (95,745)        (102,946)          (1,443)         (82,969)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                        4,129,488        4,172,377        6,821,262        2,673,158
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         (893,912)      (2,527,639)       3,155,611          411,748
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
  Net realized gains (losses) from:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0; $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $163,510; $149,516,
    respectively)                                                  37,381,862       37,587,834       95,950,926       27,599,156
    Futures                                                                --               --               --               --
    Options written                                                        --               --               --               --
    Short sales                                                            --               --               --               --
    Swaps                                                                  --               --               --               --
    Forward foreign currency contracts and foreign currency
      transactions                                                         --              208       (1,154,361)        (433,641)
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    16,769,243      (12,814,369)       2,710,472      (10,339,267)
    Futures                                                                --               --               --               --
    Options written                                                        --               --               --               --
    Short sales                                                            --               --               --               --
    Swaps                                                                  --               --               --               --
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                      --               --          (29,149)          42,680
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                            54,151,105       24,773,673       97,477,888       16,868,928
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          $    53,257,193  $    22,246,034  $   100,633,499  $    17,280,676
--------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                          UBS PACE                          UBS PACE
                                                                        MONEY MARKET                 GOVERNMENT SECURITIES
                                                                         INVESTMENTS                FIXED INCOME INVESTMENTS
                                                              --------------------------------  --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,      FOR THE YEARS ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                   2004              2003            2004            2003
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                       $       729,903  $     1,175,404  $    10,038,359  $    13,043,573
  Net realized gains (losses) from:
    Investments, futures, options written, short sales and
      swaps                                                                31               28        5,690,303       12,671,450
    Forward foreign currency contracts and foreign currency
      transactions                                                         --               --               --               --
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales and
      swaps                                                                --               --        6,678,030      (19,515,592)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                      --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                729,934        1,175,432       22,406,692        6,199,431
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                          --               --       (4,904,702)      (6,676,528)
  Net investment income - Class B                                          --               --         (220,926)        (425,896)
  Net investment income - Class C                                          --               --       (1,039,169)      (1,492,464)
  Net investment income - Class Y                                          --               --         (398,926)        (717,100)
  Net investment income - Class P                                    (729,903)      (1,175,404)      (6,852,093)      (7,007,400)
--------------------------------------------------------------------------------------------------------------------------------
                                                                     (729,903)      (1,175,404)     (13,415,816)     (16,319,388)
--------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                            186,974,819      184,782,987       99,043,140      116,700,357
  Cost of shares repurchased                                     (145,496,890)    (174,057,834)    (127,053,979)    (147,919,718)
  Proceeds from dividends reinvested                                  674,006        1,188,035       11,318,608       13,226,553
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                          42,151,935       11,913,188      (16,692,231)     (17,992,808)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                            42,151,966       11,913,216       (7,701,355)     (28,112,765)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                               123,914,652      112,001,436      480,165,640      508,278,405
  End of year                                                 $   166,066,618  $   123,914,652  $   472,464,285  $   480,165,640
--------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                              $            --  $            --  $           688  $            --
--------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                          UBS PACE
                                                                  INTERMEDIATE FIXED INCOME         STRATEGIC FIXED INCOME
                                                                        INVESTMENTS                       INVESTMENTS
                                                              --------------------------------  --------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,     FOR THE YEARS ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                   2004              2003             2004            2003
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                       $     9,481,357  $     9,954,900  $     9,517,141  $    13,246,698
  Net realized gains (losses) from:
    Investments, futures, options written, short sales and
      swaps                                                         1,764,218      (14,587,895)       1,893,624       13,328,104
    Forward foreign currency contracts and foreign currency
      transactions                                                   (448,236)        (134,526)         408,386          524,171
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales and
      swaps                                                          (115,978)      24,069,009        7,456,923       (8,357,763)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                 354,781          118,969           68,434          (27,845)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             11,036,142       19,420,457       19,344,508       18,713,365
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                  (2,618,777)      (3,638,571)        (667,408)      (1,082,741)
  Net investment income - Class B                                    (132,165)        (244,178)        (146,766)        (488,137)
  Net investment income - Class C                                    (224,390)        (345,757)        (217,930)        (407,532)
  Net investment income - Class Y                                     (43,314)         (68,114)         (15,503)         (17,780)
  Net investment income - Class P                                  (6,692,645)      (5,982,436)      (8,673,790)     (10,569,696)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   (9,711,291)     (10,279,056)      (9,721,397)     (12,565,886)
--------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                            127,537,085      106,459,458      146,166,803       91,538,418
  Cost of shares repurchased                                     (118,091,613)     (97,041,455)     (80,409,067)    (105,282,467)
  Proceeds from dividends reinvested                                8,650,080        8,737,927        9,336,822       11,848,625
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                          18,095,552       18,155,930       75,094,558       (1,895,424)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                            19,420,403       27,297,331       84,717,669        4,252,055
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                               348,241,954      320,944,623      301,638,019      297,385,964
  End of year                                                 $   367,662,357  $   348,241,954  $   386,355,688  $   301,638,019
--------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                              $      (477,149) $      (116,869) $     1,109,198  $       948,295
--------------------------------------------------------------------------------------------------------------------------------

                                                                           UBS PACE                         UBS PACE
                                                                   MUNICIPAL FIXED INCOME             GLOBAL FIXED INCOME
                                                                         INVESTMENTS                      INVESTMENTS
                                                              --------------------------------  --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,      FOR THE YEARS ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                    2004             2003            2004             2003
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                       $     7,913,888  $     9,336,826  $     7,135,651  $     8,004,802
  Net realized gains (losses) from:
    Investments, futures, options written, short sales and
      swaps                                                           153,359        3,728,443        1,831,699       11,463,743
    Forward foreign currency contracts and foreign currency
      transactions                                                         --               --       20,106,543       15,832,059
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales and
      swaps                                                          (250,107)      (6,572,561)      (2,675,489)         176,380
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                      --               --         (139,249)      (1,276,719)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              7,817,140        6,492,708       26,259,155       34,200,265
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                  (4,424,753)      (5,708,140)     (13,669,899)      (4,986,066)
  Net investment income - Class B                                    (137,089)        (274,732)        (154,920)         (44,821)
  Net investment income - Class C                                    (688,788)        (898,928)        (712,046)        (232,209)
  Net investment income - Class Y                                      (6,455)          (8,687)        (898,805)        (382,924)
  Net investment income - Class P                                  (2,663,161)      (2,447,229)     (13,414,768)      (3,830,535)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   (7,920,246)      (9,337,716)     (28,850,438)      (9,476,555)
--------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                             53,861,807       35,698,860       94,881,164       66,436,985
  Cost of shares repurchased                                      (64,127,480)     (50,434,921)     (72,757,636)     (77,089,909)
  Proceeds from dividends reinvested                                6,102,782        6,966,359       24,202,466        7,740,719
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                          (4,162,891)      (7,769,702)      46,325,994       (2,912,205)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                            (4,265,997)     (10,614,710)      43,734,711       21,811,505
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                               260,850,089      271,464,799      339,719,264      317,907,759
  End of year                                                 $   256,584,092  $   260,850,089  $   383,453,975  $   339,719,264
--------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                              $            --  $            --  $    11,677,667  $    13,074,307
--------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                          UBS PACE                           UBS PACE
                                                                       LARGE CO VALUE                    LARGE CO GROWTH
                                                                     EQUITY INVESTMENTS                EQUITY INVESTMENTS
                                                              --------------------------------  --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,      FOR THE YEARS ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                   2004              2003            2004            2003
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                $     9,902,918  $     8,021,127  $    (1,703,493) $    (1,514,071)
  Net realized gains (losses) from:
    Investments                                                    76,384,954      (69,688,423)      22,669,619      (68,511,774)
    Net increase from payments by sub-advisor                              --               --               --            9,848
    Forward foreign currency contracts and foreign
      currency transactions                                                89             (188)              --               --
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    40,562,037       97,774,792        8,233,606      124,601,092
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                      --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations            126,849,998       36,107,308       29,199,732       54,585,095
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                  (2,636,816)      (2,884,870)              --               --
  Net investment income - Class B                                          --               --               --               --
  Net investment income - Class C                                     (24,248)         (17,142)              --               --
  Net investment income - Class Y                                    (422,153)        (525,522)              --               --
  Net investment income - Class P                                  (5,319,468)      (4,173,660)              --               --
  Net realized gains from investment activities - Class A                  --               --               --               --
  Net realized gains from investment activities - Class B                  --               --               --               --
  Net realized gains from investment activities - Class C                  --               --               --               --
  Net realized gains from investment activities - Class Y                  --               --               --               --
  Net realized gains from investment activities - Class P                  --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                   (8,402,685)      (7,601,194)              --               --
--------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                            241,882,686      144,348,758      240,268,084      140,929,110
  Cost of shares repurchased                                     (200,340,890)    (177,279,420)    (130,610,222)    (112,724,942)
  Proceeds from dividends reinvested                                8,081,204        7,293,876               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                          49,623,000      (25,636,786)     109,657,862       28,204,168
--------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                          --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                      168,070,313        2,869,328      138,857,594       82,789,263
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                               838,532,411      835,663,083      546,061,614      463,272,351
  End of year                                                 $ 1,006,602,724  $   838,532,411  $   684,919,208  $   546,061,614
--------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                              $     5,771,966  $     4,257,611  $            --  $            --
--------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                          UBS PACE
                                                                     SMALL/MEDIUM CO VALUE           SMALL/MEDIUM CO GROWTH
                                                                       EQUITY INVESTMENTS              EQUITY INVESTMENTS
                                                              --------------------------------  --------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,     FOR THE YEARS ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                   2004              2003             2004            2003
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                $      (893,912) $      (380,577) $    (2,527,639) $    (1,800,387)
  Net realized gains (losses) from:
    Investments                                                    37,381,862      (14,615,065)      37,587,834      (20,010,925)
    Net increase from payments by sub-advisor                              --               --               --               --
    Forward foreign currency contracts and foreign
      currency transactions                                                --               --              208              168
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    16,769,243       40,975,731      (12,814,369)      72,101,801
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                      --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             53,257,193       25,980,089       22,246,034       50,290,657
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                          --               --               --               --
  Net investment income - Class B                                          --               --               --               --
  Net investment income - Class C                                          --               --               --               --
  Net investment income - Class Y                                          --               --               --               --
  Net investment income - Class P                                          --               --               --               --
  Net realized gains from investment activities - Class A                  --       (3,030,496)              --               --
  Net realized gains from investment activities - Class B                  --         (876,291)              --               --
  Net realized gains from investment activities - Class C                  --         (906,640)              --               --
  Net realized gains from investment activities - Class Y                  --          (84,798)              --               --
  Net realized gains from investment activities - Class P                  --      (12,766,039)              --               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                           --      (17,664,264)              --               --
--------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                             94,456,197       61,276,643       91,626,888       62,722,665
  Cost of shares repurchased                                      (69,923,549)     (64,315,762)     (72,961,980)     (71,616,041)
  Proceeds from dividends reinvested                                       --       17,295,440               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                          24,532,648       14,256,321       18,664,908       (8,893,376)
--------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                          --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                       77,789,841       22,572,146       40,910,942       41,397,281
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                               274,235,014      251,662,868      296,510,240      255,112,959
  End of year                                                 $   352,024,855  $   274,235,014  $   337,421,182  $   296,510,240
--------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                              $            --  $            --  $            --  $            --
--------------------------------------------------------------------------------------------------------------------------------

                                                                          UBS PACE                          UBS PACE
                                                                        INTERNATIONAL                INTERNATIONAL EMERGING
                                                                      EQUITY INVESTMENTS           MARKETS EQUITY INVESTMENTS
                                                              --------------------------------  --------------------------------
                                                                FOR THE YEARS ENDED JULY 31,      FOR THE YEARS ENDED JULY 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                    2004             2003            2004             2003
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                $     3,155,611  $     3,762,670  $       411,748  $       667,912
  Net realized gains (losses) from:
    Investments                                                    95,950,926      (50,584,491)      27,599,156       (6,876,089)
    Net increase from payments by sub-advisor                              --               --               --               --
    Forward foreign currency contracts and foreign
      currency transactions                                        (1,154,361)        (385,981)        (433,641)        (460,499)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     2,710,472       60,314,611      (10,339,267)      19,160,309
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                 (29,149)          52,121           42,680          (50,028)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations            100,633,499       13,158,930       17,280,676       12,441,605
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                    (381,401)         (54,536)              --               --
  Net investment income - Class B                                          --               --               --               --
  Net investment income - Class C                                          --               --               --               --
  Net investment income - Class Y                                    (295,152)        (178,733)              --               --
  Net investment income - Class P                                  (2,237,058)        (632,423)              --               --
  Net realized gains from investment activities - Class A                  --               --               --               --
  Net realized gains from investment activities - Class B                  --               --               --               --
  Net realized gains from investment activities - Class C                  --               --               --               --
  Net realized gains from investment activities - Class Y                  --               --               --               --
  Net realized gains from investment activities - Class P                  --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                   (2,913,611)        (865,692)              --               --
--------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                            191,329,958      216,814,636       58,806,549       45,927,468
  Cost of shares repurchased                                     (108,994,710)    (201,120,454)     (32,389,561)     (40,122,582)
  Proceeds from dividends reinvested                                2,844,335          850,571               --               --
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                          85,179,583       16,544,753       26,416,988        5,804,886
--------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                     173,977           59,611           16,243           64,746
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                      183,073,448       28,897,602       43,713,907       18,311,237
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                               383,499,668      354,602,066       95,638,629       77,327,392
  End of year                                                 $   566,573,116  $   383,499,668  $   139,352,536  $    95,638,629
--------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                              $     1,577,544  $     2,648,994  $      (122,879) $        48,531
--------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

In the normal course of business the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager, administrator and principal underwriter of the Portfolios, or by the relevant Portfolio investment sub-advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS - The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using the Reuters/WM Company spot rates at 11:00 a.m. Eastern Standard Time; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended July 31, 2004 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Global Fixed Income Investments was as follows:

                                                            UBS PACE GOVERNMENT              UBS PACE STRATEGIC
                                                          SECURITIES FIXED INCOME               FIXED INCOME
                                                                 INVESTMENTS                     INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF     AMOUNT OF         NUMBER OF     AMOUNT OF
                                                         CONTRACTS      PREMIUMS         CONTRACTS     PREMIUMS
                                                           (000)        RECEIVED           (000)       RECEIVED
------------------------------------------------------------------------------------------------------------------
Options outstanding at July 31, 2003                        23,600    $    484,131          40,000    $  1,135,523
Options written                                            143,400       1,830,525          50,600         465,645
Options terminated in closing purchase transactions       (107,000)     (1,519,641)             --              --
Options expired prior to exercise                               --              --         (23,600)       (378,253)
Options exercised                                               --              --              --              --
Options outstanding at July 31, 2004                        60,000    $    795,015          67,000    $  1,222,915

                                                              UBS PACE GLOBAL
                                                                FIXED INCOME
                                                                INVESTMENTS
----------------------------------------------------------------------------------
                                                                       AMOUNT OF
                                                         NUMBER OF     PREMIUMS
                                                         CONTRACTS     RECEIVED
----------------------------------------------------------------------------------
Options outstanding at July 31, 2003                           342    $     25,650
Options written                                                132          39,054
Options terminated in closing purchase transactions             --              --
Options expired prior to exercise                             (389)        (34,924)
Options exercised                                              (47)        (15,664)
Options outstanding at July 31, 2004                            38    $     14,116

PUT WRITTEN OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding, which aggregated $63,500,000 at July 31, 2004.

CALL WRITTEN OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $437,568 at July 31, 2004.

PURCHASED OPTIONS - Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, except UBS PACE Global Fixed Income Investments made or received at settlement, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SHORT SALES "AGAINST THE BOX" - Each Portfolio (other than UBS Pace Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the year ended July 31, 2004.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At July 31, 2004, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                                    RATE TYPE
          NOTIONAL                     -----------------------------------
           AMOUNT        TERMINATION   PAYMENTS MADE     PAYMENTS RECEIVED    UNREALIZED
            (000)           DATE        BY THE FUND         BY THE FUND      APPRECIATION
-------------------------------------------------------------------------------------------
USD         2,800         12/15/06        1.700%++            4.000%          $  1,919

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                    RATE TYPE
           NOTIONAL                    -----------------------------------    UNREALIZED
            AMOUNT       TERMINATION   PAYMENTS MADE     PAYMENTS RECEIVED   APPRECIATION
             (000)         DATES        BY THE FUND         BY THE FUND     (DEPRECIATION)
-------------------------------------------------------------------------------------------
USD           4,300       12/15/14        5.000%             1.700%++         $   (4,616)
USD           9,300       12/15/24        6.000              1.700++            (140,895)
USD           2,500       12/17/31        6.000              1.700++            (256,250)
USD           5,200       12/15/09        1.700++            4.000                84,916
USD           1,700       06/15/31        6.000              1.700++            (229,723)
GBP           4,700       03/15/32        5.000              5.115+++             (3,253)
USD           2,600       09/30/04        1.504+             6.500*               17,710
GBP          62,500       06/15/07        5.115+++           5.500              (128,561)
JPY       3,000,000       06/15/12        2.000              0.064++++           141,909
USD          14,500       12/15/14        5.000              1.700++            (438,044)
USD           6,600       12/18/09        5.000              1.700++             145,001
-------------------------------------------------------------------------------------------
                                                                              $ (811,806)
-------------------------------------------------------------------------------------------

+ Rate based on 1 Month LIBOR (London Interbank Offered Rate). ++ Rate based on 3 Month LIBOR (London Interbank Offered Rate). +++ Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate). ++++ Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).
* Rate based on Lehman Brothers ERISA - eligible CMBS Index. GBP Great Britain Pounds.
JPY  Japanese Yen.
USD  U.S. Dollars.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                             ANNUAL RATE
                                                                          AS A PERCENTAGE OF
                                                                           EACH PORTFOLIO'S
                     PORTFOLIO                                         AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                0.35%
UBS PACE Government Securities Fixed Income Investments                          0.70%
UBS PACE Intermediate Fixed Income Investments                                   0.60%
UBS PACE Strategic Fixed Income Investments                                      0.70%
UBS PACE Municipal Fixed Income Investments                                      0.60%
UBS PACE Global Fixed Income Investments                                         0.80%
UBS PACE Large Co Value Equity Investments                                       0.80%
UBS PACE Large Co Growth Equity Investments                                      0.80%
UBS PACE Small/Medium Co Value Equity Investments                                0.80%
UBS PACE Small/Medium Co Growth Equity Investments                               0.80%
UBS PACE International Equity Investments                                        0.90%
UBS PACE International Emerging Markets Equity Investments                       1.10%

Effective August 1, 2004, UBS Global AM agreed to revise its management and administration fee structure with each of the Portfolios (excluding UBS PACE Money Market Investments and UBS PACE Large Co Value Equity Investments) as follows:

                                                                     ANNUAL RATE
                                                                 AS A PERCENTAGE OF
                                                                  EACH PORTFOLIO'S
                     PORTFOLIO                                AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments       0.700% up to $500 million
                                                              0.650% above $500 million
                                                                  up to $1 billion
                                                               0.625% above $1 billion
                                                                 up to $1.5 billion
                                                              0.600% above $1.5 billion
                                                                  up to $2 billion
                                                               0.575% above $2 billion

                                                                     ANNUAL RATE
                                                                 AS A PERCENTAGE OF
                                                                  EACH PORTFOLIO'S
                     PORTFOLIO                                AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                0.600% up to $500 million
                                                              0.550% above $500 million
                                                                  up to $1 billion
                                                               0.525% above $1 billion
                                                                 up to $1.5 billion
                                                              0.500% above $1.5 billion
                                                                  up to $2 billion
                                                               0.475% above $2 billion

UBS PACE Strategic Fixed Income Investments                   0.700% up to $500 million
                                                              0.650% above $500 million
                                                                  up to $1 billion
                                                               0.625% above $1 billion
                                                                 up to $1.5 billion
                                                              0.600% above $1.5 billion
                                                                  up to $2 billion
                                                               0.575% above $2 billion

UBS PACE Municipal Fixed Income Investments                   0.600% up to $500 million
                                                              0.550% above $500 million
                                                                  up to $1 billion
                                                               0.525% above $1 billion
                                                                 up to $1.5 billion
                                                              0.500% above $1.5 billion
                                                                  up to $2 billion
                                                               0.475% above $2 billion

UBS PACE Global Fixed Income Investments                       0.800% up to $1 billion
                                                               0.775% above $1 billion
                                                                  up to $2 billion
                                                               0.750% above $2 billion

UBS PACE Large Co Growth Equity Investments                   0.800% up to $500 million
                                                              0.775% above $500 million
                                                                  up to $1 billion
                                                               0.750% above $1 billion
                                                                  up to $2 billion
                                                               0.725% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments             0.800% up to $750 million
                                                              0.775% above $750 million

UBS PACE Small/Medium Co Growth Equity Investments            0.800% up to $750 million
                                                              0.775% above $750 million

UBS PACE International Equity Investments                     0.900% up to $500 million
                                                              0.875% above $500 million
                                                                  up to $1 billion
                                                               0.850% above $1 billion
                                                                  up to $2 billion
                                                               0.825% above $2 billion

UBS PACE International Emerging Markets Equity Investments    1.100% up to $500 million
                                                              1.075% above $500 million
                                                                  up to $1 billion
                                                               1.050% above $1 billion
                                                                  up to $2 billion
                                                               1.025% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                           ANNUAL RATE
                                                                                                        AS A PERCENTAGE OF
                                                                                                         EACH PORTFOLIO'S
                 PORTFOLIO                            INVESTMENT SUB-ADVISOR                         AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed         Pacific Investment Management Company LLC                        0.225%
  Income Investments

UBS PACE Intermediate Fixed                  BlackRock Financial Management, Inc.                    0.200% up to $120 million
  Income Investments                                                                                 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments  Pacific Investment Management Company LLC                        0.250%

UBS PACE Municipal Fixed Income Investments  Standish Mellon Asset Management Company LLC            0.200% up to $60 million
                                                                                                     0.150% above $60 million

UBS PACE Global Fixed Income Investments     Rogge Global Partners plc                                        0.250%
                                             Fischer Francis Trees & Watts, Inc. (and affiliates)    0.250% up to $400 million
                                                                                                     0.200% above $400 million

UBS PACE Large Co Value Equity Investments   Institutional Capital Corp.                                      0.300%
                                             Westwood Management Corp.                                        0.300%
                                             SSgA Funds Management, Inc.                                      0.150%

UBS PACE Large Co Growth Equity Investments  GE Asset Management, Inc.                                        0.300%
                                             Marsico Capital Management, LLC                                  0.300%
                                             SSgA Funds Management, Inc.                                      0.150%

UBS PACE Small/Medium Co Value Equity        ICM Asset Management, Inc.                                       0.300%
  Investments                                Ariel Capital Management, Inc.                                   0.300%

UBS PACE Small/Medium Co Growth Equity       Delaware Management Company                                      0.400%
  Investments

UBS PACE International Equity                Delaware International Advisors Ltd.*                   0.350% up to $150 million
  Investments                                                                                        0.300% above $150 million
                                             J.P. Morgan Investment Management Inc. *                         0.200%
                                             Martin Currie Inc.                                     0.350% up to $150 million
                                                                                                    0.300% above $150 million
                                                                                                        up to $250 million
                                                                                                    0.250% above $250 million
                                                                                                        up to $350 million
                                             * Effective April 1, 2004                               0.200% above $350 million

UBS PACE International Emerging Markets      Baring International Investment Limited                          0.500%
  Equity Investments                         Gartmore Global Partners                                         0.500%

At July 31, 2004, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                                       AMOUNTS
                     PORTFOLIO                                           OWED
-------------------------------------------------------------------------------
UBS PACE Money Market Investments                                     $ 124,422
UBS PACE Government Securities Fixed Income Investments                 280,273
UBS PACE Intermediate Fixed Income Investments                          185,908
UBS PACE Strategic Fixed Income Investments                             227,254
UBS PACE Municipal Fixed Income Investments                             130,427
UBS PACE Global Fixed Income Investments                                262,299
UBS PACE Large Co Value Equity Investments                              586,060
UBS PACE Large Co Growth Equity Investments                             442,527
UBS PACE Small/Medium Co Value Equity Investments                       242,303
UBS PACE Small/Medium Co Growth Equity Investments                      231,328
UBS PACE International Equity Investments                               435,779
UBS PACE International Emerging Markets Equity Investments              129,948

UBS Global AM has entered into a written agreement with each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into additional fee waivers, effective December 1, 2003, whereby UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets of the Portfolio as follows: $0 to $250 million-0.60%; in excess of $250 million up to $500 million-0.57%; in excess of $500 million up to $1 billion-0.53%; and over $1 billion-0.50%.

For the year ended July 31, 2004, UBS Global AM was contractually obligated to waive $938,987 and $289,794 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the year ended July 31, 2004, UBS Global AM had the following voluntary fee waivers, reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statement of Operations. The fee waivers and reimbursements for the year ended July 31, 2004, which are subject to repayment by the Portfolios through July 31, 2007, were as follows:

                                                                      FEE WAIVERS AND
                                                                          EXPENSE
                     PORTFOLIO                                         REIMBURSEMENTS    RECOUPMENTS
----------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                         $ 510,180              --
UBS PACE Government Securities Fixed Income Investments                     615,134              --
UBS PACE Intermediate Fixed Income Investments                              177,685              --
UBS PACE Strategic Fixed Income Investments                                 200,432        $  7,034
UBS PACE Municipal Fixed Income Investments                                 311,894              --
UBS PACE Global Fixed Income Investments                                    497,895              --
UBS PACE Large Co Value Equity Investments                                    2,760          60,382
UBS PACE Large Co Growth Equity Investments                                  27,823          11,219
UBS PACE Small/Medium Co Value Equity Investments                            95,745          18,047
UBS PACE Small/Medium Co Growth Equity Investments                          102,946          43,111
UBS PACE International Equity Investments                                     1,443           9.443
UBS PACE International Emerging Markets Equity Investments                   82,969          16,485

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and to reimburse certain operating expenses for the year ended July 31, 2004 to maintain the total annual operating expenses at a level not to exceed the following:

                     PORTFOLIO
---------------------------------------------------------------------------------
UBS PACE Money Market Investments                                           0.60%
UBS PACE Government Securities Fixed Income Investments--Class A            1.08
UBS PACE Government Securities Fixed Income Investments--Class B            1.84
UBS PACE Government Securities Fixed Income Investments--Class C            1.62
UBS PACE Government Securities Fixed Income Investments--Class Y            0.76
UBS PACE Government Securities Fixed Income Investments--Class P            0.87
UBS PACE Intermediate Fixed Income Investments--Class A                     1.07
UBS PACE Intermediate Fixed Income Investments--Class B                     1.81
UBS PACE Intermediate Fixed Income Investments--Class C                     1.56
UBS PACE Intermediate Fixed Income Investments--Class Y                     0.81
UBS PACE Intermediate Fixed Income Investments--Class P                     0.80
UBS PACE Strategic Fixed Income Investments--Class A                        1.23
UBS PACE Strategic Fixed Income Investments--Class B                        1.94
UBS PACE Strategic Fixed Income Investments--Class C                        1.72

                     PORTFOLIO
---------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments--Class Y                        1.03%
UBS PACE Strategic Fixed Income Investments--Class P                        0.93
UBS PACE Municipal Fixed Income Investments--Class A                        0.96
UBS PACE Municipal Fixed Income Investments--Class B                        1.71
UBS PACE Municipal Fixed Income Investments--Class C                        1.48
UBS PACE Municipal Fixed Income Investments--Class Y                        0.74
UBS PACE Municipal Fixed Income Investments--Class P                        0.76
UBS PACE Global Fixed Income Investments--Class A                           1.36
UBS PACE Global Fixed Income Investments--Class B                           2.11
UBS PACE Global Fixed Income Investments--Class C                           1.85
UBS PACE Global Fixed Income Investments--Class Y                           1.05
UBS PACE Global Fixed Income Investments--Class P                           1.13
UBS PACE Large Co Value Equity Investments--Class A                         1.25
UBS PACE Large Co Value Equity Investments--Class B                         2.05
UBS PACE Large Co Value Equity Investments--Class C                         2.04
UBS PACE Large Co Value Equity Investments--Class Y                         0.91
UBS PACE Large Co Value Equity Investments--Class P                         1.02
UBS PACE Large Co Growth Equity Investments--Class A                        1.30
UBS PACE Large Co Growth Equity Investments--Class B                        2.16
UBS PACE Large Co Growth Equity Investments--Class C                        2.11
UBS PACE Large Co Growth Equity Investments--Class Y                        0.93
UBS PACE Large Co Growth Equity Investments--Class P                        1.05
UBS PACE Small/Medium Co Value Equity Investments--Class A                  1.42
UBS PACE Small/Medium Co Value Equity Investments--Class B                  2.21
UBS PACE Small/Medium Co Value Equity Investments--Class C                  2.19
UBS PACE Small/Medium Co Value Equity Investments--Class Y                  1.19
UBS PACE Small/Medium Co Value Equity Investments--Class P                  1.16
UBS PACE Small/Medium Co Growth Equity Investments--Class A                 1.41
UBS PACE Small/Medium Co Growth Equity Investments--Class B                 2.27
UBS PACE Small/Medium Co Growth Equity Investments--Class C                 2.20
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                 1.29
UBS PACE Small/Medium Co Growth Equity Investments--Class P                 1.13
UBS PACE International Equity Investments--Class A                          1.65
UBS PACE International Equity Investments--Class B                          2.65
UBS PACE International Equity Investments--Class C                          2.47
UBS PACE International Equity Investments--Class Y                          1.22
UBS PACE International Equity Investments--Class P                          1.40
UBS PACE International Emerging Markets Equity Investments--Class A         2.26
UBS PACE International Emerging Markets Equity Investments--Class B         3.03
UBS PACE International Emerging Markets Equity Investments--Class C         3.05
UBS PACE International Emerging Markets Equity Investments--Class Y         2.07
UBS PACE International Emerging Markets Equity Investments--Class P         2.00

Each Portfolio will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps.

At July 31, 2004, the following Portfolios had remaining fee waivers and expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                                       FEE WAIVERS/
                                                                         EXPENSE
                                                                      REIMBURSEMENTS    EXPIRES       EXPIRES       EXPIRES
                                                                        SUBJECT TO      JULY 31,      JULY 31,      JULY 31,
                        PORTFOLIO                                        REPAYMENT        2005          2006          2007
----------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                      $ 2,068,188    $  854,351     $ 703,657     $ 510,180
UBS PACE Government Securities Fixed Income Investments--Class A           957,077       411,547       329,289       216,241
UBS PACE Government Securities Fixed Income Investments--Class B            52,318        18,143        21,806        12,369
UBS PACE Government Securities Fixed Income Investments--Class C           329,052       144,546       108,668        75,838
UBS PACE Government Securities Fixed Income Investments--Class Y           173,688       125,580        32,896        15,212
UBS PACE Government Securities Fixed Income Investments--Class P         1,058,204       451,489       311,241       295,474
UBS PACE Intermediate Fixed Income Investments--Class A                    400,229       201,946       135,304        62,979
UBS PACE Intermediate Fixed Income Investments--Class B                     22,095         9,806         9,127         3,162
UBS PACE Intermediate Fixed Income Investments--Class C                     38,080        18,614        14,091         5,375
UBS PACE Intermediate Fixed Income Investments--Class Y                      7,772         4,297         2,534           941
UBS PACE Intermediate Fixed Income Investments--Class P                    469,633       175,698       188,707       105,228
UBS PACE Strategic Fixed Income Investments--Class A                        55,033        33,683         9,761        11,589
UBS PACE Strategic Fixed Income Investments--Class B                         7,736         4,145         2,614           977
UBS PACE Strategic Fixed Income Investments--Class C                         9,860         6,150         2,809           901
UBS PACE Strategic Fixed Income Investments--Class Y                           250           245            --             5
UBS PACE Strategic Fixed Income Investments--Class P                       663,405       244,498       231,947       186,960
UBS PACE Municipal Fixed Income Investments--Class A                       698,046       315,097       207,083       175,866
UBS PACE Municipal Fixed Income Investments--Class B                        39,035        19,479        12,234         7,322
UBS PACE Municipal Fixed Income Investments--Class C                       120,389        55,212        34,944        30,233
UBS PACE Municipal Fixed Income Investments--Class Y                         1,467           774           380           313
UBS PACE Municipal Fixed Income Investments--Class P                       290,604       112,387        80,057        98,160
UBS PACE Global Fixed Income Investments--Class A                          688,140       327,977       209,982       150,181
UBS PACE Global Fixed Income Investments--Class B                            9,899         5,154         2,650         2,095
UBS PACE Global Fixed Income Investments--Class C                           41,621        18,775        14,917         7,929
UBS PACE Global Fixed Income Investments--Class Y                           15,288         5,369         6,563         3,356
UBS PACE Global Fixed Income Investments--Class P                          941,763       321,052       286,377       334,334
UBS PACE Large Co Value Equity Investments--Class A                        441,083       289,771       151,312            --
UBS PACE Large Co Value Equity Investments--Class B                         96,765        62,074        32,093         2,598
UBS PACE Large Co Value Equity Investments--Class C                         69,623        45,332        24,129           162
UBS PACE Large Co Value Equity Investments--Class Y                         16,114         6,223         9,891            --
UBS PACE Large Co Value Equity Investments--Class P                        303,750       188,740       115,010            --
UBS PACE Large Co Growth Equity Investments--Class A                       300,359       186,548       102,529        11,282
UBS PACE Large Co Growth Equity Investments--Class B                        65,539        41,115        18,937         5,487
UBS PACE Large Co Growth Equity Investments--Class C                        57,393        34,220        19,064         4,109
UBS PACE Large Co Growth Equity Investments--Class Y                        17,727         9,514         8,213            --
UBS PACE Large Co Growth Equity Investments--Class P                       428,272       275,077       146,250         6,945
UBS PACE Small/Medium Co Value Equity Investments--Class A                  24,583         6,083        16,775         1,725
UBS PACE Small/Medium Co Value Equity Investments--Class B                   4,252         2,117         2,089            46
UBS PACE Small/Medium Co Value Equity Investments--Class C                   2,040         1,731            39           270
UBS PACE Small/Medium Co Value Equity Investments--Class Y                     298           298            --            --
UBS PACE Small/Medium Co Value Equity Investments--Class P                 569,580       249,183       226,693        93,704

                                                                       FEE WAIVERS/
                                                                         EXPENSE
                                                                      REIMBURSEMENTS    EXPIRES       EXPIRES       EXPIRES
                                                                        SUBJECT TO      JULY 31,      JULY 31,      JULY 31,
                        PORTFOLIO                                        REPAYMENT        2005          2006          2007
----------------------------------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments--Class A            $    23,854    $   23,322            --     $     532
UBS PACE Small/Medium Co Growth Equity Investments--Class B                 18,556        14,467     $   3,499           590
UBS PACE Small/Medium Co Growth Equity Investments--Class C                  7,493         5,219         2,122           152
UBS PACE Small/Medium Co Growth Equity Investments--Class P                592,201       274,519       216,010       101,672
UBS PACE International Equity Investments--Class A                         116,993        82,878        33,788           327
UBS PACE International Equity Investments--Class B                           7,810         6,903           793           114
UBS PACE International Equity Investments--Class C                          16,710        11,432         5,184            94
UBS PACE International Equity Investments--Class P                           7,162         6,254            --           908
UBS PACE International Emerging Markets Equity Investments--Class A         40,758        31,012         9,024           722
UBS PACE International Emerging Markets Equity Investments--Class B         34,869        26,092         8,754            23
UBS PACE International Emerging Markets Equity Investments--Class C         20,983        16,065         4,876            42
UBS PACE International Emerging Markets Equity Investments--Class Y          1,225         1,225            --            --
UBS PACE International Emerging Markets Equity Investments--Class P        829,017       465,898       280,937        82,182

UBS PACE Small/Medium Co Growth Equity Investments Class Y and UBS PACE International Equity Investments Class Y have no remaining fee waivers and reimbursements subject to repayment.

At July 31, 2004, UBS Global AM owed (was owed by) certain Portfolios for fee waivers and reimbursements (recouped fee waivers and reimbursements) as follows:

                                                                    AMOUNTS DUE
                     PORTFOLIO                                         (OWED)
-------------------------------------------------------------------------------
UBS PACE Money Market Investments                                    $ 136,068
UBS PACE Government Securities Fixed Income Investments                 79,309
UBS PACE Intermediate Fixed Income Investments                          32,110
UBS PACE Strategic Fixed Income Investments                             63,693
UBS PACE Municipal Fixed Income Investments                             41,659
UBS PACE Global Fixed Income Investments                                79,592
UBS PACE Large Co Value Equity Investments                              (1,854)
UBS PACE Large Co Growth Equity Investments                             12,492
UBS PACE Small/Medium Co Value Equity Investments                       45,260
UBS PACE Small/Medium Co Growth Equity Investments                      44,026
UBS PACE International Equity Investments                                1,326
UBS PACE International Emerging Markets Equity Investments              33,374

During the year ended July 31, 2004, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments paid $37,172, $46,246, $9,790 and $55,198, respectively, in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, and UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments paid $12,675 and $21,896, respectively, in brokerage commissions to UBS AG, for transactions executed on behalf of the respective Portfolios.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2004, certain Portfolios owed UBS Global AM service and distribution fees, and for the year ended July 31, 2004, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                          SERVICE AND
                                                                       DISTRIBUTION FEES   SALES CHARGES
                     PORTFOLIO                                               OWED             EARNED
--------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A          $  34,134          $  59,813
UBS PACE Government Securities Fixed Income Investments--Class B              7,071             36,176
UBS PACE Government Securities Fixed Income Investments--Class C             26,791              4,309
UBS PACE Intermediate Fixed Income Investments--Class A                      19,436              8,124
UBS PACE Intermediate Fixed Income Investments--Class B                       4,063             17,691
UBS PACE Intermediate Fixed Income Investments--Class C                       6,109                 81
UBS PACE Strategic Fixed Income Investments--Class A                          5,244              4,001
UBS PACE Strategic Fixed Income Investments--Class B                          4,428             14,589
UBS PACE Strategic Fixed Income Investments--Class C                          5,828                711
UBS PACE Municipal Fixed Income Investments--Class A                         28,154             13,245
UBS PACE Municipal Fixed Income Investments--Class B                          4,144             11,317
UBS PACE Municipal Fixed Income Investments--Class C                         16,136                408
UBS PACE Global Fixed Income Investments--Class A                            34,486             23,198
UBS PACE Global Fixed Income Investments--Class B                             1,643              1,838
UBS PACE Global Fixed Income Investments--Class C                             5,717              1,670
UBS PACE Large Co Value Equity Investments--Class A                          65,294             45,453
UBS PACE Large Co Value Equity Investments--Class B                          20,060             61,407
UBS PACE Large Co Value Equity Investments--Class C                          35,772              1,294
UBS PACE Large Co Growth Equity Investments--Class A                         21,439             33,033
UBS PACE Large Co Growth Equity Investments--Class B                          5,269             15,687
UBS PACE Large Co Growth Equity Investments--Class C                          9,643                682
UBS PACE Small/Medium Co Value Equity Investments--Class A                   10,982             21,259
UBS PACE Small/Medium Co Value Equity Investments--Class B                    5,807             11,752
UBS PACE Small/Medium Co Value Equity Investments--Class C                   11,966              1,767
UBS PACE Small/Medium Co Growth Equity Investments--Class A                  13,069             12,082
UBS PACE Small/Medium Co Growth Equity Investments--Class B                   2,493              7,743
UBS PACE Small/Medium Co Growth Equity Investments--Class C                   7,698                511

                                                                          SERVICE AND
                                                                       DISTRIBUTION FEES   SALES CHARGES
                     PORTFOLIO                                               OWED             EARNED
--------------------------------------------------------------------------------------------------------
UBS PACE International Equity Investments--Class A                        $  20,062          $ 159,987
UBS PACE International Equity Investments--Class B                              850              1,130
UBS PACE International Equity Investments--Class C                            6,588                407
UBS PACE International Emerging Markets Equity Investments--Class A           2,561              5,079
UBS PACE International Emerging Markets Equity Investments--Class B             767              1,717
UBS PACE International Emerging Markets Equity Investments--Class C           3,234              8,618

REDEMPTION FEES

UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchase them. This amount will be paid to the applicable Portfolio not to UBS Global AM. For the years ended July 31, 2004 and July 31, 2003, the redemption fees paid to UBS PACE International Equity Investments were $173,977 and $59,611, respectively, and the redemption fees paid to UBS PACE International Emerging Markets Equity Investments were $16,243 and $64,746, respectively. Cost of shares repurchased for the aforementioned Portfolios for the year ended July 31, 2003 have been restated in the Statement of Changes In Net Assets to conform to the current period presentation.

TRANSFER AGENCY AND RELATED SERVICES FEES

Prior to January 1, 2004, UBS Global AM provided transfer agency and related services to the Portfolios, pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios transfer agent, and was compensated for these services by PFPC, not the Portfolios. Effective January 1, 2004, such delegated services are performed by UBS Financial Services Inc., which is compensated for these services by PFPC (not the Portfolios).

For the year ended July 31, 2004, UBS Global AM and UBS Financial Services Inc. received from PFPC, not the Portfolios, total transfer agency and related services fees paid by the Portfolios to PFPC as follows:

                                                                          TRANSFER AGENCY
                                                                            AND RELATED
                     PORTFOLIO                                         SERVICES FEES EARNED
-------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                          $  277,580
UBS PACE Government Securities Fixed Income Investments                       292,894
UBS PACE Intermediate Fixed Income Investments                                167,478
UBS PACE Strategic Fixed Income Investments                                   254,431
UBS PACE Municipal Fixed Income Investments                                    74,151
UBS PACE Global Fixed Income Investments                                      329,658
UBS PACE Large Co Value Equity Investments                                    553,475
UBS PACE Large Co Growth Equity Investments                                   414,421
UBS PACE Small/Medium Co Value Equity Investments                             332,395
UBS PACE Small/Medium Co Growth Equity Investments                            349,328
UBS PACE International Equity Investments                                     361,454
UBS PACE International Emerging Markets Equity Investments                    256,846

For the year ended July 31, 2004, each Portfolio accrued transfer agency and related services fees on each class as follows:

                                                                        TRANSFER
                     PORTFOLIO                                        AGENCY FEES
---------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A       $ 188,449
UBS PACE Government Securities Fixed Income Investments--Class B          11,948
UBS PACE Government Securities Fixed Income Investments--Class C          87,074
UBS PACE Government Securities Fixed Income Investments--Class Y           4,132
UBS PACE Government Securities Fixed Income Investments--Class P         346,255
UBS PACE Intermediate Fixed Income Investments--Class A                  143,714
UBS PACE Intermediate Fixed Income Investments--Class B                    8,408
UBS PACE Intermediate Fixed Income Investments--Class C                   12,880
UBS PACE Intermediate Fixed Income Investments--Class Y                    2,048
UBS PACE Intermediate Fixed Income Investments--Class P                  239,462
UBS PACE Strategic Fixed Income Investments--Class A                      36,728
UBS PACE Strategic Fixed Income Investments--Class B                       9,052
UBS PACE Strategic Fixed Income Investments--Class C                      11,905
UBS PACE Strategic Fixed Income Investments--Class Y                         454
UBS PACE Strategic Fixed Income Investments--Class P                     456,888
UBS PACE Municipal Fixed Income Investments--Class A                      84,781
UBS PACE Municipal Fixed Income Investments--Class B                       3,663
UBS PACE Municipal Fixed Income Investments--Class C                      18,574
UBS PACE Municipal Fixed Income Investments--Class Y                         246
UBS PACE Municipal Fixed Income Investments--Class P                      85,552
UBS PACE Global Fixed Income Investments--Class A                        251,662
UBS PACE Global Fixed Income Investments--Class B                          3,339
UBS PACE Global Fixed Income Investments--Class C                         12,598
UBS PACE Global Fixed Income Investments--Class Y                          3,261
UBS PACE Global Fixed Income Investments--Class P                        466,818
UBS PACE Large Co Value Equity Investments--Class A                      412,418
UBS PACE Large Co Value Equity Investments--Class B                       89,463
UBS PACE Large Co Value Equity Investments--Class C                       79,928
UBS PACE Large Co Value Equity Investments--Class Y                        6,761
UBS PACE Large Co Value Equity Investments--Class P                      633,331
UBS PACE Large Co Growth Equity Investments--Class A                     188,619
UBS PACE Large Co Growth Equity Investments--Class B                      30,107
UBS PACE Large Co Growth Equity Investments--Class C                      32,940
UBS PACE Large Co Growth Equity Investments--Class Y                       2,364
UBS PACE Large Co Growth Equity Investments--Class P                     610,417
UBS PACE Small/Medium Co Value Equity Investments--Class A                79,180
UBS PACE Small/Medium Co Value Equity Investments--Class B                17,736
UBS PACE Small/Medium Co Value Equity Investments--Class C                22,131
UBS PACE Small/Medium Co Value Equity Investments--Class Y                 2,286
UBS PACE Small/Medium Co Value Equity Investments--Class P               601,156

                                                                        TRANSFER
                     PORTFOLIO                                        AGENCY FEES
---------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments--Class A            $  95,982
UBS PACE Small/Medium Co Growth Equity Investments--Class B               13,518
UBS PACE Small/Medium Co Growth Equity Investments--Class C               19,075
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                  801
UBS PACE Small/Medium Co Growth Equity Investments--Class P              563,138
UBS PACE International Equity Investments--Class A                       203,027
UBS PACE International Equity Investments--Class B                         5,691
UBS PACE International Equity Investments--Class C                        23,216
UBS PACE International Equity Investments--Class Y                         7,475
UBS PACE International Equity Investments--Class P                       616,466
UBS PACE International Emerging Markets Equity Investments--Class A       26,607
UBS PACE International Emerging Markets Equity Investments--Class B        4,575
UBS PACE International Emerging Markets Equity Investments--Class C        9,593
UBS PACE International Emerging Markets Equity Investments--Class Y        1,686
UBS PACE International Emerging Markets Equity Investments--Class P      453,187

SECURITIES LENDING

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated, broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolios lending agent.

For the year ended July 31, 2004, UBS Securities LLC (or UBS Financial Services Inc., which provided such service prior to UBS Securities LLC) earned in compensation from certain Portfolios as the Portfolios' lending agent as follows:

                     PORTFOLIO                                        COMPENSATION
----------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                 $  2,254
UBS PACE Intermediate Fixed Income Investments                            18,204
UBS PACE Strategic Fixed Income Investments                                  562
UBS PACE Global Fixed Income Investments                                   3,374
UBS PACE Large Co Value Equity Investments                                13,340
UBS PACE Large Co Growth Equity Investments                                7,018
UBS PACE Small/Medium Co Value Equity Investments                          5,916
UBS PACE Small/Medium Co Growth Equity Investments                        16,128
UBS PACE International Equity Investments                                 74,349
UBS PACE International Emerging Markets Equity Investments                32,528

At July 31, 2004, certain Portfolios owed UBS Securities LLC in compensation as the Portfolios' lending agent as follows:

                                                                        AMOUNTS
                     PORTFOLIO                                           OWED
-------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                         $   309
UBS PACE Global Fixed Income Investments                                 1,214
UBS PACE Large Co Value Equity Investments                               1,624
UBS PACE Large Co Growth Equity Investments                              1,223
UBS PACE Small/Medium Co Value Equity Investments                          572
UBS PACE Small/Medium Co Growth Equity Investments                       1,769
UBS PACE International Equity Investments                                6,431
UBS PACE International Emerging Markets Equity Investments               1,862

At July 31, 2004 UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments had securities on loan having a market value of $5,722,537 and $27,486,370, respectively. The custodian for UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments held cash and cash equivalents as collateral for securities loaned of $3,500 and $5,600,185, respectively. In addition, UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments held U.S. Government agency securities having an aggregate value of $5,782,272 and $22,916,221, respectively as collateral for portfolio securities loaned as follows:

PRINCIPAL
 AMOUNT
  (000)                                                    MATURITY DATES    INTEREST RATES       VALUE
-----------------------------------------------------------------------------------------------------------
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
$   4,800    Federal Home Loan Mortgage Corp.                 10/11/12            4.750%       $  4,704,048
    1,050    Federal National Mortgage Association            02/15/05            7.125           1,078,224
-----------------------------------------------------------------------------------------------------------
                                                                                               $  5,782,272
-----------------------------------------------------------------------------------------------------------

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
$  11,870    Federal Home Loan Mortgage Corp.                 09/15/10            6.875%       $ 13,742,174
    6,100    Federal National Mortgage Association            02/15/06            5.500           6,516,776
    2,700    Federal National Mortgage Association            12/04/06            2.200           2,657,271
-----------------------------------------------------------------------------------------------------------
                                                                                               $ 22,916,221
-----------------------------------------------------------------------------------------------------------

BANK LINE OF CREDIT

Each of the Portfolios, with the exception of UBS PACE Money Market Investments, participated until September 11, 2003 with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Portfolios had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest was charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the period August 1, 2003 through September 11, 2003, the Portfolios did not borrow under the Facility. For the period August 1, 2003 through September 11, 2003, the Portfolios paid commitment fees to UBS AG, Stamford Branch as follows:

                                                                      COMMITMENT
                     PORTFOLIO                                            FEE
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                $ 1,306
UBS PACE Intermediate Fixed Income Investments                             941
UBS PACE Strategic Fixed Income Investments                                834
UBS PACE Municipal Fixed Income Investments                                716

                                                                      COMMITMENT
            PORTFOLIO                                                     FEE
--------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments                               $   922
UBS PACE Large Co Value Equity Investments                               2,318
UBS PACE Large Co Growth Equity Investments                              1,532
UBS PACE Small/Medium Co Value Equity Investments                          784
UBS PACE Small/Medium Co Growth Equity Investments                         841
UBS PACE International Equity Investments                                1,082
UBS PACE International Emerging Markets Equity Investments                 286

Effective September 11, 2003, UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments participate with other funds advised or sub-advised by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest would be charged to each Portfolio at the federal funds rate in effect at the time of borrowings, plus 0.50%. For the period September 11, 2003 through July 31, 2004, each Portfolio did not borrow under the JPMorgan Chase Bank Facility.

Effective November 21, 2003, each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments, participate with other funds managed or advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest would be charged to each Portfolio at the federal funds rate in effect at the time of borrowings, plus 0.50%. On July 30, 2004, under the new Committed Credit Facility arrangement, UBS PACE Strategic Fixed Income Investments had an average daily amount of borrowing outstanding of $11,948,000 for two days with a related weighted average annualized rate of 1.875%, which resulted in $1,245 of interest expense.

PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government securities, were as follows:

                     PORTFOLIO                                        PURCHASES           SALES
----------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments            $    45,605,407   $    41,623,911
UBS PACE Intermediate Fixed Income Investments                         223,860,987       191,541,195
UBS PACE Strategic Fixed Income Investments                            133,140,821        88,827,570
UBS PACE Municipal Fixed Income Investments                            118,248,875       123,199,978
UBS PACE Global Fixed Income Investments                               420,066,757       378,178,566
UBS PACE Large Co Value Equity Investments                             728,072,303       673,079,262
UBS PACE Large Co Growth Equity Investments                            608,109,169       508,614,148
UBS PACE Small/Medium Co Value Equity Investments                      128,201,019       112,247,590
UBS PACE Small/Medium Co Growth Equity Investments                     302,254,727       284,544,979
UBS PACE International Equity Investments                              634,254,886       559,768,663
UBS PACE International Emerging Markets Equity Investments             185,951,709       162,524,151

For the year ended July 31, 2004, aggregate purchases and sales of U.S. Government securities, excluding short-term securities, were as follows:

                     PORTFOLIO                                        PURCHASES           SALES
----------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments            $ 4,286,006,464   $ 4,415,910,697
UBS PACE Intermediate Fixed Income Investments                         813,172,042       837,748,169
UBS PACE Strategic Fixed Income Investments                            513,717,276       416,498,976
UBS PACE Global Fixed Income Investments                               475,657,479       460,453,862
UBS PACE Large Co Value Equity Investments                               5,830,267         8,215,924

FEDERAL TAX STATUS

Each of the Portfolios intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 were as follows:

                                                                      2004                                 2003
                                                          ---------------------------   -------------------------------------------
                                                                                                                        LONG TERM
                                                           TAX-EXEMPT      ORDINARY      TAX-EXEMPT      ORDINARY       REALIZED
                 PORTFOLIO                                   INCOME         INCOME         INCOME         INCOME      CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                   --   $    729,903             --   $  1,175,404             --
UBS PACE Government Securities Fixed Income Investments             --     13,415,816             --     16,319,388             --
UBS PACE Intermediate Fixed Income Investments                      --      9,711,291             --     10,279,056             --
UBS PACE Strategic Fixed Income Investments                         --      9,721,397             --     12,565,886             --
UBS PACE Municipal Fixed Income Investments               $  7,920,246             --   $  9,337,716             --             --
UBS PACE Global Fixed Income Investments                            --     28,850,438             --      9,476,555             --
UBS PACE Large Co Value Equity Investments                          --      8,402,685             --      7,601,194             --
UBS PACE Small/Medium Co Value Equity Investments                   --             --             --             --   $ 17,664,264
UBS PACE International Equity Investments                           --      2,913,611             --        865,692             --

At July 31, 2004, the components of accumulated earnings/deficit on a tax basis were as follows:

                                                                     UNDISTRIBUTED    ACCUMULATED
                                                     UNDISTRIBUTED     LONG-TERM        REALIZED       UNREALIZED
                                                        ORDINARY        CAPITAL        CAPITAL AND    APPRECIATION
                 PORTFOLIO                               INCOME          GAINS        OTHER LOSSES   (DEPRECIATION)       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                     $     56,182             --   $         (161)              --   $      56,021
UBS PACE Government Securities Fixed Income
  Investments                                                  688             --         (429,720)    $ (1,515,510)     (1,944,542)
UBS PACE Intermediate Fixed Income Investments                  --             --      (41,360,413)      (1,663,701)    (43,024,114)
UBS PACE Strategic Fixed Income Investments              1,538,186   $  4,598,465       (6,787,298) *     1,321,909         671,262
UBS PACE Municipal Fixed Income Investments                     --             --       (2,637,986)       5,476,619       2,838,633
UBS PACE Global Fixed Income Investments                13,345,530             --       (3,481,677)      10,109,264      19,973,117
UBS PACE Large Co Value Equity Investments               5,771,966             --      (83,503,099)      96,623,485      18,892,352
UBS PACE Large Co Growth Equity Investments                     --             --     (208,179,600)      44,839,610    (163,339,990)
UBS PACE Small/Medium Co Value Equity Investments               --     22,588,059               --       69,621,898      92,209,957
UBS PACE Small/Medium Co Growth Equity Investments              --             --       (3,246,027)      27,871,167      24,625,140
UBS PACE International Equity Investments                1,602,228             --      (71,684,663)      16,170,719     (53,911,716)
UBS PACE International Emerging Markets Equity
  Investments                                                   --             --      (34,866,055)       4,327,704     (30,538,351)

* Includes realized capital losses from the acquisition of another fund. Utilization of these losses are subject to annual limitations imposed by the Internal Revenue Code.

At July 31, 2004, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                         UBS PACE
                        GOVERNMENT      UBS PACE       UBS PACE       UBS PACE       UBS PACE
          UBS PACE      SECURITIES    INTERMEDIATE    STRATEGIC      MUNICIPAL        GLOBAL
FISCAL     MONEY          FIXED          FIXED          FIXED          FIXED          FIXED
YEAR       MARKET         INCOME         INCOME         INCOME         INCOME         INCOME
ENDING  INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
-----------------------------------------------------------------------------------------------
2005              --             --             --             --             --             --
2006              --             --   $  1,199,794             --             --             --
2007    $        161   $    413,310     19,336,984   $  6,787,298             --   $  1,887,459
2008              --             --      3,620,638             --   $  1,991,852      1,235,103
2009              --             --             --             --             --         20,824
2010              --             --             --             --             --             --
2011              --             --      9,353,216             --             --             --
2012              --             --      7,849,781             --             --             --
TOTAL   $        161   $    413,310   $ 41,360,413   $  6,787,298   $  1,991,852   $  3,143,386
-----------------------------------------------------------------------------------------------
                                         UBS PACE                      UBS PACE
                         UBS PACE         SMALL/                     INTERNATIONAL
          UBS PACE       LARGE CO       MEDIUM CO       UBS PACE       EMERGING
FISCAL    LARGE CO        GROWTH          GROWTH      INTERNATIONAL    MARKETS
YEAR    VALUE EQUITY      EQUITY          EQUITY         EQUITY         EQUITY
ENDING  INVESTMENTS    INVESTMENTS     INVESTMENTS    INVESTMENTS     INVESTMENTS
----------------------------------------------------------------------------------
 2005             --              --             --             --             --
 2006             --              --             --             --             --
 2007             --              --             --             --             --
 2008             --              --             --             --             --
 2009             --              --             --             --   $  1,885,687
 2010   $ 10,040,949   $  86,130,692             --             --     20,071,109
 2011     73,462,150     122,048,908   $  3,246,028   $ 71,684,663     12,786,380
 2012             --              --             --             --             --
TOTAL   $ 83,503,099   $ 208,179,600   $  3,246,028   $ 71,684,663   $ 34,743,176
----------------------------------------------------------------------------------

Except for UBS PACE Money Market and UBS PACE Large Co Value Equity Investments, the capital loss carryforwards for the other Portfolios include realized capital losses from the acquisition of certain other funds. Utilization of these losses may be subject to annual limitations imposed by the Internal Revenue Code.

During the fiscal year the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

                                                                       CAPITAL LOSS
                     PORTFOLIO                                    CARRYFORWARDS UTILIZED
----------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments               $   2,426,717
UBS PACE Strategic Fixed Income Investments                               4,622,114
UBS PACE Municipal Fixed Income Investments                                 796,492
UBS PACE Global Fixed Income Investments                                  2,468,765
UBS PACE Large Co Value Equity Investments                               43,450,818
UBS PACE Large Co Growth Equity Investments                               3,183,339
UBS PACE Small/Medium Co Value Equity Investments                         7,525,612
UBS PACE Small/Medium Co Growth Equity Investments                       25,202,998
UBS PACE International Equity Investments                                62,264,662
UBS PACE International Emerging Markets Equity Investments               26,724,988

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2003. Such losses are treated for tax purposes as arising on August 1, 2004:

                                                                                FOREIGN
                                                                   CAPITAL      CURRENCY
                     PORTFOLIO                                      LOSSES       LOSSES
----------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments           $  16,410           --
UBS PACE Municipal Fixed Income Investments                         646,134           --
UBS PACE International Emerging Markets Equity Investments               --    $ 122,879

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at July 31, 2004 were as follows:

                                                                                                                  NET
                                                                   TAX           GROSS           GROSS         UNREALIZED
                                                                 COST OF       UNREALIZED      UNREALIZED     APPRECIATION
                     PORTFOLIO                                 INVESTMENTS    APPRECIATION    DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments       $ 736,768,152  $   3,167,112  $   (4,397,116)  $  (1,230,004)
UBS PACE Intermediate Fixed Income Investments                  368,062,486      2,181,634      (3,841,936)     (1,660,302)
UBS PACE Strategic Fixed Income Investments                     420,441,430      5,490,057      (3,368,480)      2,121,577
UBS PACE Municipal Fixed Income Investments                     249,686,525      6,446,809        (970,190)      5,476,619
UBS PACE Global Fixed Income Investments                        382,044,467     14,160,195      (3,899,038)     10,261,157
UBS PACE Large Co Value Equity Investments                      993,282,230    112,140,010     (15,516,525)     96,623,485
UBS PACE Large Co Growth Equity Investments                     714,435,389     77,647,509     (32,807,899)     44,839,610
UBS PACE Small/Medium Co Value Equity Investments               305,604,928     79,055,356      (9,433,458)     69,621,898
UBS PACE Small/Medium Co Growth Equity Investments              415,900,747     60,552,403     (32,681,236)     27,871,167
UBS PACE International Equity Investments                       601,770,658     39,535,214     (23,358,691)     16,176,523
UBS PACE International Emerging Markets Equity Investments      145,884,768     11,946,977      (7,533,164)      4,413,813

At July 31, 2004, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

                                                                                 ACCUMULATED
                                                                 ACCUMULATED     NET REALIZED
                                                               NET INVESTMENT       GAIN/       BENEFICIAL
                 PORTFOLIO                                       INCOME/LOSS        LOSS         INTEREST
-----------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments         $  3,378,145   $  (3,378,145)            --
UBS PACE Intermediate Fixed Income Investments                      (130,346)        220,163   $    (89,817)
UBS PACE Strategic Fixed Income Investments                          365,159        (365,159)            --
UBS PACE Municipal Fixed Income Investments                            6,358              --         (6,358)
UBS PACE Global Fixed Income Investments                          20,318,147     (20,318,147)            --
UBS PACE Large Co Value Equity Investments                            14,122             (89)       (14,033)
UBS PACE Large Co Growth Equity Investments                        1,703,496              --     (1,703,496)
UBS PACE Small/Medium Co Value Equity Investments                    893,912              --       (893,912)
UBS PACE Small/Medium Co Growth Equity Investments                 2,527,639            (208)    (2,527,431)
UBS PACE International Equity Investments                         (1,313,450)      1,317,871         (4,421)
UBS PACE International Emerging Markets Equity Investments          (583,158)        583,158             --

These differences are primarily due to tax treatment of foreign currency transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income and adjustments for certain debt obligations.

CAPITAL CONTRIBUTION FROM SUB-ADVISOR

On November 25, 2002, UBS PACE Large Co Growth Equity Investments recorded a capital contribution from SSgA Funds Management, Inc., one of the Portfolio's sub-advisors, in the amount of $9,848. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    214,321    $    2,783,306            43,163    $      561,034            20,222    $      262,210
Shares repurchased          (3,375,810)      (43,933,473)         (385,377)       (5,008,093)         (809,118)      (10,536,407)
Shares converted from
 Class B to Class A            204,343         2,647,691          (204,380)       (2,647,691)               --                --
Dividends reinvested           249,997         3,251,766            12,526           162,942            61,902           805,703
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (2,707,149)   $  (35,250,710)         (534,068)   $   (6,931,808)         (726,994)   $   (9,468,494)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    116,134    $    1,518,631         7,208,512    $   93,917,959
Shares repurchased            (632,433)       (8,247,685)       (4,560,537)      (59,328,321)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            30,098           391,148           515,440         6,707,049
--------------------------------------------------------------------------------------------
Net increase (decrease)       (486,201)   $   (6,337,906)        3,163,415    $   41,296,687
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                  2,845,988    $   37,216,430           400,556    $    5,242,748           225,640    $    2,957,154
Shares repurchased          (4,709,207)      (61,547,809)         (451,010)       (5,889,532)         (737,001)       (9,630,903)
Shares converted from
 Class B to Class A             97,100         1,269,358           (97,107)       (1,269,358)               --                --
Dividends reinvested           322,231         4,203,988            25,575           333,684            87,297         1,139,794
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,443,888)   $  (18,858,033)         (121,986)   $   (1,582,458)         (424,064)   $   (5,533,955)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    670,144    $    8,770,030         4,777,972    $   62,513,995
Shares repurchased            (911,014)      (11,906,603)       (4,503,593)      (58,944,871)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            54,306           707,949           524,158         6,841,138
--------------------------------------------------------------------------------------------
Net increase (decrease)       (186,564)   $   (2,428,624)          798,537    $   10,410,262
--------------------------------------------------------------------------------------------

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    326,083    $    3,785,583            32,993    $      384,432            12,904    $      148,644
Shares repurchased          (2,745,758)      (31,796,979)         (254,723)       (2,957,631)         (264,580)       (3,071,142)
Shares converted from
 Class B to Class A            238,436         2,765,376          (238,093)       (2,765,376)               --                --
Dividends reinvested           157,702         1,827,102             8,233            95,580            12,624           146,464
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (2,023,537)   $  (23,418,918)         (451,590)   $   (5,242,995)         (239,052)   $   (2,776,034)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    324,240    $    3,760,443        10,283,978    $  119,457,983
Shares repurchased            (370,666)       (4,303,028)       (6,547,196)      (75,962,833)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested             3,701            42,923           564,279         6,538,011
--------------------------------------------------------------------------------------------
Net increase (decrease)        (42,725)   $     (499,662)        4,301,061    $   50,033,161
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    780,440    $    8,953,388           151,878    $    1,744,343            62,808    $      716,497
Shares repurchased          (2,780,384)      (31,938,479)         (291,416)       (3,351,253)         (402,717)       (4,634,359)
Shares converted from
 Class B to Class A             59,191           692,403           (59,095)         (692,403)               --                --
Dividends reinvested           212,661         2,430,611            15,792           180,476            18,953           216,744
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,728,092)   $  (19,862,077)         (182,841)   $   (2,118,837)         (320,956)   $   (3,701,118)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    113,266    $    1,334,616         8,126,832    $   93,710,614
Shares repurchased            (200,627)       (2,327,463)       (4,760,855)      (54,789,901)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested             5,861            66,948           509,847         5,843,148
--------------------------------------------------------------------------------------------
Net increase (decrease)        (81,500)   $     (925,899)        3,875,824    $   44,763,861
--------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    250,153    $    3,472,171            26,038    $      361,145            19,620    $      275,269
Shares repurchased            (804,613)      (11,152,947)         (200,944)       (2,782,421)         (192,129)       (2,666,309)
Shares converted from
 Class B to Class A            294,696         4,068,732          (294,861)       (4,068,732)               --                --
Dividends reinvested            35,658           494,486             8,148           112,888            12,425           172,338
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (224,106)   $   (3,117,558)         (461,619)   $   (6,377,120)         (160,084)   $   (2,218,702)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                     43,458    $      599,468        10,178,644    $  141,458,750
Shares repurchased             (47,607)         (657,279)       (4,553,090)      (63,150,111)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested             1,118            15,503           615,855         8,541,607
--------------------------------------------------------------------------------------------
Net increase (decrease)         (3,031)   $      (42,308)        6,241,409    $   86,850,246
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    555,538    $    7,583,481           158,005    $    2,156,529            80,533    $    1,101,427
Shares repurchased            (717,408)       (9,783,007)         (483,068)       (6,637,065)         (311,108)       (4,233,128)
Shares converted from
 Class B to Class A            107,546         1,504,787          (107,599)       (1,504,787)               --                --
Dividends reinvested            55,274           754,849            26,276           357,699            23,446           319,658
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            950    $       60,110          (406,386)   $   (5,627,624)         (207,129)   $   (2,812,043)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    116,689    $    1,626,522         5,751,060    $   79,070,459
Shares repurchased            (102,682)       (1,417,114)       (6,070,379)      (83,212,153)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested             1,060            14,526           762,304        10,401,893
--------------------------------------------------------------------------------------------
Net increase (decrease)         15,067    $      223,934           442,985    $    6,260,199
--------------------------------------------------------------------------------------------

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    258,034    $    3,280,679             5,443    $       69,542            11,213    $      143,309
Shares repurchased          (2,380,680)      (30,247,360)         (113,691)       (1,446,943)         (346,112)       (4,395,078)
Shares converted from
 Class B to Class A            136,719         1,738,708          (136,695)       (1,738,708)               --                --
Dividends reinvested           231,375         2,941,823             5,465            69,523            41,539           528,193
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,754,552)   $  (22,286,150)         (239,478)   $   (3,046,586)         (293,360)   $   (3,723,576)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                         --                --         3,960,576    $   50,368,277
Shares repurchased                 (12)   $         (149)       (2,209,172)      (28,037,950)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested               481             6,116           201,282         2,557,127
--------------------------------------------------------------------------------------------
Net increase (decrease)            469    $        5,967         1,952,686    $   24,887,454
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    754,049    $    9,643,174            72,677    $      929,508            92,183    $    1,180,969
Shares repurchased          (2,037,522)      (26,072,258)         (277,541)       (3,541,475)         (270,242)       (3,451,508)
Shares converted from
 Class B to Class A             39,929           514,127           (39,929)         (514,127)               --                --
Dividends reinvested           297,404         3,794,714             9,155           116,810            53,967           688,555
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (946,140)   $  (12,120,243)         (235,638)   $   (3,009,284)         (124,092)   $   (1,581,984)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                        255    $        3,336         1,867,803    $   23,941,873
Shares repurchased             (10,384)         (131,519)       (1,345,713)      (17,238,161)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested               651             8,295           184,748         2,357,985
--------------------------------------------------------------------------------------------
Net increase (decrease)         (9,478)   $     (119,888)          706,838    $    9,061,697
--------------------------------------------------------------------------------------------

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    378,240    $    4,603,422            15,598    $      191,621            28,548    $      343,869
Shares repurchased          (2,536,833)      (30,529,832)          (32,260)         (391,154)         (144,693)       (1,731,235)
Shares converted from
 Class B to Class A             16,385           197,004           (16,363)         (197,004)               --                --
Dividends reinvested           797,885         9,590,023             5,948            71,632            44,353           533,206
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,344,323)   $  (16,139,383)          (27,077)   $     (324,905)          (71,792)   $     (854,160)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    114,266    $    1,388,150         7,330,270    $   88,354,102
Shares repurchased            (418,331)       (5,037,372)       (2,912,619)      (35,068,043)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            73,541           883,319         1,092,678        13,124,286
--------------------------------------------------------------------------------------------
Net increase (decrease)       (230,524)   $   (2,765,903)        5,510,329    $   66,410,345
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    669,882    $    7,945,112            92,932    $    1,081,165            67,416    $      788,311
Shares repurchased          (2,352,599)      (27,427,029)          (44,573)         (520,014)         (457,671)       (5,085,720)
Shares converted from
 Class B to Class A             31,600           377,869           (31,557)         (377,869)               --                --
Dividends reinvested           297,495         3,426,044             1,959            22,614            13,901           160,153
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,353,622)   $  (15,678,004)           18,761    $      205,896          (376,354)   $   (4,137,256)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    983,958    $   11,327,702         3,895,222    $   45,294,695
Shares repurchased            (911,145)      (10,519,812)       (2,917,868)      (33,537,334)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            32,718           378,389           325,359         3,753,519
--------------------------------------------------------------------------------------------
Net increase (decrease)        105,531    $    1,186,279         1,302,713    $   15,510,880
--------------------------------------------------------------------------------------------

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    388,900    $    6,589,065            63,260    $    1,058,650            63,032    $    1,088,339
Shares repurchased          (4,388,164)      (74,345,787)         (592,591)       (9,976,459)         (709,134)      (11,988,675)
Shares converted from
 Class B to Class A          1,952,730        33,362,222        (1,956,617)      (33,362,222)               --                --
Dividends reinvested           142,366         2,423,067                --                --             1,315            22,414
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,904,168)   $  (31,971,433)       (2,485,948)   $  (42,280,031)         (644,787)   $  (10,877,922)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    249,683    $    4,321,575        13,356,727    $  228,825,057
Shares repurchased            (517,886)       (8,812,034)       (5,566,339)      (95,217,935)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            24,599           418,676           306,705         5,217,047
--------------------------------------------------------------------------------------------
Net increase (decrease)       (243,604)   $   (4,071,783)        8,097,093    $  138,824,169
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    848,994    $   12,288,350            96,469    $    1,362,365            97,347    $    1,376,190
Shares repurchased          (4,253,353)      (60,403,450)         (980,706)      (13,816,033)         (658,162)       (9,285,916)
Shares converted from
 Class B to Class A            570,266         8,111,970          (570,719)       (8,111,970)               --                --
Dividends reinvested           191,146         2,649,282                --                --             1,163            16,139
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (2,642,947)   $  (37,353,848)       (1,454,956)   $  (20,565,638)         (559,652)   $   (7,893,587)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    709,902    $    9,892,150         8,353,062    $  119,429,703
Shares repurchased          (1,146,634)      (16,365,780)       (5,489,726)      (77,408,241)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            37,689           521,987           296,496         4,106,468
--------------------------------------------------------------------------------------------
Net increase (decrease)       (399,043)   $   (5,951,643)        3,159,832    $   46,127,930
--------------------------------------------------------------------------------------------

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    571,982    $    7,807,266            26,821    $      358,961            49,819    $      675,348
Shares repurchased          (2,028,931)      (28,019,646)         (189,257)       (2,555,020)         (206,158)       (2,800,907)
Shares converted from
 Class B to Class A            210,849         2,936,551          (215,992)       (2,936,551)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,246,100)   $  (17,275,829)         (378,428)   $   (5,132,610)         (156,339)   $   (2,125,559)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    250,461    $    3,515,893        16,302,156    $  227,910,616
Shares repurchased            (443,489)       (6,181,709)       (6,525,216)      (91,052,940)
Shares converted from
 Class B to Class A                 --                --                --                --
--------------------------------------------------------------------------------------------
Net increase (decrease)       (193,028)   $   (2,665,816)        9,776,940    $  136,857,676
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    734,158    $    8,268,488            68,750    $      779,925            61,582    $      687,907
Shares repurchased          (2,330,706)      (26,427,445)         (273,753)       (3,039,950)         (275,412)       (3,098,107)
Shares converted from
 Class B to Class A             86,828           977,634           (88,281)         (977,634)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,509,720)   $  (17,181,323)         (293,284)   $   (3,237,659)         (213,830)   $   (2,410,200)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    752,558    $    8,530,609        10,627,629    $  122,662,181
Shares repurchased            (721,864)       (8,199,071)       (6,324,608)      (71,960,369)
Shares converted from
 Class B to Class A                 --                --                --                --
--------------------------------------------------------------------------------------------
Net increase (decrease)         30,694    $      331,538         4,303,021    $   50,701,812
--------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    298,611    $    5,536,988            48,372    $      891,848            63,380    $    1,184,881
Shares repurchased            (689,230)      (12,971,514)         (101,621)       (1,871,787)         (143,185)       (2,682,057)
Shares converted from
 Class B to Class A            263,311         4,952,284          (269,011)       (4,952,284)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (127,308)   $   (2,482,242)         (322,260)   $   (5,932,223)          (79,805)   $   (1,497,176)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    126,052    $    2,387,877         4,404,602    $   84,454,603
Shares repurchased             (45,756)         (877,289)       (2,692,559)      (51,520,902)
Shares converted from
 Class B to Class A                 --                --                --                --
--------------------------------------------------------------------------------------------
Net increase (decrease)         80,296    $    1,510,588         1,712,043    $   32,933,701
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    943,906    $   13,670,551            83,177    $    1,218,700            26,365    $      388,505
Shares repurchased          (1,277,709)      (18,468,174)         (206,957)       (2,956,157)         (145,757)       (2,096,924)
Shares converted from
 Class B to Class A             74,976         1,092,649           (76,163)       (1,092,649)               --                --
Dividends reinvested           210,662         2,907,132            59,422           809,328            64,021           871,966
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        (48,165)   $     (797,842)         (140,521)   $   (2,020,778)          (55,371)   $     (836,453)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                     57,301    $      863,811         3,049,261    $   45,135,076
Shares repurchased             (45,591)         (683,773)       (2,767,014)      (40,110,734)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested             5,942            82,295           910,874        12,624,719
--------------------------------------------------------------------------------------------
Net increase (decrease)         17,652    $      262,333         1,193,121    $   17,649,061
--------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    290,928    $    4,230,684            45,924    $      642,184            33,675    $      485,273
Shares repurchased          (1,015,222)      (14,820,486)          (96,807)       (1,395,510)         (124,824)       (1,807,998)
Shares converted from
 Class B to Class A            154,000         2,271,438          (157,827)       (2,271,438)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (570,294)   $   (8,318,364)         (208,710)   $   (3,024,764)          (91,149)   $   (1,322,725)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    237,341    $    3,478,438         5,577,141    $   82,790,309
Shares repurchased            (131,968)       (1,952,864)       (3,570,845)      (52,985,122)
Shares converted from
 Class B to Class A                 --                --                --                --
--------------------------------------------------------------------------------------------
Net increase (decrease)        105,373    $    1,525,574         2,006,296    $   29,805,187
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                  1,375,207    $   15,435,015            33,999    $      380,736            27,378    $      294,325
Shares repurchased          (2,277,085)      (25,244,077)         (179,183)       (1,923,490)         (165,645)       (1,787,434)
Shares converted from
 Class B to Class A             71,940           816,557           (73,203)         (816,557)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (829,938)   $   (8,992,505)         (218,387)   $   (2,359,311)         (138,267)   $   (1,493,109)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    105,643    $    1,288,951         4,027,835    $   45,323,638
Shares repurchased             (27,474)         (328,661)       (3,843,079)      (42,332,379)
Shares converted from
 Class B to Class A                 --                --                --                --
--------------------------------------------------------------------------------------------
Net increase (decrease)         78,169    $      960,290           184,756    $    2,991,259
--------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    877,573    $    9,755,161            12,585    $      155,696            13,600    $      169,366
Shares repurchased          (2,544,526)      (29,697,697)          (16,783)         (204,688)         (161,170)       (2,005,644)
Shares converted from
 Class B to Class A             39,054           481,325           (39,680)         (481,325)               --                --
Dividends reinvested            28,230           349,771                --                --                --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)     (1,599,669)   $  (19,111,440)          (43,878)   $     (530,317)         (147,570)   $   (1,836,278)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    875,060    $   10,624,664        13,608,569    $  170,625,071
Shares repurchased          (1,117,865)      (13,587,309)       (5,069,598)      (63,499,372)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            23,808           294,738           177,836         2,199,826
--------------------------------------------------------------------------------------------
Net increase (decrease)       (218,997)   $   (2,667,907)        8,716,807    $  109,325,525
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                  3,582,647    $   33,668,493            24,761    $      239,863            31,294    $      295,629
Shares repurchased          (4,292,358)      (40,118,803)          (60,550)         (555,463)         (183,101)       (1,705,826)
Shares converted from
 Class B to Class A             44,469           422,399           (44,868)         (422,399)               --                --
Dividends reinvested             5,443            49,747                --                --                --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (659,799)   $   (5,978,164)          (80,657)   $     (737,999)         (151,807)   $   (1,410,197)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                 10,900,515    $   99,623,426         8,869,169    $   82,987,225
Shares repurchased         (12,186,566)     (112,877,555)       (4,941,633)      (45,862,807)
Shares converted from
 Class B to Class A                 --                --                --                --
Dividends reinvested            19,594           178,699            68,216           622,125
--------------------------------------------------------------------------------------------
Net increase (decrease)     (1,266,457)   $  (13,075,430)        3,995,752    $   37,746,543
--------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2004:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                    345,342    $    3,657,679             9,871    $      102,508           114,284    $    1,167,742
Shares repurchased            (476,663)       (5,152,768)          (19,372)         (205,253)         (178,416)       (1,947,607)
Shares converted from
 Class B to Class A            159,958         1,747,179          (163,878)       (1,747,179)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)         28,637    $      252,090          (173,379)   $   (1,849,924)          (64,132)   $     (779,865)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                    774,700    $    8,574,767         4,107,154    $   45,303,853
Shares repurchased            (458,717)       (5,041,071)       (1,820,762)      (20,042,862)
Shares converted from
 Class B to Class A                 --                --                --                --
--------------------------------------------------------------------------------------------
Net increase (decrease)        315,983    $    3,533,696         2,286,392    $   25,260,991
--------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2003:

                                    CLASS A                             CLASS B                             CLASS C
                        --------------------------------    --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                  1,915,719    $   13,917,144             2,754    $       20,563            41,950    $      317,186
Shares repurchased          (1,888,208)      (13,871,680)          (88,822)         (646,460)          (66,888)         (480,233)
Shares converted from
 Class B to Class A            358,745         2,615,939          (365,508)       (2,615,939)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        386,256    $    2,661,403          (451,576)   $   (3,241,836)          (24,938)   $     (163,047)
--------------------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                             CLASS P
                        --------------------------------    --------------------------------
                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                  1,702,484    $   12,235,243         2,569,539    $   19,437,332
Shares repurchased          (1,607,563)      (11,646,650)       (1,801,370)      (13,477,559)
Shares converted from
 Class B to Class A                 --                --                --                --
--------------------------------------------------------------------------------------------
Net increase (decrease)         94,921    $      589,593           768,169    $    5,959,773
--------------------------------------------------------------------------------------------

                  (This page has been left blank intentionally)

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MONEY MARKET INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                             FOR THE YEARS ENDED JULY 31,
                                                        ----------------------------------------------------------------------
                                                           2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Net investment income                                        0.005          0.009          0.021          0.053          0.054
Dividends from net investment income                        (0.005)        (0.009)        (0.021)        (0.053)        (0.054)

NET ASSET VALUE, END OF YEAR                            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                    0.51%          0.96%          2.10%          5.44%          5.53%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                         $  166,067     $  123,915     $  112,001     $   76,657     $   65,521
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                     0.60%          0.57%          0.50%          0.50%          0.50%
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                     0.96%          1.13%          1.43%          1.00%          0.95%
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager         0.51%          0.94%          2.03%          5.26%          5.46%
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager         0.15%          0.38%          1.10%          4.76%          5.01%
------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                  CLASS A
                                                        -----------------------------------------------------------
                                                                                                          FOR THE
                                                                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                        -------------------------------------------       JULY 31,
                                                           2004+           2003             2002           2001(a)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     12.81     $     13.08     $     12.84     $     12.65
Net investment income                                          0.26            0.33            0.64            0.39
Net realized and unrealized gains (losses) from
  investment activities                                        0.34           (0.18)           0.29            0.18
Net increase from operations                                   0.60            0.15            0.93            0.57
Dividends from net investment income                          (0.36)          (0.42)          (0.64)          (0.38)
Distributions from net realized gains from
  investment activities                                          --              --           (0.05)             --
Total dividends and distributions                             (0.36)          (0.42)          (0.69)          (0.38)

NET ASSET VALUE, END OF PERIOD                          $     13.05     $     12.81     $     13.08     $     12.84
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     4.75%           1.13%           7.47%           4.61%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $   159,227     $   190,933     $   213,835     $   224,837
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                      1.08%           1.04%           0.96%           0.98%~*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                      1.20%           1.20%           1.15%           1.14%~*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements
  from manager                                                 2.08%           2.57%           4.92%           6.09%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager          1.96%           2.41%           4.73%           5.93%*
Portfolio turnover                                              805%            741%            369%            631%
-------------------------------------------------------------------------------------------------------------------

*    Annualized.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all classes, and decrease the ratio of net investment income by 0.05%, 0.04% and 0.05% on Class A, Class B and Class C, respectively.

~ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                                  CLASS B
                                                        -----------------------------------------------------------
                                                                                                          FOR THE
                                                                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                        -------------------------------------------      JULY 31,
                                                           2004+           2003             2002          2001(b)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     12.81     $     13.08     $     12.83     $     12.47
Net investment income                                          0.14            0.23            0.53            0.47
Net realized and unrealized gains (losses) from
  investment activities                                        0.36           (0.18)           0.31            0.37
Net increase from operations                                   0.50            0.05            0.84            0.84
Dividends from net investment income                          (0.26)          (0.32)          (0.54)          (0.48)
Distributions from net realized gains from
  investment activities                                          --              --           (0.05)             --
Total dividends and distributions                             (0.26)          (0.32)          (0.59)          (0.48)

NET ASSET VALUE, END OF PERIOD                          $     13.05     $     12.81     $     13.08     $     12.83
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     3.94%           0.34%           6.63%           6.96%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $     8,373     $    15,056     $    16,966     $    13,175
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                      1.84%           1.82%           1.76%           1.75%~*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                      1.95%           1.94%           1.90%           1.90%~*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager          1.33%           1.79%           4.12%           5.31%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager          1.22%           1.67%           3.99%           5.16%*
Portfolio turnover                                              805%            741%            369%            631%
-------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS C
                                                        -----------------------------------------------------------
                                                                                                          FOR THE
                                                                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                        -------------------------------------------      JULY 31,
                                                           2004+           2003             2002          2001(c)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     12.82     $     13.09     $     12.84     $     12.33
Net investment income                                          0.19            0.26            0.57            0.49
Net realized and unrealized gains (losses) from
  investment activities                                        0.34           (0.18)           0.30            0.51
Net increase from operations                                   0.53            0.08            0.87            1.00
Dividends from net investment income                          (0.29)          (0.35)          (0.57)          (0.49)
Distributions from net realized gains from
  investment activities                                          --              --           (0.05)             --
Total dividends and distributions                             (0.29)          (0.35)          (0.62)          (0.49)

NET ASSET VALUE, END OF PERIOD                          $     13.06     $     12.82     $     13.09     $     12.84
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     4.18%           0.59%           6.99%           8.26%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $    41,707     $    50,245     $    56,849     $    57,745
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                      1.62%           1.57%           1.48%           1.49%~*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                      1.78%           1.77%           1.73%           1.70%~*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager          1.54%           2.04%           4.40%           5.59%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager          1.38%           1.84%           4.15%           5.38%*
Portfolio turnover                                              805%            741%            369%            631%
-------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS Y
                                                        -------------------------------------------------------
                                                                                                     FOR THE
                                                              FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                                        ----------------------------------------     JULY 31,
                                                           2004+          2003           2002         2001(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    12.80     $    13.07     $    12.84     $    12.65
Net investment income                                         0.29           0.37           0.68           0.39
Net realized and unrealized gains (losses) from
  investment activities                                       0.36          (0.18)          0.29           0.20
Net increase from operations                                  0.65           0.19           0.97           0.59
Dividends from net investment income                         (0.40)         (0.46)         (0.69)         (0.40)
Distributions from net realized gains from
  investment activities                                         --             --          (0.05)            --
Total dividends and distributions                            (0.40)         (0.46)         (0.74)         (0.40)

NET ASSET VALUE, END OF PERIOD                          $    13.05     $    12.80     $    13.07     $    12.84
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                    5.12%          1.46%          7.77%          4.77%
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $   10,441     $   16,466     $   19,250     $  133,649
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                     0.76%          0.72%          0.64%          0.66%~*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                     0.88%          0.88%          0.80%          0.84%~*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager         2.41%          2.89%          5.32%          6.50%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager         2.30%          2.73%          5.16%          6.32%*
Portfolio turnover                                             805%           741%           369%           631%
---------------------------------------------------------------------------------------------------------------

*    Annualized.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes and decrease the ratio of net investment income by 0.04% and 0.05% on Class Y and Class P, respectively.

~ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

~~ Includes 0.03% and 0.02% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001 and July 31, 2000, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                         CLASS P
                                                        ----------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED JULY 31,
                                                        ----------------------------------------------------------------------
                                                           2004+         2003         2002           2001               2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    12.82    $    13.09   $    12.84     $    12.09        $    12.10
Net investment income                                         0.30          0.36         0.67           0.84              0.73
Net realized and unrealized gains (losses) from
  investment activities                                       0.33         (0.18)        0.31           0.82              0.01
Net increase from operations                                  0.63          0.18         0.98           1.66              0.74
Dividends from net investment income                         (0.39)        (0.45)       (0.68)         (0.91)            (0.75)
Distributions from net realized gains from
  investment activities                                         --            --        (0.05)            --                --
Total dividends and distributions                            (0.39)        (0.45)       (0.73)         (0.91)            (0.75)

NET ASSET VALUE, END OF PERIOD                          $    13.06    $    12.82   $    13.09     $    12.84        $    12.09
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                    4.97%         1.35%        7.84%         14.21%             6.36%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $  252,716    $  207,466   $  201,378     $  195,546        $  198,918
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                     0.87%         0.83%        0.70%          0.78%~~           0.87%~~
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                     1.00%         0.98%        0.93%          0.87%~~           0.91%~~
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager         2.27%         2.76%        5.18%          6.69%             6.12%
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager         2.14%         2.61%        4.95%          6.60%             6.08%
Portfolio turnover                                             805%          741%         369%           631%              585%
------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                  CLASS A
                                                        -----------------------------------------------------------
                                                                                                          FOR THE
                                                                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                        -------------------------------------------       JULY 31,
                                                            2004           2003            2002^           2001(a)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     11.46     $     11.13     $     12.32     $     12.16
Net investment income                                          0.29            0.33            0.75            0.35
Net realized and unrealized gains (losses) from
  investment activities                                        0.06            0.34           (1.19)           0.16
Net increase (decrease) from operations                        0.35            0.67           (0.44)           0.51
Dividends from net investment income                          (0.30)          (0.34)          (0.75)          (0.35)

NET ASSET VALUE, END OF PERIOD                          $     11.51     $     11.46     $     11.13     $     12.32
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     3.08%           6.05%          (3.90)%          4.24%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $    90,732     $   113,500     $   129,520     $   157,341
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                      1.07%           1.03%           0.96%           0.97%*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                      1.13%           1.14%           1.10%           1.03%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager          2.52%           2.86%           6.14%           5.77%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager          2.46%           2.75%           6.00%           5.71%*
Portfolio turnover                                              299%            294%            121%             82%
-------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                                  CLASS B
                                                        -----------------------------------------------------------
                                                                                                          FOR THE
                                                                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                        -------------------------------------------       JULY 31,
                                                            2004           2003            2002^           2001(b)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     11.47     $     11.15     $     12.33     $     12.03
Net investment income                                          0.21            0.24            0.65            0.41
Net realized and unrealized gains (losses) from
  investment activities                                        0.06            0.33           (1.18)           0.30
Net increase (decrease) from operations                        0.27            0.57           (0.53)           0.71
Dividends from net investment income                          (0.21)          (0.25)          (0.65)          (0.41)

NET ASSET VALUE, END OF PERIOD                          $     11.53     $     11.47     $     11.15     $     12.33
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     2.37%           5.13%          (4.57)%          6.04%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $     4,712     $     9,871     $    11,626     $    15,168
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                      1.81%           1.79%           1.74%           1.74%*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                      1.85%           1.87%           1.82%           1.78%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager          1.75%           2.10%           5.35%           4.99%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager          1.71%           2.02%           5.27%           4.95%*
Portfolio turnover                                              299%            294%            121%             82%
-------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS C
                                                        -----------------------------------------------------------
                                                                                                          FOR THE
                                                                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                        -------------------------------------------       JULY 31,
                                                            2004           2003            2002^           2001(c)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     11.48     $     11.15     $     12.33     $     11.92
Net investment income                                          0.24            0.27            0.69            0.44
Net realized and unrealized gains (losses) from
  investment activities                                        0.05            0.34           (1.19)           0.41
Net increase (decrease) from operations                        0.29            0.61           (0.50)           0.85
Dividends from net investment income                          (0.24)          (0.28)          (0.68)          (0.44)

NET ASSET VALUE, END OF PERIOD                          $     11.53     $     11.48     $     11.15     $     12.33
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     2.56%           5.49%          (4.31)%          7.20%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $     9,583     $    12,281     $    15,508     $    19,529
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                      1.56%           1.53%           1.47%           1.48%*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                      1.61%           1.63%           1.58%           1.54%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager          2.03%           2.37%           5.63%           5.26%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager          1.98%           2.27%           5.52%           5.20%*
Portfolio turnover                                              299%            294%            121%             82%
-------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                CLASS Y
                                                        -------------------------------------------------------
                                                                                                     FOR THE
                                                               FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                        ----------------------------------------     JULY 31,
                                                           2004           2003           2002^       2001(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    11.47     $    11.14     $    12.33     $    12.16
Net investment income                                         0.34           0.36           0.78           0.36
Net realized and unrealized gains (losses) from
  investment activities                                       0.04           0.34          (1.19)          0.17
Net increase (decrease) from operations                       0.38           0.70          (0.41)          0.53
Dividends from net investment income                         (0.33)         (0.37)         (0.78)         (0.36)
Distributions from net realized gains from
  investment activities                                         --             --             --             --
Total dividends and distributions                            (0.33)         (0.37)         (0.78)         (0.36)

NET ASSET VALUE, END OF PERIOD                          $    11.52     $    11.47     $    11.14     $    12.33
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                    3.34%          6.32%         (3.64)%         4.45%
---------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $    1,246     $    1,730     $    2,589     $    3,613
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                     0.81%          0.77%          0.71%          0.71%*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                     0.87%          0.89%          0.84%          0.79%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager         2.79%          3.15%          6.39%          5.96%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager         2.73%          3.03%          6.26%          5.88%*
Portfolio turnover                                             299%           294%           121%            82%
---------------------------------------------------------------------------------------------------------------

~    The Portfolio made a distribution of less than $0.005 per share.

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                       CLASS P
                                                        ----------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                        ----------------------------------------------------------------------
                                                           2004           2003           2002^          2001^         2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    11.47     $    11.14     $    12.33     $    11.82     $    11.98
Net investment income                                         0.33           0.36           0.77           0.74           0.70
Net realized and unrealized gains (losses) from
  investment activities                                       0.05           0.34          (1.18)          0.56          (0.16)
Net increase (decrease) from operations                       0.38           0.70          (0.41)          1.30           0.54
Dividends from net investment income                         (0.33)         (0.37)         (0.78)         (0.79)         (0.70)
Distributions from net realized gains from
  investment activities                                         --             --             --             --          (0.00)~
Total dividends and distributions                            (0.33)         (0.37)         (0.78)         (0.79)         (0.70)

NET ASSET VALUE, END OF PERIOD                          $    11.52     $    11.47     $    11.14     $    12.33     $    11.82
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                    3.36%          6.34%         (3.64)%        11.39%          4.74%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                       $  261,390     $  210,860     $  161,702     $  127,718     $  134,102
Expenses to average net assets, net of fee waivers
  and expense reimbursements from manager                     0.80%          0.77%          0.70%          0.75%          0.78%
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                     0.84%          0.87%          0.82%          0.77%          0.79%
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager         2.81%          3.10%          6.45%          6.07%          5.95%
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager         2.77%          3.00%          6.33%          6.05%          5.94%
Portfolio turnover                                             299%           294%           121%            82%            88%
------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    CLASS A
                                                                -----------------------------------------------------
                                                                                                            FOR THE
                                                                      FOR THE YEARS ENDED JULY 31,       PERIOD ENDED
                                                                --------------------------------------      JULY 31,
                                                                  2004**         2003          2002         2001(a)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    13.44    $    13.16    $    12.91    $    12.53
Net investment income                                                 0.36@         0.57@         0.58@         0.47
Net realized and unrealized gains from investment activities          0.44          0.25          0.25          0.38
Net increase from operations                                          0.80          0.82          0.83          0.85
Dividends from net investment income                                 (0.36)        (0.54)        (0.58)        (0.47)

NET ASSET VALUE, END OF PERIOD                                  $    13.88    $    13.44    $    13.16    $    12.91
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                            6.00%         6.22%         6.55%         6.93%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $   24,587    $   26,814    $   26,242    $   29,899
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                                 1.21%         1.21%         1.14%         1.14%~*
Expenses to average net assets, before fee waivers and expense
  reimbursements from manager                                         1.25%         1.25%         1.27%         1.21%~*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from manager                     2.56%         4.13%         4.41%         5.52%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                     2.52%         4.09%         4.28%         5.45%*
Portfolio turnover                                                     185%          357%          375%          519%
--------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

~ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16%, 0.15%, and 0.16% on Class A, Class B and Class C, respectively.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through July 31,
     2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS B
                                                                -----------------------------------------------------
                                                                                                            FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                                --------------------------------------      JULY 31,
                                                                  2004**         2003          2002         2001(b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    13.44    $    13.15    $    12.91    $    12.66
Net investment income                                                 0.25@         0.48@         0.48@         0.30
Net realized and unrealized gains from investment activities          0.45          0.25          0.24          0.25
Net increase from operations                                          0.70          0.73          0.72          0.55
Dividends from net investment income                                 (0.26)        (0.44)        (0.48)        (0.30)

NET ASSET VALUE, END OF PERIOD                                  $    13.88    $    13.44    $    13.15    $    12.91
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                            5.22%         5.52%         5.66%         4.38%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $    5,190    $   11,227    $   16,337    $   17,078
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                                 1.94%         1.93%         1.90%         1.91%~*
Expenses to average net assets, before fee waivers and expense
  reimbursements from manager                                         1.95%         1.95%         1.93%         1.96%~*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from manager                     1.83%         3.49%         3.64%         4.73%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                     1.82%         3.47%         3.61%         4.68%*
Portfolio turnover                                                     185%          357%          375%          519%
--------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C
                                                                -----------------------------------------------------
                                                                                                            FOR THE
                                                                       FOR THE YEARS ENDED JULY 31,      PERIOD ENDED
                                                                --------------------------------------      JULY 31,
                                                                  2004**         2003          2002         2001(c)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    13.44    $    13.16    $    12.91    $    12.43
Net investment income                                                 0.29@         0.50@         0.51@         0.43
Net realized and unrealized gains from investment activities          0.44          0.25          0.25          0.48
Net increase from operations                                          0.73          0.75          0.76          0.91
Dividends from net investment income                                 (0.29)        (0.47)        (0.51)        (0.43)

NET ASSET VALUE, END OF PERIOD                                  $    13.88    $    13.44    $    13.16    $    12.91
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                            5.49%         5.69%         6.01%         7.43%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $    8,960    $   10,827    $   13,325    $   16,743
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                                 1.70%         1.70%         1.65%         1.65%~*
Expenses to average net assets, before fee waivers and expense
  reimbursements from manager                                         1.71%         1.72%         1.70%         1.71%~*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from manager                     2.08%         3.67%         3.90%         5.00%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                     2.07%         3.65%         3.85%         4.94%*
Portfolio turnover                                                     185%          357%          375%          519%
--------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                                -----------------------------------------------------
                                                                                                           FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                                --------------------------------------      JULY 31,
                                                                  2004**         2003          2002         2001(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    13.43    $    13.16    $    12.91    $    12.77
Net investment income                                                 0.40@         0.61@         0.61@         0.36
Net realized and unrealized gains (losses) from
  investment activities                                               0.44          0.23          0.25          0.14
Net increase from operations                                          0.84          0.84          0.86          0.50
Dividends from net investment income                                 (0.40)        (0.57)        (0.61)        (0.36)

NET ASSET VALUE, END OF PERIOD                                  $    13.87    $    13.43    $    13.16    $    12.91
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                            6.27%         6.39%         6.80%         3.98%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      527    $      551    $      342    $      613
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager              0.96%+        0.98%         0.89%         0.88%~~*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                 0.96%         0.98%         0.99%         0.97%~~*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                          2.81%+        4.19%         4.65%         5.74%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                     2.81%         4.19%         4.55%         5.65%*
Portfolio turnover                                                     185%          357%          375%          519%
--------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exeeed the expense cap.

~ Includes 0.06% of interest expense related to reverse repurchase agreements during the year ended July 31, 2001.

~~ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.17% on Class Y and Class P, respectively.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS P
                                                                ------------------------------------------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
                                                                ------------------------------------------------------------------
                                                                  2004**         2003          2002          2001         2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    13.44    $    13.16    $    12.91    $    12.21    $    12.33
Net investment income                                                 0.42@         0.61@         0.61@         0.73          0.73
Net realized and unrealized gains (losses) from
  investment activities                                               0.42          0.25          0.26          0.78         (0.13)
Net increase from operations                                          0.84          0.86          0.87          1.51          0.60
Dividends from net investment income                                 (0.40)        (0.58)        (0.62)        (0.81)        (0.72)

NET ASSET VALUE, END OF PERIOD                                  $    13.88    $    13.44    $    13.16    $    12.91    $    12.21
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                            6.31%         6.54%         6.86%        12.74%         5.08%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $  347,091    $  252,219    $  241,140    $  210,444    $  234,748
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager              0.93%         0.90%         0.85%         0.91%~        0.85%
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                 0.99%         1.00%         0.96%         0.93%~        0.89%
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                          2.85%         4.44%         4.70%         6.09%         6.04%
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                     2.79%         4.34%         4.59%         6.07%         6.00%
Portfolio turnover                                                     185%          357%          375%          519%          391%
----------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                         CLASS A
                                                          --------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                                          --------------------------------------------------       JULY 31,
                                                                   2004               2003              2002        2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       12.56      $       12.70     $       12.52     $       12.43
Net investment income                                              0.39               0.45              0.51              0.26
Net realized and unrealized gains (losses) from
  investment activities                                            0.00~             (0.14)             0.18              0.09
Net increase from operations                                       0.39               0.31              0.69              0.35
Dividends from net investment income                              (0.39)             (0.45)            (0.51)            (0.26)

NET ASSET VALUE, END OF PERIOD                            $       12.56      $       12.56     $       12.70     $       12.52
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         3.09%              2.42%             5.62%             2.86%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $     131,888      $     153,966     $     167,685     $     178,299
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              0.96%              0.93%             0.87%             0.88%*
Expenses to average net assets, before fee waivers and
  expense reinbursements from manager                              1.08%              1.06%             1.05%             1.01%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from manager                  3.03%              3.49%             4.01%             4.16%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                  2.91%              3.36%             3.83%             4.03%*
Portfolio turnover                                                   46%                42%               20%               68%
------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

~    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                                         CLASS B
                                                          --------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                                          --------------------------------------------------       JULY 31,
                                                                   2004               2003              2002        2001(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       12.56      $       12.70     $       12.52     $       12.42
Net investment income                                              0.30               0.35              0.41              0.19
Net realized and unrealized gains (losses) from
  investment activities                                           (0.01)             (0.14)             0.18              0.10
Net increase from operations                                       0.29               0.21              0.59              0.29
Dividends from net investment income                              (0.29)             (0.35)            (0.41)            (0.19)

NET ASSET VALUE, END OF PERIOD                            $       12.56      $       12.56     $       12.70     $       12.52
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         2.31%              1.65%             4.81%             2.32%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $       4,861      $       7,870     $      10,949     $      14,518
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              1.71%              1.68%             1.62%             1.63%*
Expenses to average net assets, before fee waivers and
  expense reinbursements from manager                              1.83%              1.80%             1.80%             1.76%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from manager                  2.28%              2.75%             3.26%             3.41%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                  2.16%              2.63%             3.08%             3.28%*
Portfolio turnover                                                   46%                42%               20%               68%
------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS C
                                                          --------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                                          --------------------------------------------------       JULY 31,
                                                                   2004               2003              2002        2001(c)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       12.56      $       12.70     $       12.52     $       12.19
Net investment income                                              0.32               0.38              0.44              0.31
Net realized and unrealized gains (losses) from
  investment activities                                            0.00~             (0.14)             0.18              0.33
Net increase from operations                                       0.32               0.24              0.62              0.64
Dividends from net investment income                              (0.32)             (0.38)            (0.44)            (0.31)

NET ASSET VALUE, END OF PERIOD                            $       12.56      $       12.56     $       12.70     $       12.52
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         2.56%              1.88%             5.07%             5.33%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $      25,191      $      28,882     $      30,776     $      32,075
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              1.48%              1.45%             1.39%             1.40%*
Expenses to average net assets, before fee waivers and
  expense reinbursements from manager                              1.59%              1.56%             1.57%             1.53%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from manager                  2.51%              2.96%             3.50%             3.65%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                  2.40%              2.85%             3.32%             3.52%*
Portfolio turnover                                                   46%                42%               20%               68%
------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS Y
                                                          --------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                                          --------------------------------------------------       JULY 31,
                                                                   2004               2003              2002        2001(a)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       12.56      $       12.70     $       12.52     $       12.42
Net investment income                                              0.41               0.48              0.54              0.24
Net realized and unrealized gains (losses) from
  investment activities                                            0.00~             (0.14)             0.18              0.10
Net increase from operations                                       0.41               0.34              0.72              0.34
Dividends from net investment income                              (0.41)             (0.48)            (0.54)            (0.24)

NET ASSET VALUE, END OF PERIOD                            $       12.56      $       12.56     $       12.70     $       12.52
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         3.29%              2.65%             5.87%             2.72%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $         200      $         194     $         316     $         399
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              0.74%              0.69%             0.63%             0.64%*
Expenses to average net assets, before fee waivers and
  expense reinbursements from manager                              0.90%              0.85%             0.84%             0.83%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager              3.26%              3.73%             4.25%             4.40%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager              3.10%              3.57%             4.04%             4.21%*
Portfolio turnover                                                   46%                42%               20%               68%
------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

~    Amount represents less than $0.005 per share.

^ Investment advisory functions for this Portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company LLC's predecessor on June 1, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

                                                                                          CLASS P
                                                         -----------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED JULY 31,
                                                         -----------------------------------------------------------------------
                                                               2004            2003           2002           2001          2000^
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    12.56      $    12.70     $    12.52     $    12.15     $    12.44
Net investment income                                          0.41            0.47           0.54           0.55           0.57
Net realized and unrealized gains (losses) from
  investment activities                                        0.00~          (0.14)          0.18           0.42          (0.29)
Net increase from operations                                   0.41            0.33           0.72           0.97           0.28
Dividends from net investment income                          (0.41)          (0.47)         (0.54)         (0.60)         (0.57)

NET ASSET VALUE, END OF PERIOD                           $    12.56      $    12.56     $    12.70     $    12.52     $    12.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     3.29%           2.64%          5.86%          8.20%          2.37%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   94,445      $   69,938     $   61,739     $   49,110     $   53,594
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                          0.76%           0.72%          0.64%          0.76%          0.85%
Expenses to average net assets, before fee waivers and
  expense reinbursements from manager                          0.88%           0.84%          0.85%          0.82%          0.89%
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager          3.24%           3.69%          4.24%          4.44%          4.68%
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager          3.12%           3.57%          4.03%          4.38%          4.64%
Portfolio turnover                                               46%             42%            20%            68%            33%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GLOBAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                         CLASS A
                                                          --------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                                          --------------------------------------------------       JULY 31,
                                                                   2004               2003             2002+        2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       11.78      $       10.91     $       10.27     $       10.45
Net investment income                                              0.22@              0.27@             0.35@             0.30
Net realized and unrealized gains (losses) from
  investment activities                                            0.70               0.92              0.67             (0.18)
Net increase (decrease) from operations                            0.92               1.19              1.02              0.12
Dividends from net investment income                              (0.96)             (0.32)               --                --
Distributions from paid in capital                                   --                 --             (0.38)            (0.30)
Total dividends and distributions                                 (0.96)             (0.32)            (0.38)            (0.30)

NET ASSET VALUE, END OF PERIOD                            $       11.74      $       11.78     $       10.91     $       10.27
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         7.76%             11.01%            10.20%             1.09%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $     159,669      $     176,124     $     177,870     $     190,838
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              1.36%              1.33%             1.24%             1.21%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                              1.45%              1.45%             1.42%             1.41%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager              1.83%              2.32%             3.40%             4.42%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager              1.74%              2.20%             3.22%             4.22%*
Portfolio turnover                                                  244%               274%              328%              270%
------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B and from 3.15% to 2.89% for Class C. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                         CLASS B
                                                          --------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                                          --------------------------------------------------       JULY 31,
                                                                   2004               2003             2002+        2001(b)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       11.80      $       10.93     $       10.28     $       10.81
Net investment income                                              0.13@              0.18@             0.27@             0.18
Net realized and unrealized gains (losses) from
  investment activities                                            0.70               0.92              0.68             (0.54)
Net increase (decrease) from operations                            0.83               1.10              0.95             (0.36)
Dividends from net investment income                              (0.87)             (0.23)               --                --
Distributions from paid in capital                                   --                 --             (0.30)            (0.17)
Total dividends and distributions                                 (0.87)             (0.23)            (0.30)            (0.17)

NET ASSET VALUE, END OF PERIOD                            $       11.76      $       11.80     $       10.93     $       10.28
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         6.94%             10.16%             9.44%            (3.34)%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $       1,907      $       2,233     $       1,863     $       2,381
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              2.11%              2.09%             2.01%             1.98%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                              2.21%              2.21%             2.29%             2.55%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager              1.08%              1.56%             2.65%             3.61%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager              0.98%              1.44%             2.37%             3.04%*
Portfolio turnover                                                  244%               274%              328%              270%
------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS C
                                                          --------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                                          --------------------------------------------------       JULY 31,
                                                                   2004               2003             2002+        2001(c)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       11.78      $       10.91     $       10.27     $       10.38
Net investment income                                              0.16@              0.21@             0.30@             0.26
Net realized and unrealized gains (losses) from
  investment activities                                            0.70               0.92              0.67             (0.11)
Net increase (decrease) from operations                            0.86               1.13              0.97              0.15
Dividends from net investment income                              (0.90)             (0.26)               --                --
Distributions from paid in capital                                   --                 --             (0.33)            (0.26)
Total dividends and distributions                                 (0.90)             (0.26)            (0.33)            (0.26)

NET ASSET VALUE, END OF PERIOD                            $       11.74      $       11.78     $       10.91     $       10.27
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         7.24%             10.43%             9.63%             1.45%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $       8,754      $       9,633     $      13,025     $      13,632
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              1.85%              1.83%             1.76%             1.72%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                              1.93%              1.97%             1.90%             1.90%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager              1.34%              1.84%             2.89%             3.91%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager              1.26%              1.70%             2.75%             3.73%*
Portfolio turnover                                                  244%               274%              328%              270%
------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                 CLASS Y
                                                          --------------------------------------------------------
                                                                                                        FOR THE
                                                                FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                          -----------------------------------------     JULY 31,
                                                                 2004           2003          2002+      2001(a)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     11.78    $     10.91    $     10.27    $     10.73
Net investment income                                            0.26@          0.30@          0.36@          0.27
Net realized and unrealized gains (losses) from
  investment activities                                          0.69           0.92           0.69          (0.46)
Net increase (decrease) from operations                          0.95           1.22           1.05          (0.19)
Dividends from net investment income                            (1.00)         (0.35)            --             --
Distributions from net realized gains from
  investment activities                                            --             --             --             --
Distributions from paid in capital                                 --             --          (0.41)         (0.27)
Total dividends and distributions                               (1.00)         (0.35)         (0.41)         (0.27)

NET ASSET VALUE, END OF PERIOD                            $     11.73    $     11.78    $     10.91    $     10.27
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                       8.01%         11.34%         10.49%         (1.76)%
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $     9,673    $    12,429    $    10,360    $     4,825
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                            1.05%          1.04%          0.99%          0.95%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                            1.08%          1.09%          1.08%          1.08%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager            2.14%          2.61%          3.62%          4.69%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager            2.11%          2.56%          3.53%          4.56%*
Portfolio turnover                                                244%           274%           328%           270%
------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                         CLASS P
                                                          -----------------------------------------------------------------------
                                                                                FOR THE YEARS ENDED JULY 31,
                                                          -----------------------------------------------------------------------
                                                                 2004           2003          2002+          2001^           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     11.78    $     10.91    $     10.27    $     10.68    $     11.82
Net investment income                                            0.25@          0.30@          0.38@          0.43           0.53
Net realized and unrealized gains (losses) from
  investment activities                                          0.70           0.92           0.67          (0.35)         (1.10)
Net increase (decrease) from operations                          0.95           1.22           1.05           0.08          (0.57)
Dividends from net investment income                            (0.99)         (0.35)            --             --          (0.42)
Distributions from net realized gains from
  investment activities                                            --             --             --             --          (0.09)
Distributions from paid in capital                                 --             --          (0.41)         (0.49)         (0.06)
Total dividends and distributions                               (0.99)         (0.35)         (0.41)         (0.49)         (0.57)

NET ASSET VALUE, END OF PERIOD                            $     11.74    $     11.78    $     10.91    $     10.27    $     10.68
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                       8.02%         11.31%         10.52%          0.71%         (4.97)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   203,450    $   139,300    $   114,790    $    94,085    $   100,831
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                            1.13%          1.07%          0.95%          0.95%          0.95%
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                            1.32%          1.30%          1.27%          1.17%          1.18%
Net investment income to average net assets, net of
  fee waivers and expense reimbursements from manager            2.07%          2.57%          3.68%          4.23%          4.50%
Net investment income to average net assets, before
  fee waivers and expense reimbursements from manager            1.88%          2.34%          3.36%          4.01%          4.27%
Portfolio turnover                                                244%           274%           328%           270%           170%
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                   CLASS A
                                                           -----------------------------------------------------------
                                                                                                            FOR THE
                                                                    FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                           -------------------------------------------      JULY 31,
                                                                  2004            2003            2002       2001(a)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     15.39     $     14.83     $     17.52     $     16.76
Net investment income (loss)                                      0.18            0.15            0.12            0.04
Net realized and unrealized gains (losses) from
  investment activities                                           2.13            0.55           (2.71)           0.72
Net increase (decrease) from operations                           2.31            0.70           (2.59)           0.76
Dividends from net investment income                             (0.14)          (0.14)          (0.10)             --

NET ASSET VALUE, END OF PERIOD                             $     17.56     $     15.39     $     14.83     $     17.52
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                       15.06%           4.82%         (14.85)%          4.53%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $   305,359     $   296,936     $   325,252     $   447,486
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager          1.21%           1.21%           1.14%           1.13%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                             1.31%           1.33%           1.28%           1.25%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                                      0.98%           1.01%           0.71%           0.54%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements
  from manager                                                    0.88%           0.89%           0.57%           0.42%*
Portfolio turnover                                                  73%             72%             79%            148%
----------------------------------------------------------------------------------------------------------------------

*    Annualized.

+/- The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                   CLASS B
                                                           -----------------------------------------------------------
                                                                                                            FOR THE
                                                                    FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                           -------------------------------------------      JULY 31,
                                                                  2004            2003            2002       2001(a)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     15.34     $     14.75     $     17.46     $     16.76
Net investment income (loss)                                      0.02            0.02           (0.02)          (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                           2.14            0.57           (2.69)           0.72
Net increase (decrease) from operations                           2.16            0.59           (2.71)           0.70
Dividends from net investment income                                --              --              --              --

NET ASSET VALUE, END OF PERIOD                             $     17.50     $     15.34     $     14.75     $     17.46
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                       14.08%           4.00%         (15.52)%          4.18%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $    23,273     $    58,523     $    77,722     $   131,700
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager          2.04%+/-        2.01%           1.92%           1.90%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                             2.14%           2.13%           2.06%           2.04%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                                      0.16%+/-        0.21%          (0.07)%         (0.22)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements
  from manager                                                    0.06%           0.09%          (0.21)%         (0.38)%*
Portfolio turnover                                                  73%             72%             79%            148%
----------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS C
                                                           -----------------------------------------------------------
                                                                                                            FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                           -------------------------------------------      JULY 31,
                                                                  2004            2003            2002       2001(a)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     15.34     $     14.75     $     17.46     $     16.76
Net investment income (loss)                                      0.03            0.03           (0.02)          (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                           2.14            0.57           (2.69)           0.72
Net increase (decrease) from operations                           2.17            0.60           (2.71)           0.70
Dividends from net investment income                             (0.01)          (0.01)             --              --

NET ASSET VALUE, END OF PERIOD                             $     17.50     $     15.34     $     14.75     $     17.46
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                       14.14%           4.04%         (15.52)%          4.18%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $    41,701     $    46,437     $    52,912     $    76,977
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager          2.00%+/-        2.00%           1.92%           1.89%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                             2.10%           2.12%           2.06%           2.04%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements from
  and recoupments to manager                                      0.19%+/-        0.22%          (0.07)%         (0.21)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements
  from manager                                                    0.09%           0.10%          (0.21)%         (0.38)%*
Portfolio turnover                                                  73%             72%             79%            148%
----------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS Y
                                                              -----------------------------------------------------
                                                                                                         FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                                              ------------------------------------       JULY 31,
                                                                  2004         2003           2002        2001(a)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  15.41     $  14.85     $    17.54     $      17.15
Net investment income                                             0.24         0.20           0.16             0.06
Net realized and unrealized gains (losses) from investment
  activities                                                      2.14         0.55          (2.71)            0.33
Net increase (decrease) from operations                           2.38         0.75          (2.55)            0.39
Dividends from net investment income                             (0.19)       (0.19)         (0.14)              --
Distributions from net realized gains from investment
  activities                                                        --           --             --               --
Total dividends and distributions                                (0.19)       (0.19)         (0.14)              --

NET ASSET VALUE, END OF PERIOD                                $  17.60     $  15.41     $    14.85     $      17.54
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                       15.49%        5.19%        (14.63)%           2.27%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $ 37,336     $ 36,448     $   41,046     $     39,612
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager          0.85%+/-     0.87%          0.84%            0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                             0.95%        0.97%          0.93%            0.93%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                      1.33%+/-     1.35%          0.99%            0.80%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                 1.23%        1.25%          0.90%            0.72%*
Portfolio turnover                                                  73%          72%            79%             148%
-------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the Portfolio on October 10, 2000.

+/- The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

                                                                                           CLASS P
                                                              -----------------------------------------------------------------
                                                                                 FOR THE YEARS ENDED JULY 31,
                                                              -----------------------------------------------------------------
                                                                   2004          2003          2002         2001^         2000^
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   15.40     $   14.84     $   17.54     $   16.35     $   21.14
Net investment income                                              0.19          0.17          0.15          0.17          0.15
Net realized and unrealized gains (losses) from investment
  activities                                                       2.18          0.57         (2.71)         1.18         (3.17)
Net increase (decrease) from operations                            2.37          0.74         (2.56)         1.35         (3.02)
Dividends from net investment income                              (0.19)        (0.18)        (0.14)        (0.16)        (0.14)
Distributions from net realized gains from investment
  activities                                                         --            --            --            --         (1.63)
Total dividends and distributions                                 (0.19)        (0.18)        (0.14)        (0.16)        (1.77)

NET ASSET VALUE, END OF PERIOD                                $   17.58     $   15.40     $   14.84     $   17.54     $   16.35
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        15.40%         5.09%       (14.68)%        8.32%       (14.74)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $ 598,934     $ 400,188     $ 338,732     $ 348,068     $ 335,294
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager           0.96%         0.97%         0.89%         0.88%         0.96%
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                              1.06%         1.07%         1.03%         0.94%         0.96%
Net investment income to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                       1.21%         1.24%         0.96%         0.99%         0.85%
Net investment income to average net assets, before fee
  waivers and expense reimbursements from manager                  1.11%         1.14%         0.82%         0.93%         0.85%
Portfolio turnover                                                   73%           72%           79%          148%          195%
-------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                                                            FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                              --------------------------------------       JULY 31,
                                                                  2004           2003+          2002        2001(a)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.78       $   11.49     $   16.86     $      21.61
Net investment loss                                              (0.07)@         (0.05)@       (0.08)@           (0.05)
Net realized and unrealized gains (losses) from investment
  activities                                                      0.79            1.34         (5.29)           (4.70)
Net increase (decrease) from operations                           0.72            1.29         (5.37)           (4.75)

NET ASSET VALUE, END OF PERIOD                                $  13.50       $   12.78     $   11.49     $      16.86
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        5.63%          11.23%       (31.85)%         (21.98)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $ 98,710       $ 109,326     $ 115,625     $    208,102
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager          1.30%~          1.25%         1.14%            1.11%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                             1.36%           1.40%         1.31%            1.25%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                     (0.48)%~        (0.46)%       (0.52)%          (0.54)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from manager                (0.54)%         (0.61)%       (0.69)%          (0.68)%*
Portfolio turnover                                                  82%            107%           57%              64%
---------------------------------------------------------------------------------------------------------------------

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                    CLASS B
                                                              ------------------------------------------------------
                                                                                                           FOR THE
                                                                  FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                              -------------------------------------       JULY 31,
                                                                   2004         2003+          2002        2001(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   12.53     $   11.36     $   16.80     $      21.61
Net investment loss                                               (0.18)@       (0.15)@       (0.19)@          (0.15)
Net realized and unrealized gains (losses) from investment
  activities                                                       0.77          1.32         (5.25)           (4.66)
Net increase (decrease) from operations                            0.59          1.17         (5.44)           (4.81)

NET ASSET VALUE, END OF PERIOD                                $   13.12     $   12.53     $   11.36     $      16.80
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         4.71%        10.30%       (32.38)%         (22.26)%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $   6,038     $  10,503     $  12,853     $     29,814
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager           2.16%         2.09%         1.94%            1.88%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                              2.27%         2.31%         2.20%            2.09%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                      (1.35)%       (1.29)%       (1.32)%          (1.32)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from manager                 (1.46)%       (1.51)%       (1.58)%          (1.53)%*
Portfolio turnover                                                   82%          107%           57%              64%
--------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS C
                                                              ----------------------------------------------------
                                                                                                         FOR THE
                                                                 FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                                              -----------------------------------       JULY 31,
                                                                  2004       2003++          2002        2001(a)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.54     $  11.36     $   16.81     $      21.61
Net investment loss                                              (0.17)@      (0.14)@       (0.19)@          (0.14)
Net realized and unrealized gains (losses) from investment
  activities                                                      0.77         1.32         (5.26)           (4.66)
Net increase (decrease) from operations                           0.60         1.18         (5.45)           (4.80)

NET ASSET VALUE, END OF PERIOD                                $  13.14     $  12.54     $   11.36     $      16.81
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        4.78%       10.39%       (32.42)%         (22.21)%
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $ 11,152     $ 12,598     $  13,845     $     25,005
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager          2.11%        2.05%         1.92%            1.87%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                             2.19%        2.24%         2.15%            2.07%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from and recoupments
  to manager                                                     (1.29)%      (1.26)%       (1.29)%          (1.31)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from manager                (1.37)%      (1.45)%       (1.52)%          (1.51)%*
Portfolio turnover                                                  82%         107%           57%              64%
------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                              -------------------------------------------------------
                                                                                                           FOR THE
                                                                   FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                              --------------------------------------       JULY 31,
                                                                  2004         2003++           2002        2001(a)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.88       $  11.54     $    16.88     $      20.02
Net investment loss                                              (0.01)@        (0.01)@        (0.03)@          (0.02)
Net realized and unrealized gains (losses) from investment
  activities                                                      0.80           1.35          (5.31)           (3.12)
Net increase (decrease) from operations                           0.79           1.34          (5.34)           (3.14)
Distributions from net realized gains from investment
  activities                                                        --             --             --               --

NET ASSET VALUE, END OF PERIOD                                $  13.67       $  12.88     $    11.54     $      16.88
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        6.13%         11.61%        (31.64)%         (15.63)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $ 22,647       $ 23,829     $   20,990     $     29,634
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                             0.89%          0.90%          0.85%            0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                             0.93%          0.98%          0.95%            0.91%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from manager                (0.07)%        (0.11)%        (0.23)%          (0.27)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from manager                (0.11)%        (0.19)%        (0.33)%          (0.33)%*
Portfolio turnover                                                  82%           107%            57%              64%
---------------------------------------------------------------------------------------------------------------------

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

++ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

                                                                                           CLASS P
                                                              ------------------------------------------------------------------
                                                                                 FOR THE YEARS ENDED JULY 31,
                                                              ------------------------------------------------------------------
                                                                   2004        2003++          2002         2001+           2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   12.85     $   11.53     $   16.88     $   29.70      $   25.88
Net investment loss                                               (0.02)@       (0.03)@       (0.04)@       (0.07)         (0.12)
Net realized and unrealized gains (losses) from investment
  activities                                                       0.79          1.35         (5.31)        (9.42)          4.69
Net increase (decrease) from operations                            0.77          1.32         (5.35)        (9.49)          4.57
Distributions from net realized gains from investment
  activities                                                         --            --            --         (3.33)         (0.75)

NET ASSET VALUE, END OF PERIOD                                $   13.62     $   12.85     $   11.53     $   16.88      $   29.70
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                         5.99%        11.45%       (31.69)%      (34.17)%        17.76%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $ 546,373     $ 389,805     $ 299,959     $ 333,003      $ 436,806
Expenses to average net assets, net of fee waivers and
  expense reimbursements from manager                              1.00%         1.01%         0.91%         0.89%          0.94%
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                              1.05%         1.10%         1.05%         0.94%          0.94%
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements from manager                 (0.18)%       (0.22)%       (0.28)%       (0.36)%        (0.42)%
Net investment loss to average net assets, before fee
  waivers and expense reimbursements from manager                 (0.23)%       (0.31)%       (0.42)%       (0.41)%        (0.42)%
Portfolio turnover                                                   82%          107%           57%           64%            59%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                                     -----------------------------------------------------------
                                                                                                    FOR THE
                                                           FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                     ---------------------------------------        JULY 31,
                                                           2004           2003          2002         2001(a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    16.49     $    16.10    $    17.00     $         13.91
Net investment income (loss)                              (0.07)@        (0.04)@       (0.05)               0.03
Net realized and unrealized gains (losses) from
  investment activities                                    3.21           1.57         (0.79)               3.06
Net increase (decrease) from operations                    3.14           1.53         (0.84)               3.09
Dividends from net investment income                         --             --         (0.04)                 --
Distributions from net realized gains from
  investment activities                                      --          (1.14)        (0.02)                 --
Total dividends and distributions                            --          (1.14)        (0.06)                 --

NET ASSET VALUE, END OF PERIOD                       $    19.63     $    16.49    $    16.10     $         17.00
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                19.04%         10.88%        (4.95)%             22.21%
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   50,786     $   44,758    $   44,464     $        46,241
Expenses to average net assets, net of fee
  waivers and expense reimbursements from and
  recoupments to manager                                   1.36%~         1.36%         1.30%               1.26%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from manager          1.36%          1.40%         1.32%               1.28%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to manager          (0.38)%~       (0.27)%       (0.19)%              0.41%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements from manager                             (0.38)%        (0.31)%       (0.21)%              0.39%*
Portfolio turnover                                           36%            32%           44%                 72%
----------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                              CLASS B
                                                     -----------------------------------------------------------
                                                                                                     FOR THE
                                                            FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                     ---------------------------------------         JULY 31,
                                                           2004           2003          2002          2001(b)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    16.19     $    15.95    $    16.94     $         13.86
Net investment income (loss)                              (0.21)@        (0.16)@       (0.16)              (0.03)
Net realized and unrealized gains (losses) from
  investment activities                                    3.14           1.54         (0.81)               3.11
Net increase (decrease) from operations                    2.93           1.38         (0.97)               3.08
Dividends from net investment income                         --             --            --                  --
Distributions from net realized gains from
  investment activities                                      --          (1.14)        (0.02)                 --
Total dividends and distributions                            --          (1.14)        (0.02)                 --

NET ASSET VALUE, END OF PERIOD                       $    19.12     $    16.19    $    15.95     $         16.94
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                18.10%         10.00%        (5.72)%             22.22%
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    6,683     $   10,877    $   12,953     $        12,811
Expenses to average net assets, net of fee
  waivers and expense reimbursements from and
  recoupments to manager                                   2.16%~         2.17%         2.09%               2.03%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from manager          2.16%          2.20%         2.11%               2.05%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to manager          (1.19)%~       (1.08)%       (0.98)%             (0.37)%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements from manager                             (1.19)%        (1.11)%       (1.00)%             (0.39)%*
Portfolio turnover                                           36%            32%           44%                 72%
----------------------------------------------------------------------------------------------------------------

                                                                              CLASS C
                                                     -----------------------------------------------------------
                                                                                                     FOR THE
                                                           FOR THE YEARS ENDED JULY 31,            PERIOD ENDED
                                                     ---------------------------------------         JULY 31,
                                                           2004           2003          2002          2001(a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    16.19     $    15.95    $    16.94     $         13.91
Net investment income (loss)                              (0.21)@        (0.15)@       (0.17)              (0.03)
Net realized and unrealized gains (losses) from
  investment activities                                    3.15           1.53         (0.80)               3.06
Net increase (decrease) from operations                    2.94           1.38         (0.97)               3.03
Dividends from net investment income                         --             --            --                  --
Distributions from net realized gains from
  investment activities                                      --          (1.14)        (0.02)                 --
Total dividends and distributions                            --          (1.14)        (0.02)                 --

NET ASSET VALUE, END OF PERIOD                       $    19.13     $    16.19    $    15.95     $         16.94
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                18.16%         10.00%        (5.72)%             21.78%
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $   13,548     $   12,759    $   13,450     $        13,741
Expenses to average net assets, net of fee
  waivers and expense reimbursements from and
  recoupments to manager                                   2.13%~         2.16%         2.09%               2.02%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from manager          2.13%          2.19%         2.10%               2.06%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to manager          (1.15)%~       (1.07)%       (0.98)%             (0.36)%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements from manager                             (1.15)%        (1.10)%       (0.99)%             (0.40)%*
Portfolio turnover                                           36%            32%           44%                 72%
----------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              CLASS Y
                                                     -----------------------------------------------------------
                                                                                                    FOR THE
                                                           FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                     ---------------------------------------        JULY 31,
                                                           2004           2003          2002         2001(a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    16.56     $    16.13    $    17.02     $         13.69
Net investment income (loss)                              (0.01)@        (0.01)@        0.01                0.05
Net realized and unrealized gains (losses) from
  investment activities                                    3.23           1.58         (0.81)               3.28
Net increase (decrease) from operations                    3.22           1.57         (0.80)               3.33
Dividends from net investment income                         --             --         (0.07)                 --
Distributions from net realized gains from
  investment activities                                      --          (1.14)        (0.02)                 --
Total dividends and distributions                            --          (1.14)        (0.09)                 --

NET ASSET VALUE, END OF PERIOD                       $    19.78     $    16.56    $    16.13     $         17.02
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                19.44%         11.12%        (4.73)%             24.32%
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    3,754     $    1,813    $    1,481     $         1,699
Expenses to average net assets, net of fee waivers
  and expense reimbursements from and recoupments
  to manager                                               1.04%~         1.14%         1.06%               1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                  1.04%          1.16%         1.08%               1.03%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to manager          (0.05)%~       (0.05)%        0.07%               0.67%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements from manager                             (0.05)%        (0.07)%        0.05%               0.64%*
Portfolio turnover                                           36%            32%           44%                 72%
----------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

^ Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

+    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                   CLASS P
                                                     ---------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED JULY 31,
                                                     ---------------------------------------------------------------------
                                                           2004           2003          2002          2001^          2000^
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    16.58     $    16.14    $    17.02     $    13.33     $    15.75
Net investment income (loss)                              (0.03)@        (0.00)+@       0.02           0.14           0.10
Net realized and unrealized gains (losses) from
  investment activities                                    3.23           1.58         (0.81)          3.71          (1.79)
Net increase (decrease) from operations                    3.20           1.58         (0.79)          3.85          (1.69)
Dividends from net investment income                         --             --         (0.07)         (0.16)         (0.06)
Distributions from net realized gains from
  investment activities                                      --          (1.14)        (0.02)            --          (0.67)
Total dividends and distributions                            --          (1.14)        (0.09)         (0.16)         (0.73)

NET ASSET VALUE, END OF PERIOD                       $    19.78     $    16.58    $    16.14     $    17.02     $    13.33
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                19.30%         11.18%        (4.67)%        29.20%        (10.59)%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  277,254     $  204,028    $  179,315     $  224,026     $  213,749
Expenses to average net assets, net of fee waivers
  and expense reimbursements from and recoupments
  to manager                                               1.16%          1.11%         0.99%          0.97%          1.00%
Expenses to average net assets, before fee waivers
  and expense reimbursements from manager                  1.20%          1.25%         1.10%          0.99%          1.01%
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to manager          (0.17)%        (0.01)%        0.12%          0.98%          0.77%
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements from manager                             (0.21)%        (0.15)%        0.01%          0.96%          0.76%
Portfolio turnover                                           36%            32%           44%            72%            83%
--------------------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                               -----------------------------------------------------
                                                                                          FOR THE
                                                   FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                               ------------------------------------       JULY 31,
                                                   2004           2003         2002        2001(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  13.08       $  10.84     $  13.65     $      17.19
Net investment loss                               (0.13)@        (0.10)@      (0.11)@          (0.04)
Net realized and unrealized gains (losses)
  from investment activities                       1.13           2.34        (2.70)           (3.50)
Net increase (decrease) from operations            1.00           2.24        (2.81)           (3.54)

NET ASSET VALUE, END OF PERIOD                 $  14.08       $  13.08     $  10.84     $      13.65
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                         7.65%         20.66%      (20.59)%         (20.59)%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $ 60,239       $ 63,435     $ 61,535     $     89,283
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       1.37%~         1.38%        1.30%            1.21%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          1.37%          1.41%        1.34%            1.29%*
Net investment loss to average net assets,
  net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                         (0.88)%~       (0.87)%      (0.88)%          (0.56)%*
Net investment loss to average net assets,
  before fee waivers and expense
  reimbursements from manager                     (0.88)%        (0.90)%      (0.92)%          (0.64)%*
Portfolio turnover                                   85%            50%          48%              68%
----------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                     CLASS B
                                               ---------------------------------------------------
                                                                                        FOR THE
                                                  FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               ----------------------------------       JULY 31,
                                                   2004         2003         2002        2001(a)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  12.82     $  10.71     $  13.60     $      17.19
Net investment loss                               (0.24)@      (0.19)@      (0.20)@          (0.09)
Net realized and unrealized gains (losses)
  from investment activities                       1.10         2.30        (2.69)           (3.50)
Net increase (decrease) from operations            0.86         2.11        (2.89)           (3.59)

NET ASSET VALUE, END OF PERIOD                 $  13.68     $  12.82     $  10.71     $      13.60
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                         6.71%       19.70%      (21.25)%         (20.88)%
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $  2,836     $  5,334     $  6,795     $     16,620
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       2.23%        2.24%        2.08%            1.98%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          2.24%        2.30%        2.22%            2.12%*
Net investment loss to average net assets,
  net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                         (1.74)%      (1.72)%      (1.63)%          (1.24)%*
Net investment loss to average net assets,
  before fee waivers and expense
  reimbursements from manager                     (1.75)%      (1.78)%      (1.77)%          (1.38)%*
Portfolio turnover                                   85%          50%          48%              68%
--------------------------------------------------------------------------------------------------

                                                                      CLASS C
                                               -----------------------------------------------------
                                                                                          FOR THE
                                                   FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                               ------------------------------------       JULY 31,
                                                   2004           2003         2002        2001(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  12.83       $  10.71     $  13.60     $      17.19
Net investment loss                               (0.24)@        (0.18)@      (0.21)@          (0.09)
Net realized and unrealized gains (losses)
  from investment activities                       1.11           2.30        (2.68)           (3.50)
Net increase (decrease) from operations            0.87           2.12        (2.89)           (3.59)

NET ASSET VALUE, END OF PERIOD                 $  13.70       $  12.83     $  10.71     $      13.60
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                         6.78%         19.79%      (21.25)%         (20.88)%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $  8,850       $  9,459     $  9,380     $     13,654
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       2.16%~         2.18%        2.08%            1.97%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          2.16%          2.22%        2.14%            2.09%*
Net investment loss to average net assets,
  net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                         (1.68)%~       (1.67)%      (1.65)%          (1.24)%*
Net investment loss to average net assets,
  before fee waivers and expense
  reimbursements from manager                     (1.68)%        (1.71)%      (1.71)%          (1.36)%*
Portfolio turnover                                   85%            50%          48%              68%
----------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS Y
                                               ------------------------------------------------------
                                                                                           FOR THE
                                                   FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                               ------------------------------------        JULY 31,
                                                   2004          2003          2002         2001(a)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  13.15      $  10.87      $  13.68      $      14.93
Net investment loss                               (0.07)@       (0.08)@       (0.02)@           (0.02)
Net realized and unrealized gains (losses)
  from investment activities                       1.13          2.36         (2.79)            (1.23)
Net increase (decrease) from operations            1.06          2.28         (2.81)            (1.25)
Distributions from net realized gains from
  investment activities                              --            --            --                --

NET ASSET VALUE, END OF PERIOD                 $  14.21      $  13.15      $  10.87      $      13.68
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                         8.06%        20.97%       (20.54)%           (8.37)%
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $  2,980      $  1,372      $    284      $        390
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       0.97%+        1.22%+        1.04%+            0.95%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          0.97%         1.16%         1.00%             1.13%*
Net investment loss to average net assets,
  net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                         (0.50)%+      (0.69)%+      (0.21)%+          (0.26)%*
Net investment loss to average net assets,
  before fee waivers and expense
  reimbursements from manager                     (0.50)%       (0.63)%       (0.17)%           (0.44)%*
Portfolio turnover                                   85%           50%           48%               68%
-----------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

                                                                            CLASS P
                                               -----------------------------------------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,
                                               -----------------------------------------------------------------
                                                    2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   13.18     $   10.88     $   13.67     $   30.27     $   20.62
Net investment loss                                (0.10)@       (0.06)@       (0.07)@       (0.07)        (0.19)
Net realized and unrealized gains (losses)
  from investment activities                        1.14          2.36         (2.72)        (8.06)        12.58
Net increase (decrease) from operations             1.04          2.30         (2.79)        (8.13)        12.39
Distributions from net realized gains from
  investment activities                               --            --            --         (8.47)        (2.74)

NET ASSET VALUE, END OF PERIOD                 $   14.22     $   13.18     $   10.88     $   13.67     $   30.27
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                          7.89%        21.14%       (20.41)%      (30.93)%       62.30%
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $ 262,516     $ 216,911     $ 177,119     $ 244,247     $ 319,571
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                        1.13%         1.09%         0.98%         0.94%         0.95%
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                           1.17%         1.22%         1.11%         0.97%         0.96%
Net investment loss to average net assets,
  net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                          (0.65)%       (0.57)%       (0.56)%       (0.48)%       (0.64)%
Net investment loss to average net assets,
  before fee waivers and expense
  reimbursements from manager                      (0.69)%       (0.70)%       (0.69)%       (0.51)%       (0.65)%
Portfolio turnover                                    85%           50%           48%           68%           81%
----------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS A
                                               -----------------------------------------------------
                                                                                          FOR THE
                                                   FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                               ------------------------------------       JULY 31,
                                                  2004^           2003         2002        2001(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.37       $  10.08     $  12.58     $      15.25
Net investment income (loss)                       0.04@          0.09         0.04             0.08
Net realized and unrealized gains (losses)
  from investment activities                       2.60           0.21        (2.43)           (2.75)
Net increase (decrease) from operations            2.64           0.30        (2.39)           (2.67)
Dividends from net investment income              (0.05)         (0.01)       (0.11)              --

NET ASSET VALUE, END OF PERIOD                 $  12.96       $  10.37     $  10.08     $      12.58
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        25.47%          2.95%      (19.09)%         (17.51)%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $ 92,590       $ 90,630     $ 94,785     $    143,163
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       1.59%+         1.58%        1.52%            1.40%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          1.59%          1.62%        1.60%            1.50%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements from and
  recoupments to manager                           0.33%+         0.92%        0.20%            1.10%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements from manager              0.33%          0.88%        0.12%            1.00%*
Portfolio turnover                                  117%            88%         109%              60%
----------------------------------------------------------------------------------------------------

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. on April 1, 2004. Martin Currie Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average monthly shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

~    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                     CLASS B
                                               ---------------------------------------------------
                                                                                        FOR THE
                                                  FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                               ----------------------------------       JULY 31,
                                                  2004^         2003         2002        2001(a)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.23     $  10.05     $  12.53     $      15.25
Net investment income (loss)                      (0.09)@      (0.03)       (0.03)            0.02
Net realized and unrealized gains (losses)
  from investment activities                       2.57         0.21        (2.45)           (2.74)
Net increase (decrease) from operations            2.48         0.18        (2.48)           (2.72)
Dividends from net investment income                 --           --           --               --

NET ASSET VALUE, END OF PERIOD                 $  12.71     $  10.23     $  10.05     $      12.53
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        24.24%        1.79%      (19.79)%         (17.84)%
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $    976     $  1,235     $  2,023     $      4,630
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       2.63%        2.58%        2.37%            2.17%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          2.64%        2.65%        2.62%            2.43%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements from and
  recoupments to manager                          (0.73)%      (0.18)%      (0.73)%           0.29%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements from manager             (0.74)%      (0.25)%      (0.98)%           0.03%*
Portfolio turnover                                  117%          88%         109%              60%
--------------------------------------------------------------------------------------------------

                                                                      CLASS C
                                               -----------------------------------------------------
                                                                                          FOR THE
                                                   FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                               ------------------------------------       JULY 31,
                                                  2004^           2003         2002        2001(a)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.25       $  10.04     $  12.53     $      15.25
Net investment income (loss)                      (0.06)@         0.00~       (0.05)            0.02
Net realized and unrealized gains (losses)
  from investment activities                       2.57           0.21        (2.42)           (2.74)
Net increase (decrease) from operations            2.51           0.21        (2.47)           (2.72)
Dividends from net investment income                 --             --        (0.02)              --

NET ASSET VALUE, END OF PERIOD                 $  12.76       $  10.25     $  10.04     $      12.53
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        24.49%          2.09%      (19.75)%         (17.84)%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $  7,576       $  7,598     $  8,972     $     13,304
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       2.44%+         2.41%        2.30%            2.16%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          2.44%          2.48%        2.42%            2.31%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements from and
  recoupments to manager                          (0.53)%+        0.05%       (0.59)%           0.34%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements from manager             (0.53)%        (0.02)%      (0.71)%           0.19%*
Portfolio turnover                                  117%            88%         109%              60%
----------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                      CLASS Y
                                               ------------------------------------------------------
                                                                                           FOR THE
                                                   FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                               ------------------------------------        JULY 31,
                                                  2004^          2003          2002         2001(a)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.37      $  10.09      $  12.59      $      14.96
Net investment income                              0.10@         0.13          0.07              0.04
Net realized and unrealized gains (losses)
  from investment activities                       2.60          0.19         (2.43)            (2.41)
Net increase from payments by advisor                --            --            --                --
Net increase (decrease) from operations            2.70          0.32         (2.36)            (2.37)
Dividends from net investment income              (0.09)        (0.04)        (0.14)               --
Distributions from net realized gains from
  investment activities                              --            --            --                --
Total dividends and distributions                 (0.09)        (0.04)        (0.14)               --

NET ASSET VALUE, END OF PERIOD                 $  12.98      $  10.37      $  10.09      $      12.59
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        26.12%         3.24%       (18.84)%          (15.84)%
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $ 39,474      $ 33,813      $ 45,674      $     45,414
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                       1.15%         1.21%+        1.20%             1.14%*
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                          1.15%         1.19%         1.20%             1.19%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                          0.80%         1.25%+        0.61%             1.11%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements from manager                      0.80%         1.27%         0.61%             1.06%*
Portfolio turnover                                  117%           88%          109%               60%
-----------------------------------------------------------------------------------------------------

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. on April 1, 2004. Martin Currie Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average monthly shares outstanding for the period.

~    Amount represents less than $0.005 per share.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

                                                                            CLASS P
                                               -----------------------------------------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,
                                               -----------------------------------------------------------------
                                                   2004^          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   10.36     $   10.08     $   12.59     $   18.67     $   17.18
Net investment income                               0.09@         0.11          0.06          0.06          0.07
Net realized and unrealized gains (losses)
  from investment activities                        2.59          0.20         (2.43)        (4.88)         2.51
Net increase from payments by advisor                 --            --            --          0.00~         0.05
Net increase (decrease) from operations             2.68          0.31         (2.37)        (4.82)         2.63
Dividends from net investment income               (0.08)        (0.03)        (0.14)        (0.04)        (0.12)
Distributions from net realized gains from
  investment activities                               --            --            --         (1.22)        (1.02)
Total dividends and distributions                  (0.08)        (0.03)        (0.14)        (1.26)        (1.14)

NET ASSET VALUE, END OF PERIOD                 $   12.96     $   10.36     $   10.08     $   12.59     $   18.67
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                         25.93%         3.10%       (18.93)%      (26.97)%       14.91%
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $ 425,956     $ 250,224     $ 203,148     $ 198,643     $ 246,452
Expenses to average net assets, net of fee
  waivers and expense reimbursements from
  and recoupments to manager                        1.30%         1.35%+        1.30%         1.13%         1.16%
Expenses to average net assets, before fee
  waivers and expense reimbursements from
  manager                                           1.30%         1.31%         1.34%         1.17%         1.16%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements from and recoupments to
  manager                                           0.73%         1.21%+        0.52%         0.36%         0.37%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements from manager                       0.73%         1.25%         0.48%         0.32%         0.37%
Portfolio turnover                                   117%           88%          109%           60%           72%
----------------------------------------------------------------------------------------------------------------

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                                -----------------------------------------------------
                                                                                                           FOR THE
                                                                     FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                                --------------------------------------     JULY 31,
                                                                      2004         2003^          2002      2001(a)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     8.88    $     7.74    $     8.01   $       9.82
Net investment income (loss)                                          0.02@         0.07@        (0.03)          0.04
Net realized and unrealized gains (losses) from
  investment activities                                               1.65          1.07         (0.24)         (1.85)
Net increase (decrease) from operations                               1.67          1.14         (0.27)         (1.81)

NET ASSET VALUE, END OF PERIOD                                  $    10.55    $     8.88    $     7.74   $       8.01
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                           18.81%        14.73%        (3.37)%       (18.43)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $   11,965    $    9,810    $    5,566   $      8,219
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager              2.13%+        2.18%         1.87%          1.76%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                 2.13%         2.36%         2.27%          2.06%*
Net investment income (loss) to average net assets, net of fee waivers and expense reimbursements from and recoupments
  to manager                                                          0.20%+        0.91%        (0.23)%         0.87%*
Net investment income (loss) to average net assets, before fee
  waivers and expense reimbursements from manager                     0.20%         0.73%        (0.63)%         0.57%*
Portfolio turnover                                                     128%          214%          129%           121%
---------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS B
                                                                -----------------------------------------------------
                                                                                                            FOR THE
                                                                      FOR THE YEARS ENDED JULY 31,       PERIOD ENDED
                                                                --------------------------------------     JULY 31,
                                                                      2004         2003^          2002      2001(b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     8.70    $     7.66    $     7.98   $       9.14
Net investment income (loss)                                         (0.09)@       (0.04)@       (0.11)          0.01
Net realized and unrealized gains (losses) from
  investment activities                                               1.64          1.08         (0.21)         (1.17)
Net increase (decrease) from operations                               1.55          1.04         (0.32)         (1.16)

NET ASSET VALUE, END OF PERIOD                                  $    10.25    $     8.70    $     7.66   $       7.98
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                           17.82%        13.58%        (4.01)%       (12.69)%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $      857    $    2,235    $    5,426   $      7,310
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager              3.03%+        2.91%         2.66%          2.53%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                 3.03%         3.18%         3.05%          2.85%*
Net investment income (loss) to average net assets, net of fee waivers and expense reimbursements from and recoupments
  to manager                                                         (0.90)%+      (0.51)%       (1.05)%         0.11%*
Net investment income (loss) to average net assets, before fee
  waivers and expense reimbursements from manager                    (0.90)%       (0.78)%       (1.44)%        (0.21)%*
Portfolio turnover                                                     128%          214%          129%           121%
---------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C
                                                                -----------------------------------------------------
                                                                                                           FOR THE
                                                                      FOR THE YEARS ENDED JULY 31,       PERIOD ENDED
                                                                --------------------------------------     JULY 31,
                                                                      2004         2003^          2002      2001(c)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     8.69    $     7.66    $     7.98    $     9.13
Net investment income (loss)                                         (0.07)@       (0.01)@       (0.10)         0.01
Net realized and unrealized gains (losses) from
  investment activities                                               1.63          1.04         (0.22)        (1.16)
Net increase (decrease) from operations                               1.56          1.03         (0.32)        (1.15)

NET ASSET VALUE, END OF PERIOD                                  $    10.25    $     8.69    $     7.66    $     7.98
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                           17.95%        13.45%        (4.01)%      (12.60)%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $    3,768    $    3,752    $    3,497    $    4,105
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager              2.91%+        2.96%         2.67%         2.52%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                 2.91%         3.15%         3.07%         2.92%*
Net investment income (loss) to average net assets, net of fee waivers and expense reimbursements from and recoupments
  to manager                                                         (0.64)%+      (0.17)%       (1.05)%        0.16%*
Net investment income (loss) to average net assets, before fee
  waivers and expense reimbursements from manager                    (0.64)%       (0.36)%       (1.45)%       (0.24)%*
Portfolio turnover                                                     128%          214%          129%          121%
--------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                                -----------------------------------------------------
                                                                                                           FOR THE
                                                                      FOR THE YEARS ENDED JULY 31,       PERIOD ENDED
                                                                --------------------------------------      JULY 31,
                                                                   2004          2003^         2002         2001(a)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     8.94    $     7.77    $     8.02    $    10.00
Net investment income (loss)                                          0.09@         0.16@        (0.01)         0.05
Net realized and unrealized gains (losses) from
  investment activities                                               1.63          1.01         (0.24)        (2.03)
Net increase (decrease) from operations                               1.72          1.17         (0.25)        (1.98)
Dividends from net investment income                                    --            --            --            --

NET ASSET VALUE, END OF PERIOD                                  $    10.66    $     8.94    $     7.77    $     8.02
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                           19.24%        15.06%        (3.12)%      (19.80)%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $    5,017    $    1,380    $      462    $      549
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager              1.71%+        1.96%         1.67%         1.50%*
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                 1.71%         2.01%         2.07%         1.93%*
Net investment income (loss) to average net assets, net of fee waivers and expense reimbursements from and recoupments
  to manager                                                          0.78%+        2.03%        (0.05)%        1.11%*
Net investment income (loss) to average net assets, before fee
  waivers and expense reimbursements from manager                     0.78%         1.98%        (0.45)%        0.68%*
Portfolio turnover                                                     128%          214%          129%          121%
--------------------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                             CLASS P
                                                                ------------------------------------------------------------------
                                                                                     FOR THE YEARS ENDED JULY 31,
                                                                ------------------------------------------------------------------
                                                                   2004          2003^         2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     8.94    $     7.79    $     8.02    $    11.96    $    12.05
Net investment income (loss)                                          0.04@         0.07@         0.01          0.02         (0.01)
Net realized and unrealized gains (losses) from
  investment activities                                               1.66          1.08         (0.24)        (3.96)         0.02
Net increase (decrease) from operations                               1.70          1.15         (0.23)        (3.94)         0.01
Dividends from net investment income                                    --            --            --            --         (0.10)

NET ASSET VALUE, END OF PERIOD                                  $    10.64    $     8.94    $     7.79    $     8.02    $    11.96
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                           19.02%        14.76%        (2.87)%      (32.94)%       (0.02)%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $  117,746    $   78,462    $   62,376    $   65,703    $   82,179
Expenses to average net assets, net of fee waivers and
  expense reimbursements from and recoupments to manager              2.00%         1.84%         1.50%         1.50%         1.50%
Expenses to average net assets, before fee waivers and
  expense reimbursements from manager                                 2.08%         2.30%         2.18%         1.82%         1.75%
Net investment income (loss) to average net assets, net of fee waivers and expense reimbursements from and recoupments
  to manager                                                          0.37%         0.98%         0.13%         0.24%        (0.08)%
Net investment income (loss) to average net assets, before fee
  waivers and expense reimbursements from manager                     0.29%         0.52%        (0.55)%       (0.08)%       (0.33)%
Portfolio turnover                                                     128%          214%          129%          121%          115%
----------------------------------------------------------------------------------------------------------------------------------

UBS PACE ADVISORS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolio of investments, as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at July 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Select Advisors Trust at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP


New York, New York
September 21, 2004

UBS PACE SELECT ADVISORS TRUST

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2004) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the designation of long-term capital gain, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

                                                                         DIVIDEND        FOREIGN
                                                     LONG-TERM           RECEIVED            TAX
PORTFOLIO                                         CAPITAL GAIN          DEDUCTION         CREDIT
------------------------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments                  --                100%            --
UBS PACE International Equity Investments                   --                 --    $ 1,509,796

Also, for the fiscal year ended July 31, 2004, the foreign source income for information reporting purposes is $10,968,769 for UBS PACE International Equity Investments.

For the fiscal year ended July 31, 2004, certain dividends paid by UBS PACE Large Co Value Equity Investments and UBS PACE International Equity Investments may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,402,685 and $2,913,611, respectively, represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS PACE ADVISORS TRUST

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies, procedures and voting records, without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios' Form N-Qs will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. Additionally, they are available upon request by calling 1-800-647-1568.

UBS PACE SELECT ADVISORS TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

INTERESTED TRUSTEE

                                              TERM OF
                             POSITION(S)     OFFICE+ AND                                      NUMBER OF
     NAME, ADDRESS,           HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
         AND AGE                TRUST        TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander*++; 57    Trustee         Since 1995      Mrs. Alexander is       Mrs. Alexander is a         None
c/o UBS Global Asset                                         retired. She was an     director or trustee
Management                                                   executive vice          of 16 investment
57 West 52nd Street                                          president of UBS        companies
New York, NY 10019                                           Financial Services      (consisting of 33
                                                             Inc. (from March        portfolios) for
                                                             1984 to December        which UBS Global AM
                                                             2002). She was chief    or one of its
                                                             executive officer       affiliates serves as
                                                             (from January 1995      investment advisor,
                                                             to October 2000), a     sub-advisor or
                                                             director (from          manager.
                                                             January 1995 to
                                                             September 2001) and
                                                             chairman (from March
                                                             1999 to September
                                                             2001) of UBS Global
                                                             AM (formerly known
                                                             as Mitchell Hutchins
                                                             Asset Management
                                                             Inc.).

INDEPENDENT TRUSTEES

Richard Q. Armstrong; 69     Trustee and     Since 2001      Mr. Armstrong is        Mr. Armstrong is a          None
c/o Willkie Farr &           Interim                         chairman and            director or trustee
Gallagher LLP                Chairman of the                 principal of R.Q.A.     of 16 investment
787 Seventh Avenue           Board of                        Enterprises             companies
New York, NY 10019-6099      Trustees                        (management             (consisting of 33
                                                             consulting firm)        portfolios) for
                                                             (since April 1991       which UBS Global AM
                                                             and principal           or one of its
                                                             occupation since        affiliates serves as
                                                             March 1995).            investment advisor,
                                                                                     sub-advisor or
                                                                                     manager.

David J. Beaubien; 70        Trustee        Since 1995       Mr. Beaubien is         Mr. Beaubien is a           Mr. Beaubien is
84 Doane Road                                                retired (since          director or trustee         also a director of
Ware, MA 01082                                               2003). He was           of 16 investment            IEC Electronics,
                                                             chairman of Yankee      companies                   Inc., a
                                                             Environmental           (consisting of 33           manufacturer of
                                                             Systems, Inc., a        portfolios) for             electronic
                                                             manufacturer of         which UBS Global AM         assemblies.
                                                             meteorological          or one of its
                                                             measuring systems       affiliates serves as
                                                             (since 1991).           investment advisor,
                                                                                     sub-advisor or
                                                                                     manager.

                                              TERM OF
                             POSITION(S)     OFFICE+ AND                                      NUMBER OF
     NAME, ADDRESS,           HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
         AND AGE                TRUST        TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard R. Burt; 57          Trustee         Since 1995      Mr. Burt is chairman    Mr. Burt is a               Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                                 of Diligence LLC        director or trustee         director of
Washington, D.C. 20004                                       (international          of 16 investment            Hollinger
                                                             information and         companies                   International Inc.
                                                             security firm) and      (consisting of 33           (publishing), HCL
                                                             IEP Advisors            portfolios) for             Technologies, Ltd.,
                                                             (international          which UBS Global AM         (software and
                                                             investments and         or one of its               information
                                                             consulting firm).       affiliates serves as        technologies), The
                                                                                     investment advisor,         Central European
                                                                                     sub-advisor or              Fund, Inc., The
                                                                                     manager.                    Germany Fund, Inc.,
                                                                                                                 IGT, Inc. (provides
                                                                                                                 technology to
                                                                                                                 gaming and wagering
                                                                                                                 industry) and
                                                                                                                 chairman of Weirton
                                                                                                                 Steel Corp. (makes
                                                                                                                 and finishes steel
                                                                                                                 products). He is
                                                                                                                 also a director or
                                                                                                                 trustee of funds in
                                                                                                                 the Scudder Mutual
                                                                                                                 Funds Family
                                                                                                                 (consisting of 47
                                                                                                                 portfolios).

Meyer Feldberg; 62           Trustee         Since 1997      Professor Feldberg      Professor Feldberg          Professor Feldberg
Columbia Business School                                     is Dean Emeritus and    is a director or            is also a director
33 West 60th Street                                          Sanford Bernstein       trustee of 30               of Primedia Inc.
7th Floor                                                    Professor of            investment companies        (publishing),
New York, NY 10023-7905                                      Leadership and          (consisting of 47           Federated
                                                             Ethics at Columbia      portfolios) for             Department Stores,
                                                             Business School.        which UBS Global AM         Inc. (operator of
                                                             Prior to July 2004,     or one of its               department stores),
                                                             he was Dean and         affiliates serves as        Revlon, Inc.
                                                             Professor of            investment advisor,         (cosmetics), Select
                                                             Management of the       sub-advisor or              Medical Inc.
                                                             Graduate School of      manager.                    (healthcare
                                                             Business at Columbia                                services) and
                                                             University (since                                   SAPPI, Ltd.
                                                             1989).                                              (producer of
                                                                                                                 paper).

Carl W. Schafer; 68          Trustee         Since 2001      Mr. Schafer is          Mr. Schafer is a            Mr. Schafer is also
66 Witherspoon Street                                        president of the        director or trustee         a director of Labor
#1100                                                        Atlantic Foundation     of 16 investment            Ready, Inc.
Princeton, NJ 08542                                          (charitable             companies                   (temporary
                                                             foundation) (since      (consisting of 33           employment),
                                                             1990).                  portfolios) for             Guardian Life
                                                                                     which UBS Global AM         Insurance Company
                                                                                     or one of its               Mutual Funds
                                                                                     affiliates serves as        (consisting of 25
                                                                                     investment advisor,         portfolios), the
                                                                                     sub-advisor or              Harding, Loevner
                                                                                     manager.                    Funds (consisting
                                                                                                                 of three
                                                                                                                 portfolios), E.I.I.
                                                                                                                 Realty Securities
                                                                                                                 Trust (investment
                                                                                                                 company) and
                                                                                                                 Frontier Oil
                                                                                                                 Corporation.

                                              TERM OF
                             POSITION(S)     OFFICE+ AND                                      NUMBER OF
     NAME, ADDRESS,           HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
         AND AGE                TRUST        TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William D. White; 70         Trustee         Since 1995      Mr. White is            Mr. White is a director     None
P.O. Box 199                                                 retired (since          or trustee of 16
Upper Black Eddy, PA 18972                                   1994).                  investment companies
                                                                                     (consisting of 33
                                                                                     portfolios) for
                                                                                     which UBS Global AM
                                                                                     or one of its
                                                                                     affiliates serves as
                                                                                     investment advisor,
                                                                                     sub-advisor or
                                                                                     manager.

OFFICERS

                                              TERM OF                                PRINCIPAL OCCUPATION(S)
                             POSITION(S)     OFFICE+ AND                               DURING PAST 5 YEARS;
     NAME, ADDRESS,           HELD WITH       LENGTH OF                         NUMBER OF PORTFOLIOS IN FUND COMPLEX
         AND AGE                TRUST        TIME SERVED                         FOR WHICH PERSON SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------------------------
W. Douglas Beck*; 37         Vice President  Since 2003    Mr. Beck is an executive director and head of mutual fund product management of UBS Global AM (since 2002). From March 1998 to November
                                                           2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the managed solutions group. Mr.
                                                           Beck is vice president of 19 investment companies (consisting of 74 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 38          Vice President  Since 2000    Mr. Disbrow is a director and co-head of the mutual fund finance
                             and Treasurer   (Vice         department of UBS Global AM. Prior to November 1999, he was a vice
                                             President)    president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and
                                             Since 2004    treasurer of 16 investment companies (consisting of 33 portfolios) and
                                             (Treasurer)   assistant treasurer of four investment companies (consisting of 42 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 46         Vice President  Since 2004    Mr. Kemper is general counsel of UBS Global Asset Management--Americas
                             and Secretary                 region (since July 2004). Mr. Kemper also is an executive director of UBS
                                                           Global Asset Management (Americas) Inc. ("UBS Global AM (Americas")) and
                                                           was its deputy general counsel from July 2001 to July 2004. He has been secretary of UBS Global AM (Americas) since 1999 and assistant secretary of UBS Global AM (Americas) and UBS Global Asset Management Trust Company
                                                           since 1993. Mr. Kemper is vice president and secretary of 16 investment companies (consisting of 33 portfolios) and assistant secretary of four investment companies (consisting of 42 portfolios) for which UBS Global
                                                           AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 36      Vice President  Since 1999    Ms. Kilkeary is an associate director and a senior manager of the mutual
                             and Assistant                 fund finance department of UBS Global AM. Ms. Kilkeary is a vice
                             Treasurer                     president and assistant treasurer of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                              TERM OF                                PRINCIPAL OCCUPATION(S)
                             POSITION(S)     OFFICE+ AND                               DURING PAST 5 YEARS
     NAME, ADDRESS,           HELD WITH       LENGTH OF                         NUMBER OF PORTFOLIOS IN FUND COMPLEX
         AND AGE                TRUST        TIME SERVED                         FOR WHICH PERSON SERVES AS OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Malone*; 36        Vice President  Since 2004    Mr. Malone is a director and co-head of the mutual fund finance
                             and Assistant                 department of UBS Global AM. From August 2000 through June 2001, he was
                             Treasurer                     the controller at AEA Investors Inc. From March 1998 to August 2000, Mr.
                                                           Malone was a manager within investment management services of
                                                           PricewaterhouseCoopers LLC. Mr. Malone is vice president and assistant treasurer of 16 investment companies (consisting of 33 portfolios) and treasurer and principal accounting officer of four investment companies
                                                           (consisting of 42 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz**; 39   Vice President  Since 2001    Mr. Markowitz is a managing director, portfolio manager and head of U.S.
                                                           short duration fixed income of UBS Global AM. He is also a managing director and portfolio manager of UBS Global Asset Management (Americas)
                                                           Inc., an affiliate of UBS Global AM. Mr. Markowitz is a vice president of five investment companies (consisting of 21 portfolios) for which UBS
                                                           Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Jonathan M. Sherman*; 33     Vice President  Since 2004    Mr. Sherman is a director in the product management and development group
                                                           (since February 2003) of UBS Global AM. Prior to February 2003, he was a
                                                           mutual fund and closed-end fund analyst in the global research and economics group at Merrill Lynch. Mr. Sherman is a vice president of one investment company (consisting of 12 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph A. Varnas*; 36        President       Since 2003    Mr. Varnas is a managing director (since March 2003), global head of information technology and operations (since March 2004) and head of product management--Americas (since November 2002) of UBS Global AM. He was head of technology of UBS Global AM from November 2002 to March 2004.
                                                           From 2000 to 2001, he was manager of product development in Investment
                                                           Consulting Services at UBS Financial Services Inc. Mr. Varnas was a
                                                           senior analyst in the Global Securities Research and Economics Group at
                                                           Merrill Lynch from 1995 to 1999. Mr. Varnas is president of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 42         Vice President  Since 2000    Mr. Weller is a director and senior associate general counsel of UBS
                             and Assistant                 Global AM. Mr. Weller is a vice president and assistant secretary of 16
                             Secretary                     investment companies (consisting of 33 portfolios) for which UBS Global
                                                           AM or one of its affiliates serves as investment advisor, sub-advisor or manager.


* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606

+ Each Trustee holds office for an indefinite term. Each Trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

++ Mrs. Alexander is an "interested person" of the Trust as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

     (C)2004 UBS Global Asset Management (US) Inc.
     UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG. All Rights Reserved www.ubs.com

[UBS LOGO]                                                           Presorted
                                                                     Standard
                                                                   U.S. Postage
     UBS GLOBAL ASSET MANAGEMENT (US) INC.                             PAID
     51 West 52nd Street                                           Smithtown, NY
     New York, New York 10019-6114                                  Permit 700

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE MONEY MARKET INVESTMENTS


ANNUAL REPORT
JULY 31, 2004

UBS PACE MONEY MARKET INVESTMENTS

SEPTEMBER 15, 2004

DEAR SHAREHOLDER,

We present you with the annual report for UBS PACE Money Market Investments, for the 12 months ended July 31, 2004.

During the fiscal year ended July 31, 2004, the Portfolio returned 0.51% (before the deduction of the UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio declined 0.98%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 0.97% and 0.36%, respectively. (Returns over various time periods are shown in the table on page
4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

During the period, gross domestic product ("GDP") figures confirmed that the US economy was growing, fueled by the combined effects of robust consumer and business spending, an increase in exports and ongoing military spending. Third quarter 2003 GDP came in at 8.2%, up from 3.3% over the prior three months. This number was far higher than anticipated, and the sharpest recorded advance of GDP since 1984. Strong fourth quarter 2003 and first quarter 2004 numbers followed, at 4.1% and 4.5%, respectively, while the preliminary estimate for second quarter GDP came in at a more modest 2.8%.

After a prolonged period of disappointing growth, employment figures improved considerably before taking a step backwards late in the review period. The reporting period began with a cloud of uncertainty hanging over the labor market, as low new job growth levels led to concerns of a "jobless" economic recovery. These fears were temporarily laid to rest when nearly one million jobs were created between March and May of 2004. However, only an estimated 78,000 and 32,000 new jobs were created in June and July 2004, respectively, resulting in renewed concerns of a jobless economic recovery.

Despite increasing signs that an economic rebound was taking hold, the Federal Reserve Board (the "Fed") maintained its accommodative monetary policy through

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:

Michael H. Markowitz

OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

much of the period. As late as the end of March 2004, many market participants believed the Fed would hold rates steady until after the November presidential election, or until early 2005. However, this expectation abruptly changed as the improvement in the labor market became apparent. Following the March employment report, which showed that 308,000 new jobs had been created, the Fed began to lay the groundwork for higher rates.

After many months of speculation, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% on June 30, 2004. In raising the rate--the first of its kind in four years--the Fed noted that "policy accommodation can be removed at a pace that is likely to be measured." However, it also made it clear that it was leaving the door open for larger and more frequent rate hikes, if necessary, to ward off inflation.

ADVISOR'S COMMENTS

Throughout much of the reporting period, we employed a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. Our longer-term securities--with maturities up to one year--were used to lock in higher yields during periods when interest rates fell, while our shorter-term securities--with maturities of one month or less--provided liquidity. This strategy allowed us to generate incremental yield compared with a more "laddered" approach, wherein a portfolio is spread out among all maturity levels.

In terms of security selection, we maintained our strategy of emphasizing quality and liquidity. Thus, we continued to concentrate a large portion of the Portfolio's holdings in commercial paper, which, in the healthier credit environment that characterized much of the period, offered a yield advantage. We held positions in other sectors, including US government agency obligations, bank obligations and short-term corporate obligations, which helped maintain the Portfolio's overall level of diversification. This strategy also helped us meet our liquidity requirements.

LOOKING AHEAD

Looking ahead, deflationary pressures appear to have abated, and inflation has become a concern for many market participants. Core inflation (excluding food and energy) has risen in recent months. At the same time, the effects of high oil prices are starting to work their way into the economy, and companies may pass these incremental costs along to consumers.

At this point, we expect that the Fed will continue to raise interest rates in the months to come. In fact, after period end, the Fed raised rates by another 25 basis points at its August meeting. The futures markets have forecast that the fed funds rate will rise to 4.00% by the end of 2005, an increase of 2.50% from the current level. In anticipation of the higher interest rate environment, we have let the Portfolio's weighted average maturity drift shorter, in order to take advantage of higher yields. Maintaining a high-quality portfolio will also be of paramount importance, and we anticipate continuing our strategy of allocating a large portion of the portfolio to US government securities.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about UBS PACE Money Market Investments, please contact your financial advisor.

Sincerely,

/s/ Joseph A. Varnas                   /s/ Michael H. Markowitz

JOSEPH A. VARNAS                       MICHAEL H. MARKOWITZ
PRESIDENT                              PORTFOLIO MANAGER
UBS PACE Select Advisors Trust         UBS PACE Money Market Investments
MANAGING DIRECTOR                      MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.  UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 12-month period ended July 31, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY US T-BILL INDEX

            UBS PACE MONEY MARKET INVESTMENTS       UBS PACE MONEY MARKET INVESTMENTS
          (WITHOUT MAXIMUM UBS PACE PROGRAM FEE)   (WITH MAXIMUM UBS PACE PROGRAM FEE)     90-DAY U.S. T-BILL INDEX
Aug-95                  $  10,000                              $  10,000                         $  10,000
Sep-95                  $  10,045                              $  10,033                         $  10,045
Oct-95                  $  10,090                              $  10,065                         $  10,091
Nov-95                  $  10,134                              $  10,096                         $  10,135
Dec-95                  $  10,179                              $  10,129                         $  10,182
Jan-96                  $  10,223                              $  10,160                         $  10,228
Feb-96                  $  10,263                              $  10,187                         $  10,269
Mar-96                  $  10,306                              $  10,216                         $  10,313
Apr-96                  $  10,347                              $  10,244                         $  10,355
May-96                  $  10,389                              $  10,273                         $  10,400
Jun-96                  $  10,431                              $  10,302                         $  10,444
Jul-96                  $  10,475                              $  10,332                         $  10,489
Aug-96                  $  10,518                              $  10,362                         $  10,535
Sep-96                  $  10,561                              $  10,391                         $  10,580
Oct-96                  $  10,605                              $  10,421                         $  10,626
Nov-96                  $  10,649                              $  10,452                         $  10,671
Dec-96                  $  10,693                              $  10,481                         $  10,717
Jan-97                  $  10,738                              $  10,512                         $  10,763
Feb-97                  $  10,779                              $  10,540                         $  10,805
Mar-97                  $  10,825                              $  10,571                         $  10,852
Apr-97                  $  10,871                              $  10,603                         $  10,898
May-97                  $  10,918                              $  10,636                         $  10,947
Jun-97                  $  10,965                              $  10,668                         $  10,993
Jul-97                  $  11,013                              $  10,701                         $  11,040
Aug-97                  $  11,062                              $  10,735                         $  11,088
Sep-97                  $  11,109                              $  10,768                         $  11,135
Oct-97                  $  11,158                              $  10,801                         $  11,183
Nov-97                  $  11,206                              $  10,835                         $  11,230
Dec-97                  $  11,257                              $  10,870                         $  11,279
Jan-98                  $  11,307                              $  10,904                         $  11,329
Feb-98                  $  11,353                              $  10,935                         $  11,374
Mar-98                  $  11,403                              $  10,969                         $  11,424
Apr-98                  $  11,451                              $  11,002                         $  11,473
May-98                  $  11,501                              $  11,036                         $  11,522
Jun-98                  $  11,550                              $  11,070                         $  11,570
Jul-98                  $  11,601                              $  11,104                         $  11,619
Aug-98                  $  11,652                              $  11,139                         $  11,668
Sep-98                  $  11,701                              $  11,172                         $  11,716
Oct-98                  $  11,749                              $  11,204                         $  11,763
Nov-98                  $  11,795                              $  11,234                         $  11,806
Dec-98                  $  11,844                              $  11,266                         $  11,850
Jan-99                  $  11,890                              $  11,296                         $  11,894
Feb-99                  $  11,931                              $  11,322                         $  11,935
Mar-99                  $  11,977                              $  11,350                         $  11,980
Apr-99                  $  12,021                              $  11,378                         $  12,025
May-99                  $  12,068                              $  11,407                         $  12,071
Jun-99                  $  12,113                              $  11,436                         $  12,116
Jul-99                  $  12,161                              $  11,467                         $  12,163
Aug-99                  $  12,211                              $  11,499                         $  12,211
Sep-99                  $  12,260                              $  11,531                         $  12,259
Oct-99                  $  12,311                              $  11,565                         $  12,309
Nov-99                  $  12,362                              $  11,599                         $  12,359
Dec-99                  $  12,418                              $  11,637                         $  12,411
Jan-00                  $  12,475                              $  11,675                         $  12,466
Feb-00                  $  12,529                              $  11,711                         $  12,519
Mar-00                  $  12,587                              $  11,750                         $  12,578
Apr-00                  $  12,645                              $  11,790                         $  12,637
May-00                  $  12,707                              $  11,833                         $  12,699
Jun-00                  $  12,771                              $  11,877                         $  12,758
Jul-00                  $  12,837                              $  11,924                         $  12,820
Aug-00                  $  12,904                              $  11,972                         $  12,884
Sep-00                  $  12,970                              $  12,018                         $  12,948
Oct-00                  $  13,038                              $  12,065                         $  13,016
Nov-00                  $  13,104                              $  12,112                         $  13,082
Dec-00                  $  13,173                              $  12,160                         $  13,151
Jan-2001                $  13,238                              $  12,204                         $  13,219
Feb-2001                $  13,293                              $  12,241                         $  13,276
Mar-2001                $  13,350                              $  12,277                         $  13,334
Apr-2001                $  13,402                              $  12,309                         $  13,385
May-2001                $  13,450                              $  12,338                         $  13,434
Jun-2001                $  13,494                              $  12,363                         $  13,478
Jul-2001                $  13,536                              $  12,386                         $  13,520
Aug-2001                $  13,576                              $  12,407                         $  13,561
Sep-2001                $  13,611                              $  12,424                         $  13,600
Oct-2001                $  13,641                              $  12,435                         $  13,636
Nov-2001                $  13,667                              $  12,444                         $  13,665
Dec-2001                $  13,691                              $  12,450                         $  13,689
Jan-2002                $  13,712                              $  12,452                         $  13,710
Feb-2002                $  13,729                              $  12,454                         $  13,728
Mar-2002                $  13,748                              $  12,455                         $  13,749
Apr-2002                $  13,766                              $  12,456                         $  13,768
May-2002                $  13,784                              $  12,456                         $  13,789
Jun-2002                $  13,802                              $  12,457                         $  13,809
Jul-2002                $  13,819                              $  12,457                         $  13,829
Aug-2002                $  13,836                              $  12,456                         $  13,849
Sep-2002                $  13,852                              $  12,455                         $  13,868
Oct-2002                $  13,868                              $  12,454                         $  13,887
Nov-2002                $  13,882                              $  12,451                         $  13,905
Dec-2002                $  13,894                              $  12,446                         $  13,922
Jan-2003                $  13,904                              $  12,439                         $  13,937
Feb-2003                $  13,912                              $  12,432                         $  13,950
Mar-2003                $  13,921                              $  12,424                         $  13,964
Apr-2003                $  13,930                              $  12,416                         $  13,977
May-2003                $  13,938                              $  12,408                         $  13,991
Jun-2003                $  13,946                              $  12,399                         $  14,003
Jul-2003                $  13,952                              $  12,389                         $  14,016
Aug-2003                $  13,957                              $  12,378                         $  14,027
Sep-2003                $  13,963                              $  12,368                         $  14,038
Oct-2003                $  13,969                              $  12,357                         $  14,049
Nov-2003                $  13,974                              $  12,347                         $  14,060
Dec-2003                $  13,980                              $  12,337                         $  14,071
Jan-2004                $  13,986                              $  12,326                         $  14,082
Feb-2004                $  13,991                              $  12,316                         $  14,093
Mar-2004                $  13,997                              $  12,305                         $  14,104
Apr-2004                $  14,002                              $  12,295                         $  14,115
May-2004                $  14,008                              $  12,284                         $  14,126
Jun-2004                $  14,015                              $  12,275                         $  14,137
Jul-2004                $  14,023                              $  12,267                         $  14,151

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index from the closest month end after the inception date of Class P shares, August 31, 1995, through July 31, 2004. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS Pace Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS                                                      SINCE
FOR PERIODS ENDED 7/31/04                      6 MONTHS    1 YEAR    5 YEARS    INCEPTION^
------------------------------------------------------------------------------------------
UBS PACE Money Market Investments
  without maximum UBS PACE program fee*          0.27%      0.51%     2.89%        3.87%
UBS PACE Money Market Investments with
  maximum UBS PACE program fee*                 -0.48      -0.98      1.36         2.32
90-Day U.S. T-Bill Index**                       0.49       0.97      3.07         3.97
Lipper Money Market Funds Median                 0.18       0.36      2.65         3.67

Average annual total returns for UBS PACE Money Market Investments, for periods ended June 30, 2004, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, -1.00%; 5-year period, 1.43%; since inception, 2.35%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2004 was 0.78%, without maximum UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was -0.72%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Portfoliio's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

EXPLANATION OF EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including program fees on purchase payments, and (2) ongoing costs, including management fees and other Portfolio expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2004 to July 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING           ENDING        EXPENSES PAID
                                                ACCOUNT VALUE      ACCOUNT VALUE    DURING PERIOD*
                                               FEBRUARY 1, 2004    JULY 31, 2004   2/1/04 - 7/31/04
---------------------------------------------------------------------------------------------------
CLASS P   Actual                               $       1,000.00    $    1,002.70   $           2.99
          Hypothetical
          (5% return before expenses)                  1,000.00         1,021.88               3.02

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PORTFOLIO STATISTICS

CHARACTERISTICS                                                               7/31/04
-------------------------------------------------------------------------------------
Net Assets (mm)                                                             $   166.1
Number of issuers (excluding U.S. Government Agency Obligations)                   47
Weighted Average Maturity                                                     43 days

PORTFOLIO COMPOSITION*                                                        7/31/04
-------------------------------------------------------------------------------------
Commercial Paper                                                                 66.4%
Certificates of Deposit                                                          16.9
U.S. Government Agency Obligations                                               13.2
Short-Term Corporate Obligations                                                  2.7
Money Market Funds                                                                1.1
Other Assets Less Liabilities                                                    (0.3)
-------------------------------------------------------------------------------------
TOTAL                                                                           100.0%
-------------------------------------------------------------------------------------

TOP 10 HOLDINGS (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*               7/31/04
-------------------------------------------------------------------------------------
Abbey National Treasury Services                                                  2.4%
Natexis Banque                                                                    2.4
Wells Fargo                                                                       2.4
Citigroup Global Markets Holdings                                                 2.4
Windmill Funding                                                                  2.4
Societe Generale                                                                  2.4
Bear Stearns                                                                      2.4
International Lease                                                               2.4
Barton Capital                                                                    2.4
HSBC                                                                              2.4
TOTAL                                                                            24.0%
-------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of July 31, 2004. The Portfolio is actively managed and its composition will vary over time.

UBS PACE MONEY MARKET INVESTMENTS

STATEMENT OF NET ASSETS -- JULY 31, 2004

PRINCIPAL
 AMOUNT                                                             MATURITY       INTEREST
  (000)                                                               DATES          RATES           VALUE
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--13.22%
    $  1,500  Federal Home Loan Bank                              10/05/04           1.483%*     $    1,499,189
                                                                  11/15/04 to        1.350 to
       5,750  Federal Home Loan Bank                              04/29/05           3.375            5,761,101
                                                                  08/11/04 to        1.080 to
       3,900  Federal National Mortgage Association               12/15/04           1.300@           3,887,667
       5,000  Federal National Mortgage Association               08/28/04           1.377*           4,999,758
                                                                  03/29/05 to        1.400 to
       5,800  Federal National Mortgage Association               06/03/05           1.850            5,800,000
Total U.S. Government Agency Obligations (cost--$21,947,715)                                         21,947,715
---------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--16.86%
  NON-U.S.--12.64%
       4,000  Abbey National Treasury Services PLC                09/09/04           1.400            4,000,000
       3,000  Credit Suisse First Boston New York                 08/09/04           1.280            3,000,000
                                                                  08/04/04 to        1.285 to
       3,000  Fortis Bank NV                                      08/13/04           1.297*           2,999,567
       3,000  Landesbank Hessen-Theuringen                        12/31/04           1.210            2,999,993
       4,000  Natexis Banque Populaires                           09/07/04           1.400            4,000,000
                                                                  08/10/04 to
       4,000  Societe Generale NV                                 08/12/04           1.293*           3,999,366
                                                                                                     20,998,926
  U.S.--4.22%
       3,000  First Tennessee Bank N.A.                           08/20/04           1.360            3,000,000
       4,000  Wells Fargo Bank N.A.                               08/20/04           1.350            4,000,000
                                                                                                      7,000,000
Total Certificates of Deposit (cost--$27,998,926)                                                    27,998,926
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--66.37%
  ASSET BACKED-AUTO & TRUCK--1.81%
       3,000  New Center Asset Trust                              08/09/04           1.290            2,999,140
  ASSET BACKED-BANKING--0.60%
       1,000  Atlantis One Funding                                09/03/04           1.450              998,671
  ASSET BACKED-MISCELLANEOUS--17.75%
       4,000  Amsterdam Funding Corp.                             08/16/04           1.330            3,997,783
       4,000  Barton Capital Corp.                                08/13/04           1.300            3,998,267

PRINCIPAL
 AMOUNT                                                             MATURITY       INTEREST
  (000)                                                               DATES          RATES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONTINUED)
  ASSET BACKED-MISCELLANEOUS--(CONCLUDED)
    $  3,000  Falcon Asset Securitization Corp.                   08/16/04           1.330%      $    2,998,338
       4,000  Old Line Funding Corp.                              09/13/04           1.480            3,992,929
       1,500  Receivables Capital Corp.                           08/20/04           1.340            1,498,939
       3,000  Triple A One Funding                                08/09/04           1.290            2,999,140
       3,000  Variable Funding Capital Corp.                      08/10/04           1.280            2,999,040
       4,000  Windmill Funding Corp.                              08/04/04           1.280            3,999,573
       3,000  Yorktown Capital LLC                                08/27/04           1.360            2,997,053
                                                                                                     29,481,062
  ASSET BACKED-SECURITIES--11.01%
       2,500  CC (USA), Inc.                                      08/13/04           1.290            2,498,925
       4,000  Dorada Finance, Inc.                                08/20/04           1.350            3,997,150
       4,000  Giro Funding US Corp.                               08/19/04           1.365            3,997,270
       4,000  Grampian Funding LLC                                09/07/04           1.380            3,994,327
                                                                  08/16/04 to        1.090 to
       3,803  K2 (USA) LLC                                        08/24/04           1.360            3,800,651
                                                                                                     18,288,323
  BANKING-NON-U.S.--10.82%
       2,000  Depfa Bank PLC                                      08/13/04           1.290            1,999,140
       4,000  ForeningsSparbanken AB                              08/20/04           1.370            3,997,108
       4,000  HBOS Treasury Services PLC                          09/28/04           1.515            3,990,237
       4,000  Nationwide Building Society                         10/01/04           1.500            3,989,833
       4,000  Northern Rock PLC                                   09/16/04           1.430            3,992,691
                                                                                                     17,969,009
  BANKING-U.S.--9.93%
       3,000  ANZ (Delaware), Inc.                                08/20/04           1.330            2,997,894
       4,000  HSBC (USA), Inc.                                    08/13/04           1.310            3,998,253
       3,500  National Australia Funding (Delaware), Inc.         08/04/04           1.270            3,499,630
       3,000  Nordea N.A., Inc.                                   09/08/04           1.370            2,995,662
       3,000  San Paolo IMI U.S. Financial Co.                    08/23/04           1.350            2,997,525
                                                                                                     16,488,964
  BROKERAGE--6.02%
       4,000  Bear Stearns Cos., Inc.                             08/09/04           1.290            3,998,853
       4,000  Citigroup Global Markets Holdings, Inc.             08/02/04           1.270            3,999,859
       2,000  Greenwich Capital Holdings, Inc.                    08/26/04           1.410*           2,000,000
                                                                                                      9,998,712
  CHEMICALS--1.81%
       3,000  BASF AG                                             08/16/04           1.320            2,998,350

PRINCIPAL
 AMOUNT                                                             MATURITY       INTEREST
  (000)                                                               DATES          RATES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)
  ENERGY-INTEGRATED--1.20%
    $  2,000  Koch Industries LLC                                    08/10/04           1.260%   $    1,999,370
  FINANCE-CAPTIVE AUTOMOTIVE--1.20%
       2,000  Toyota Motor Credit Corp.                              08/06/04           1.280         1,999,644
  FINANCE-NONCAPTIVE DIVERSIFIED--2.41%
       4,000  International Lease Finance Corp.                      08/12/04           1.260         3,998,460
  UTILITIES-OTHER--1.81%
       3,000  RWE AG                                                 08/11/04           1.310         2,998,908
Total Commercial Paper (cost--$110,218,613)                                                         110,218,613
---------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS--2.72%
  BANKING-U.S.--0.61%
       1,000  KFW International Finance, Inc.                        04/18/05           4.250         1,019,604
  FINANCE-NONCAPTIVE CONSUMER--0.90%
       1,500  Household Finance Corp.                                08/05/04           1.320*        1,500,000
  FINANCE-NONCAPTIVE DIVERSIFIED--1.21%
       2,000  General Electric Capital Corp.                         10/05/04           1.450*        2,000,000
Total Short-Term Corporate Obligations
  (cost--$4,519,604)                                                                                  4,519,604
---------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
---------
MONEY MARKET FUNDS+--1.07%
         719 AIM Liquid Assets Portfolio                                                1.240           719,428
       1,066 BlackRock Provident Institutional TempFund                                 1.191         1,065,789
Total Money Market Funds (cost--$1,785,217)                                                           1,785,217
---------------------------------------------------------------------------------------------------------------
Total Investments (cost--$166,470,075 which approximates
  cost for federal income tax purposes)--100.24%                                                    166,470,075
Liabilities in excess of other assets--(0.24)%                                                         (403,457)
Net Assets (applicable to 166,066,779 shares
  of beneficial interest outstanding equivalent
  to $1.00 per share)--100.00%                                                                   $  166,066,618
---------------------------------------------------------------------------------------------------------------

     * Variable rate securities--maturity dates reflect earlier of reset date or stated maturity date. The interest rates shown are the current rates as of July 31, 2004, and reset periodically.
     @  Interest rates shown are the discount rates at date of purchase.
     +  Interest rates shown reflect yield at July 31, 2004.

ISSUER BREAKDOWN BY COUNTRY

                                                PERCENT OF PORTFOLIO ASSETS
---------------------------------------------------------------------------
United States                                                          76.6%
Great Britain                                                           9.6
France                                                                  4.8
Sweden                                                                  2.4
Switzerland                                                             1.8
Germany                                                                 1.8
Belgium                                                                 1.8
Ireland                                                                 1.2
Total                                                                 100.0%
---------------------------------------------------------------------------

                      Weighted Average Maturity -- 43 days

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                   FOR THE
                                                                                 YEAR ENDED
                                                                                JULY 31, 2004
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                        $   1,579,312
EXPENSES:
Transfer agency and related services fees                                             583,741
Investment management and administration fees                                         495,495
Reports and notices to shareholders                                                   158,224
Professional fees                                                                      49,699
Federal and state registration fees                                                    36,032
Custody and accounting                                                                 14,157
Trustees' fees                                                                         11,062
Other expenses                                                                         11,179
                                                                                    1,359,589
Less: Fee waivers and expense reimbursements from
   investment manager and administrator                                              (510,180)
Net expenses                                                                          849,409
Net investment income                                                                 729,903
Net realized gains from investment activities                                              31
Net increase in net assets resulting from operations                            $     729,934
---------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEARS ENDED JULY 31,
                                                              -------------------------------
                                                                    2004            2003
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $       729,903   $   1,175,404
Net realized gains from investment activities                              31              28
Net increase in net assets resulting from operations                  729,934       1,175,432
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                (729,903)     (1,175,404)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from beneficial
   interest transactions                                           42,151,935      11,913,188
Net increase in net assets                                         42,151,966      11,913,216
NET ASSETS:
Beginning of year                                                 123,914,652     112,001,436
End of year                                                   $   166,066,618   $ 123,914,652
Accumulated undistributed net investment income               $            --   $          --
---------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE MONEY MARKET INVESTMENTS

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers twelve portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the

Portfolio and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (US) Inc. ("UBS Global AM"). UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2004, the Portfolio did not owe UBS Global AM for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual operating expenses at a level not exceeding 0.60%. The Portfolio will reimburse UBS Global AM for any such payments during a three year period to the extent that operating expenses are otherwise below the expense caps. For the year ended July 31, 2004, UBS Global AM agreed to waive $495,495 of its investment management and administration fees and reimburse the Portfolio $14,685 for certain operating expenses. At July 31, 2004, UBS Global AM owed the Portfolio $11,646 for fee waivers and expense reimbursements.

At July 31, 2004, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expirations as follows:

FEE WAIVERS/EXPENSE                EXPIRES                EXPIRES                 EXPIRES
REIMBURSEMENTS                     JULY 31,               JULY 31,                JULY 31,
SUBJECT TO REPAYMENT                 2005                   2006                    2007
-------------------------------------------------------------------------------------------
$   2,068,188                    $   854,351            $   703,657             $   510,180

TRANSFER AGENCY AND RELATED SERVICES FEES

Prior to January 1, 2004, UBS Global AM provided transfer agency and related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and was compensated for these services by PFPC, not the Portfolio. Effective January 1, 2004, such delegated services are performed by UBS Financial Services Inc., which is compensated for these services by PFPC (not the Portfolio).

For the year ended July 31, 2004, UBS Global AM and UBS Financial Services Inc. received from PFPC, not the Portfolio, $277,580 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At July 31, 2004, dividends payable, payable for shares of beneficial interest repurchased and other accrued expenses (excluding investment management and administration fees) were $56,182, $981,007, and $218,348, respectively.

At July 31, 2004, the Portfolio had the following components of net assets: paid in capital of $166,066,779 and accumulated net realized loss of $161 for total net assets of $166,066,618.

FEDERAL TAX STATUS

The Portfolio intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all net investment income, realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to federal excise tax.

The tax character of distributions paid to shareholders during the fiscal years ended July 31, 2004 and July 31, 2003 was ordinary income.

At July 31, 2004, the components of accumulated earnings on a tax basis was undistributed ordinary income of $56,182 and accumulated realized capital and other losses of $161.

At July 31, 2004, the Portfolio had a net capital loss carryforward of $161. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized gains, and will expire July 31, 2007. To the extent that such losses are used to offset future realized capital gains, it is probable that the gains so offset will not be distributed.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                          FOR THE YEARS ENDED JULY 31,
                                        -------------------------------
                                              2004            2003
-----------------------------------------------------------------------
Shares sold                                 186,974,819     184,782,987
Shares repurchased                         (145,496,890)   (174,057,834)
Dividends reinvested                            674,006       1,188,035
Net increase in shares outstanding           42,151,935      11,913,188

UBS PACE MONEY MARKET INVESTMENTS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                FOR THE YEARS ENDED JULY 31,
                                      --------------------------------------------------------------------------------
                                              2004             2003             2002             2001             2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR                   $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
Net investment income                        0.005            0.009            0.021            0.053            0.054
Dividends from net
  investment income                         (0.005)          (0.009)          (0.021)          (0.053)          (0.054)
NET ASSET VALUE,
  END OF YEAR                         $       1.00     $       1.00     $       1.00     $       1.00     $       1.00
TOTAL INVESTMENT
  RETURN(1)                                   0.51%            0.96%            2.10%            5.44%            5.53%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets,
  end of year (000's)                 $    166,067     $    123,915     $    112,001     $     76,657     $     65,521
Expenses to average
  net assets, net of fee
  waivers and expense
  reimbursements
  from manager                                0.60%            0.57%            0.50%            0.50%            0.50%
Expenses to average
  net assets, before fee
  waivers and expense
  reimbursements
  from manager                                0.96%            1.13%            1.43%            1.00%            0.95%
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements
  from manager                                0.51%            0.94%            2.03%            5.26%            5.46%
Net investment income
  to average net assets,
  before fee waivers and
  expense reimbursements
  from manager                                0.15%            0.38%            1.10%            4.76%            5.01%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE MONEY MARKET INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statement of net assets of UBS PACE Money Market Investments (the "Portfolio") (one of the twelve portfolios comprising the UBS PACE Select Advisors Trust), as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Money Market Investments at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


New York, New York
September 21, 2004

UBS PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647-1568.

INTERESTED TRUSTEE

                                              TERM OF
                                            OFFICE+ AND
                            POSITION(S)      LENGTH OF
      NAME, ADDRESS,         HELD WITH          TIME                   PRINCIPAL OCCUPATION(S)
        AND AGE                TRUST           SERVED                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Margo N. Alexander*++; 57   Trustee         Since 1995              Mrs. Alexander is retired. She was
c/o UBS Global Asset                                                an executive vice president of
Management                                                          UBS Financial Services Inc. (from
57 West 52nd Street                                                 March 1984 to December 2002). She
New York, NY 10019                                                  was chief executive officer (from
                                                                    January 1995 to October 2000), a
                                                                    director (from January 1995 to
                                                                    September 2001) and chairman (from
                                                                    March 1999 to September 2001) of
                                                                    UBS Global AM (formerly known as
                                                                    Mitchell Hutchins Asset
                                                                    Management Inc.).

                                         NUMBER OF
      NAME, ADDRESS,             PORTFOLIOS IN FUND COMPLEX                OTHER DIRECTORSHIPS
        AND AGE                     OVERSEEN BY TRUSTEE                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------
Margo N. Alexander*++; 57   Mrs. Alexander is a director or         None
c/o UBS Global Asset        trustee of 16 investment companies
Management                  (consisting of 33 portfolios) for
57 West 52nd Street         which UBS Global AM or one of its
New York, NY 10019          affiliates serves as investment
                            advisor, sub-advisor or manager.

INDEPENDENT TRUSTEES

                                              TERM OF
                                            OFFICE+ AND
                            POSITION(S)      LENGTH OF
      NAME, ADDRESS,         HELD WITH          TIME                      PRINCIPAL OCCUPATION(S)
        AND AGE                TRUST           SERVED                       DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69    Trustee and     Since 2001              Mr. Armstrong is chairman and
c/o Willkie Farr &          Interim                                 principal of R.Q.A. Enterprises
Gallagher LLP               Chairman of                             (management consulting firm)
787 Seventh Avenue          the Board                               (since April 1991 and principal
New York, NY 10019-6099     of Trustees                             occupation since March 1995).

David J. Beaubien; 70       Trustee         Since 1995              Mr. Beaubien is retired (since
84 Doane Road                                                       2003). He was chairman of Yankee
Ware, MA 01082                                                      Environmental Systems, Inc., a
                                                                    manufacturer of meteorological
                                                                    measuring systems (since 1991).

Richard R. Burt; 57         Trustee         Since 1995              Mr. Burt is chairman of Diligence
1275 Pennsylvania                                                   LLC (international information and
Ave., N.W.                                                          security firm) and IEP Advisors
Washington,                                                         (international investments and
D.C. 20004                                                          consulting firm).

Meyer Feldberg; 62          Trustee         Since 1997              Professor Feldberg is Dean Emeritus
Columbia Business School                                            and Sanford Bernstein Professor of
33 West 60th Street                                                 Leadership and Ethics at Columbia
7th Floor                                                           Business School. Prior to July 2004,
New York, NY 10023-7905                                             he was Dean and Professor of
                                                                    Management of the Graduate School
                                                                    of Business at Columbia University
                                                                    (since 1989).

                                       NUMBER OF
     NAME, ADDRESS,            PORTFOLIOS IN FUND COMPLEX               OTHER DIRECTORSHIPS
        AND AGE                    OVERSEEN BY TRUSTEE                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 69    Mr. Armstrong is a director or      None
c/o Willkie Farr &          trustee of 16 investment
Gallagher LLP               companies (consisting of 33
787 Seventh Avenue          portfolios) for which UBS Global
New York, NY 10019-6099     AM or one of its affiliates
                            serves as investment advisor,
                            sub-advisor or manager.

David J. Beaubien; 70       Mr. Beaubien is a director or       Mr. Beaubien is also a director
84 Doane Road               trustee of 16 investment            of IEC Electronics, Inc., a
Ware, MA 01082              companies (consisting of 33         manufacturer of electronic
                            portfolios) for which UBS Global    assemblies.
                            AM or one of its affiliates
                            serves as investment advisor,
                            sub-advisor or manager.

Richard R. Burt; 57         Mr. Burt is a director or trustee   Mr. Burt is also a director of
1275 Pennsylvania           of 16 investment companies          Hollinger International Inc.
Ave., N.W.                  (consisting of 33 portfolios) for   (publishing), HCL Technologies,
Washington,                 which UBS Global AM or one of its   Ltd., (software and information
D.C. 20004                  affiliates serves as investment     technologies), The Central
                            advisor, sub-advisor or manager.    European Fund, Inc., The Germany
                                                                Fund, Inc., IGT, Inc. (provides
                                                                technology to gaming and wagering
                                                                industry) and chairman of Weirton
                                                                Steel Corp. (makes and finishes
                                                                steel products). He is also a
                                                                director or trustee of funds in
                                                                the Scudder Mutual Funds Family
                                                                (consisting of 47 portfolios).

Meyer Feldberg; 62          Professor Feldberg is a director    Professor Feldberg is also a
Columbia Business School    or trustee of 30 investment         director of Pri-media Inc.
33 West 60th Street         companies (consisting of 47         (publishing), Federated Depart-
7th Floor                   portfolios) for which UBS Global    ment Stores, Inc. (operator of
New York, NY 10023-7905     AM or one of its affiliates         department stores), Revlon, Inc.
                            serves as investment advisor,       (cosmetics), Select Medical Inc.
                            sub-advisor or manager.             (healthcare services) and SAPPI,
                                                                Ltd. (producer of paper).

                                              TERM OF
                                            OFFICE+ AND
                            POSITION(S)      LENGTH OF
      NAME, ADDRESS,         HELD WITH          TIME                  PRINCIPAL OCCUPATION(S)
        AND AGE                TRUST           SERVED                   DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Carl W. Schafer; 68         Trustee         Since 2001          Mr. Schafer is president of the
66 Witherspoon Street                                           Atlantic Foundation (charitable
#1100                                                           foundation) (since 1990).
Princeton, NJ 08542

William D. White; 70        Trustee         Since 1995          Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

                                       NUMBER OF
     NAME, ADDRESS,            PORTFOLIOS IN FUND COMPLEX               OTHER DIRECTORSHIPS
        AND AGE                    OVERSEEN BY TRUSTEE                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------
Carl W. Schafer; 68         Mr. Schafer is a director or        Mr. Schafer is also a director of
66 Witherspoon Street       trustee of 16 investment            Labor Ready, Inc. (temporary
#1100                       companies (consisting of 33         employment), Guardian Life
Princeton, NJ 08542         portfolios) for which UBS Global    Insurance Company Mutual Funds
                            AM or one of its affiliates         (consisting of 25 portfolios),
                            serves as investment advisor,       the Harding, Loevner Funds
                            sub-advisor or manager.             (consisting of three portfolios),
                                                                E.I.I. Realty Securities Trust
                                                                (investment company) and Frontier
                                                                Oil Corporation.

William D. White; 70        Mr. White is a director or          None
P.O. Box 199                trustee of 16 investment
Upper Black Eddy, PA 18972  companies (consisting of 33
                            portfolios) for which UBS Global
                            AM or one of its affiliates
                            serves as investment advisor,
                            sub-advisor or manager.

OFFICERS

                                                TERM OF                   PRINCIPAL OCCUPATION(S)
                                              OFFICE+ AND                   DURING PAST 5 YEARS;
                             POSITION(S)       LENGTH OF                 NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,          HELD WITH           TIME                FUND COMPLEX FOR WHICH PERSON
        AND AGE                 TRUST            SERVED                      SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
W. Douglas Beck*;           Vice President  Since 2003              Mr. Beck is an executive director
37                                                                  and head of mutual fund
                                                                    product management of UBS Global
                                                                    AM (since 2002). From March 1998
                                                                    to November 2002, he held various
                                                                    positions at Merrill Lynch, the
                                                                    most recent being first vice
                                                                    president and co-manager of the
                                                                    managed solutions group. Mr. Beck
                                                                    is vice president of 19
                                                                    investment companies (consisting
                                                                    of 74 portfolios) for which UBS
                                                                    Global AM or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Thomas Disbrow*;            Vice President  Since 2000              Mr. Disbrow is a director and
38                          and Treasurer   (Vice President)        co-head of the mutual fund
                                            Since 2004              finance department of UBS Global
                                            (Treasurer)             AM. Prior to November 1999, he
                                                                    was a vice president of
                                                                    Zweig/Glaser Advisers.
                                                                    Mr. Disbrow is a vice president
                                                                    and treasurer of 16 investment
                                                                    companies (consisting of 33
                                                                    portfolios) and assistant
                                                                    treasurer of four investment
                                                                    companies (consisting of 42
                                                                    portfolios) for which UBS Global
                                                                    AM or one of its affiliates
                                                                    serves as investment advisor,
                                                                    sub-advisor or manager.

Mark F. Kemper**;           Vice President  Since 2004              Mr. Kemper is general counsel of
46                          and Secretary                           UBS Global Asset Management--
                                                                    Americas region (since July
                                                                    2004). Mr. Kemper also is an
                                                                    executive director of UBS Global
                                                                    Asset Management (Americas) Inc.
                                                                    ("UBS Global AM (Americas")) and
                                                                    was its deputy general counsel
                                                                    from July 2001 to July 2004. He
                                                                    has been secretary of UBS Global
                                                                    AM (Americas) since 1999 and
                                                                    assistant secretary of UBS Global
                                                                    AM (Americas) and UBS Global
                                                                    Asset Management Trust Company
                                                                    since 1993. Mr. Kemper is vice
                                                                    president and secretary of 16
                                                                    investment companies (consisting
                                                                    of 33 portfolios) and assistant
                                                                    secretary of four investment
                                                                    companies (consisting of 42
                                                                    portfolios) for which UBS Global
                                                                    AM (Americas) or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

                                                TERM OF                   PRINCIPAL OCCUPATION(S)
                                              OFFICE+ AND                   DURING PAST 5 YEARS;
                             POSITION(S)       LENGTH OF                 NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,          HELD WITH           TIME                FUND COMPLEX FOR WHICH PERSON
        AND AGE                 TRUST            SERVED                      SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
Joanne M. Kilkeary*;        Vice President  Since 1999              Ms. Kilkeary is an associate
36                          and Assistant                           director and a senior manager of
                            Treasurer                               the mutual fund finance
                                                                    department of UBS Global AM.
                                                                    Ms. Kilkeary is a vice president
                                                                    and assistant treasurer of 16
                                                                    investment companies (consisting
                                                                    of 33 portfolios) for which UBS
                                                                    Global AM or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Joseph T. Malone*;          Vice President  Since 2004              Mr. Malone is a director and
36                          and Assistant                           co-head of the mutual fund
                            Treasurer                               finance department of UBS Global
                                                                    AM. From August 2000 through June
                                                                    2001, he was the controller at
                                                                    AEA Investors Inc. From March
                                                                    1998 to August 2000, Mr. Malone
                                                                    was a manager within investment
                                                                    management services of
                                                                    PricewaterhouseCoopers LLC.
                                                                    Mr. Malone is vice president and
                                                                    assistant treasurer of 16
                                                                    investment companies (consisting
                                                                    of 33 portfolios) and treasurer
                                                                    and principal accounting officer
                                                                    of four investment companies
                                                                    (consisting of 42 portfolios) for
                                                                    which UBS Global AM or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Michael H.                  Vice President  Since 2001              Mr. Markowitz is a managing
Markowitz**; 39                                                     director, portfolio manager and
                                                                    head of U.S. short duration fixed
                                                                    income of UBS Global AM. He is
                                                                    also a managing director and
                                                                    portfolio manager of UBS Global
                                                                    Asset Management (Americas) Inc.,
                                                                    an affiliate of UBS Global AM.
                                                                    Mr. Markowitz is a vice president
                                                                    of five investment companies
                                                                    (consisting of 21 portfolios) for
                                                                    which UBS Global AM or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

                                                TERM OF                   PRINCIPAL OCCUPATION(S)
                                              OFFICE+ AND                   DURING PAST 5 YEARS;
                             POSITION(S)       LENGTH OF                 NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,          HELD WITH           TIME                FUND COMPLEX FOR WHICH PERSON
        AND AGE                 TRUST            SERVED                      SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
Jonathan M.                 Vice President  Since 2004              Mr. Sherman is a director in the
Sherman*; 33                                                        product management and development
                                                                    group (since February 2003) of UBS
                                                                    Global AM. Prior to February 2003,
                                                                    he was a mutual fund and closed-end
                                                                    fund analyst in the global research
                                                                    and economics group at Merrill
                                                                    Lynch. Mr. Sherman is a vice
                                                                    president of one investment company
                                                                    (consisting of 12 portfolios) for
                                                                    which UBS Global AM or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Joseph A. Varnas*;          President       Since 2003              Mr. Varnas is a managing director
36                                                                  (since March 2003), global head
                                                                    of information technology and
                                                                    operations (since March 2004) and
                                                                    head of product
                                                                    management--Americas (since
                                                                    November 2002) of UBS Global AM.
                                                                    He was head of technology of UBS
                                                                    Global AM from November 2002 to
                                                                    March 2004. From 2000 to 2001, he
                                                                    was manager of product
                                                                    development in Investment
                                                                    Consulting Services at UBS
                                                                    Financial Services Inc. Mr. Varnas
                                                                    was a senior analyst in the
                                                                    Global Securities Research and
                                                                    Economics Group at Merrill Lynch
                                                                    from 1995 to 1999. Mr. Varnas is
                                                                    president of 20 investment
                                                                    companies (consisting of
                                                                    75 portfolios) for which UBS
                                                                    Global AM or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

                                                TERM OF                   PRINCIPAL OCCUPATION(S)
                                              OFFICE+ AND                   DURING PAST 5 YEARS;
                             POSITION(S)       LENGTH OF                 NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS,          HELD WITH           TIME                FUND COMPLEX FOR WHICH PERSON
        AND AGE                 TRUST            SERVED                      SERVES AS OFFICER
-------------------------------------------------------------------------------------------------------
Keith A. Weller*;           Vice President  Since 2000              Mr. Weller is a director and
42                          and Assistant                           senior associate general counsel
                            Secretary                               of UBS Global AM. Mr. Weller is a
                                                                    vice president and assistant
                                                                    secretary of 16 investment
                                                                    companies (consisting of
                                                                    33 portfolios) for which UBS
                                                                    Global AM or one of its
                                                                    affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606
 + Each Trustee holds office for an indefinite term. Each Trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.
++ Mrs. Alexander is an "interested person" of the Trust as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolio Form N-Qs will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. Additionally, they are available upon request by calling 1-800-647-1568.

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

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

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

                      (This page intentionally left blank)

TRUSTEES

Richard Q. Armstrong
INTERIM CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

Carl W. Schafer

William D. White


PRINCIPAL OFFICERS

Joseph A. Varnas
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

W. Douglas Beck
VICE PRESIDENT

Michael H. Markowitz
VICE PRESIDENT


INVESTMENT MANAGER,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


(C) 2004 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]

                                                                     Presorted
                                                                     Standard
                                                                   U.S. Postage
                                                                       PAID
                                                                   Smithtown, NY
                                                                    Permit 700
UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, New York 10019

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       (a) AUDIT FEES:
           For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $475,804 and $393,704, respectively.

           Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

       (b) AUDIT-RELATED FEES:
           In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $32,316 and $35,100, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

           Fees included in the audit-related category are those associated with
           (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements, (2) review of portions of the registrant's semiannual 2003 Form N-SAR filing, and (3) review of the consolidated 2003 and 2002 report on UBS Funds' profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

           There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

       (c) TAX FEES:
           In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $170,100 and $138,700, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

           Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

           There were no tax fees required to be approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

       (d) ALL OTHER FEES:
           In each of the fiscal years ended July 31, 2004 and July 31, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

           Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

           There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

       (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
               The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12,
               2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                      The [audit ]Committee shall:

                      ...


                      2. Pre-approve (a) all audit and permissible non-audit
                         services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

----------
                             (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
                             (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                             Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

       (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

               AUDIT-RELATED FEES:
               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

               TAX FEES:
               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

               ALL OTHER FEES:
               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended July 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate fees billed by E&Y of $4,092,880 and $3,417,928, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                          2004               2003
                                                          ----               ----
          Covered Services                            $   202,416        $   173,800
          Non-Covered Services                          3,890,464          3,244,128

       (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Filed as part of the annual report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

       (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

       (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

       (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

       (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  October 8, 2004
       ---------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       ---------------------
       Joseph A. Varnas
       President

Date:  October 8, 2004
       ---------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Treasurer

Date:  October 8, 2004
       ---------------